UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Address of principal executive offices) (Zip code)

Rodney R. Miller, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Name and address of agent for service)

registrant’s telephone number, including area code: 214-720-2142

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

GuideStone Funds

GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”)

GuideStone Capital Management (“GSCM”)

GuideStone Trust Services (“GSTS”)

PFPC Distributors, Inc. (“PFPC”)

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to nonpublic personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed above: individual retirement accounts (“IRAs”) and/or personal mutual fund accounts.

The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect nonpublic personal information about you with regard to your IRA and/or personal mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third-party service providers);

•	Information we receive from others such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such nonpublic personal financial information about you to one or more of our affiliates. An affiliate of an organization means any entity that controls, is controlled by, or is under common control with that organization. For example, GuideStone Financial Resources, GSCM and GSTS are affiliates of one another. GuideStone Funds, GuideStone Financial Resources, GSCM, GSTS and PFPC do not sell your personal information to nonaffiliated third parties.

We may also disclose any of the personal information that we collect about you to nonaffiliated third parties as permitted by law. For example, we may provide your information to nonaffiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to nonpublic personal information about you to those of our employees who need to know that information in order for us to provide and/or service products or services to you. We also maintain physical, electronic, and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer service representative at 1-888-98-GUIDE.

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by PFPC Distributors, Inc., 760 Moore Rd., King of Prussia, PA 19406.

LETTER FROM THE PRESIDENT

We are pleased to bring you the 2007 Annual Report for GuideStone Funds and would like to review with you several enhancements and milestones for GuideStone Funds in 2007:

•	MyDestination FundsTM , the first Christian-screened date target funds, were made available January 1, 2007. By year-end nearly $400 million in assets were held in these Funds.

•	Achieved $10 billion in assets in GuideStone Funds during the first half of 2007. As of December 31, 2007, GuideStone Funds totaled $9.8 billion representing a 5.31% increase from the prior year.

•	Reduced expenses to GuideStone Funds became effective September 1, 2007.

•	Website enhancements were made to the GuideStone Funds website to provide streamlined access to materials and information and to enrich our shareholders’ experience.

Overall, 2007 showed the results of another successful year of performance. All but two of the GuideStone Funds closed the year with positive performance and all Funds achieved positive returns since inception.

We look forward to another year of delivering performance guided by values. Thank you for choosing to invest in GuideStone Funds.

Sincerely,

John R. Jones

For more information, please contact us at 1-888-98-GUIDE (1-888-984-8433) ¯ www.GuideStoneFunds.org.

FROM THE CHIEF INVESTMENT OFFICER

Rodric E. Cummins, CFA

The year 2007 was an overall satisfying one for investors as stocks and bonds posted returns that were generally near historical norms. Unfortunately, signs of a slowing U.S. economy and a host of other cyclical economic concerns weighed heavily on the minds of investors over the closing months of 2007, and a fourth quarter decline in global equity markets ended 2007 on a disappointing note. Despite increasingly wide swings in performance during the year, investors in stocks and bonds achieved similar results, yet investors that maintained balance and diversification among asset classes achieved their results with noticeably less volatility than the equity markets alone.

With equity markets near all-time highs at mid-year, a change in market sentiment toward a more cautious outlook grew out of concerns over future economic growth. Problems in the financial and housing sectors related to sub-prime mortgages were compounded by issues characteristic of late-stage economic cycles (i.e. tighter credit standards, inflation, slower economic growth, and a decline in the growth of corporate earnings). These concerns rapidly impacted liquidity and valuations on a global scale, leading to a re-pricing of risk throughout the capital markets and a change in market leadership. Quick and decisive action by the Federal Reserve and other central banks to reduce interest rates and inject liquidity provided a temporary reprieve to market concerns. Yet, many of the economic concerns that surfaced during the year will likely provide continued challenges into 2008.

For investors, worries over future economic growth resulted in a shift in market leadership toward more defensive, high-quality investments. Within the bond market, a flight-to-quality sparked a strong rally in U.S. Treasury securities. In the equity market, strong performance from high-quality growth companies signaled a preference among investors for companies whose earnings are more sustainable in slower economic periods. Among major asset classes, performance was led in 2007 by international stocks, which received a boost from emerging markets and a declining U.S. dollar. The MSCI ACWI® Ex-U.S. posted a return for the year of 16.65%. By contrast, the U.S. equity market, as measured by the S&P 500®, posted a return of 5.49%. The Lehman Brothers Aggregate Bond Index, representative of the U.S bond market returned 6.97% for the year.

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2007.

Index

[1]	The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.
[2]	The Russell 2000® Index is a small-cap index consisting of the smallest 2000 companies in the Russell 3000® index, representing approximately 8% of the Russell 3000® Index total market capitalization.
[3]	The MSCI ACWI® Ex-U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the U.S.
[4]

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody’s Investor’s Service, Standard and Poor’s® Corporation, or Fitch Investor’s Service, in that order.

U.S. Economy — Real Gross Domestic Product

After a meaningful acceleration in the 4th quarter of 2006, the U.S. economy, as measured by the real gross domestic product (GDP), slowed sharply in the 1st quarter of 2007 to an annualized rate of just 0.7%. The deceleration in real GDP growth in the 1st quarter reflected an upturn in imports, downturns in exports and in federal government spending. The deteriorating housing market also contributed. Second quarter GDP rebounded and came in at an annual rate of 3.8% reflecting positive contributions from personal consumption expenditures (PCE) for services, exports, nonresidential structures and government spending. Growth accelerated in the 3rd quarter pushing the economy to an annual GDP rate of 4.9% primarily reflecting an upturn in exports, PCE, and federal government spending. However, real residential fixed investment dropped 20.1 % in the 3rd quarter, reflecting the troubles in the housing market. In light of data indicating a further reduction in manufacturing activity and consumer spending late in the year, consensus estimates for 4th quarter GDP have been revised downward. Forecasts for the first quarter of 2008 are now calling for possible negative GDP growth, reflecting concerns of a broad economic slowdown.

Real Gross Domestic Product (“GDP”) is one of the most widely used economic measures for the overall U.S. economy. GDP measures the output of all goods and services produced by labor and property within the U.S. during a specific period. The output is usually expressed as an annualized rate for a quarter. Generally, it is viewed as positive for the equity markets when GDP expands reflecting an environment of economic growth and profitability. The converse is true when GDP is contracting.

Data Source: Bloomberg

S&P 500® Index Returns

The broad U.S. equity market, as measured by the S&P 500® Index, posted a total return of 5.49% for 2007, capping a fifth consecutive year in positive territory. Positive performance was not without its price as volatility rose emphatically. After opening the year on a positive note, signs that a deceleration in economic growth could unfold, stock prices were subsequently beset by a variety of developments that heightened investors’ risk aversion and sparked worries about a recession. The first quarter saw the S&P 500® Index rise just 0.64%. The second quarter offered a reprieve with solid corporate profits and record merger activity taking center stage. The index rose 6.3%. Markets peaked in late July before concerns over subprime mortgage securities sent stocks sharply lower. A modest rebound helped the S&P 500®Index post a 2.0% gain for the third quarter. Increasing uncertainty about the economic outlook sent equities broadly lower in November and December, contributing to a 3.34% loss in the S&P 500®Index for the fourth quarter.

The S&P 500® Index includes 500 leading companies in major industries of the U.S. economy. The index represents about 75% of U.S. equity market capitalization. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. Constituents are selected by a team of Standard & Poor’s® economists and analysts.

Data Source: Standard & Poor’s®

S&P 500® P/E (Excluding Negative Earnings)

The price-to-earnings (P/E) ratio for the S&P 500® Index ended the year just over 19, an increase from a year earlier. The increase occurred both as the market reached new highs (price) but remained high as deteriorating earnings began to weigh on the denominator portion of the equation as the year ended. For the sixteen year period show in the graph, the average P/E is just below 24. Over a 30 year period, the average P/E is just above 18. At the current level, this valuation measure for the broad market index does not appear to be valued at a discount, suggesting that the struggle between price appreciation and corporate earnings will likely keep the P/E near its longer-term (30-year) historical average.

P/E is the ratio of a stock’s price divided by its earnings per share. In this case, the P/E ratio is represented for the entire index. The ratio, or multiple, reflects the price an investor is willing to pay for a dollar of expected earnings per share.

Data Source: Ned Davis Research Group

The Conference Board Consumer Confidence Index

U.S. consumer confidence, as measured by the Conference Board’s Index, declined for much of the year as consumers became cautious in their assessment of their own financial situation and that of the economy as a whole. Rising prices at the gas pump dampened consumers’ short-term expectations early in the year. A recovering stock market seemed to buoy expectations by mid year only to succumb to realization that a softening in business activity was underway. The index peaked at 111.9 in July just prior to the sharp pullback in the equity markets in August. Consumer sentiment dipped accordingly in ensuing months. Worries about the recession in housing, the subprime lending crisis and rising oil prices contributed to a two-year-low reading of 87.8 during November. By year-end, consumer expectations had appeared to stabilize, but readings indicate they were far from optimistic about the near-term future.

The Conference Board Consumer Confidence Index is based on a monthly survey of a sample of 5,000 U.S. households for the purpose of measuring consumer sentiment. The trend in this economic measure is closely monitored given consumers comprise approximately two-thirds of the U.S. Economy. Generally, it is viewed as positive to the economy and equity markets when the index increases. This reflects the fact that consumers are positive regarding their economic outlook and that they are more willing to spend money providing further economic stimulus.

Data Source: Bloomberg

Federal Reserve

The year 2007 was a year of transition for monetary policy in the U.S. The Federal Reserve’s (Fed’s) tightening campaign stalled during mid 2006 at a Fed Funds Rate of 5.25%. This key interest rate was left unchanged throughout the first half of 2007. However, the need for a policy change arose during mid 2007 in response to the collapse of subprime mortgages, a housing-led slumping economy, a credit crisis and concerns over the sustainability of consumer spending. In their effort to stave off a recessionary environment, the Fed implemented an easing monetary policy, cutting the Fed Funds rate by 1.00% between September and December. Fighting opposing forces, the Fed was forced to delicately balance its easing monetary actions amidst uncomfortably high inflationary pressures (rising energy and commodity prices). The year ended with a Fed Funds Rate of 4.25%.

The Federal Reserve, often referred to as “the Fed,“ is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The federal funds rate is the interest rate at which depository institutions lend balances at the Federal Reserve to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the federal funds rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output, and prices of goods and services.

Data Source: Bloomberg

U.S. Unemployment

The unemployment rate rose from near-historic low levels during the second half of 2007 as the effects of the downturn in the residential housing construction, lending, and manufacturing intensified. The crisis in the financial markets led to layoffs in the lending and banking sector. Total employment was essentially unchanged over the year, but the labor-participation rate fell causing the unemployment rate to rise to 5.0% at the end of 2007. Job growth remained strong in the healthcare and food services industries, accounting for two-thirds of all private sector job growth in 2007. In addition, employment in professional and technical services was up by 322,000 over the year. The largest job losses for the year came in construction (-236,000) and manufacturing (-212,000). The number of unemployed persons increased by 474,000 in December to 7.7 million; up from 6.8 million a year earlier. While the unemployment rate did increase, the average hourly wage rate rose 3.7% over the year.

The U.S. unemployment rate measures the numbers of persons unemployed as a percentage of the labor force. Typically, unemployment tends to increase during difficult economic periods and declines during expansionary economic times. Additionally, very low unemployment can place inflationary pressure on the economy as labor markets become very competitive and expensive.

Data Source: Bloomberg

U.S. Treasury Yield Curve

During 2007, U.S. Treasury yields fell materially across the yield curve, most of which occurred in the second half of the year. U.S. Treasury yields declined in response to the Federal Reserve’s (“Fed’s”) easing monetary policy and investors’ flight-to-quality in response to increasing concerns over the slowing domestic economy and sub-prime losses. Over the 12-month period, the U.S. Treasury yield curve steepened as short-term yields declined greater than long-term yields. As evidence, the spread between the 2-10 year segment of the yield curve was slightly inverted at the beginning of the year and increased to 0.98% by year-end. The yield on the 2-year Treasury dropped 1.74% to end the year at 3.05%, while the yield on the 10-year U.S. Treasury fell 0.66% to 4.02%. The yield on the bellwether 30-year U.S. Treasury bond decreased 0.33% to close the year at 4.45%.

The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

ACTUAL

Fund	Class	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$1,026.21	0.20%	$1.02
	GS6	1,000.00	1,025.24	0.50	2.55
MyDestination 2015	GS4	1,000.00	1,012.63	0.20	1.01
	GS6	1,000.00	1,010.85	0.50	2.53
MyDestination 2025	GS4	1,000.00	998.94	0.20	1.01
	GS6	1,000.00	997.50	0.50	2.52
MyDestination 2035	GS4	1,000.00	987.79	0.20	1.00
	GS6	1,000.00	987.04	0.51	2.55
MyDestination 2045	GS4	1,000.00	981.80	0.19	0.95
	GS6	1,000.00	981.18	0.49	2.45
Flexible Income	GS4	1,000.00	1,032.62	0.12	0.61
	GS6	1,000.00	1,030.68	0.43	2.20
Growth & Income	GS4	1,000.00	1,027.28	0.12	0.61
	GS6	1,000.00	1,024.85	0.39	1.99
Capital Opportunities	GS4	1,000.00	1,009.30	0.12	0.61
	GS6	1,000.00	1,007.97	0.39	1.97
Global Equity	GS4	1,000.00	992.81	0.12	0.60
	GS6	1,000.00	992.01	0.39	1.96
Flexible Income I	GS2	1,000.00	1,032.58	0.16	0.82
Growth & Income I	GS2	1,000.00	1,027.93	0.16	0.82
Capital Opportunities I	GS2	1,000.00	1,010.78	0.16	0.81
Global Equity I	GS2	1,000.00	993.98	0.16	0.80

About Your Expenses (Continued)

ACTUAL

Fund	Class	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Money Market	GS2	$1,000.00	$1,026.01	0.21%	$1.07
	GS4	1,000.00	1,024.99	0.41	2.09
	GS6	1,000.00	1,022.81	0.83	4.23
Low-Duration Bond	GS2	1,000.00	1,044.46	0.39	2.01
	GS4	1,000.00	1,043.61	0.55	2.83
	GS6	1,000.00	1,042.35	0.94	4.84
Medium-Duration Bond	GS2	1,000.00	1,061.68	0.46	2.39
	GS4	1,000.00	1,060.62	0.59	3.06
	GS6	1,000.00	1,059.64	0.93	4.83
Extended-Duration Bond	GS2	1,000.00	1,082.34	0.51	2.68
	GS4	1,000.00	1,081.15	0.70	3.67
	GS6	1,000.00	1,079.71	0.98	5.14
Global Bond	GS4	1,000.00	1,054.93	0.81	4.20
Equity Index	GS2	1,000.00	983.99	0.22	1.10
	GS4	1,000.00	982.98	0.38	1.90
	GS6	1,000.00	978.71	0.59	2.94
Real Estate Securities	GS4	1,000.00	884.81	1.26	5.99
Value Equity	GS2	1,000.00	919.82	0.67	3.24
	GS4	1,000.00	919.47	0.86	4.16
	GS6	1,000.00	918.87	1.10	5.32
Growth Equity	GS2	1,000.00	1,067.60	0.87	4.53
	GS4	1,000.00	1,066.93	0.97	5.05
	GS6	1,000.00	1,064.96	1.32	6.87
Small Cap Equity	GS2	1,000.00	928.53	1.02	4.96
	GS4	1,000.00	928.03	1.16	5.64
	GS6	1,000.00	925.91	1.44	6.99
International Equity	GS2	1,000.00	1,022.10	0.94	4.79
	GS4	1,000.00	1,021.01	1.27	6.47
	GS6	1,000.00	1,020.10	1.36	6.92

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$1,024.20	0.20%	$1.02
	GS6	1,000.00	1,022.68	0.50	2.55
MyDestination 2015	GS4	1,000.00	1,024.20	0.20	1.02
	GS6	1,000.00	1,022.68	0.50	2.55
MyDestination 2025	GS4	1,000.00	1,024.20	0.20	1.02
	GS6	1,000.00	1,022.68	0.50	2.55
MyDestination 2035	GS4	1,000.00	1,024.20	0.20	1.02
	GS6	1,000.00	1,022.63	0.51	2.60
MyDestination 2045	GS4	1,000.00	1,024.25	0.19	0.97
	GS6	1,000.00	1,022.74	0.49	2.50
Flexible Income	GS4	1,000.00	1,024.60	0.12	0.61
	GS6	1,000.00	1,023.04	0.43	2.19

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Growth & Income	GS4	$1,000.00	$1,024.60	0.12%	$0.61
	GS6	1,000.00	1,023.24	0.39	1.99
Capital Opportunities	GS4	1,000.00	1,024.60	0.12	0.61
	GS6	1,000.00	1,023.24	0.39	1.99
Global Equity	GS4	1,000.00	1,024.60	0.12	0.61
	GS6	1,000.00	1,023.24	0.39	1.99
Flexible Income I	GS2	1,000.00	1,024.40	0.16	0.82
Growth & Income I	GS2	1,000.00	1,024.40	0.16	0.82
Capital Opportunities I	GS2	1,000.00	1,024.40	0.16	0.82
Global Equity I	GS2	1,000.00	1,024.40	0.16	0.82
Money Market	GS2	1,000.00	1,024.15	0.21	1.07
	GS4	1,000.00	1,023.14	0.41	2.09
	GS6	1,000.00	1,021.02	0.83	4.23
Low-Duration Bond	GS2	1,000.00	1,023.24	0.39	1.99
	GS4	1,000.00	1,022.43	0.55	2.80
	GS6	1,000.00	1,020.47	0.94	4.79
Medium-Duration Bond	GS2	1,000.00	1,022.89	0.46	2.35
	GS4	1,000.00	1,022.23	0.59	3.01
	GS6	1,000.00	1,020.52	0.93	4.74
Extended-Duration Bond	GS2	1,000.00	1,022.63	0.51	2.60
	GS4	1,000.00	1,021.68	0.70	3.57
	GS6	1,000.00	1,020.27	0.98	4.99
Global Bond	GS4	1,000.00	1,021.12	0.81	4.13
Equity Index	GS2	1,000.00	1,024.10	0.22	1.12
	GS4	1,000.00	1,023.29	0.38	1.94
	GS6	1,000.00	1,022.23	0.59	3.01
Real Estate Securities	GS4	1,000.00	1,018.85	1.26	6.41
Value Equity	GS2	1,000.00	1,021.83	0.67	3.41
	GS4	1,000.00	1,020.87	0.86	4.38
	GS6	1,000.00	1,019.66	1.10	5.60
Growth Equity	GS2	1,000.00	1,020.82	0.87	4.43
	GS4	1,000.00	1,020.32	0.97	4.94
	GS6	1,000.00	1,018.55	1.32	6.72
Small Cap Equity	GS2	1,000.00	1,020.06	1.02	5.19
	GS4	1,000.00	1,019.36	1.16	5.90
	GS6	1,000.00	1,017.95	1.44	7.32
International Equity	GS2	1,000.00	1,020.47	0.94	4.79
	GS4	1,000.00	1,018.80	1.27	6.46
	GS6	1,000.00	1,018.35	1.36	6.92

About Your Expenses (Continued)

Because the expense caps for each Class of the Blended and Select Funds were changed during the year ended December 31, 2007 (see Note 3c in the Notes to Financial Statements), the following table reflects the expenses that would have been incurred assuming the new expense cap was in effect for the entire period.

ACTUAL

Fund	Class	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Flexible Income	GS4	$1,000.00	$1,032.62	0.12%	$0.61
	GS6	1,000.00	1,030.68	0.45	2.30
Growth & Income	GS4	1,000.00	1,027.28	0.12	0.61
	GS6	1,000.00	1,024.85	0.45	2.30
Capital Opportunities	GS4	1,000.00	1,009.30	0.12	0.61
	GS6	1,000.00	1,007.97	0.45	2.28
Global Equity	GS4	1,000.00	992.81	0.12	0.60
	GS6	1,000.00	992.01	0.44	2.21
Flexible Income I	GS2	1,000.00	1,032.58	0.15	0.77
Growth & Income I	GS2	1,000.00	1,027.93	0.15	0.77
Capital Opportunities I	GS2	1,000.00	1,010.78	0.15	0.76
Global Equity I	GS2	1,000.00	993.98	0.15	0.75
Money Market	GS2	1,000.00	1,026.01	0.19	0.97
	GS4	1,000.00	1,024.99	0.39	1.99
	GS6	1,000.00	1,022.81	0.80	4.08
Low-Duration Bond	GS2	1,000.00	1,044.46	0.36	1.86
	GS4	1,000.00	1,043.61	0.52	2.68
	GS6	1,000.00	1,042.35	0.91	4.68
Medium-Duration Bond	GS2	1,000.00	1,061.68	0.47	2.44
	GS4	1,000.00	1,060.62	0.58	3.01
	GS6	1,000.00	1,059.64	0.93	4.83
Extended-Duration Bond	GS2	1,000.00	1,082.34	0.51	2.68
	GS4	1,000.00	1,081.15	0.69	3.62
	GS6	1,000.00	1,079.71	0.96	5.03
Global Bond	GS4	1,000.00	1,054.93	0.78	4.04
Equity Index	GS2	1,000.00	983.99	0.20	1.00
	GS4	1,000.00	982.98	0.37	1.85
	GS6	1,000.00	978.71	0.60	2.99
Real Estate Securities	GS4	1,000.00	884.81	1.18	5.61
Value Equity	GS2	1,000.00	919.82	0.67	3.24
	GS4	1,000.00	919.47	0.85	4.11
	GS6	1,000.00	918.87	1.14	5.51
Growth Equity	GS2	1,000.00	1,067.60	0.88	4.59
	GS4	1,000.00	1,066.93	0.97	5.05
	GS6	1,000.00	1,064.96	1.29	6.71
Small Cap Equity	GS2	1,000.00	928.53	1.05	5.10
	GS4	1,000.00	928.03	1.15	5.59
	GS6	1,000.00	925.91	1.43	6.94
International Equity	GS2	1,000.00	1,022.10	0.94	4.79
	GS4	1,000.00	1,021.01	1.12	5.71
	GS6	1,000.00	1,020.10	1.37	6.98

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Flexible Income	GS4	$1,000.00	$1,024.60	0.12%	$0.61
	GS6	1,000.00	1,022.94	0.45	2.29
Growth & Income	GS4	1,000.00	1,024.60	0.12	0.61
	GS6	1,000.00	1,022.94	0.45	2.29
Capital Opportunities	GS4	1,000.00	1,024.60	0.12	0.61
	GS6	1,000.00	1,022.94	0.45	2.29
Global Equity	GS4	1,000.00	1,024.60	0.12	0.61
	GS6	1,000.00	1,022.99	0.44	2.24
Flexible Income I	GS2	1,000.00	1,024.45	0.15	0.77
Growth & Income I	GS2	1,000.00	1,024.45	0.15	0.77
Capital Opportunities I	GS2	1,000.00	1,024.45	0.15	0.77
Global Equity I	GS2	1,000.00	1,024.45	0.15	0.77
Money Market	GS2	1,000.00	1,024.25	0.19	0.97
	GS4	1,000.00	1,023.24	0.39	1.99
	GS6	1,000.00	1,021.17	0.80	4.08
Low-Duration Bond	GS2	1,000.00	1,023.39	0.36	1.84
	GS4	1,000.00	1,022.58	0.52	2.65
	GS6	1,000.00	1,020.62	0.91	4.63
Medium-Duration Bond	GS2	1,000.00	1,022.84	0.47	2.40
	GS4	1,000.00	1,022.28	0.58	2.96
	GS6	1,000.00	1,020.52	0.93	4.74
Extended-Duration Bond	GS2	1,000.00	1,022.63	0.51	2.60
	GS4	1,000.00	1,021.73	0.69	3.52
	GS6	1,000.00	1,020.37	0.96	4.89
Global Bond	GS4	1,000.00	1,021.12	0.78	3.97
Equity Index	GS2	1,000.00	1,024.20	0.20	1.02
	GS4	1,000.00	1,023.34	0.37	1.89
	GS6	1,000.00	1,022.18	0.60	3.06
Real Estate Securities	GS4	1,000.00	1,018.85	1.18	6.01
Value Equity	GS2	1,000.00	1,021.83	0.67	3.41
	GS4	1,000.00	1,020.92	0.85	4.33
	GS6	1,000.00	1,019.46	1.14	5.80
Growth Equity	GS2	1,000.00	1,020.77	0.88	4.48
	GS4	1,000.00	1,020.32	0.97	4.94
	GS6	1,000.00	1,018.70	1.29	6.56
Small Cap Equity	GS2	1,000.00	1,019.91	1.05	5.35
	GS4	1,000.00	1,019.41	1.15	5.85
	GS6	1,000.00	1,018.00	1.43	7.27
International Equity	GS2	1,000.00	1,020.47	0.94	4.79
	GS4	1,000.00	1,019.56	1.12	5.70
	GS6	1,000.00	1,018.30	1.37	6.97

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management. The Date Target Funds’ and Blended Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2007 through December 31, 2007, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MyDestination 2005 Fund

The Fund, through its investment in underlying Select Funds and Exchange-Traded Funds (ETFs), is slightly overweight in fixed income securities compared to equity securities. The fixed income portfolio includes exposure to a wide range of bond investments across the full spectrum of maturities, including Treasury Inflation-Protected Securities (or TIPs). The Fund also has exposure to public real estate securities through the GuideStone Real Estate Securities Fund. The Fund began operations on December 29, 2006. For the calendar year ending December 31, 2007, the GS4 Class of the Fund produced a 6.42% total return. The largest contributors to overall return came from the Fund’s investment in the Growth Equity Fund and an investment in the iShares Lehman TIPs ETF. Exposure to the Real Estate Securities Fund and the Value Equity Fund detracted from returns.

Please see page 14 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The MyDestination FundsTM attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the MyDestination FundsTM in addition to those of the underlying funds. You may invest in the Select Funds directly. The MyDestination FundsTM are also subject to the risks of the underlying funds they hold.

MyDestination 2005 Fund

Average Annual Total Returns as of 12/31/07

	GS4 Class*	GS6 Class*	Benchmark**
One Year	6.42%	6.11%	6.77%
Since Inception	6.38%	6.08%	6.73%
Inception Date	12/29/06	12/29/06	12/29/06

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and / or the TIPs ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indexes, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI® Ex-US Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Long-Term Government Bond Index, Lehman Brothers Long-Term Credit Bond Index, Lehman Brothers Global Aggregate Bond Index, Lehman Brothers U.S. Corporate High Yield Index – 2% Issuer Capped, JPMorgan Emerging Markets Bond Index Plus and iShares Lehman TIPs Bond Fund.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody’s Investor’s Service, Standard and Poor’s®, or Fitch, Inc., in that order.

MyDestination 2005 Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 84.1%
GuideStone Money Market Fund (GS4 Class)¥	717,698	$717,698
GuideStone Low-Duration Bond Fund (GS4 Class)¥	647,416	8,338,723
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	687,125	9,372,384
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	60,992	927,082
GuideStone Global Bond Fund (GS4 Class)¥	158,240	1,601,391
GuideStone Equity Index Fund (GS4 Class)¥	89,260	1,702,183
GuideStone Real Estate Securities Fund (GS4 Class) ¥	283,833	2,565,850
GuideStone Value Equity Fund (GS4 Class)¥	452,621	7,708,144
GuideStone Growth Equity Fund (GS4 Class)¥	383,911	7,762,690
GuideStone Small Cap Equity Fund (GS4 Class)¥	151,039	2,161,375
GuideStone International Equity Fund (GS4 Class)¥	374,551	6,861,767

Total Affiliated Mutual Funds (Cost $51,709,291)		49,719,287

EXCHANGE TRADED FUND — 14.9%
iShares Lehman Treasury Inflation Protected Securities Fund
(Cost $8,352,018)	83,386	8,822,238

	Par
U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Bills
3.95%, 01/17/08‡‡	$30,000	29,959
4.18%, 01/17/08‡‡	5,000	4,993
4.83%, 01/17/08‡‡	40,000	39,946

		74,898

U.S. Treasury Note
4.00%, 11/15/12	430,000	441,725

Total U.S. Treasury Obligations (Cost $515,049)		516,623

TOTAL INVESTMENTS — 99.9% (Cost $60,576,358)		59,058,148
Other Assets in Excess of Liabilities — 0.1%		66,606

NET ASSETS — 100.0%		$59,124,754

PORTFOLIO SUMMARY (based on net assets)
			%
Domestic Equity Funds			37.1
Bond Funds			34.2
Exchange Traded Fund			14.9
International Equity Fund			11.6
Money Market Fund			1.2
U.S. Treasury Obligations			0.9
Futures Contracts			0.7

			100.6

See Notes to Financial Statements.

MyDestination 2015 Fund

The Fund, through its investment in underlying Select Funds and ETFs, is overweight in equity securities compared to fixed income securities. The Fund began operations on December 29, 2006. For the calendar year ending December 31, 2007, the GS4 Class of the Fund produced a 6.12% total return. The largest contributors to overall return came from the Fund’s investment in the Growth Equity Fund and the International Equity Fund. Exposure to the Real Estate Securities Fund and the Value Equity Fund detracted from returns.

Please see page 17 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The MyDestination FundsTM attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the MyDestination FundsTM in addition to those of the underlying funds. You may invest in the Select Funds directly. The MyDestination FundsTM are also subject to the risks of the underlying funds they hold.

MyDestination 2015 Fund

Average Annual Total Returns as of 12/31/07

	GS4 Class*	GS6 Class*	Benchmark**
One Year	6.12%	5.74%	6.23%
Since Inception	6.09%	5.70%	6.20%
Inception Date	12/29/06	12/29/06	12/29/06

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and / or the TIPs ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indexes, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI® Ex-US Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Long-Term Government Bond Index, Lehman Brothers Long-Term Credit Bond Index, Lehman Brothers Global Aggregate Bond Index, Lehman Brothers U.S. Corporate High Yield Index – 2% Issuer Capped, JPMorgan Emerging Markets Bond Index Plus and iShares Lehman TIPs Bond Fund.

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

MyDestination 2015 Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 91.4%
GuideStone Money Market Fund (GS4 Class)¥	3,345,451	$3,345,451
GuideStone Low-Duration Bond Fund (GS4 Class)¥	811,709	10,454,809
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	1,327,113	18,101,822
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	475,687	7,230,446
GuideStone Global Bond Fund (GS4 Class)¥	875,278	8,857,813
GuideStone Equity Index Fund (GS4 Class)¥	280,231	5,344,000
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,086,791	9,824,595
GuideStone Value Equity Fund (GS4 Class)¥	1,787,889	30,447,748
GuideStone Growth Equity Fund (GS4 Class)¥	1,522,389	30,782,713
GuideStone Small Cap Equity Fund (GS4 Class)¥	550,207	7,873,468
GuideStone International Equity Fund (GS4 Class)¥	1,336,592	24,486,359

Total Affiliated Mutual Funds (Cost $164,918,151)		156,749,224

EXCHANGE TRADED FUND — 7.8%
iShares Lehman Treasury Inflation Protected Securities Fund
(Cost $12,761,035)	127,307	13,469,081

	Par
U.S. TREASURY OBLIGATIONS — 0.8%
U.S. Treasury Bills
4.18%, 01/17/08‡‡	$30,000	29,959
4.62%, 01/17/08‡‡	35,000	34,953
4.76%, 01/17/08‡‡	30,000	29,959
4.83%, 01/17/08‡‡	40,000	39,946

		134,817

U.S. Treasury Note
4.25%, 08/15/13	1,120,000	1,161,213

Total U.S. Treasury Obligations (Cost $1,292,982)		1,296,030

TOTAL INVESTMENTS — 100.0% (Cost $178,972,168)		171,514,335
Liabilities in Excess of Other Assets — 0.0%		(31,641)

NET ASSETS — 100.0%		$171,482,694

PORTFOLIO SUMMARY (based on net assets)
			%
Domestic Equity Funds			49.1
Bond Funds			26.0
International Equity Fund			14.3
Exchange Traded Fund			7.8
Money Market Fund			2.0
Futures Contracts			1.4
U.S. Treasury Obligations			0.8

			101.4

See Notes to Financial Statements.

MyDestination 2025 Fund

The Fund, through its investment in underlying Select Funds, is significantly overweight in equity securities compared to fixed income securities. The Fund began operations on December 29, 2006. For the calendar year ending December 31, 2007, the GS4 Class of the Fund produced a 5.29% total return. The largest contributors to overall return came from the Fund’s investment in the Growth Equity Fund and the International Equity Fund. Exposure to the Real Estate Securities Fund and the Value Equity Fund detracted from returns.

Please see page 20 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The MyDestination FundsTM attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the MyDestination FundsTM in addition to those of the underlying funds. You may invest in the Select Funds directly. The MyDestination FundsTM are also subject to the risks of the underlying funds they hold.

MyDestination 2025 Fund

Average Annual Total Returns as of 12/31/07

	GS4 Class*	GS6 Class*	Benchmark**
One Year	5.29%	5.04%	6.03%
Since Inception	5.26%	5.01%	6.00%
Inception Date	12/29/06	12/29/06	12/29/06

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and / or the TIPs ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indexes, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI® Ex-US Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Long-Term Government Bond Index, Lehman Brothers Long-Term Credit Bond Index, Lehman Brothers Global Aggregate Bond Index, Lehman Brothers U.S. Corporate High Yield Index – 2% Issuer Capped, JPMorgan Emerging Markets Bond Index Plus and iShares Lehman TIPs Bond Fund.

The MSCI ACWI® (All Country World Index) Ex-U.S. IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2007, the MSCI ACWI® Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, new Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

MyDestination 2025 Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.6%
GuideStone Money Market Fund (GS4 Class)¥	1,814,372	$1,814,372
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	462,090	6,302,912
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	418,528	6,361,632
GuideStone Global Bond Fund (GS4 Class)¥	789,696	7,991,726
GuideStone Equity Index Fund (GS4 Class)¥	217,672	4,150,999
GuideStone Real Estate Securities Fund (GS4 Class)¥	799,563	7,228,047
GuideStone Value Equity Fund (GS4 Class)¥	1,263,303	21,514,049
GuideStone Growth Equity Fund (GS4 Class)¥	1,073,844	21,713,135
GuideStone Small Cap Equity Fund (GS4 Class)¥	515,877	7,382,199
GuideStone International Equity Fund (GS4 Class)¥	1,216,392	22,284,310

Total Affiliated Mutual Funds (Cost $114,118,087)		106,743,381

	Par
U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bills
3.86%, 01/17/08‡‡	$30,000	29,959
4.18%, 01/17/08‡‡	5,000	4,993
4.77%, 01/17/08‡‡	30,000	29,960
4.83%, 01/17/08‡‡	40,000	39,946

		104,858

U.S. Treasury Note
4.25%, 08/15/15	295,000	302,882

Total U.S. Treasury Obligations (Cost $405,155)		407,740

TOTAL INVESTMENTS — 100.0% (Cost $114,523,242)		107,151,121
Other Assets in Excess of Liabilities — 0.0%		11,557

NET ASSETS — 100.0%		$107,162,678

PORTFOLIO SUMMARY (based on net assets)
			%
Domestic Equity Funds			57.8
International Equity Fund			20.8
Bond Funds			19.3
Money Market Fund			1.7
Futures Contracts			1.2
U.S. Treasury Obligations			0.4

			101.2

See Notes to Financial Statements.

MyDestination 2035 Fund

The Fund, through its investment in underlying Select Funds, is significantly overweight in equity securities compared to fixed income securities. The Fund began operations on December 29, 2006. For the calendar year ending December 31, 2007, the GS4 Class of the Fund produced a 5.20% total return. The largest contributors to overall return came from the Fund’s investment in the Growth Equity Fund and the International Equity Fund. Exposure to the Real Estate Securities Fund and the Value Equity Fund detracted from returns.

Please see page 23 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The MyDestination FundsTM attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the MyDestination FundsTM in addition to those of the underlying funds. You may invest in the Select Funds directly. The MyDestination FundsTM are also subject to the risks of the underlying funds they hold.

MyDestination 2035 Fund

Average Annual Total Returns as of 12/31/07

	GS4 Class*	GS6 Class*	Benchmark**
One Year	5.20%	4.82%	5.94%
Since Inception	5.17%	4.80%	5.91%
Inception Date	12/29/06	12/29/06	12/29/06

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and / or the TIPs ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indexes, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI® Ex-US Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Long-Term Government Bond Index, Lehman Brothers Long-Term Credit Bond Index, Lehman Brothers Global Aggregate Bond Index, Lehman Brothers U.S. Corporate High Yield Index – 2% Issuer Capped, JPMorgan Emerging Markets Bond Index Plus and iShares Lehman TIPs Bond Fund.

The MSCI ACWI® (All Country World Index) Ex-U.S. Index SM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2007, the MSCI ACWI® Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, new Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

MyDestination 2035 Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.5%
GuideStone Money Market Fund (GS4 Class)¥	924,323	$924,323
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	32,036	436,967
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	29,019	441,087
GuideStone Global Bond Fund (GS4 Class)¥	139,196	1,408,669
GuideStone Equity Index Fund (GS4 Class)¥	82,777	1,578,556
GuideStone Real Estate Securities Fund (GS4 Class)¥	292,498	2,644,184
GuideStone Value Equity Fund (GS4 Class)¥	484,004	8,242,580
GuideStone Growth Equity Fund (GS4 Class)¥	410,660	8,303,540
GuideStone Small Cap Equity Fund (GS4 Class)¥	227,974	3,262,313
GuideStone International Equity Fund (GS4 Class)¥	496,222	9,090,786

Total Affiliated Mutual Funds (Cost $39,205,875)		36,333,005

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
3.86%, 01/17/08‡‡	$30,000	29,960
4.18%, 01/17/08‡‡	5,000	4,993
4.83%, 01/17/08‡‡	40,000	39,946

		74,899

U.S. Treasury Note
4.25%, 11/15/14	39,000	40,246

Total U.S. Treasury Obligations (Cost $114,938)		115,145

TOTAL INVESTMENTS — 99.8% (Cost $39,320,813)		36,448,150
Other Assets in Excess of Liabilities — 0.2%		56,231

NET ASSETS — 100.0%		$36,504,381

PORTFOLIO SUMMARY (based on net assets)
			%
Domestic Equity Funds			65.8
International Equity Fund			24.9
Bond Funds			6.3
Money Market Fund			2.5
Futures Contracts			2.0
U.S. Treasury Obligations			0.3

			101.8

See Notes to Financial Statements.

MyDestination 2045 Fund

The Fund, through its investment in underlying Select Funds, is primarily invested in equity securities. The Fund began operations on December 29, 2006. For the calendar year ending December 31, 2007, the GS4 Class of the Fund produced a 4.46% total return. The largest contributors to overall return came from the Fund’s investment in the International Equity Fund and the Growth Equity Fund. Exposure to the Real Estate Securities Fund and the Value Equity Fund detracted from returns.

Please see page 26 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The MyDestination FundsTM attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the MyDestination FundsTM in addition to those of the underlying funds. You may invest in the Select Funds directly. The MyDestination FundsTM are also subject to the risks of the underlying funds they hold.

MyDestination 2045 Fund

Average Annual Total Returns as of 12/31/07

	GS4 Class*	GS6 Class*	Benchmark**
One Year	4.46%	4.20%	5.32%
Since Inception	4.44%	4.18%	5.29%
Inception Date	12/29/06	12/29/06	12/29/06

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Composite Index is provided for each MyDestination Fund to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The construction of the Composite Index corresponds to the percentage allocation to the underlying asset class as represented by the Fund’s investment in the Select Funds and / or the TIPs ETF. As the percentage allocation to the underlying investment changes according to the MyDestination Funds™ glide path, the percentage allocation to the Composite Index will also change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indexes, as applicable: S&P 500® Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Index, MSCI ACWI® Ex-US Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Long-Term Government Bond Index, Lehman Brothers Long-Term Credit Bond Index, Lehman Brothers Global Aggregate Bond Index, Lehman Brothers U.S. Corporate High Yield Index – 2% Issuer Capped, JPMorgan Emerging Markets Bond Index Plus and iShares Lehman TIPs Bond Fund.

The MSCI ACWI® (All Country World Index) Ex-U.S. Index SM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets. As of December 31, 2007, the MSCI ACWI® Ex-U.S. consisted of the following developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, new Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

MyDestination 2045 Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 100.8%
GuideStone Money Market Fund (GS4 Class)¥	481,491	$481,491
GuideStone Equity Index Fund (GS4 Class)¥	32,514	620,039
GuideStone Real Estate Securities Fund (GS4 Class) ¥	137,831	1,245,996
GuideStone Value Equity Fund (GS4 Class)¥	173,967	2,962,656
GuideStone Growth Equity Fund (GS4 Class)¥	149,076	3,014,307
GuideStone Small Cap Equity Fund (GS4 Class)¥	87,577	1,253,223
GuideStone International Equity Fund (GS4 Class)¥	186,288	3,412,790

Total Affiliated Mutual Funds (Cost $14,032,888)		12,990,502

	Par
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill
4.83%, 01/17/08‡‡
(Cost $39,914)	$40,000	39,946

TOTAL INVESTMENTS — 101.1% (Cost $14,072,802)		13,030,448

Liabilities in Excess of Other Assets — (1.1)%		(141,660)

NET ASSETS — 100.0%		$12,888,788

PORTFOLIO SUMMARY (based on net assets)
			%
Domestic Equity Funds			70.6
International Equity Fund			26.5
Money Market Fund			3.7
Futures Contracts			2.9
U.S. Treasury Obligation			0.3

			104.0

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2007

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund
Assets
Investments in securities of affiliated issuers, at value	$49,719,287	$156,749,224	$106,743,381	$36,333,005	$12,990,502
Investments in securities of unaffiliated issuers, at value	9,338,861	14,765,111	407,740	115,145	39,946

Total investments (1)	59,058,148	171,514,335	107,151,121	36,448,150	13,030,448
Receivables:
Dividends	47,587	11,447	7,980	3,749	2,076
Interest	2,280	18,086	4,750	216	—
Fund shares sold	19,231	200,655	63,465	57,021	15,662
Receivable from advisor	5,070	—	379	6,675	7,371
Prepaid expenses and other assets	26,220	25,081	24,496	23,931	23,516

Total Assets	59,158,536	171,769,604	107,252,191	36,539,742	13,079,073

Liabilities
Payables:
Investment securities purchased	—	231,713	—	—	—
Fund shares redeemed	—	—	46,919	—	159,922
Variation margin	2,490	11,289	7,470	4,150	2,075
Accrued expenses:
Advisory fees	—	5,923	—	—	—
Distribution (12b-1) fees	250	251	339	233	214
Shareholder servicing fees	135	141	189	127	115
Other expenses	30,907	37,593	34,596	30,851	27,959

Total Liabilities	33,782	286,910	89,513	35,361	190,285

Net Assets	$59,124,754	$171,482,694	$107,162,678	$36,504,381	$12,888,788

Net Assets Consist of:
Paid-in capital	$59,149,966	$173,425,912	$109,908,586	$37,521,325	$13,232,562
Undistributed net investment income	357	906	641	—	412
Undistributed net realized gain on investments	1,494,806	5,533,945	4,637,081	1,860,948	703,024
Net unrealized depreciation on investments and futures	(1,520,375)	(7,478,069)	(7,383,630)	(2,877,892)	(1,047,210)

Net Assets	$59,124,754	$171,482,694	$107,162,678	$36,504,381	$12,888,788

Net Asset Value:
$0.001 par value, unlimited shares authorized Net assets applicable to the GS4 Class	$57,666,784	$169,953,365	$105,102,100	$35,116,973	$11,659,046

GS4 shares outstanding	5,572,050	16,454,332	10,266,846	3,428,995	1,152,358

Net asset value, offering and redemption price per GS4 share	$10.35	$10.33	$10.24	$10.24	$10.12

Net assets applicable to the GS6 Class	$1,457,970	$1,529,329	$2,060,578	$1,387,408	$1,229,742

GS6 shares outstanding	141,207	148,325	201,504	135,759	121,448

Net asset value, offering and redemption price per GS6 share	$10.33	$10.31	$10.23	$10.22	$10.13

(1) Investments in securities of affiliated issuers, at cost	$51,709,291	$164,918,151	$114,118,087	$39,205,875	$14,032,888
Investments in securities of unaffiliated issuers, at cost	8,867,067	14,054,017	405,155	114,938	39,914

Total investments at cost	$60,576,358	$178,972,168	$114,523,242	$39,320,813	$14,072,802

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2007

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund
Investment Income
Income dividends received from affiliated funds	$865,288	$2,392,690	$1,496,629	$403,840	$127,714
Dividends	269,121	382,171	—	—	—
Interest	10,005	18,713	7,664	1,900	858

Total Investment Income	1,144,414	2,793,574	1,504,293	405,740	128,572

Expenses
Investment advisory fees	34,845	96,616	59,731	20,950	8,055
Transfer agent fees:
GS4	16,174	16,878	16,990	16,192	16,236
GS6	7,351	7,355	7,372	7,354	7,338
GS8(1)	2,766	2,766	2,766	2,766	2,766
Custodian fees	15,837	19,911	17,978	16,475	10,870
Distribution (12b-1) fees:
GS6	1,136	1,181	1,441	1,140	1,100
GS8(1)	1,192	1,235	1,295	1,221	1,213
Shareholder servicing fees:
GS6	1,232	1,282	1,562	1,237	1,193
GS8(1)	805	835	876	825	820
Accounting and administration fees	4,544	9,721	6,409	3,440	2,377
Professional fees	44,612	44,612	44,612	44,612	44,612
Blue sky fees:
GS4	17,381	17,050	17,043	16,854	16,719
GS6	16,531	16,394	16,514	16,546	16,592
GS8(1)	2,883	2,860	2,881	2,885	2,887
Shareholder reporting fees:
GS4	4,803	6,123	6,451	4,937	4,934
GS6	200	200	252	201	151
GS8(1)	28	28	28	27	28
Trustee fees	229	629	376	134	54
Line of credit facility fees	89	248	148	51	60
Other expenses	10,313	14,228	12,057	9,572	8,748

Total Expenses	182,951	260,152	216,782	167,419	146,753
Expenses waived and reimbursed(2)	(108,625)	(63,659)	(92,209)	(120,467)	(125,418)
Fees paid indirectly	(1,067)	(1,139)	(1,124)	(1,106)	(1,090)

Net Expenses	73,259	195,354	123,449	45,846	20,245

Net Investment Income	1,071,155	2,598,220	1,380,844	359,894	108,327

Realized and Unrealized Gain
Capital gain distributions received from affiliated funds	2,017,507	7,485,683	6,238,879	2,492,779	971,548
Net realized gain on investment securities of affiliated issuers	27,322	19,250	6,674	2,297	40,934
Net realized gain on investment securities of unaffiliated issuers	22,286	60,433	18,609	2,518	—
Net realized loss on futures transactions	(22,096)	(77,987)	(62,211)	(25,361)	(11,778)

Net realized gain	2,045,019	7,487,379	6,201,951	2,472,233	1,000,704

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(1,990,004)	(8,168,927)	(7,374,706)	(2,872,870)	(1,042,386)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	471,794	711,094	2,585	207	32
Change in unrealized appreciation (depreciation) on futures	(2,165)	(20,236)	(11,509)	(5,229)	(4,856)

Net change in unrealized appreciation (depreciation)	(1,520,375)	(7,478,069)	(7,383,630)	(2,877,892)	(1,047,210)

Net Realized and Unrealized Gain (Loss)	524,644	9,310	(1,181,679)	(405,659)	(46,506)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,595,799	$2,607,530	$199,165	$(45,765)	$61,821

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund
	For the Year Ended 12/31/07
Operations:
Net investment income	$1,071,155	$2,598,220	$1,380,844	$359,894	$108,327
Net realized gain on investment securities	2,045,019	7,487,379	6,201,951	2,472,233	1,000,704
Net change in unrealized appreciation (depreciation) on investment securities	(1,520,375)	(7,478,069)	(7,383,630)	(2,877,892)	(1,047,210)

Net increase (decrease) in net assets resulting from operations	1,595,799	2,607,530	199,165	(45,765)	61,821

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)
GS4 shares	(1,524,510)	(4,415,924)	(2,831,806)	(920,638)	(317,266)
GS6 shares	(37,112)	(37,265)	(52,369)	(33,623)	(28,833)
Distributions from net realized capital gains
GS4 shares	(57,922)	(96,678)	(59,730)	(16,283)	(53,860)
GS6 shares	(1,467)	(881)	(1,168)	(635)	(5,636)

Total dividends and distributions	(1,621,011)	(4,550,748)	(2,945,073)	(971,179)	(405,595)

Capital Share Transactions:
Proceeds from shares sold
GS4 shares	63,731,938	172,884,135	109,691,374	38,732,919	15,819,931
GS6 shares	1,384,145	1,378,364	1,736,960	1,252,606	1,162,386
GS8 shares(2)	1,019,207	1,126,394	1,307,164	1,101,749	1,040,708
Proceeds from exchange of GS8 shares for GS6 shares(2)
GS6 shares	15,504	129,470	295,419	106,056	37,390
GS8 shares	(15,504)	(129,470)	(295,419)	(106,056)	(37,390)
Reinvestment of dividends and distributions
GS4 shares	1,582,432	4,512,602	2,891,536	936,921	371,048
GS6 shares	38,579	38,146	53,537	34,258	34,469

Total proceeds from shares sold	67,756,301	179,939,641	115,680,571	42,058,453	18,428,542

Value of shares redeemed
GS4 shares	(7,563,551)	(5,433,303)	(4,692,332)	(3,464,770)	(4,122,936)
GS6 shares	(14,703)	(42,562)	(13,674)	(17,005)	(10,183)
GS8 shares(2)	(1,058,081)	(1,067,864)	(1,095,979)	(1,085,353)	(1,092,861)

Total value of shares redeemed	(8,636,335)	(6,543,729)	(5,801,985)	(4,567,128)	(5,225,980)

Net increase from capital share transactions(3)	59,119,966	173,395,912	109,878,586	37,491,325	13,202,562

Total increase in net assets	59,094,754	171,452,694	107,132,678	36,474,381	12,858,788

Net Assets:
Beginning of Period	30,000	30,000	30,000	30,000	30,000

End of Period*	$59,124,754	$171,482,694	$107,162,678	$36,504,381	$12,888,788

*Including undistributed net investment income	$357	$906	$641	$—	$412

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 1 in Notes to Financial Statements.
(3)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

	For a Share Outstanding For the Year Ended December 31,										Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net (2)	Expenses, Including Expense Reduction (2)	Expenses, Before Waivers and Expense Reduction (2)	Investment Income, Net (1)	Investment Income/ (Loss), Excluding Waivers and Expense Reduction (1)	Portfolio Turnover Rate
MyDestination 2005 Fund*
GS4 Class
2007	$10.00	$0.33	#	$0.62	$(0.31)	$(0.28)	$(0.01)	$10.35	6.42%	$57,667	0.20%	0.20%	0.43%	3.16%	2.93%	21%

GS6 Class
2007	$10.00	$0.26	#	$0.62	$(0.27)	$(0.27)	$(0.01)	$10.33	6.11%	$1,458	0.50%	0.50%	2.87%	2.54%	0.17%	21%

MyDestination 2015 Fund*
GS4 Class
2007	$10.00	$0.29	#	$0.83	$(0.50)	$(0.28)	$(0.01)	$10.33	6.12%	$169,953	0.20%	0.20%	0.24%	2.74%	2.70%	7%

GS6 Class
2007	$10.00	$0.22	#	$0.83	$(0.47)	$(0.26)	$(0.01)	$10.31	5.74%	$1,529	0.50%	0.50%	2.54%	2.12%	0.08%	7%

MyDestination 2025 Fund*
GS4 Class
2007	$10.00	$0.25	#	$1.13	$(0.85)	$(0.28)	$(0.01)	$10.24	5.29%	$105,102	0.20%	0.20%	0.30%	2.37%	2.27%	5%

GS6 Class
2007	$10.00	$0.19	#	$1.13	$(0.81)	$(0.27)	$(0.01)	$10.23	5.04%	$2,061	0.50%	0.50%	2.25%	1.80%	0.05%	5%

MyDestination 2035 Fund*
GS4 Class
2007	$10.00	$0.19	#	$1.31	$(0.98)	$(0.28)	$— †	$10.24	5.20%	$35,117	0.20%	0.20%	0.64%	1.83%	1.39%	2%

GS6 Class
2007	$10.00	$0.11	#	$1.31	$(0.94)	$(0.26)	$— †	$10.22	4.82%	$1,387	0.50%	0.50%	2.97%	1.09%	(1.38)%	2%

MyDestination 2045 Fund*
GS4 Class
2007	$10.00	$0.17	#	$1.37	$(1.09)	$(0.28)	$(0.05)	$10.12	4.46%	$11,659	0.19%	0.19%	1.48%	1.60%	0.31%	9%

GS6 Class
2007	$10.00	$0.08	#	$1.37	$(1.03)	$(0.24)	$(0.05)	$10.13	4.20%	$1,230	0.50%	0.50%	3.51%	0.79%	(2.22)%	9%

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
*	Inception date was December 29, 2006.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Flexible Income Fund

The Fund, through investments in the Select Funds, combines a greater percentage of fixed income securities with a smaller percentage of equity securities. The Fund has a target of, but is not limited to, an asset allocation of 75% Fixed Income Select Funds, 19% U.S. Equity Select Funds and 6% Non-U.S. Equity Select Funds. Globally diversified portfolios faired well during 2007 in the midst of a tumultuous period for capital markets as uncertainty surrounding future economic growth developed near mid-year, resulting in a sharp increase in market volatility. The Flexible Income Fund GS4 Class generated a sound return of 6.48% for the one-year period. Performance was dominated by the Fund’s largest component, the Low-Duration Bond Fund. The Fund was also aided by exposure to the Growth Equity Fund and International Equity Fund. The Flexible Income Fund trails its custom benchmark on an annualized one-year, three-year, five-year and since-inception basis.

Please see page 33 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Flexible Income Fund

Average Annual Total Returns as of 12/31/07

	GS4 Class*	GS6 Class*	Benchmark**
One Year	6.48%	6.04%	7.56%
Five Year	5.95%	5.61%	6.32%
Since Inception	4.61%	4.30%	5.03%
Inception Date	08/27/01	08/27/01	08/27/01

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org . The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Merrill Lynch 1-3 Year Treasury Index.

The Russell 3000® Index measures the performance of the 2,929 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Flexible Income Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 98.8%
GuideStone Money Market Fund (GS4 Class)¥	2,971,265	$2,971,265
GuideStone Low-Duration Bond Fund (GS4 Class)¥	18,589,899	239,437,898
GuideStone Equity Index Fund (GS4 Class)¥	272,584	5,198,178
GuideStone Value Equity Fund (GS4 Class)¥	1,495,480	25,468,031
GuideStone Growth Equity Fund (GS4 Class)¥	1,258,659	25,450,081
GuideStone Small Cap Equity Fund (GS4 Class)¥	407,704	5,834,237
GuideStone International Equity Fund (GS4 Class)¥	1,069,162	19,587,050

Total Affiliated Mutual Funds (Cost $282,342,118)		323,946,740

	Par
U.S. TREASURY OBLIGATIONS — 1.1%
U.S. Treasury Bill
4.83%, 01/17/08‡‡	$70,000	69,905
U.S. Treasury Note
4.00%, 09/30/09	3,600,000	3,658,503

Total U.S. Treasury Obligations (Cost $3,733,140)		3,728,408

TOTAL INVESTMENTS — 99.9% (Cost $286,075,258)		327,675,148
Other Assets in Excess of Liabilities — 0.1%		258,262

NET ASSETS — 100.0%		$327,933,410

PORTFOLIO SUMMARY (based on net assets)
			%
Bond Fund			73.0
Domestic Equity Funds			18.9
International Equity Fund			6.0
U.S. Treasury Obligations			1.1
Money Market Fund			0.9
Futures Contracts			0.3

			100.2

See Notes to Financial Statements.

Growth & Income Fund

The Fund, through investments in the Select Funds, combines approximately equal percentages of fixed income and equity securities. The Fund has a target of, but is not limited to, an asset allocation of 50% Fixed Income Select Funds, 37% U.S. Equity Select Funds and 13% Non-U.S. Equity Select Funds. Globally diversified portfolios faired well during 2007 in the midst of a tumultuous period for capital markets as uncertainty surrounding future economic growth developed near mid-year, resulting in a sharp increase in market volatility. The GS4 Class of the Fund experienced a positive return for the year of 7.16%. For the year, the Fund’s positive performance was primarily due to the Fund’s approximate 50% exposure to fixed-income strategies and underlying investments in the Growth Equity Fund and the International Equity Fund. The Fund trails its custom benchmark on an annualized one-year, three-year, five-year and since-inception basis.

Please see page 36 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Growth & Income Fund

Average Annual Total Returns as of 12/31/07

	GS4 Class*	GS6 Class*	Benchmark**
One Year	7.16%	6.77%	7.67%
Five Year	10.13%	9.75%	10.35%
Since Inception	6.71%	6.37%	7.07%
Inception Date	08/27/01	08/27/01	08/27/01

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000® Index measures the performance of the 2,929 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchased by foreigners.

The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Growth & Income Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.4%
GuideStone Money Market Fund (GS4 Class)¥	13,176,293	$13,176,293
GuideStone Low-Duration Bond Fund (GS4 Class)¥	15,642,215	201,471,732
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	24,566,159	335,082,415
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	9,027,081	137,211,628
GuideStone Equity Index Fund (GS4 Class)¥	2,358,204	44,970,949
GuideStone Value Equity Fund (GS4 Class)¥	11,634,857	198,141,622
GuideStone Growth Equity Fund (GS4 Class)¥	9,998,819	202,176,118
GuideStone Small Cap Equity Fund (GS4 Class)¥	3,473,726	49,709,022
GuideStone International Equity Fund (GS4 Class)¥	9,757,078	178,749,676

Total Affiliated Mutual Funds (Cost $1,174,678,202)		1,360,689,455

	Par
U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bill
4.83%, 01/17/08‡‡	$600,000	599,187
U.S. Treasury Note
3.88%, 02/15/13	7,650,000	7,805,395

Total U.S. Treasury Obligations (Cost $8,198,049)		8,404,582

TOTAL INVESTMENTS — 100.0% (Cost $1,182,876,251)		1,369,094,037
Other Assets in Excess of Liabilities — 0.0%		333,533

NET ASSETS — 100.0%		$1,369,427,570

PORTFOLIO SUMMARY (based on net assets)
			%
Bond Funds			49.2
Domestic Equity Funds			36.1
International Equity Fund			13.1
Money Market Fund			1.0
Futures Contracts			0.6
U.S. Treasury Obligations			0.6

			100.6

See Notes to Financial Statements.

Capital Opportunities Fund

The Fund, through investments in the Select Funds, combines a greater percentage of equity securities with a smaller percentage of fixed income securities. The Fund has a target of, but is not limited to, an asset allocation of 56% U.S. Equity Select Funds, 25% Fixed Income Select Funds and 19% Non-U.S. Equity Select Funds. Globally diversified portfolios faired well during 2007 in the midst of a tumultuous period for capital markets as uncertainty surrounding future economic growth developed near mid-year, resulting in a sharp increase in market volatility. The Capital Opportunities Fund GS4 Class delivered a solid absolute return of 7.16% primarily due to the Fund’s investments in the Growth Equity Fund and International Equity Fund. The Fund trails its custom benchmark on an annualized one-year, three-year, five-year and since-inception basis.

Please see page 39 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Capital Opportunities Fund

Average Annual Total Returns as of 12/31/07

	GS4 Class*	GS6 Class*	Benchmark**
One Year	7.16%	6.75%	7.86%
Five Year	12.68%	12.21%	13.27%
Since Inception	7.14%	6.73%	7.68%
Inception Date	08/27/01	08/27/01	08/27/01

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000® Index measures the performance of the 2,929 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Capital Opportunities Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.6%
GuideStone Money Market Fund (GS4 Class)¥	13,608,128	$13,608,128
GuideStone Low-Duration Bond Fund (GS4 Class)¥	6,401,001	82,444,890
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	9,962,166	135,883,949
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	3,578,763	54,397,198
GuideStone Equity Index Fund (GS4 Class)¥	2,865,827	54,651,315
GuideStone Value Equity Fund (GS4 Class)¥	14,268,951	243,000,231
GuideStone Growth Equity Fund (GS4 Class)¥	12,404,878	250,826,635
GuideStone Small Cap Equity Fund (GS4 Class)¥	4,226,341	60,478,942
GuideStone International Equity Fund (GS4 Class)¥	11,474,207	210,207,476

Total Affiliated Mutual Funds (Cost $924,009,465)		1,105,498,764

	Par
U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bill
4.83%, 01/17/08‡‡	$730,000	729,011
U.S. Treasury Note
3.88%, 02/15/13	3,200,000	3,265,001

Total U.S. Treasury Obligations (Cost $3,899,920)		3,994,012

TOTAL INVESTMENTS — 100.0% (Cost $927,909,385)		1,109,492,776
Other Assets in Excess of Liabilities — 0.0%		162,967

NET ASSETS — 100.0%		$1,109,655,743

PORTFOLIO SUMMARY (based on net assets)
			%
Domestic Equity Funds			54.9
Bond Funds			24.6
International Equity Fund			18.9
Money Market Fund			1.2
Futures Contracts			0.9
U.S. Treasury Obligations			0.4

			100.9

See Notes to Financial Statements.

Global Equity Fund

The Fund, through investments in the Select Funds, combines a greater percentage of U.S. equity securities with a smaller percentage of international equity securities. The Fund has a target of, but is not limited to, an asset allocation of 75% U.S. Equity Select Funds and 25% Non-U.S. Equity Select Funds. The Global Equity Fund GS4 Class delivered the best absolute performance among the Blended Funds with a return of 7.17%. The Fund’s positive overall performance was primarily driven by its underlying investment in the Growth Equity Fund and the International Equity Fund. The Global Equity Fund trails its custom benchmark on an annualized one-year, three-year, five-year and since-inception basis.

Please see page 42 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Global Equity Fund

Average Annual Total Returns as of 12/31/07

	GS4 Class*	GS6 Class*	Benchmark**
One Year	7.17%	6.89%	7.97%
Five Year	15.21%	14.85%	16.19%
Since Inception	7.42%	7.14%	8.16%
Inception Date	08/27/01	08/27/01	08/27/01

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index and the MSCI ACWI® Ex-U.S.

The Russell 3000® Index measures the performance of the 2,929 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Global Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS4 Class)¥	13,390,394	$13,390,394
GuideStone Equity Index Fund (GS4 Class)¥	3,543,289	67,570,520
GuideStone Value Equity Fund (GS4 Class)¥	17,580,085	299,388,848
GuideStone Growth Equity Fund (GS4 Class)¥	15,330,822	309,989,212
GuideStone Small Cap Equity Fund (GS4 Class)¥	5,261,460	75,291,497
GuideStone International Equity Fund (GS4 Class)¥	13,901,342	254,672,582

Total Affiliated Mutual Funds (Cost $823,128,425)		1,020,303,053

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
4.83%, 01/17/08‡‡
(Cost $758,429)	$760,000	758,970

TOTAL INVESTMENTS — 100.0% (Cost $823,886,854)		1,021,062,023
Other Assets in Excess of Liabilities — 0.0%		132,776

NET ASSETS — 100.0%		$1,021,194,799

PORTFOLIO SUMMARY (based on net assets)
			%
Domestic Equity Funds			73.7
International Equity Fund			24.9
Money Market Fund			1.3
Futures Contracts			1.0
U.S. Treasury Obligation			0.1

			101.0

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	Flexible Income Fund	Growth & Income Fund	Capital Opportunities Fund	Global Equity Fund
Assets
Investments in securities of affiliated issuers, at value	$323,946,740	$1,360,689,455	$1,105,498,764	$1,020,303,053
Investments in securities of unaffiliated issuers, at value	3,728,408	8,404,582	3,994,012	758,970

Total investments (1)	327,675,148	1,369,094,037	1,109,492,776	1,021,062,023
Receivables:
Dividends	11,094	48,523	51,706	54,736
Interest	36,584	111,982	46,860	10,474
Fund shares sold	282,184	413,745	389,035	379,973
Prepaid expenses and other assets	17,038	19,416	17,832	16,947

Total Assets	328,022,048	1,369,687,703	1,109,998,209	1,021,524,153

Liabilities
Payables:
Fund shares redeemed	24,157	51,149	154,349	144,679
Variation margin	6,225	43,575	56,025	58,100
Accrued expenses:
Advisory fees	19,521	92,041	71,075	65,622
Distribution (12b-1) fees	2,380	3,519	2,436	3,424
Shareholder servicing fees	1,307	1,946	1,344	1,884
Other expenses	35,048	67,903	57,237	55,645

Total Liabilities	88,638	260,133	342,466	329,354

Net Assets	$327,933,410	$1,369,427,570	$1,109,655,743	$1,021,194,799

Net Assets Consist of:
Paid-in-capital	$282,088,851	$1,143,960,243	$882,897,120	$768,355,325
Undistributed net investment income	677	—	3,466	8,258
Accumulated net realized gain on investments	4,244,580	39,279,594	45,200,781	55,689,854
Net unrealized appreciation on investments and futures transactions	41,599,302	186,187,733	181,554,376	197,141,362

Net Assets	$327,933,410	$1,369,427,570	$1,109,655,743	$1,021,194,799

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$313,828,638	$1,348,204,040	$1,095,092,159	$1,000,850,235

GS4 shares outstanding	24,112,810	95,432,148	71,369,503	61,345,904

Net asset value, offering and redemption price per GS4 share	$13.02	$14.13	$15.34	$16.31

Net assets applicable to the GS6 Class	$14,104,772	$21,223,530	$14,563,584	$20,344,564

GS6 shares outstanding	1,635,856	2,507,423	1,522,978	1,901,731

Net asset value, offering and redemption price per GS6 share	$8.62	$8.46	$9.56	$10.70

(1) Investments in securities of affiliated issuers, at cost	$282,342,118	$1,174,678,202	$924,009,465	$823,128,425
Investments in securities of unaffiliated issuers, at cost	3,733,140	8,198,049	3,899,920	758,429

Total investments at cost	$286,075,258	$1,182,876,251	$927,909,385	$823,886,854

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2007

	Flexible Income Fund	Growth & Income Fund	Capital Opportunities Fund	Global Equity Fund
Investment Income
Income dividends received from affiliated funds	$10,194,792	$37,831,917	$21,334,052	$11,023,882
Interest	153,226	436,160	205,319	37,023

Total Investment Income	10,348,018	38,268,077	21,539,371	11,060,905

Expenses
Investment advisory fees	322,339	1,381,282	1,132,324	1,046,218
Transfer agent fees
GS4 shares	30,399	57,977	46,368	46,437
GS6 shares	7,373	7,451	7,368	7,395
GS8 shares(1)	2,878	2,895	2,884	2,886
Custodian fees	11,043	29,819	25,530	23,751
Distribution (12b-1) fees:
GS6 shares	13,507	18,865	12,279	19,001
GS8 shares(1)	7,327	11,022	10,871	9,546
Shareholder servicing fees:
GS6 shares	14,851	20,718	13,482	20,870
GS8 shares(1)	5,124	7,692	7,588	6,664
Accounting and administration fees	49,943	133,341	115,564	109,113
Professional fees	36,328	36,328	36,327	36,328
Blue sky fees
GS4 shares	25,474	38,867	42,495	33,928
GS6 shares	8,805	13,883	12,562	10,600
GS8 shares(1)	1,078	2,317	1,641	1,382
Shareholder reporting fees
GS4 shares	21,297	68,895	53,545	53,311
GS6 shares	111	275	250	268
GS8 shares(1)	27	39	28	29
Trustee fees	3,961	16,984	14,058	12,932
Line of credit facility fees	1,294	5,597	4,673	4,293
Other expenses	14,582	19,021	15,183	15,103

Total Expenses	577,741	1,873,268	1,555,020	1,460,055
Expenses waived/reimbursed(2)	(116,711)	(63,875)	(74,312)	(73,200)
Fees paid indirectly	(1,887)	(1,903)	(2,076)	(2,306)

Net Expenses	459,143	1,807,490	1,478,632	1,384,549

Net Investment Income	9,888,875	36,460,587	20,060,739	9,676,356

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	5,030,971	43,516,337	51,986,108	63,511,153
Net realized gain on investment securities of affiliated issuers	8,254,459	58,217,114	49,406,905	47,830,353
Net realized gain on investment securities of unaffiliated issuers	82,219	223,969	103,887	—
Net realized gain (loss) on futures transactions	31,978	132,156	423,199	(3,189)

Net realized gain	13,399,627	102,089,576	101,920,099	111,338,317

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(3,543,553)	(45,297,685)	(43,825,408)	(49,397,872)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	986	203,564	71,945	517
Change in unrealized appreciation (depreciation) on futures	2,401	(80,334)	(88,895)	(54,442)

Net change in unrealized appreciation (depreciation)	(3,540,166)	(45,174,455)	(43,842,358)	(49,451,797)

Net Realized and Unrealized Gain	9,859,461	56,915,121	58,077,741	61,886,520

Net Increase in Net Assets Resulting from Operations	$19,748,336	$93,375,708	$78,138,480	$71,562,876

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Flexible Income Fund		Growth & Income Fund
	For the Year Ended		For the Year Ended
	12/31/07	12/31/06	12/31/07	12/31/06
Operations:
Net investment income	$9,888,875	$9,558,099	$36,460,587	$32,611,327
Net realized gain on investment securities and futures transactions	13,399,627	7,521,573	102,089,576	64,875,048
Net change in unrealized appreciation (depreciation) on investment securities and futures	(3,540,166)	1,176,010	(45,174,455)	16,487,354

Net increase in net assets resulting from operations	19,748,336	18,255,682	93,375,708	113,973,729

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)
GS4 shares	(10,257,249)	(9,432,798)	(43,958,470)	(37,055,835)
GS6 shares	(645,141)	(521,636)	(1,077,383)	(608,167)
GS8 shares(2)	—	(217,451)	—	(298,157)
Distributions from net realized capital gains
GS4 shares	(12,085,382)	(3,380,204)	(90,170,185)	(39,876,138)
GS6 shares	(794,773)	(202,252)	(2,229,400)	(688,428)
GS8 shares(2)	—	(90,433)	—	(369,454)

Total dividends and distributions	(23,782,545)	(13,844,774)	(137,435,438)	(78,896,179)

Capital Share Transactions:
Proceeds from shares sold
GS4 shares	42,265,946	48,268,169	65,136,033	97,344,717
GS6 shares	148,296	18,487	1,397,888	1,078,834
GS8 shares(2)	71,747	190,451	466,712	2,360,849
Proceeds from exchange of GS8 shares for GS6 shares(2)
GS6 shares	319,625	—	3,063,229	—
GS8 shares	(319,625)	—	(3,063,229)	—
Reinvestment of dividends and distributions
GS4 shares	22,330,442	12,806,009	134,110,793	76,917,838
GS6 shares	1,439,913	723,888	3,306,782	1,296,595
GS8 shares(2)	—	307,884	—	667,611

Total proceeds from shares sold and reinvested	66,256,344	62,314,888	204,418,208	179,666,444

Value of shares redeemed
GS4 shares	(56,005,754)	(37,007,976)	(208,709,539)	(83,449,394)
GS6 shares	(19,909)	(34)	(476,452)	(57,598)
GS8 shares(2)	(5,669,148)	(23,806)	(6,269,702)	(290,737)

Total value of shares redeemed	(61,694,811)	(37,031,816)	(215,455,693)	(83,797,729)

Net increase (decrease) from capital share transactions(3)	4,561,533	25,283,072	(11,037,485)	95,868,715

Total increase (decrease) in net assets	527,324	29,693,980	(55,097,215)	130,946,265

Net Assets:
Beginning of Period	327,406,086	297,712,106	1,424,524,785	1,293,578,520

End of Period*	$327,933,410	$327,406,086	$1,369,427,570	$1,424,524,785

*Including undistributed net investment income	$677	$233	$—	$—

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 1 in Notes to Financial Statements.
(3)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Capital Opportunities Fund		Global Equity Fund
For the Year Ended		For the Year Ended
12/31/07	12/31/06	12/31/07	12/31/06
$20,060,739	$18,037,853	$9,676,356	$8,895,748
101,920,099	79,489,081	111,338,317	92,841,935
(43,842,358)	17,389,707	(49,451,797)	23,307,691

78,138,480	114,916,641	71,562,876	125,045,374

(29,803,490)	(23,978,727)	(21,728,269)	(16,325,661)
(586,886)	(260,944)	(610,351)	(330,326)
—	(205,398)	—	(116,960)
(91,054,947)	(50,378,326)	(97,810,986)	(52,469,226)
(1,828,932)	(611,374)	(2,859,391)	(1,183,298)
—	(536,666)	—	(505,083)

(123,274,255)	(75,971,435)	(123,008,997)	(70,930,554)

52,886,509	50,622,132	63,137,976	75,250,021
1,817,294	1,063,580	980,856	648,927
874,231	1,966,580	743,774	692,148
2,837,014	—	1,505,369	—
(2,837,014)	—	(1,505,369)	—
120,855,938	74,356,367	119,537,254	68,793,854
2,415,818	872,318	3,469,742	1,513,624
—	742,063	—	622,043

178,849,790	129,623,040	187,869,602	147,520,617

(171,694,646)	(73,037,809)	(164,016,299)	(106,442,575)
(192,271)	(144)	(149,759)	(66,258)
(6,756,589)	(707,360)	(7,106,675)	(218,026)

(178,643,506)	(73,745,313)	(171,272,733)	(106,726,859)

206,284	55,877,727	16,596,869	40,793,758

(44,929,491)	94,822,933	(34,849,252)	94,908,578

1,154,585,234	1,059,762,301	1,056,044,051	961,135,473

$1,109,655,743	$1,154,585,234	$1,021,194,799	$1,056,044,051

$3,466	$9,400	$8,258	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net (3)	Expenses, Including Expense Reduction (3)	Expenses, Before Waivers and Expense Reduction (3)	Investment Income, Net (1)	Investment Income/ (Loss), Excluding Waivers and Expense Reduction (1)	Portfolio Turnover Rate
Flexible Income Fund

GS4 Class
2007	$13.15	$0.43	#	$0.21	$0.21	$(0.44)	$(0.54)	$13.02	6.48%	$313,829	0.13%	0.13%	0.16%	3.13%	3.10%	13%
2006	12.94	0.40	#	0.17	0.20	(0.41)	(0.15)	13.15	5.99	308,802	0.13	0.13	0.18	3.08	3.03	9
2005	13.18	0.33	#	0.09	0.02	(0.32)	(0.36)	12.94	3.31	280,256	0.13	0.13	0.19	2.51	2.45	20
2004	13.00	0.21	#	0.04	0.37	(0.31)	(0.13)	13.18	4.76	270,913	0.13	0.13	0.17	1.60	1.56	11
2003	12.40	0.31		0.02	0.82	(0.22)	(0.33)	13.00	9.33	253,828	0.13	0.13	0.20	2.01	1.94	13

GS6 Class
2007	$9.03	$0.26	#	$0.21	$0.07	$(0.41)	$(0.54)	$8.62	6.04%	$14,105	0.44%	0.44%	0.47%	2.83%	2.80%	13%
2006	9.05	0.25	#	0.17	0.09	(0.38)	(0.15)	9.03	5.66	12,860	0.50	0.50	0.53	2.70	2.67	9
2005	9.42	0.20	#	0.09	(0.02)	(0.28)	(0.36)	9.05	2.90	12,161	0.50	0.50	0.56	2.10	2.04	20
2004	9.41	0.11	#	0.04	0.27	(0.28)	(0.13)	9.42	4.52	11,815	0.36	0.36	0.45	1.14	1.05	11
2003	9.12	0.21		0.02	0.59	(0.20)	(0.33)	9.41	9.06	19,674	0.35	0.35	0.46	1.90	1.79	13

Growth & Income Fund

GS4 Class
2007	$14.61	$0.41	#	$0.48	$0.16	$(0.48)	$(1.05)	$14.13	7.16%	$1,348,204	0.13%	0.13%	0.13%	2.68%	2.68%	7%
2006	14.20	0.36	#	0.39	0.50	(0.40)	(0.44)	14.61	8.78	1,400,001	0.13	0.13	0.14	2.44	2.43	7
2005	14.27	0.32	#	0.21	0.36	(0.36)	(0.60)	14.20	6.24	1,273,855	0.13	0.13	0.14	2.18	2.17	10
2004	13.41	0.26	#	0.11	0.99	(0.30)	(0.20)	14.27	10.13	1,283,982	0.13	0.13	0.13	1.90	1.90	6
2003	11.82	0.29		0.15	1.78	(0.36)	(0.27)	13.41	18.79	1,120,080	0.13	0.13	0.13	2.22	2.22	10

GS6 Class
2007	$9.33	$0.24	#	$0.48	$(0.09)	$(0.45)	$(1.05)	$8.46	6.77%	$21,224	0.43%	0.43%	0.44%	2.45%	2.44%	7%
2006	9.36	0.20	#	0.39	0.19	(0.37)	(0.44)	9.33	8.30	16,080	0.48	0.48	0.48	2.11	2.11	7
2005	9.71	0.18	#	0.21	0.19	(0.33)	(0.60)	9.36	5.96	13,888	0.48	0.48	0.48	1.82	1.82	10
2004	9.28	0.12	#	0.11	0.66	(0.26)	(0.20)	9.71	9.66	13,118	0.46	0.46	0.52	1.28	1.22	6
2003	8.34	0.16		0.15	1.23	(0.33)	(0.27)	9.28	18.52	22,650	0.45	0.45	0.54	2.00	1.91	10

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss) (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net (3)	Expenses, Including Expense Reduction (3)	Expenses, Before Waivers and Expense Reduction (3)	Investment Income/ (Loss), Net (1)	Investment Income/ (Loss), Excluding Waivers and Expense Reduction (1)	Portfolio Turnover Rate
Capital Opportunities Fund

GS4 Class
2007	$16.05	$0.30	#	$0.78	$0.07	$(0.43)	$(1.43)	$15.34	7.16%	$1,095,092	0.13%	0.13%	0.13%	1.80%	1.80%	5%
2006	15.45	0.27	#	0.63	0.81	(0.35)	(0.76)	16.05	11.03	1,137,039	0.13	0.13	0.14	1.66	1.65	7
2005	15.03	0.23	#	0.31	0.68	(0.31)	(0.49)	15.45	8.09	1,046,061	0.13	0.13	0.14	1.50	1.49	5
2004	13.62	0.19	#	0.08	1.47	(0.21)	(0.12)	15.03	12.80	1,043,625	0.13	0.13	0.13	1.33	1.33	3
2003	11.17	0.19		0.07	2.56	(0.23)	(0.14)	13.62	25.23	900,021	0.13	0.13	0.14	1.54	1.53	8

GS6 Class
2007	$10.67	$0.18	#	$0.78	$(0.24)	$(0.40)	$(1.43)	$9.56	6.75%	$14,564	0.47%	0.46%	0.49%	1.60%	1.58%	5%
2006	10.61	0.14	#	0.63	0.35	(0.30)	(0.76)	10.67	10.58	9,448	0.59	0.59	0.59	1.27	1.27	7
2005	10.57	0.11	#	0.31	0.37	(0.26)	(0.49)	10.61	7.43	7,571	0.62	0.62	0.62	1.01	1.01	5
2004	9.67	0.07	#	0.08	1.03	(0.16)	(0.12)	10.57	12.28	7,042	0.56	0.56	0.61	0.66	0.61	3
2003	8.01	0.11		0.07	1.82	(0.20)	(0.14)	9.67	24.93	13,585	0.52	0.52	0.62	1.20	1.10	8

Global Equity Fund

GS4 Class
2007	$17.23	$0.17	#	$1.11	$(0.04)	$(0.36)	$(1.80)	$16.31	7.17%	$1,000,850	0.13%	0.13%	0.13%	0.94%	0.94%	2%
2006	16.28	0.15	#	0.88	1.13	(0.28)	(0.93)	17.23	13.20	1,031,999	0.13	0.13	0.14	0.90	0.89	4
2005	15.55	0.13	#	0.41	0.98	(0.23)	(0.56)	16.28	9.75	940,769	0.13	0.13	0.14	0.85	0.84	4
2004	13.64	0.11	#	0.04	1.96	(0.12)	(0.08)	15.55	15.47	936,734	0.13	0.13	0.13	0.77	0.77	2
2003	10.40	0.10		—	3.23	(0.09)	—	13.64	31.99	801,407	0.13	0.13	0.14	0.82	0.81	4

GS6 Class
2007	$12.00	$0.09	#	$1.11	$(0.37)	$(0.33)	$(1.80)	$10.70	6.89%	$20,345	0.43%	0.43%	0.43%	0.71%	0.71%	2%
2006	11.67	0.07	#	0.88	0.55	(0.24)	(0.93)	12.00	12.79	16,887	0.47	0.47	0.47	0.58	0.58	4
2005	11.35	0.06	#	0.41	0.60	(0.19)	(0.56)	11.67	9.40	14,441	0.50	0.50	0.50	0.48	0.48	4
2004	10.00	0.04	#	0.04	1.43	(0.08)	(0.08)	11.35	15.17	13,202	0.44	0.44	0.50	0.37	0.31	2
2003	7.65	0.05		—	2.36	(0.06)	—	10.00	31.53	17,973	0.43	0.43	0.48	0.53	0.48	4

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Flexible Income Fund I

The Fund, through investments in the Select Funds, combines a greater percentage of fixed income securities with a smaller percentage of equity securities. The Fund has a target of, but is not limited to, an asset allocation of 75% Fixed Income Select Funds, 19% U.S. Equity Select Funds and 6% Non-U.S. Equity Select Funds. Globally diversified portfolios faired well during 2007 in the midst of a tumultuous period for capital markets as uncertainty surrounding future economic growth developed near mid-year, resulting in a sharp increase in market volatility. The Flexible Income Fund I, returning 6.55% for the year, trailed its custom benchmark for the one-year period. Performance was dominated by the Fund’s largest component, the Low-Duration Bond Fund. The Fund was also aided by exposure to the Growth Equity Fund and International Equity Fund. The Fund trails its benchmark on an annualized three-year and since-inception basis as well.

Please see page 52 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Flexible Income Fund I

Average Annual Total Returns as of 12/31/07

	GS2 Class*	Benchmark**
One Year	6.55%	7.56%
Since Inception	5.65%	6.11%
Inception Date	07/01/03	07/01/03

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Merrill Lynch 1-3 Year Treasury Index.

The Russell 3000® Index measures the performance of the 2,929 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Flexible Income Fund I
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 98.8%
GuideStone Money Market Fund (GS2 Class)¥	617,538	$617,538
GuideStone Low-Duration Bond Fund (GS2 Class)¥	5,518,123	49,111,294
GuideStone Equity Index Fund (GS2 Class)¥	100,856	1,066,050
GuideStone Value Equity Fund (GS2 Class)¥	574,207	5,225,281
GuideStone Growth Equity Fund (GS2 Class)¥	409,025	5,219,162
GuideStone Small Cap Equity Fund (GS2 Class)¥	124,580	1,195,970
GuideStone International Equity Fund (GS2 Class)¥	275,175	4,020,308

Total Affiliated Mutual Funds (Cost $68,659,432)		66,455,603

	Par
U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Bill
4.83%, 01/17/08‡‡	$20,000	19,973
U.S. Treasury Note
4.00%, 09/30/09	750,000	762,188

Total U.S. Treasury Obligations (Cost $782,919)		782,161

TOTAL INVESTMENTS — 100.0% (Cost $69,442,351)		67,237,764
Liabilities in Excess of Other Assets — 0.0%		(6,849)

NET ASSETS — 100.0%		$67,230,915

PORTFOLIO SUMMARY (based on net assets)
			%
Bond Fund			73.0
Domestic Equity Funds			18.9
International Equity Fund			6.0
U.S. Treasury Obligations			1.2
Money Market Fund			0.9
Futures Contracts			0.3

			100.3

See Notes to Financial Statements.

Growth & Income Fund I

The Fund, through investments in the Select Funds, combines approximately equal percentages of fixed income and equity securities. The Fund has a target of, but is not limited to, an asset allocation of 50% Fixed Income Select Funds, 37% U.S. Equity Select Funds and 13% Non-U.S. Equity Select Funds. Globally diversified portfolios faired well during 2007 in the midst of a tumultuous period for capital markets as uncertainty surrounding future economic growth developed near mid-year, resulting in a sharp increase in market volatility. The Growth & Income Fund I, returning 7.32% for the year, trailed its custom benchmark for the one-year period. For the year, the Fund’s positive performance was primarily due to the Fund’s approximate 50% exposure to fixed-income strategies and underlying investments in the Growth Equity Fund and the International Equity Fund. The Fund trails its benchmark on an annualized three-year and since-inception basis as well.

Please see page 55 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Growth & Income Fund I

Average Annual Total Returns as of 12/31/07

	GS2 Class*	Benchmark**
One Year	7.32%	7.67%
Since Inception	9.32%	9.65%
Inception Date	07/01/03	07/01/03

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000® Index measures the performance of the 2,929 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchased by foreigners.

The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Growth & Income Fund I
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.0%
GuideStone Money Market Fund (GS2 Class)¥	4,251,088	$4,251,088
GuideStone Low-Duration Bond Fund (GS2 Class)¥	5,812,059	51,727,326
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	10,222,231	86,071,186
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	4,429,603	35,215,346
GuideStone Equity Index Fund (GS2 Class)¥	1,093,362	11,556,838
GuideStone Value Equity Fund (GS2 Class)¥	5,589,948	50,868,529
GuideStone Growth Equity Fund (GS2 Class)¥	4,068,916	51,919,367
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,329,996	12,767,966
GuideStone International Equity Fund (GS2 Class)¥	3,143,131	45,921,142

Total Affiliated Mutual Funds (Cost $358,622,616)		350,298,788

	Par
U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Bill
4.83%, 01/17/08‡‡	$210,000	209,715
U.S. Treasury Note
3.88%, 02/15/13	2,775,000	2,831,369

Total U.S. Treasury Obligations (Cost $2,957,307)		3,041,084

TOTAL INVESTMENTS — 99.9% (Cost $361,579,923)		353,339,872
Other Assets in Excess of Liabilities — 0.1%		453,611

NET ASSETS — 100.0%		$353,793,483

PORTFOLIO SUMMARY (based on net assets)
			%
Bond Funds			48.9
Domestic Equity Funds			35.9
International Equity Fund			13.0
Money Market Fund			1.2
U.S. Treasury Obligations			0.9
Futures Contracts			0.8

			100.7

See Notes to Financial Statements.

Capital Opportunities Fund I

The Fund, through investments in the Select Funds, combines a greater percentage of equity securities with a smaller percentage of fixed income securities. The Fund has a target of, but is not limited to, an asset allocation of 56% U.S. Equity Select Funds, 25% Fixed Income Select Funds and 19% Non-U.S. Equity Select Funds. Globally diversified portfolios faired well during 2007 in the midst of a tumultuous period for capital markets as uncertainty surrounding future economic growth developed near mid-year, resulting in a sharp increase in market volatility. The Capital Opportunities Fund I, returning 7.40% for the year, trailed its custom benchmark for the one-year period. The Fund trails its benchmark on an annualized three-year and since-inception basis as well.

Please see page 58 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Capital Opportunities Fund I

Average Annual Total Returns as of 12/31/07

	GS2 Class*	Benchmark**
One Year	7.40%	7.86%
Since Inception	11.75%	12.40%
Inception Date	07/01/03	07/01/03

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000® Index measures the performance of the 2,929 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Capital Opportunities Fund I
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.4%
GuideStone Money Market Fund (GS2 Class)¥	4,851,781	$4,851,781
GuideStone Low-Duration Bond Fund (GS2 Class)¥	2,080,822	18,519,312
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	3,629,124	30,557,227
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	1,536,599	12,215,962
GuideStone Equity Index Fund (GS2 Class)¥	1,161,723	12,279,413
GuideStone Value Equity Fund (GS2 Class)¥	5,998,563	54,586,923
GuideStone Growth Equity Fund (GS2 Class)¥	4,416,692	56,356,984
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,414,810	13,582,176
GuideStone International Equity Fund (GS2 Class)¥	3,234,827	47,260,817

Total Affiliated Mutual Funds (Cost $250,499,691)		250,210,595

	Par
U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bills
2.63%, 01/17/08‡‡	$10,000	9,988
4.65%, 01/17/08‡‡	180,000	179,756

		189,744

U.S. Treasury Note
3.88%, 02/15/13	1,200,000	1,224,376

Total U.S. Treasury Obligations (Cost $1,389,073)		1,414,120

TOTAL INVESTMENTS — 100.0% (Cost $251,888,764)		251,624,715
Liabilities in Excess of Other Assets — 0.0%		(45,985)

NET ASSETS — 100.0%		$251,578,730

PORTFOLIO SUMMARY (based on net assets)
			%
Domestic Equity Funds			54.3
Bond Funds			24.4
International Equity Fund			18.8
Money Market Fund			1.9
Futures Contracts			1.4
U.S. Treasury Obligations			0.6

			101.4

See Notes to Financial Statements.

Global Equity Fund I

The Fund, through investments in the Select Funds, combines a greater percentage of U.S. equity securities with a smaller percentage of international equity securities. The Fund has a target of, but is not limited to, an asset allocation of 75% U.S. Equity Select Funds and 25% Non-U.S. Equity Select Funds. The Global Equity Fund I, returning 7.38% for the year, trailed its custom benchmark for the one-year period. The Fund’s positive overall performance was primarily driven by its underlying investment in the Growth Equity Fund and the International Equity Fund. The fund trails its benchmark on an annualized three-year and since-inception basis as well.

Please see page 61 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

The Blended Funds attempt to achieve their objectives by investing in the GuideStone Select Funds. By investing in these fund-of-funds, you will incur the expenses of the Blended Funds in addition to those of the underlying funds. You may invest in the Select Funds directly, except the Global Bond Fund. The Blended Funds are also subject to the risks of the underlying funds they hold.

Global Equity Fund I

Average Annual Total Returns as of 12/31/07

	GS2 Class*	Benchmark**
One year	7.38%	7.97%
Since Inception	14.10%	15.16%
Inception Date	07/01/03	07/01/03

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index and the MSCI ACWI® Ex-U.S.

The Russell 3000® Index measures the performance of the 2,929 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Global Equity Fund I
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS2 Class)¥	3,442,166	$3,442,166
GuideStone Equity Index Fund (GS2 Class)¥	1,240,260	13,109,548
GuideStone Value Equity Fund (GS2 Class)¥	6,375,157	58,013,932
GuideStone Growth Equity Fund (GS2 Class)¥	4,709,246	60,089,984
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,520,923	14,600,859
GuideStone International Equity Fund (GS2 Class)¥	3,380,324	49,386,536

Total Affiliated Mutual Funds (Cost $200,311,995)		198,643,025

	Par
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
3.86%, 01/17/08‡‡	$35,000	34,953
4.65%, 01/17/08‡‡	140,000	139,810

Total U.S. Treasury Obligations (Cost $174,651)		174,763

TOTAL INVESTMENTS — 100.0% (Cost $200,486,646)		198,817,788
Other Assets in Excess of Liabilities —		28,736

NET ASSETS — 100.0%		$198,846,524

PORTFOLIO SUMMARY (based on net assets)
			%
Domestic Equity Funds			73.4
International Equity Fund			24.8
Money Market Fund			1.7
Futures Contracts			1.3
U.S. Treasury Obligations			0.1

			101.3

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	Flexible Income Fund I	Growth & Income Fund I	Capital Opportunities Fund I	Global Equity Fund I
Assets
Investments in securities of affiliated issuers, at value	$66,455,603	$350,298,788	$250,210,595	$198,643,025
Investments in securities of unaffiliated issuers, at value	782,161	3,041,084	1,414,120	174,763

Total investments (1)	67,237,764	353,339,872	251,624,715	198,817,788
Receivables:
Dividends	2,496	17,446	18,014	14,748
Interest	7,623	40,768	17,564	—
Fund shares sold	6,262	472,807	—	200,000
Prepaid expenses and other assets	5,043	5,044	5,043	5,044

Total Assets	67,259,188	353,875,937	251,665,336	199,037,580

Liabilities
Payables:
Fund shares redeemed	5	—	11,883	129,129
Variation margin	1,245	15,355	20,335	14,940
Accrued expenses:
Advisory fees	10,513	46,179	34,342	28,791
Other expenses	16,510	20,920	20,046	18,196

Total Liabilities	28,273	82,454	86,606	191,056

Net Assets	$67,230,915	$353,793,483	$251,578,730	$198,846,524

Net Assets Consist of:
Paid-in-capital	$69,001,078	$351,526,081	$239,286,429	$186,068,561
Undistributed net investment income	238	1,491	565	—
Accumulated net realized gain on investments	436,882	10,537,691	12,595,280	14,477,663
Net unrealized depreciation on investments and futures transactions	(2,207,283)	(8,271,780)	(303,544)	(1,699,700)

Net Assets	$67,230,915	$353,793,483	$251,578,730	$198,846,524

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$67,230,915	$353,793,483	$251,578,730	$198,846,524

GS2 shares outstanding	6,821,804	31,972,577	20,085,702	14,136,040

Net asset value, offering and redemption price per GS2 share	$9.86	$11.07	$12.53	$14.07

(1) Investments in securities of affiliated issuers, at cost	$68,659,432	$358,622,616	$250,499,691	$200,311,995
Investments in securities of unaffiliated issuers, at cost	782,919	2,957,307	1,389,073	174,651

Total investments at cost	$69,442,351	$361,579,923	$251,888,764	$200,486,646

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2007

	Flexible Income Fund I	Growth & Income Fund I	Capital Opportunities Fund I	Global Equity Fund I
Investment Income
Income dividends received from affiliated funds	$3,237,316	$16,114,944	$8,135,715	$3,835,639
Interest	32,478	123,991	49,173	7,071

Total Investment Income	3,269,794	16,238,935	8,184,888	3,842,710

Expenses
Investment advisory fees	67,243	344,473	247,211	197,864
Transfer agent fees	7,774	7,638	7,639	7,621
Custodian fees	8,917	13,502	12,786	10,344
Accounting and administration fees	13,398	51,420	39,915	32,452
Professional fees	36,328	36,328	36,328	36,208
Shareholder reporting fees	485	902	846	743
Trustee fees	841	3,996	2,836	2,294
Line of credit facility fees	276	1,365	961	787
Other expenses	13,574	14,605	13,691	13,577

Total Expenses	148,836	474,229	362,213	301,890
Expenses waived/reimbursed(1)	(40,190)	80,071	35,825	16,897
Fees paid indirectly	(1,526)	(1,732)	(1,941)	(1,841)

Net expenses	107,120	552,568	396,097	316,946

Net Investment Income	3,162,674	15,686,367	7,788,791	3,525,764

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,464,499	15,675,472	16,434,862	17,344,414
Net realized gain on investment securities of affiliated issuers	355,825	3,723,732	4,026,177	3,771,632
Net realized gain on investment securities of unaffiliated issuers	17,874	62,127	24,600	—
Net realized gain on futures transactions	12,713	59,376	162,617	109,173

Net realized gain	1,850,911	19,520,707	20,648,256	21,225,219

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(785,322)	(11,410,078)	(11,059,571)	(11,053,756)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(118)	87,432	28,065	107
Change in unrealized appreciation (depreciation) on futures	(2,432)	(32,250)	(37,928)	(28,090)

Net change in unrealized appreciation (depreciation)	(787,872)	(11,354,896)	(11,069,434)	(11,081,739)

Net Realized and Unrealized Gain	1,063,039	8,165,811	9,578,822	10,143,480

Net Increase in Net Assets Resulting from Operations	$4,225,713	$23,852,178	$17,367,613	$13,669,244

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Flexible Income Fund I		Growth & Income Fund I
	For the Year Ended		For the Year Ended
	12/31/07	12/31/06	12/31/07	12/31/06
Operations:
Net investment income	$3,162,674	$2,514,034	$15,686,367	$9,722,475
Net realized gain on investment securities and futures transactions	1,850,911	1,700,387	19,520,707	14,297,372
Net change in unrealized appreciation (depreciation) on investment securities and futures	(787,872)	(888,336)	(11,354,896)	(2,699,005)

Net increase in net assets resulting from operations	4,225,713	3,326,085	23,852,178	21,320,842

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(3,469,288)	(2,664,833)	(18,895,697)	(11,094,525)
Distributions from net realized capital gains	(1,941,086)	(1,273,583)	(14,070,859)	(10,048,649)

Total dividends and distributions	(5,410,374)	(3,938,416)	(32,966,556)	(21,143,174)

Capital Share Transactions:
Proceeds from GS2 shares sold	15,180,761	6,364,329	94,490,963	18,379,727
Reinvestment of dividends and distributions into GS2 shares	5,410,374	3,938,416	32,966,555	21,106,662
Value of GS2 shares redeemed	(9,363,744)	(6,733,659)	(27,000,872)	(16,456,454)

Net increase from capital share transactions(2)	11,227,391	3,569,086	100,456,646	23,029,935

Total increase in net assets	10,042,730	2,956,755	91,342,268	23,207,603

Net Assets:
Beginning of Period	57,188,185	54,231,430	262,451,215	239,243,612

End of Period*	$67,230,915	$57,188,185	$353,793,483	$262,451,215

*Including undistributed net investment income	$238	$81	$1,491	$—

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Capital Opportunities Fund I		Global Equity Fund I
For the Year Ended		For the Year Ended
12/31/07	12/31/06	12/31/07	12/31/06
$7,788,791	$4,666,539	$3,525,764	$1,956,536

20,648,256	14,788,669	21,225,219	15,548,662

(11,069,434)	(1,169,345)	(11,081,739)	(813,574)

17,367,613	18,285,863	13,669,244	16,691,624

(11,179,109)	(6,115,489)	(7,120,845)	(3,422,335)
(14,541,067)	(8,535,324)	(13,366,408)	(8,647,866)

(25,720,176)	(14,650,813)	(20,487,253)	(12,070,201)

66,034,239	18,830,322	60,914,409	11,000,461
25,720,176	14,650,813	20,487,253	12,070,201
(19,359,471)	(9,428,660)	(17,955,008)	(11,299,905)

72,394,944	24,052,475	63,446,654	11,770,757

64,042,381	27,687,525	56,628,645	16,392,180

187,536,349	159,848,824	142,217,879	125,825,699

$251,578,730	$187,536,349	$198,846,524	$142,217,879

$565	$—	$—	$519

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net (3)	Expenses, Including Expense Reduction (3)	Expenses, Before Waivers/ Reimbursements and Expense Reduction (3)	Investment Income, Net (1)	Investment Income, Excluding Waivers/ Reimbursements and Expense Reduction (1)	Portfolio Turnover Rate
Flexible Income Fund I

GS2 Class
2007	$10.05	$0.50		$0.23	$(0.07)	$(0.54)	$(0.31)	$9.86	6.55%	$67,231	0.16%	0.16%	0.22%	4.77%	4.71%	25%
2006	10.15	0.46		0.19	(0.02)	(0.49)	(0.24)	10.05	6.21	57,188	0.17	0.17	0.30	4.53	4.40	16
2005	10.31	0.36		0.10	(0.10)	(0.38)	(0.14)	10.15	3.46	54,231	0.17	0.17	0.30	3.52	3.39	16
2004	10.31	0.25		0.05	0.19	(0.36)	(0.13)	10.31	4.77	31,447	0.17	0.17	0.39	2.42	2.20	23
2003 (4)(5)	10.00	0.18		0.10	0.16	(0.12)	(0.01)	10.31	4.40	28,636	0.17	0.17	0.51	4.16	3.82	8

Growth & Income Fund I

GS2 Class
2007	$11.35	$0.55	#	$0.66	$(0.38)	$(0.62)	$(0.49)	$11.07	7.32%	$353,793	0.16%	0.16%	0.14%	4.62%	4.64%	12%
2006	11.32	0.46	#	0.45	0.09	(0.50)	(0.47)	11.35	8.85	262,451	0.17	0.17	0.18	3.93	3.92	13
2005	11.23	0.40	#	0.25	0.07	(0.46)	(0.17)	11.32	6.42	239,244	0.17	0.17	0.18	3.49	3.48	11
2004	10.62	0.34	#	0.14	0.60	(0.36)	(0.11)	11.23	10.26	122,166	0.17	0.17	0.22	3.07	3.02	10
2003 (4)(5)	10.00	0.21		0.17	0.51	(0.26)	(0.01)	10.62	8.94	71,982	0.17	0.17	0.28	4.76	4.65	5

Capital Opportunities Fund I

GS2 Class
2007	$12.96	$0.41		$0.92	$(0.37)	$(0.58)	$(0.81)	$12.53	7.40%	$251,579	0.16%	0.16%	0.15%	3.20%	3.21%	9%
2006	12.62	0.34		0.73	0.35	(0.44)	(0.64)	12.96	11.21	187,536	0.17	0.17	0.20	2.73	2.70	9
2005	12.17	0.29		0.38	0.33	(0.39)	(0.16)	12.62	8.20	159,849	0.17	0.17	0.20	2.42	2.39	8
2004	11.11	0.24		0.09	1.09	(0.26)	(0.10)	12.17	12.88	70,608	0.17	0.17	0.27	2.13	2.03	7
2003 (4)(5)	10.00	0.15		0.09	1.07	(0.18)	(0.02)	11.11	13.02	57,489	0.17	0.17	0.31	3.24	3.10	3

Global Equity Fund I

GS2 Class
2007	$14.56	$0.27		$1.37	$(0.56)	$(0.52)	$(1.05)	$14.07	7.38%	$198,847	0.16%	0.16%	0.15%	1.81%	1.82%	7%
2006	14.01	0.21		1.09	0.57	(0.36)	(0.96)	14.56	13.33	142,218	0.17	0.17	0.21	1.47	1.43	8
2005	13.16	0.18		0.52	0.62	(0.31)	(0.16)	14.01	9.98	125,826	0.17	0.17	0.21	1.38	1.34	5
2004	11.62	0.15		0.05	1.60	(0.15)	(0.11)	13.16	15.48	33,543	0.17	0.17	0.41	1.29	1.05	7
2003 (4)(5)	10.00	0.09		—	1.63	(0.09)	(0.01)	11.62	17.16	25,678	0.17	0.17	0.50	1.69	1.36	1

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	Inception date was July 1, 2003.
(5)	Total return is not annualized. Ratios are annualized. Portfolio turnover is not annualized.

See Notes to Financial Statements.

Money Market Fund

The Money Market Fund is actively managed and invests in a broad range of high quality short-term money market instruments denominated exclusively in U.S. dollars. The Fund seeks to maintain, but does not guarantee, a stable per share price of $1.00, while paying monthly dividends based on the daily account value. The Fund was well-positioned to take advantage of aggressive action by the Federal Reserve to lower interest rates during the second half of the year. As a result, the GS4 Class of the Fund returned 5.03% in 2007 and outperformed its benchmark, the Citigroup 3-month Treasury Bill Index, by 0.29%.

Please see page 70 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

An investment in the Fund is not insured or guaranteed by the FDIC or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money.

Money Market Fund

Average Annual Total Returns as of 12/31/07

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	5.23%	5.03%	4.59%	4.74%
Five Year	3.07%	2.88%	2.52%	2.95%
Since Inception	2.81%	2.67%	2.33%	2.75%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01

7-Day Annualized Yield as of 12/31/07

GS2 Class*	GS4 Class*	GS6 Class*
4.86%	4.66%	4.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Citigroup 3-Month Index.

*	These performance figures reflect expense waivers by the Fund’s investment advisor. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills consisting of an average of the last 3-month U.S. Treasury Bill issues.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Money Market Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Par	Value
CERTIFICATES OF DEPOSIT — 26.2%
American Express Bank FSB
5.30%, 01/08/08	$40,000,000	$40,000,000
Banco Bilbao Vizcaya Argentina NY
5.23%, 01/09/08	10,000,000	10,000,000
Bank of Nova Scotia NY
5.17%, 07/03/08†	20,000,000	19,995,984
Bank of Scotland PLC NY
5.20%, 01/03/08	17,000,000	17,000,000
BNP Paribas NY
5.10%, 02/27/08	5,800,000	5,800,000
4.80%, 06/05/08	10,000,000	10,000,000
Calyon NY
5.18%, 04/02/08†	25,000,000	24,998,115
Canadian Imperial Bank of Commerce NY
5.09%, 04/01/08	4,000,000	4,000,000
4.87%, 06/10/08	15,000,000	15,000,000
Fortis Bank SA NY
5.30%, 02/11/08	13,290,000	13,290,000
Nordea Bank Finland PLC NY
4.82%, 10/22/08	16,000,000	16,012,511
Royal Bank of Scotland PLC NY
4.93%, 02/25/08	17,000,000	17,000,000
State Street Bank & Trust Co.
4.89%, 03/17/08	25,000,000	25,000,000
Toronto Dominion Bank NY
5.02%, 03/12/08	20,000,000	20,000,779
4.86%, 05/30/08	1,200,000	1,200,000
4.85%, 06/06/08	9,000,000	9,000,000
UBS AG CT
4.90%, 06/04/08	5,000,000	5,000,000
Wachovia Bank NA
5.32%, 02/06/08	24,000,000	24,000,000

Total Certificates of Deposit (Cost $277,297,389)		277,297,389

COMMERCIAL PAPER — 60.1%
AT&T, Inc.
4.00%, 01/02/08	50,000,000	49,994,445
BASF AG
4.50%, 01/30/08	30,000,000	29,891,250
Chariot Funding LLC
5.50%, 01/25/08	10,000,000	9,963,333
5.93%, 01/28/08	6,000,000	5,973,315
Ciesco LLC
4.92%, 01/30/08	52,000,000	51,793,907
Citigroup Funding, Inc.
5.10%, 03/12/08	35,000,000	34,647,958
Concord Minuteman Capital Co., LLC
5.28%, 01/08/08	13,000,000	12,986,792
CRC Funding LLC
5.41%, 02/26/08	25,000,000	24,789,611
Edison Asset Securitization LLC
5.13%, 01/30/08	8,000,000	7,966,972
4.72%, 05/15/08	25,000,000	24,557,500
Falcon Asset Securitization Co., LLC
4.80%, 02/08/08	4,000,000	3,979,733
General Electric Capital Corporation
5.17%, 03/07/08	12,000,000	11,886,260
4.57%, 04/22/08	6,000,000	5,914,693
Greenwich Capital Holdings, Inc.
4.97%, 04/07/08	20,000,000	19,732,172
Honeywell International, Inc.
3.50%, 01/02/08	35,300,000	35,296,568
ING America Insurance Holdings
4.85%, 02/05/08	10,000,000	9,952,847
Irish Life & Permanent PLC
4.80%, 01/25/08	10,000,000	9,968,000
5.60%, 01/28/08	23,000,000	22,903,400
Jupiter Securitization Co. LLC
5.07%, 02/19/08	53,419,000	53,050,364
Liberty Street Funding LLC
4.95%, 01/22/08	5,000,000	4,985,563
5.00%, 01/22/08	9,550,000	9,522,146
Metlife Funding, Inc.
4.22%, 02/22/08	10,000,000	9,939,044
Nordea North America, Inc.
4.77%, 04/18/08	5,000,000	4,928,450
Prudential Funding LLC
4.65%, 02/05/08	44,765,000	44,562,625
4.57%, 02/11/08	7,000,000	6,963,567
Royal Bank of Scotland Group PLC
4.79%, 05/21/08	10,000,000	9,812,392
Societe Generale North America, Inc.
4.71%, 01/31/08	2,000,000	1,992,150
5.13%, 02/05/08	25,000,000	24,875,313
5.06%, 03/11/08	20,000,000	19,803,417
Thames Asset Global Securitization, Inc.
5.15%, 03/17/08	22,000,000	21,760,811
Toyota Motor Credit Corporation
4.57%, 04/22/08	45,000,000	44,360,200
UBS Finance Delaware LLC
5.34%, 03/12/08	3,000,000	2,968,405
UniCredito Italiano Bank Ireland PLC
5.26%, 02/13/08	4,000,000	3,974,869

Total Commercial Paper (Cost $635,698,072)		635,698,072

MASTER NOTES — 3.4%
Citigroup Global Markets, Inc.
4.60%, 02/29/08†	15,000,000	15,000,000
Goldman Sachs Group, Inc.
4.95%, 08/22/08 144A†@	21,150,000	21,150,000

Total Master Notes (Cost $36,150,000)		36,150,000

TIME DEPOSIT — 1.8%
Manufacturers and Traders Trust Co..
2.00%, 01/02/08
(Cost $18,839,000)	18,839,000	18,839,000

VARIABLE RATE OBLIGATIONS — 9.0%
Allstate Life Global Funding II
4.90%, 01/28/08 144A†	20,000,000	20,000,000

See Notes to Financial Statements.

Money Market Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
American Express Bank FSB
5.49%, 01/10/08†	$10,000,000	$10,000,000
Cullinan Finance Corporation
4.85%, 01/25/08 144A†@	7,040,000	7,039,661
Dorada Finance, Inc.
4.87%, 03/25/08 144A†@	8,300,000	8,300,252
General Electric Capital Corporation
4.92%, 01/24/08†	5,500,000	5,500,000
Metropolitan Life Global Funding I
4.97%, 01/28/08 144A†	10,000,000	10,000,000
Park Street Properties I LLC
4.93%, 01/02/08†	440,000	440,000
Racers
4.95%, 01/22/08 144A†	8,600,000	8,600,000
Sedna Finance, Inc.
4.79%, 03/31/08 144A†@	6,000,000	5,999,787
Shipley Group LP
4.95%, 01/03/08†	1,100,000	1,100,000
Skandinaviska Enskilda Banken AB
5.14%, 03/10/08 144A†	10,000,000	10,000,000
Westpac Banking Corporation
5.20%, 03/11/08†	8,250,000	8,250,000

Total Variable Rate Obligations (Cost $95,229,700)		95,229,700

TOTAL INVESTMENTS — 100.5% (Cost $1,063,214,161)		1,063,214,161
Liabilities in Excess of Other Assets — (0.5)%		(5,058,294)

NET ASSETS — 100.0%		$1,058,155,867

PORTFOLIO SUMMARY (based on net assets)
			%
Commercial Paper			60.1
Certificates of Deposit			26.2
Variable Rate Obligations			9.0
Master Notes			3.4
Time Deposit			1.8

			100.5

See Notes to Financial Statements.

Low-Duration Bond Fund

The Low-Duration Bond Fund invests in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration normally between one to three years. The last six months of 2007 defined the fixed income market for the year: a return in volatility, a re-pricing of risk across capital markets, and an easing monetary policy. Despite widening spreads in non-Treasury sectors, the overall downward pressure on yields during the second half of the year proved bullish for bond investors. Within this tumultuous environment, bonds provided investors both diversification and return benefits, as they outperformed their broad U.S. equity market counterparts. The Fund generated strong returns but underperformed its all-Treasury benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the one-year period ending December 31, 2007 (6.11% for the GS4 Class of the Fund versus 7.32%). The Fund trails its benchmark on an annualized three-year, five-year and since-inception basis.

Please see page 82 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Low-Duration Bond Fund

Average Annual Total Returns as of 12/31/07

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	6.22%	6.11%	5.72%	7.32%
Five Year	3.16%	3.00%	2.68%	3.12%
Since Inception	3.65%	3.57%	3.25%	3.78%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Merrill Lynch 1-3 Year Treasury Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Par	Value
AGENCY OBLIGATION — 0.1%
Small Business Administration
6.95%, 11/10/16
(Cost $852,706)	$841,284	$871,457

ASSET-BACKED SECURITIES — 11.0%
Accredited Mortgage Loan Trust
4.92%, 02/25/37†	2,032,140	1,964,975
Amresco Independence Funding, Inc.
6.75%, 06/15/26 144A	425,145	374,694
Asset-Backed Securities Corporation Home Equity
5.15%, 09/25/34†	100,868	98,753
4.92%, 11/25/36†	709,171	698,444
BA Credit Card Trust
4.65%, 08/15/12†	2,625,000	2,609,359
Bear Stearns Asset-Backed Securities Trust
4.95%, 02/25/29†	35,572	35,524
4.88%, 11/25/35†	232,235	231,165
4.95%, 01/25/36†	879,878	872,401
4.92%, 11/25/36†	1,048,601	1,012,064
4.98%, 02/25/37†	3,327,127	3,232,285
5.87%, 10/25/37†	1,587,471	1,526,453
BMW Vehicle Lease Trust
4.59%, 04/15/10	1,400,000	1,401,681
Business Loan Express
6.50%, 01/01/25 144A†	298,668	294,501
Capital Auto Receivables Asset Trust
4.05%, 07/15/09‡‡	587,115	586,584
5.32%, 03/20/10 144A‡‡	2,300,000	2,312,420
Carmax Auto Owner Trust
5.24%, 07/15/11	4,000,000	4,031,244
Chase Manhattan Auto Owner Trust
5.11%, 04/15/14	1,500,000	1,517,941
Countrywide Asset-Backed Certificates
4.94%, 03/25/25†	347,642	347,408
Discover Card Master Trust I
4.87%, 01/15/08†	3,950,000	3,950,416
FHLMC Structured Pass-Through Securities
5.04%, 08/25/31†	1,439,068	1,439,993
Fieldstone Mortgage Investment Corporation
4.99%, 02/25/36 STEP	113,694	113,683
First Franklin Mortgage Loan Asset-Backed Certificates
4.92%, 11/25/36†	1,346,654	1,310,626
4.92%, 12/25/36†	983,061	959,814
Ford Credit Auto Owner Trust
5.34%, 12/15/09†	1,975,893	1,974,025
Fremont Home Loan Trust
4.92%, 10/25/36†	275,423	267,731
GE Capital Credit Card Master Note Trust
4.13%, 06/15/13	1,000,000	997,935
Green Tree Financial Corporation
6.04%, 11/01/29	31,154	31,247
GSAA Trust
5.83%, 12/25/34†	669,435	668,171
Honda Auto Receivables Owner Trust
3.87%, 04/20/09	743,352	741,412
4.46%, 05/20/09	721,917	721,279
IFC SBA Loan-Backed Adjustable Rate Certificate
5.50%, 01/15/24 144A†	365,520	361,864
John Deere Owner Trust
5.07%, 04/15/14	2,330,000	2,358,981
JP Morgan Mortgage Acquisition Corporation
4.84%, 06/25/37†	3,434,233	3,324,062
Long Beach Auto Receivables Trust
5.17%, 08/15/11	4,100,000	4,118,240
Long Beach Mortgage Loan Trust
4.90%, 06/25/36†	97,414	96,937
4.91%, 11/25/36†	807,776	793,944
MASTR Asset-Backed Securities Trust
4.86%, 12/25/35†	26,573	26,540
Merrill Lynch Mortgage Investors, Inc.
4.90%, 06/25/37†	657,099	649,590
Morgan Stanley ABS Capital I
4.82%, 06/25/36†	976,896	963,389
4.91%, 06/25/36†	53,744	53,004
4.83%, 01/25/37†	1,741,706	1,703,474
4.90%, 02/25/37†	2,751,494	2,687,427
4.85%, 05/25/37†	2,821,128	2,751,696
Morgan Stanley Home Equity Loans
4.86%, 02/25/36 STEP	432,120	429,777
Nelnet Student Loan Trust
5.09%, 01/26/15†	1,149,757	1,150,266
5.17%, 07/25/16†	244,980	245,173
5.17%, 10/25/16†	128,205	128,251
Nissan Auto Lease Trust
5.20%, 05/17/10	550,000	551,471
Nomura Home Equity Loan, Inc.
4.85%, 03/25/36†	994,173	981,391
Novastar Home Equity Loan
4.84%, 06/25/36†	263,483	262,722
Option One Mortgage Loan Trust
4.92%, 07/25/36†	338,755	335,729
4.91%, 02/25/37†	892,597	863,316
PG&E Energy Recovery Funding LLC
4.37%, 06/25/14	350,000	346,006
Quest Trust
5.43%, 06/25/34 144A†	1,030	1,030
Renaissance Home Equity Loan Trust
4.95%, 05/25/36†	384,814	381,581
Residential Asset Mortgage Products, Inc.
4.95%, 07/25/36†	1,269,841	1,246,894
Residential Asset Securities Corporation
4.94%, 04/25/36 STEP	91,461	91,239
Saxon Asset Securities Trust
4.85%, 03/25/36 STEP	146,003	145,725
See Notes to Financial Statements.

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Securitized Asset-Backed Receivables LLC Trust
4.84%, 05/25/36†	$780,253	$772,313
4.83%, 01/25/37†	1,736,090	1,681,418
SLM Student Loan Trust
5.07%, 10/25/18†	1,566,593	1,552,397
Soundview Home Equity Loan Trust
4.99%, 01/25/37†	1,779,406	1,734,664
4.85%, 08/25/37†	1,901,329	1,864,840
Specialty Underwriting & Residential Finance
4.90%, 06/25/37†	277,411	273,201
4.91%, 11/25/37†	898,704	876,517
Structured Asset Investment Loan Trust
4.86%, 03/25/36 STEP	406,935	404,782
4.92%, 07/25/36†	370,587	363,350
Structured Asset Securities Corporation
4.90%, 04/25/35†	1,539,062	1,503,638
4.92%, 10/25/36†	1,152,175	1,108,943
Structured Asset Receivables Trust
5.86%, 04/21/11 144A	2,810,376	2,782,272
USAA Auto Owner Trust
3.90%, 07/15/09	374,319	374,019
4.89%, 08/15/12	2,500,000	2,510,856
Wachovia Auto Loan Owner Trust
5.08%, 04/20/12 144A	3,000,000	3,026,017
Wells Fargo Home Equity Trust
4.88%, 04/25/37†	2,545,570	2,460,110
World Omni Auto Receivables Trust
5.01%, 10/15/10	1,749,501	1,751,999

Total Asset-Backed Securities (Cost $89,044,502)		88,415,283

COMMERCIAL PAPER — 4.6%
Apreco LLC
5.75%, 01/30/08	6,500,000	6,469,892
Bank of America Corporation
4.68%, 02/25/08	6,500,000	6,453,575
Chariot Funding
6.00%, 01/10/08	6,500,000	6,490,250
Charta Corporation
5.70%, 01/08/08	7,000,000	6,992,242
Falcon Asset Securitization Corporation LLC
5.70%, 01/28/08	6,500,000	6,472,213
UBS Americas, Inc.
4.64%, 02/27/08	4,000,000	3,969,975

Total Commercial Paper (Cost $36,848,816)		36,848,147

CORPORATE BONDS — 9.7%
American Express Centurion Bank
5.25%, 05/07/08†	1,900,000	1,898,385
Amgen, Inc.
4.00%, 11/18/09	1,000,000	993,069
Anadarko Petroleum Corporation
5.39%, 09/15/09†	925,000	911,053
Bear Stearns Co., Inc.
5.22%, 01/09/08†	3,200,000	3,199,930
BellSouth Corporation
4.20%, 09/15/09Δ	2,217,000	2,204,696
Caterpillar Financial Services Corporation
5.08%, 10/28/08†	5,500,000	5,473,671
Comcast LCI Holdings
7.63%, 02/15/08	725,000	726,789
ConocoPhillips Australia Funding Co.
5.46%, 04/09/09†	835,000	833,969
CVS Caremark Corporation
4.00%, 09/15/09Δ	1,085,000	1,065,060
General Electric Capital Corporation
9.83%, 12/15/08	350,000	367,185
5.03%, 03/16/09†	3,800,000	3,799,586
4.25%, 09/13/10	2,400,000	2,393,033
5.00%, 12/01/10	3,475,000	3,538,457
6.50%, 09/15/67 144A(U)†	1,600,000	3,218,078
Goldman Sachs Capital III
6.35%, 12/01/49†	1,560,000	1,265,550
HSBC Finance Corporation
4.13%, 12/15/08	700,000	693,749
International Business Machines Corporation
5.70%, 09/14/17	760,000	787,120
Kraft Foods, Inc.
5.63%, 08/11/10	495,000	509,185
6.13%, 02/01/18	600,000	605,715
6.88%, 02/01/38	1,100,000	1,145,710
Lehman Brothers Holdings, Inc.
6.20%, 09/26/14	2,000,000	2,039,718
6.75%, 12/28/17Δ	3,200,000	3,304,211
Macy’s, Inc.
6.63%, 09/01/08	150,000	151,166
Morgan Stanley
5.33%, 01/18/08†	1,600,000	1,599,683
4.93%, 05/07/09†	300,000	296,398
5.63%, 01/09/12Δ	2,451,000	2,495,493
5.95%, 12/28/17	7,600,000	7,608,740
Oracle Corporation and Ozark Holding, Inc.
5.00%, 01/15/11	1,950,000	1,977,165
SLM Corporation
5.16%, 01/25/08†	6,100,000	6,092,290
4.00%, 01/15/09	2,151,000	2,072,712
Sprint Capital Corporation
8.38%, 03/15/12	1,000,000	1,083,984
State Street Capital Trust IV
6.69%, 06/01/47†	590,000	459,432
Time Warner Cable, Inc.
5.40%, 07/02/12	1,325,000	1,328,974
Time Warner, Inc.
5.11%, 11/13/09†	6,000,000	5,854,968
Transocean, Inc.
5.34%, 09/05/08†	1,900,000	1,890,836
5.25%, 03/15/13Δ	580,000	581,940
Wachovia Corporation
5.81%, 03/15/11†	540,000	530,417
Wells Fargo & Co.
5.45%, 01/24/12†	1,160,000	1,139,300

See Notes to Financial Statements.

	Par	Value
ZFS Finance USA Trust I
5.88%, 05/09/32 144A†	$845,000	$790,690
6.15%, 12/15/35 144A†	845,000	818,454

Total Corporate Bonds (Cost $78,164,937)		77,746,561

FOREIGN BONDS — 3.7%
Cayman Islands — 0.2%
Petroleum Export, Ltd.
4.62%, 06/15/10 144A	944,444	930,109
4.63%, 06/15/10 144A	944,444	930,241

		1,860,350

Germany — 2.0%
Bundesobligation
4.25%, 02/15/08(E)	10,600,000	15,603,788
Deutsche Bundesrepublik
4.25%, 07/04/39(E)	450,000	625,168

		16,228,956

Iceland — 0.2%
Glitnir Banki HF
5.62%, 04/20/10 144A†Δ	1,525,000	1,493,281

Luxembourg — 0.6%
Unicredito Luxembourg Finance SA
5.14%, 10/24/08 144A†	3,800,000	3,793,240
VTB Capital SA for Vneshtorgbank
5.51%, 08/01/08 144A†	800,000	793,000

		4,586,240

Norway — 0.2%
Eksportfinans
3.38%, 01/15/08	1,630,000	1,628,471

South Korea — 0.2%
Export-Import Bank of Korea
5.21%, 06/01/09†	1,300,000	1,302,501

United Kingdom — 0.3%
HSBC Holdings PLC
6.50%, 09/15/37	1,600,000	1,555,760
Vodafone Group PLC
3.95%, 01/30/08	230,000	229,799
5.79%, 02/27/12†	950,000	929,871

		2,715,430

Total Foreign Bonds (Cost $29,917,299)		29,815,229

MORTGAGE-BACKED SECURITIES — 57.7%
Adjustable Rate Mortgage Trust
5.14%, 11/25/35†	1,178,921	1,059,517
5.12%, 03/25/36†	2,153,837	2,029,325
5.95%, 03/25/37†	3,805,934	3,754,746
American Home Mortgage Assets
5.14%, 11/25/35†	1,219,481	1,176,541
American Home Mortgage Investment Trust
4.29%, 10/25/34†	1,672,011	1,642,419
Bank of America Commercial Mortgage, Inc.
3.88%, 09/11/36	2,049,427	2,019,168
4.76%, 07/10/45	1,620,000	1,609,184
Bank of America Funding Corporation
4.59%, 12/20/36†	2,611,865	2,599,695
6.15%, 01/20/47†	1,425,473	1,403,570
Bank of America Mortgage Securities, Inc.
6.50%, 10/01/19	485,531	492,170
6.17%, 11/20/36†	2,548,214	2,566,143
Bear Stearns Adjustable Rate Mortgage Trust
4.76%, 12/01/33†	1,011,705	1,008,544
4.61%, 01/25/34†	743,367	735,312
4.00%, 07/25/34†	1,945,628	1,900,934
4.13%, 03/25/35†	2,964,634	2,936,886
Bear Stearns Alt-A Trust
5.24%, 06/25/34†	785,153	765,870
5.51%, 09/25/35†	912,311	898,453
6.15%, 05/25/36†	1,827,145	1,823,980
Bear Stearns Commercial Mortgage Securities
4.76%, 03/15/19 144A†	1,455,257	1,409,723
3.87%, 02/11/41	3,060,000	3,027,837
Chase Manhattan Bank - First Union National Bank
7.44%, 08/15/31†	2,018,106	2,087,329
Citigroup Commercial Mortgage Trust
4.15%, 09/20/49 144A	327,184	324,053
Citigroup Mortgage Loan Trust, Inc.
5.81%, 07/25/36†	3,153,996	3,138,617
Commercial Mortgage Pass-Through Certificates
7.42%, 08/15/33†	1,996,862	2,083,630
Countrywide Alternative Loan Trust
6.00%, 10/25/32	300,121	301,070
5.50%, 05/31/35	1,290,290	1,294,701
Countrywide Home Loan Mortgage Pass-Through Trust
4.24%, 09/25/33†	2,442,272	2,403,349
5.14%, 01/25/35†	299,536	293,555
CS First Boston Mortgage Securities Corporation
4.30%, 07/15/36	1,000,000	993,700
5.02%, 08/15/38	980,000	978,227
Deutsche ALT-A Securities, Inc.
4.95%, 03/30/36†	651,388	649,456
DLJ Commercial Mortgage Corporation
7.18%, 11/10/33	2,039,788	2,148,847
Federal Home Loan Mortgage Corporation
8.00%, 05/01/08	448	449
8.75%, 07/01/08	285	289
8.00%, 01/01/09	142	143
7.50%, 03/01/09	2,588	2,618
16.25%, 07/01/11	90	95
15.25%, 08/01/11	1,200	1,401
5.38%, 09/15/11	4,531,253	4,573,943
4.00%, 08/01/15	1,820,950	1,785,854
5.00%, 11/15/16	1,634,986	1,639,309
5.50%, 04/15/17	3,770,257	3,842,792
3.50%, 12/01/18	3,090,528	2,917,684

See Notes to Financial Statements.

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
10.75%, 02/01/19	$75,605	$81,348
4.88%, 02/15/19†	5,675,046	5,643,096
4.25%, 06/15/24	1,416,602	1,409,133
7.33%, 07/01/27†	34,453	34,886
5.88%, 06/01/28 STRIP†	257,165	256,635
5.00%, 12/15/30†	1,097,464	1,096,492
6.00%, 04/01/33	1,438,480	1,466,487
4.58%, 06/01/33†	3,030,063	3,046,593
3.98%, 04/01/34†	2,987,837	2,961,710
4.39%, 10/01/34†	893,084	891,449
4.72%, 08/01/35†	2,612,967	2,604,653
4.78%, 08/01/35†	1,982,935	1,997,343
4.81%, 10/01/35†	1,238,064	1,238,712
5.03%, 12/01/35†	6,023,520	6,053,877
5.22%, 02/01/36†	3,410,926	3,429,025
5.88%, 04/01/36†	3,636,148	3,679,837
5.71%, 11/01/36†	4,342,267	4,404,345
5.50%, 01/14/38 TBA	1,000,000	997,812
Federal Housing Authority
7.43%, 09/01/22	1,635	1,667
Federal National Mortgage Association
6.00%, 08/01/08	23,963	23,936
6.50%, 11/01/08	29,760	29,776
5.50%, 12/01/17	6,803,808	6,906,678
4.00%, 07/01/18	181,553	174,727
4.00%, 08/01/18	745,391	717,365
4.00%, 05/01/19	4,044,720	3,879,648
4.00%, 06/01/19	6,792,186	6,514,984
4.00%, 08/01/19	371,705	356,535
4.00%, 10/01/19	1,332,614	1,278,227
4.00%, 11/25/19	730,722	679,176
4.00%, 12/01/19	890,279	853,945
4.00%, 01/01/20	208,998	200,140
4.00%, 07/01/20	48,836	46,766
5.75%, 08/25/23	209,643	209,268
5.50%, 09/25/24	2,399,033	2,407,695
7.10%, 12/01/24†	114,662	115,261
9.00%, 05/01/25	86,643	94,056
9.00%, 07/01/25	100,393	108,855
6.00%, 02/25/27	2,666,189	2,700,353
5.50%, 11/25/27	3,583,449	3,624,980
5.00%, 01/01/28 TBA	2,000,000	1,951,250
5.47%, 05/25/30†	2,123,544	2,124,629
5.52%, 05/25/30†	2,155,239	2,153,951
5.12%, 09/25/30†	73,768	73,556
7.21%, 09/01/31†	75,896	76,733
3.31%, 03/25/32	407,341	389,370
4.26%, 04/01/33†	571,385	568,297
4.14%, 06/01/33†	192,368	192,638
5.50%, 06/01/33	23,918	23,936
5.50%, 07/01/33	21,083	21,098
4.23%, 10/01/33†	1,451,019	1,449,615
5.50%, 10/01/33	121,680	121,770
4.28%, 12/01/33†	426,142	424,932
4.50%, 06/01/34	68,234	64,653
4.50%, 09/01/34	258,106	244,398
4.91%, 09/01/34†	1,105,051	1,102,926
5.09%, 09/01/34†	800,543	803,598
4.73%, 10/01/34†	1,162,066	1,164,336
5.11%, 10/01/34†	1,312,176	1,326,436
4.50%, 12/01/34	81,614	77,279
4.50%, 02/01/35	2,972,251	2,814,629
5.50%, 02/01/35	3,130,719	3,136,293
4.50%, 03/01/35	1,732,854	1,640,958
4.50%, 04/01/35	2,851,285	2,700,077
4.50%, 05/01/35	1,118,989	1,059,647
4.50%, 06/01/35	62,489	59,175
4.86%, 06/01/35†	1,951,456	1,945,039
4.50%, 08/01/35	1,777,666	1,683,395
4.69%, 08/01/35†	5,427,349	5,394,441
4.40%, 09/01/35†	2,516,831	2,510,133
4.50%, 09/01/35	1,115,475	1,056,320
4.65%, 09/01/35†	3,454,005	3,455,543
5.50%, 09/01/35	10,726,756	10,720,213
7.50%, 09/01/35	1,741,282	1,858,607
4.50%, 10/01/35	750,250	710,464
5.34%, 10/01/35†	2,229,746	2,215,756
4.50%, 11/01/35	689,484	652,920
4.92%, 12/01/35†	261,072	261,526
6.00%, 02/01/36	791,073	803,774
4.50%, 06/01/36	55,353	51,824
4.50%, 07/01/36	855,722	801,165
6.00%, 07/01/36	1,670,097	1,696,307
5.72%, 10/01/36 IOΩ	2,272,878	569,047
5.58%, 12/01/36†	1,324,312	1,340,879
6.50%, 03/01/37	12,809,855	13,169,077
5.50%, 01/14/38 TBA	200,000	199,750
6.00%, 01/14/38 TBA	30,000,000	30,459,360
6.17%, 04/01/40†	346,972	358,562
6.18%, 07/01/44†	408,424	409,716
6.50%, 12/31/49	2,409,000	2,439,071
FHLMC Structured Pass-Through Securities
5.87%, 05/25/43†	1,676,367	1,686,154
6.26%, 07/25/44†	2,636,664	2,635,837
First Horizon Alternative Mortgage Securities
4.73%, 06/25/34†	948,160	939,117
First Horizon Asset Securities, Inc.
5.33%, 10/25/35†	3,077,470	3,082,462
General Electric Capital Commercial Mortgage Corporation
4.09%, 01/10/38	2,000,000	1,984,182
5.56%, 06/10/38	685,440	695,167
4.35%, 06/10/48	1,190,000	1,175,336
GMAC Commercial Mortgage Securities, Inc.
7.72%, 03/15/33†	2,052,326	2,151,427
7.18%, 08/15/36†	1,158,708	1,194,337
Government National Mortgage Association
6.00%, 12/15/08	41,627	41,835
6.00%, 02/15/11	91,819	92,536
6.38%, 06/20/17†	20,552	20,776
6.38%, 06/20/21†	11,287	11,430
6.13%, 10/20/27†	75,978	76,872
8.50%, 10/15/29	57,291	62,272
8.50%, 01/15/30	25,580	27,800
6.50%, 01/22/30 TBA	22,000,000	22,715,000
5.26%, 02/16/30†	288,852	291,882
8.50%, 03/15/30	4,680	5,087
8.50%, 04/15/30	14,376	15,624
8.50%, 05/15/30	140,664	152,877
8.50%, 06/15/30	16,097	17,494

See Notes to Financial Statements.

	Par	Value
8.50%, 07/15/30	$120,977	$131,483
8.50%, 08/15/30	23,575	25,622
8.50%, 09/15/30	2,547	2,768
8.50%, 10/15/30	45,745	49,717
8.50%, 11/15/30	70,422	76,537
8.50%, 12/15/30	66,955	72,767
8.50%, 02/15/31	43,067	46,735
4.75%, 05/20/34†	1,444,406	1,444,215
4.75%, 06/20/34†	1,978,019	1,977,629
6.00%, 06/15/36	906,956	928,732
5.50%, 04/15/37	6,864,044	6,909,989
6.50%, 09/15/37	744,033	768,501
6.00%, 01/01/38 TBA	34,500,000	35,319,375
5.00%, 01/22/38 TBA	1,000,000	985,312
Greenpoint Mortgage Funding Trust
5.14%, 11/25/45†	472,742	444,006
GS Mortgage Securities Corporation II
6.04%, 08/15/18 144A	321,720	327,502
6.14%, 10/18/30	1,604,346	1,605,876
6.13%, 01/10/40 IO 144AΩ†	24,420,394	395,864
GSR Mortgage Loan Trust
5.71%, 06/01/34†	1,013,233	1,015,747
4.77%, 09/25/34†	1,965,226	1,962,987
6.01%, 09/25/34†	1,197,086	1,191,887
4.54%, 09/25/35†	3,110,910	3,083,450
4.54%, 09/25/35	1,229,895	1,219,039
4.55%, 09/25/35†	2,636,369	2,626,886
4.66%, 10/25/35†	1,787,995	1,799,534
6.02%, 03/25/37†	3,043,857	3,045,979
HarborView Mortgage Loan Trust
5.33%, 11/19/35 STEP	1,686,327	1,578,333
5.31%, 12/19/35†	3,825,977	3,833,546
4.95%, 11/19/36†	2,819,170	2,644,909
5.76%, 11/19/36†	2,362,007	2,210,368
Impac Secured Assets CMN Owner Trust
4.95%, 01/25/37†	1,091,312	1,080,269
JP Morgan Mortgage Trust
3.89%, 08/25/34†	3,044,716	3,015,164
5.02%, 02/25/35†	1,092,262	1,069,813
4.76%, 07/25/35†	3,836,194	3,829,414
LB-UBS Commercial Mortgage Trust
6.09%, 04/15/37 IO 144AΩ†	18,115,685	253,406
Luminent Mortgage Trust
5.13%, 11/26/35†	2,360,998	2,328,889
MASTR Adjustable Rate Mortgages Trust
4.66%, 12/25/33†	1,494,649	1,466,493
Merrill Lynch Mortgage Investors, Inc.
4.23%, 08/25/34†	2,685,430	2,693,728
MLCC Mortgage Investors, Inc.
5.41%, 03/15/25 STEP	447,585	438,143
4.73%, 12/25/34†	2,017,638	2,009,795
5.40%, 02/25/36 STRIP†	2,192,397	2,211,457
Morgan Stanley Capital I
6.53%, 03/15/31†	2,671,117	2,694,616
NationsLink Funding Corporation
6.32%, 01/20/31	1,729,754	1,740,186
Opteum Mortgage Acceptance Corporation
4.96%, 12/25/35†	1,511,877	1,506,415
4.85%, 07/25/36†	1,381,842	1,378,304
PNC Mortgage Acceptance Corporation
5.91%, 03/12/34	1,344,170	1,353,417
Provident Funding Mortgage Loan Trust
4.05%, 04/25/34†	3,129,973	3,105,024
Residential Accredit Loans, Inc.
6.00%, 12/25/16	933	930
5.27%, 01/25/33†	609,420	599,598
Residential Funding Mortgage Securities I
6.50%, 03/25/32	121,987	121,871
Structured Adjustable Rate Mortgage Loan Trust
4.92%, 03/25/34†	1,204,747	1,203,324
5.31%, 08/25/34†	1,450,877	1,444,378
5.17%, 09/25/34†	241,387	235,443
5.38%, 05/25/35†	2,576,379	2,586,607
Structured Asset Mortgage Investments, Inc.
7.22%, 10/19/34†	590,873	596,474
5.15%, 05/25/35†	1,188,352	1,139,821
5.22%, 07/19/35†	204,523	203,037
4.94%, 08/25/36†	767,154	758,280
Structured Asset Securities Corporation
4.92%, 05/25/36†	782,825	761,823
Thornburg Mortgage Securities Trust
4.99%, 04/25/36†	1,900,000	1,866,860
TIAA Retail Commercial Trust
6.68%, 06/19/31 144A†	2,790,000	2,857,989
5.70%, 08/15/39†	2,906,423	2,994,487
Wachovia Bank Commercial Mortgage Trust
4.04%, 02/15/34	1,723,458	1,704,525
5.00%, 07/15/41	1,620,000	1,630,992
5.74%, 05/15/43 STRIP†	1,600,000	1,651,979
Washington Mutual Commercial Mortgage Securities Trust
4.24%, 05/25/36 144A	295,097	292,817
Washington Mutual, Inc.
5.41%, 12/25/27 STEP	3,135,167	2,996,700
4.67%, 05/25/35†	3,550,000	3,517,779
6.07%, 10/25/36†	3,015,807	3,055,607
5.35%, 03/25/37†	3,457,180	3,441,243
5.11%, 05/04/37†	2,848,665	2,683,973
5.88%, 06/25/37†	4,051,785	4,043,212
6.33%, 06/25/42†	80,310	76,687
5.18%, 01/25/45†	1,317,108	1,246,183
5.06%, 04/25/45†	1,311	1,308
5.19%, 08/25/45†	625,212	598,888
5.16%, 10/25/45†	651,099	611,779
5.91%, 06/25/46†	2,292,037	2,200,414
Washington Mutual Mortgage Securities Corporation
7.45%, 03/25/32†	150,002	149,550

See Notes to Financial Statements.

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Wells Fargo Mortgage-Backed Securities Trust
4.75%, 04/25/19	$2,939,835	$2,893,900
3.99%, 01/25/35†	2,373,916	2,350,581
4.54%, 02/25/35†	3,892,124	3,864,803
5.24%, 04/25/36†	3,476,738	3,477,397
5.65%, 07/25/36†	2,643,481	2,661,911
6.00%, 07/25/37	3,656,243	3,696,474

Total Mortgage-Backed Securities (Cost $463,977,064)		464,262,624

MUNICIPAL BONDS — 0.1%
New York City Municipal Water Finance Authority (RB) Series A
5.00%, 06/15/38	1,000,000	1,039,670
Sales Tax Asset Receivable Corporation, New York, Series B Revenue Bond (FSA Insured)
3.60%, 10/15/08	425,000	421,851

Total Municipal Bonds (Cost $1,467,230)		1,461,521

	Number of Contracts
PURCHASED OPTIONS — 1.4%
Call Options — 0.2%
10-Year U.S. Treasury Note Futures, Strike Price $136.00, Expires 02/22/08	11	172
15-Year U.S. Treasury Long Bond Futures, Strike Price $139.00, Expires 02/22/08	245	3,828
15-Year U.S. Treasury Long Bond Futures, Strike Price $140.00, Expires 02/22/08	27	422
2-Year U.S. Treasury Note Futures, Strike Price $114.50, Expires 02/22/08	130	2,031
2-Year U.S. Treasury Note Futures, Strike Price $115.00, Expires 02/22/08	72	1,125
2-Year U.S. Treasury Note Futures, Strike Price $116.00, Expires 02/22/08	195	3,047
5-Year U.S. Treasury Note Futures, Strike Price $123.00, Expires 02/22/08	87	1,360
5-Year U.S. Treasury Note Futures, Strike Price $124.50, Expires 02/22/08	245	3,828
5-Year U.S. Treasury Note Futures, Strike Price $126.00, Expires 02/22/08	125	1,953
5-Year U.S. Treasury Note Futures, Strike Price $127.00, Expires 02/22/08	291	4,547
90-Day Eurodollar Futures, Strike Price $95.25, Expires 03/17/08	78	102,375
90-Day Eurodollar Futures, Strike Price $95.25, Expires 06/16/08	327	823,631
Euro vs. U.S. Dollar, Strike Price $1.38, Expires 05/21/10	1,800,000	183,247
U.S. Dollar vs. Japanese Yen, Strike Price $118.00, Expires 09/16/08	13,700,000	75,309

		1,206,875

Call Swaptions — 1.2%
3-Month LIBOR, Strike Price $3.75, Expires 12/31/08	4,200	361,990
3-Month LIBOR, Strike Price $4.18, Expires 04/20/09	29,210	1,460,840
3-Month LIBOR, Strike Price $4.50, Expires 12/19/08	1,500	255,843
3-Month LIBOR, Strike Price $4.50, Expires 12/19/08	1,400	238,787
3-Month LIBOR, Strike Price $4.55, Expires 09/19/08	7,520	1,367,815
3-Month LIBOR, Strike Price $4.75, Expires 03/31/08	1,610	329,251
3-Month LIBOR, Strike Price $4.75, Expires 08/09/08	4,530	792,414
3-Month LIBOR, Strike Price $4.75, Expires 09/26/08	1,750	371,016
3-Month LIBOR, Strike Price $4.75, Expires 09/26/08	2,010	426,138
3-Month LIBOR, Strike Price $4.75, Expires 12/15/08	800	165,101
3-Month LIBOR, Strike Price $5.00, Expires 02/01/08	3,760	888,505
3-Month LIBOR, Strike Price $5.00, Expires 12/15/08	7,250	1,771,265
3-Month LIBOR, Strike Price $5.55, Expires 12/15/08	3,900	1,305,110

		9,734,075

Put Option — 0.0%
30-Year Federal National Mortgage Association, Strike Price $90.50, Expires 02/05/08	19,000,000	788
Euro vs. U.S. Dollar, Strike Price $1.38, Expires 05/21/10	1,800,000	72,772

		73,560

Total Purchased Options (Cost $5,325,398)		11,014,510

	Shares
MONEY MARKET FUNDS — 11.4%
GuideStone Money Market Fund (GS4 Class)¥	12,292,355	12,292,355
Northern Institutional Liquid Assets Portfolio§	79,396,847	79,396,847

Total Money Market Funds (Cost $91,689,202)		91,689,202

See Notes to Financial Statements.

	Par	Value
U.S. TREASURY OBLIGATIONS — 10.4%
U.S. Treasury Bills
2.83%, 02/28/08‡‡	$25,000	$24,887
2.97%, 02/28/08‡‡	270,000	268,784
3.06%, 02/28/08‡‡	80,000	79,640
2.85%, 03/13/08‡‡	105,000	104,365
2.96%, 03/13/08‡‡	1,660,000	1,649,965
2.98%, 03/13/08	30,000	29,819
2.99%, 03/13/08‡‡	670,000	665,950
3.01%, 03/13/08‡‡	190,000	188,852

		3,012,262

U.S. Treasury Inflationary Index Bonds
2.00%, 04/15/12Δ	900,000	960,637
2.00%, 07/15/14Δ	6,300,000	7,216,699
2.38%, 01/15/17Δ	7,500,000	8,201,521
2.38%, 01/15/25Δ	1,400,000	1,629,533

		18,008,390

U.S. Treasury Notes
3.13%, 11/30/09Δ	3,100,000	3,104,362
4.50%, 05/15/10Δ	10,110,000	10,450,424
3.88%, 09/15/10Δ	35,388,000	36,153,832
4.50%, 11/15/10Δ	10,300,000	10,712,813
4.88%, 06/30/12Δ	2,000,000	2,121,876

		62,543,307

Total U.S. Treasury Obligations (Cost $82,317,420)		83,563,959

TOTAL INVESTMENTS — 110.1% (Cost $879,604,574)		885,688,493

	Number of Contracts
WRITTEN OPTIONS — (1.0)%
Call Swaptions — (1.0)%
3-Month LIBOR, Strike Price $4.44, Expires 04/20/09	(9,420)	(1,471,364)
3-Month LIBOR, Strike Price $4.95, Expires 03/31/08	(700)	(260,666)
3-Month LIBOR, Strike Price $4.95, Expires 09/26/08	(760)	(281,542)
3-Month LIBOR, Strike Price $4.95, Expires 09/26/08	(870)	(322,292)
3-Month LIBOR, Strike Price $5.00, Expires 12/15/08	(270)	(107,712)
3-Month LIBOR, Strike Price $5.00, Expires 12/19/08	(470)	(186,978)
3-Month LIBOR, Strike Price $5.00, Expires 12/19/08	(500)	(198,913)
3-Month LIBOR, Strike Price $5.05, Expires 09/19/08	(2,510)	(1,072,450)
3-Month LIBOR, Strike Price $5.10, Expires 02/01/08	(1,630)	(688,909)
3-Month LIBOR, Strike Price $5.15, Expires 08/09/08	(1,510)	(646,890)
3-Month LIBOR, Strike Price $5.20, Expires 12/15/08	(2,420)	(1,158,765)
3-Month LIBOR, Strike Price $5.22, Expires 12/31/08	(570)	(275,331)
3-Month LIBOR, Strike Price $5.22, Expires 12/31/08	(830)	(400,920)
3-Month LIBOR, Strike Price $5.75, Expires 09/26/08	(1,300)	$(953,530)

		(8,026,262)

Put Option — 0.0%
U.S. Dollar vs. Japanese Yen, Strike Price $100.00, Expires 09/16/08	(6,800,000)	(75,527)

Total Written Options
(Premiums received $(4,422,364))		(8,101,789)

	Par
SECURITY SOLD SHORT — (1.7)%
Federal National Mortgage Association
5.50%, 01/14/38 TBA
(Cost $(13,949,954))	$(13,900,000)	(13,882,625)

Liabilities in Excess of Other Assets — (7.4)%		(59,512,351)

NET ASSETS — 100.0%		$804,191,728

See Notes to Financial Statements.

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2007:

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Australia Dollars
Receive fixed rate payments of 7.00% and pay variable rate payments on the three month BBSW floating rate(d)	04/15/09	15,300,000	$(75,235)
Receive fixed rate payments of 7.00% and pay variable rate payments on the six month BBSW floating rate(k)	12/15/09	8,000,000	(42,770)

			(118,005)

British Pounds
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(b)	09/15/10	20,600,000	(162,671)

Euro
Receive fixed rate payments of 2.09% and pay variable rate payments on the France CPI Ex Tobacco(c)	10/15/10	1,500,000	9,250

Japanese Yen
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 2.00%(n)	06/20/17	200,000,000	(52,659)
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 2.00%(m)	06/20/17	30,000,000	(7,899)
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 2.00%(b)	06/20/17	50,000,000	(13,165)

			(73,723)

U.S. Dollars
Receive fixed rate payments of 0.055% and pay floating par in the event of default on American International Group, 5.60% due 10/18/16(i)	03/20/08	3,000,000	(3,914)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(d)	06/18/10	5,500,000	34,358
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(f)	06/18/10	800,000	4,997
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(b)	06/18/10	21,200,000	134,377
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(m)	06/18/10	100,000	625
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(j)	06/18/10	22,000,000	139,447
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(m)	06/18/10	500,000	3,123
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(b)	06/18/10	8,000,000	199,795

See Notes to Financial Statements.

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(j)	12/17/10	$13,300,000	$48,954
Receive floating par in the event of default on the Dow Jones CDX HVPOL7 index due 12/20/11 and pay fixed rate payments of 0.75%(b)	12/20/11	9,000,000	361,233
Receive floating par in the event of default on Progress Energy, Inc., 5.625% due 06/20/12 and pay fixed rate payments of 0.09%(b)	06/20/12	1,000,000	9,756
Receive floating par in the event of default on Target Corporation, 5.875% due 06/20/12 and pay fixed rate payments of 0.11%(k)	06/20/12	900,000	12,244
Receive floating par in the event of default on the Dow Jones CDX HY-8 due 06/20/12 and pay fix rate of 1.6299%(d)	06/20/12	4,900,000	165,414
Receive fixed par in the event of default on the Dow Jones CDX IG8 Index due 06/20/12 and pay variable rate payments of 0.35%(b)	06/20/12	2,900,000	(60,716)
Receive fixed rate payments of 0.60% and pay floating rate in the event of default on the Dow Jones CDX IG9 Index BNP Paribas(c)	12/20/12	4,300,000	(32,209)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(k)	06/18/13	6,900,000	(64,526)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(m)	06/18/13	6,700,000	(62,655)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(f)	06/18/15	37,000,000	(1,143,493)
Receive floating par in the event of default on the Dow Jones CDX IG7 Index due 12/20/16 and pay fixed rate payments of 0.65%(k)	12/20/16	3,600,000	80,339
Receive floating par in the event of default on Autozone, 5.875% due 06/20/17 and pay fixed rate payments of 0.635%(m)	06/20/17	600,000	(2,086)
Receive floating par in the event of default on Autozone, 5.875% due 06/20/17 and pay fixed rate payments of 0.64%(m)	06/20/17	500,000	(1,929)
Receive floating par in the event of default on Autozone, 5.875% due 06/20/17 and pay fixed rate payments of 0.665%(m)	06/20/17	1,300,000	(7,489)
Receive floating par in the event of default on Liz Claiborne, 5.00% due 06/20/17 and pay fixed rate payments of 0.95%(g)	06/20/17	500,000	37,402

See Notes to Financial Statements.

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive floating par in the event of default on Liz Claiborne, 5.00% due 06/20/17 and pay fixed rate payments of 0.95%(g)	06/20/17	$100,000	$7,480
Receive floating par in the event of default on Newell Rubbermaid, 6.75% due 06/20/17 and pay fixed rate payments of 0.485%(m)	06/20/17	700,000	1,599
Receive floating par in the event of default on Newell Rubbermaid, 6.75% due 06/20/17 and pay fixed rate payments of 0.48%(n)	06/20/17	300,000	800
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(k)	06/18/18	12,600,000	293,333
Receive floating par in the event of default on Morgan Stanley ABS Capital I, 7.0225% due 12/27/33 and pay fixed rate payments of 0.54%(k)	12/27/33	2,086,807	180,726
Receive floating par in the event of default on Long Beach Mortgage Trust, 6.7225% due 02/25/34 and pay fixed rate payments of 0.49%(b)	02/25/34	2,400,000	292,364
Receive floating par in the event of default on Specialty Underwriting & Residential Finance, 6.6225% due 02/25/35 and pay fixed rate payments of 0.59%(b)	02/25/35	2,295,674	239,723
Receive floating par in the event of default on Structured Asset Investment Loan Trust, 6.1425% due 02/25/35 and pay fixed rate payments of 0.61%(b)	02/25/35	$2,400,000	$700,538
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(m)	06/18/38	2,300,000	(11,247)

			1,558,363

			$1,213,214

PORTFOLIO SUMMARY (based on net assets)

%
Futures Contracts	61.4
Mortgage-Backed Securities	57.7
Money Market Funds	11.4
Asset-Backed Securities	11.0
U.S. Treasury Obligations	10.4
Corporate Bonds	9.7
Commercial Paper	4.6
Foreign Bonds	3.7
Purchased Options	1.4
Forward Foreign Currency Contracts	0.8
Swap Agreements	0.2
Agency Obligation	0.1
Municipal Bonds	0.1
Written Options	(1.0)
Security Sold Short	(1.7)

169.8

See Notes to Financial Statements.

Medium-Duration Bond Fund

The Medium-Duration Bond Fund invests in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration normally between three to seven years. The last six months of 2007 defined the fixed income market for the year: a return in volatility, a re-pricing of risk across capital markets, and an easing monetary policy. Despite widening spreads in non-Treasury sectors, the overall downward pressure on yields during the second half of the year proved bullish for bond investors. Within this tumultuous environment, bonds provided investors both diversification and return benefits, as they outperformed their broad U.S. equity market counterparts. Despite strong absolute returns in 2007, the GS4 Class of the Fund returned 6.46%; it slightly underperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 6.97%. The Fund’s performance remains ahead of its benchmark on a five-year and since-inception basis.

Please see page 104 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Medium-Duration Bond Fund

Average Annual Total Returns as of 12/31/07

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	6.65%	6.46%	6.08%	6.97%
Five Year	5.17%	5.02%	4.66%	4.42%
Since Inception	5.66%	5.62%	5.27%	5.36%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Lehman Brothers Aggregate Bond Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Par	Value
AGENCY OBLIGATIONS — 3.6%
Federal Agricultural Mortgage Corporation
5.50%, 07/15/11 144A	$4,200,000	$4,451,660
Federal Farm Credit Bank
4.88%, 12/16/15	2,400,000	2,487,178
5.40%, 06/08/17	1,700,000	1,819,030
Federal Home Loan Bank
5.00%, 09/18/09	1,040,000	1,064,784
3.63%, 12/17/10	1,490,000	1,491,232
4.63%, 10/10/12	890,000	916,993
5.00%, 03/08/13	5,000,000	5,239,950
5.25%, 09/13/13	2,900,000	3,079,490
4.88%, 12/13/13	13,000,000	13,561,717
Federal Home Loan Mortgage Corporation
4.75%, 01/18/11	1,530,000	1,580,193
5.13%, 11/17/17	1,600,000	1,672,744
5.63%, 11/23/35	1,260,000	1,293,282
Federal National Mortgage Association
4.53%, 03/17/08‡‡	415,000	411,468
4.53%, 03/19/08‡‡	170,000	168,515
7.25%, 01/15/10	1,400,000	1,501,165
5.13%, 04/15/11	700,000	731,986
4.75%, 11/19/12	1,300,000	1,346,786
Tennessee Valley Authority
5.38%, 04/01/46	1,800,000	1,923,424

Total Agency Obligations (Cost $42,696,337)		44,741,597

ASSET-BACKED SECURITIES — 3.3%
Amortizing Residential Collateral Trust
5.15%, 04/25/32†	54,671	49,201
Argent Securities, Inc.
4.92%, 10/25/36†	901,126	884,489
Asset-Backed Securities Corporation Home Equity
5.15%, 09/25/34†	168,112	164,589
Bayview Financial Acquisition Trust
5.25%, 02/28/44†	794,188	783,592
Bear Stearns Asset-Backed Securities, Inc.
6.00%, 02/01/36	4,426,208	3,949,010
6.50%, 02/01/36	4,259,272	4,016,361
CIT Mortgage Loan Trust
6.58%, 09/25/24 144A†@	800,000	800,000
6.13%, 10/25/37 144A†@	1,509,962	1,509,962
6.38%, 10/25/37 144A†@	430,000	430,000
Countrywide Home Equity Loan Trust
5.44%, 03/15/29†	1	1
5.32%, 05/15/29†	602,501	573,485
5.27%, 12/15/35†	1,619,343	1,548,544
4.79%, 08/15/36†	2,570,610	2,440,292
CS First Boston Mortgage Securities Corporation
5.01%, 02/25/32 STEP	35,697	35,691
EMC Mortgage Loan Trust
5.42%, 11/25/41 144A†	318,118	312,671
FBR Securitization Trust
5.13%, 10/25/35 STEP	4,244,495	4,201,707
First Franklin Mortgage Loan Asset-Backed Certificates
4.92%, 11/25/36†	1,417,530	1,379,606
Fleet Home Equity Loan Trust
5.16%, 05/30/31†	223,486	220,204
GMAC Mortgage Corporation Loan Trust
7.00%, 09/25/37	728,891	735,504
HFC Home Equity Loan Asset Backed Certificates
6.24%, 11/20/36†	1,542,758	1,508,493
Lehman XS Trust
5.09%, 11/25/35†	1,257,896	1,193,565
5.17%, 11/25/35†	1,544,626	1,472,263
5.14%, 02/25/36†	1,585,832	1,496,750
Madison Avenue Manufactured Housing Contract
5.22%, 09/25/08†	999,760	971,685
Morgan Stanley Dean Witter Credit Corporation HELOC Trust
5.06%, 07/25/17 STEP	141,954	136,171
Nelnet Student Loan Trust
5.09%, 01/26/15†	817,297	817,659
Provident Bank Home Equity Loan Trust
5.14%, 08/25/31†	196,037	191,412
Quest Trust
5.43%, 06/25/34 144A†	901	901
Residential Asset Mortgage Products, Inc.
5.11%, 03/25/34 STEP	454,648	444,763
Residential Funding Securities Corporation
5.32%, 06/25/33 144A†	701,529	594,327
Salomon Brothers Mortgage Securities VII
5.35%, 03/25/28 STEP	72,584	71,549
Securitized Asset-Backed Receivables LLC Trust
5.02%, 02/25/37†	4,533,878	3,987,689
Structured Asset Securities Corporation
5.17%, 04/25/31 144A†	4,116,750	3,651,351

Total Asset-Backed Securities (Cost $43,101,592)		40,573,487

CORPORATE BONDS — 14.3%
AES Corporation
9.50%, 06/01/09	42,000	43,680
8.75%, 05/15/13 144A	325,000	340,844
7.75%, 10/15/15 144AΔ	270,000	275,400
8.00%, 10/15/17 144AΔ	1,490,000	1,530,975
Allied Waste North America, Inc.
7.13%, 05/15/16	375,000	374,063
American Achievement Corporation
8.25%, 04/01/12	30,000	29,400
American Express Bank UT
6.00%, 09/13/17	3,100,000	3,122,959
American Express Co.
6.80%, 09/01/45†Δ	1,340,000	1,360,919
American General Finance Corporation
6.90%, 12/15/17	280,000	280,779

See Notes to Financial Statements.

Medium-Duration Bond Fund SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
American International Group, Inc.
5.85%, 01/16/18	$160,000	$161,351
6.25%, 03/15/37	805,000	722,266
Amerigas Partners LP
7.25%, 05/20/15	80,000	78,800
AmerisourceBergen Corporation
5.88%, 09/15/15	130,000	128,205
Ameritech Capital Funding Corporation
6.25%, 05/18/09	100,000	102,317
AMFM, Inc.
8.00%, 11/01/08	1,075,000	1,111,330
Anadarko Petroleum Corporation
5.39%, 09/15/09†	1,070,000	1,053,867
6.45%, 09/15/36	140,000	143,036
ANZ Capital Trust I
4.48%, 01/29/49 144A	125,000	123,055
ANZ Capital Trust II
5.36%, 12/29/49 144A	800,000	747,752
ASIF Global Financing XIX
4.90%, 01/17/13 144A	100,000	97,955
Astoria Financial Corporation
5.75%, 10/15/12	450,000	462,104
AT&T, Inc.
4.13%, 09/15/09Δ	250,000	248,511
5.30%, 11/15/10Δ	175,000	178,228
5.10%, 09/15/14	550,000	545,073
BAC Capital Trust XIV
5.63%, 12/31/49†Δ	40,000	35,528
Bank of America Corporation
5.38%, 08/15/11	20,000	20,413
5.62%, 10/14/16†Δ	1,700,000	1,646,419
5.75%, 12/01/17	2,700,000	2,711,259
Bear Stearns Co., Inc.
6.95%, 08/10/12	900,000	926,284
BellSouth Capital Funding
7.88%, 02/15/30	460,000	537,397
BellSouth Corporation
4.75%, 11/15/12Δ	40,000	39,615
6.88%, 10/15/31	10,000	10,694
Boardwalk Pipelines LP
5.88%, 11/15/16	625,000	641,000
Boeing Co.
6.63%, 02/15/38	210,000	235,000
CenterPoint Energy Resources Corporation
5.95%, 01/15/14	525,000	532,702
Charter Communications Operating LLC
8.00%, 04/30/12 144A@	250,000	242,500
Chesapeake Energy Corporation
6.25%, 01/15/18Δ	140,000	135,100
Chubb Corporation
6.38%, 03/29/37†	375,000	366,410
Cincinnati Bell, Inc.
7.00%, 02/15/15Δ	130,000	123,500
CitiFinancial, Inc.
6.63%, 06/01/15	300,000	315,469
Citigroup, Inc.
5.85%, 07/02/13Δ	1,050,000	1,082,236
Citizens Communications Co.
9.25%, 05/15/11Δ	415,000	451,312
7.13%, 03/15/19	60,000	57,300
7.88%, 01/15/27	150,000	143,625
Clear Channel Communications, Inc.
4.63%, 01/15/08	20,000	19,989
4.25%, 05/15/09	250,000	237,416
5.50%, 09/15/14Δ	765,000	583,875
Comcast Cable Communications Holdings, Inc.
6.75%, 01/30/11	230,000	240,628
8.38%, 03/15/13	225,000	252,693
9.46%, 11/15/22	275,000	350,467
Comcast Corporation
6.50%, 01/15/17	60,000	62,666
Commonwealth Edison Co.
5.40%, 12/15/11	650,000	657,474
5.90%, 03/15/36Δ	200,000	188,062
Community Health Systems, Inc.
8.88%, 07/15/15 144A	125,000	127,969
8.88%, 07/15/15Δ	280,000	286,650
Complete Production Services, Inc.
8.00%, 12/15/16 144AΔ	280,000	268,450
ConocoPhillips
8.75%, 05/25/10Δ	230,000	252,115
ConocoPhillips Holding Co.
6.95%, 04/15/29	1,570,000	1,798,347
Countrywide Home Loans, Inc.
5.63%, 07/15/09Δ	1,900,000	1,450,031
Cox Communications, Inc.
4.63%, 01/15/10	800,000	794,173
Cox Enterprises, Inc.
4.38%, 05/01/08 144A	600,000	598,121
CSC Holdings, Inc.
7.25%, 07/15/08Δ	375,000	376,406
7.63%, 04/01/11Δ	590,000	591,475
6.75%, 04/15/12Δ	60,000	57,675
7.63%, 07/15/18	45,000	41,569
CVS Caremark Corporation
6.94%, 01/10/30 144A	1,000,000	1,005,795
Daimler Finance NA LLC
5.88%, 03/15/11Δ	590,000	599,105
5.75%, 09/08/11Δ	900,000	914,116
7.30%, 01/15/12	550,000	586,874
6.50%, 11/15/13Δ	100,000	104,628
DaVita, Inc.
6.63%, 03/15/13 144AΔ	310,000	310,000
Dean Foods Co.
7.00%, 06/01/16Δ	375,000	335,625
Delta Air Lines, Inc.
6.82%, 08/10/22 144AΔ	500,000	495,000
DI Finance
9.50%, 02/15/13Δ	90,000	94,162
DirecTV Holdings LLC
8.38%, 03/15/13	155,000	161,975
Dominion Resources, Inc.
4.13%, 02/15/08	70,000	69,909
5.13%, 12/15/09	230,000	232,261
4.75%, 12/15/10	70,000	70,183
5.70%, 09/17/12Δ	770,000	791,497

See Notes to Financial Statements.

	Par	Value
DRS Technologies, Inc.
6.63%, 02/01/16	$90,000	$89,325
Dryden Investor Trust
7.16%, 07/23/08 144A	473,191	474,002
Duke Energy Corporation
5.63%, 11/30/12Δ	580,000	602,616
Dynegy Holdings, Inc.
7.75%, 06/01/19	395,000	366,362
Eastman Kodak Co.
7.25%, 11/15/13	490,000	492,450
EchoStar DBS Corporation
5.75%, 10/01/08	500,000	500,625
7.00%, 10/01/13	10,000	10,150
6.63%, 10/01/14	30,000	29,925
7.13%, 02/01/16Δ	230,000	235,750
Edison Mission Energy
7.00%, 05/15/17	240,000	237,000
7.20%, 05/15/19	320,000	316,000
7.63%, 05/15/27	120,000	113,400
El Paso Corporation
7.00%, 06/15/17	1,040,000	1,046,278
8.05%, 10/15/30Δ	400,000	418,528
7.80%, 08/01/31Δ	950,000	968,864
7.75%, 01/15/32	99,000	100,988
El Paso Natural Gas Co.
7.50%, 11/15/26	300,000	316,651
8.38%, 06/15/32	210,000	247,044
El Paso Performance-Linked Trust
7.75%, 07/15/11 144A	1,460,000	1,505,596
Electronic Data Systems Corporation
7.13%, 10/15/09	1,000,000	1,032,754
Energy Transfer Partners LP
5.65%, 08/01/12	275,000	272,535
5.95%, 02/01/15	550,000	540,268
Entergy Gulf States, Inc.
5.90%, 12/08/08 144A†	1,900,000	1,906,460
Enterprise Products Operating LP
4.95%, 06/01/10	650,000	650,798
7.03%, 01/15/38†Δ	350,000	317,805
8.38%, 08/01/45†Δ	350,000	358,889
Exelon Corporation
5.63%, 06/15/35	675,000	604,784
FirstEnergy Corporation
6.45%, 11/15/11	60,000	62,010
7.38%, 11/15/31	1,490,000	1,639,681
Fiserv, Inc.
6.13%, 11/20/12	575,000	585,846
Ford Motor Co.
7.45%, 07/16/31	550,000	411,125
Ford Motor Credit Co.
6.63%, 06/16/08	350,000	344,938
7.38%, 10/28/09	650,000	612,061
5.70%, 01/15/10Δ	125,000	112,674
7.88%, 06/15/10	500,000	461,581
10.94%, 06/15/11†	607,000	575,870
8.00%, 12/15/16Δ	1,300,000	1,105,894
Forest City Enterprises, Inc.
7.63%, 06/01/15	20,000	19,400
6.50%, 02/01/17	70,000	63,700
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	420,000	451,500
Freescale Semiconductor, Inc.
8.88%, 12/15/14Δ	75,000	67,312
Fresenius Medical Care Capital Trust II
7.88%, 02/01/08	169,000	169,211
General Electric Capital Corporation
5.45%, 01/15/13Δ	150,000	154,769
General Electric Co.
5.00%, 02/01/13	920,000	932,741
General Motors Acceptance Corporation
5.13%, 05/09/08Δ	570,000	563,749
5.85%, 01/14/09	220,000	210,445
5.63%, 05/15/09Δ	1,490,000	1,406,210
7.75%, 01/19/10Δ	500,000	466,622
6.88%, 09/15/11	2,315,000	1,982,010
8.00%, 11/01/31Δ	2,100,000	1,765,829
General Motors Corporation
8.25%, 07/15/23	210,000	168,000
8.38%, 07/05/33(E)	170,000	194,729
Georgia Gulf Corporation
9.50%, 10/15/14Δ	60,000	48,150
Georgia-Pacific Corporation
8.13%, 05/15/11	4,000	4,080
7.50%, 12/20/12†	190,476	181,667
7.50%, 12/20/12	380,952	363,333
Glen Meadow Pass-Through Trust
6.51%, 02/12/47 144A†	600,000	555,660
Goldman Sachs Capital II
5.79%, 12/29/49†	60,000	53,470
Goldman Sachs Group LP
4.50%, 06/15/10	930,000	927,473
Goldman Sachs Group, Inc.
5.75%, 10/01/16Δ	1,900,000	1,931,758
6.25%, 09/01/17Δ	4,000,000	4,168,740
GrafTech Finance, Inc.
10.25%, 02/15/12	375,000	388,594
Greenpoint Financial Corporation
3.20%, 06/06/08	300,000	295,705
HCA, Inc.
6.30%, 10/01/12	32,000	28,640
9.13%, 11/15/14 144A	60,000	62,400
6.50%, 02/15/16Δ	686,000	583,100
9.25%, 11/15/16	480,000	505,200
9.63%, 11/15/16 PIKΔ	466,000	493,960
7.69%, 06/15/25	250,000	208,225
Hertz Corporation
8.88%, 01/01/14Δ	115,000	117,156
10.50%, 01/01/16Δ	65,000	67,600
Hess Corporation
7.88%, 10/01/29	150,000	178,042
7.30%, 08/15/31	1,170,000	1,318,134
Host Marriott LP
6.75%, 06/01/16	30,000	29,700
HSBC Finance Corporation
4.63%, 01/15/08	1,130,000	1,129,825
8.00%, 07/15/10	440,000	469,253
7.00%, 05/15/12	390,000	409,010
6.38%, 11/27/12	70,000	72,059

See Notes to Financial Statements.

Medium-Duration Bond Fund SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Idearc, Inc.
8.00%, 11/15/16	$340,000	$313,650
ILFC E-Capital Trust II
6.25%, 12/21/45 144A†Δ	280,000	268,008
Intelsat Corporation
9.00%, 06/15/11	95,000	96,187
iStar Financial, Inc.
5.13%, 04/01/11Δ	175,000	156,112
5.65%, 09/15/11	250,000	223,586
5.95%, 10/15/13	200,000	174,483
6.50%, 12/15/13	125,000	109,939
JC Penny Co., Inc.
7.40%, 04/01/37Δ	50,000	49,784
JPMorgan Chase & Co.
5.75%, 01/02/13	320,000	326,449
5.15%, 10/01/15Δ	1,890,000	1,825,753
6.00%, 01/15/18	575,000	586,092
JPMorgan Chase Bank NA
6.00%, 10/01/17	475,000	483,971
Kansas City Southern Railway
9.50%, 10/01/08	119,000	121,975
Kerr-McGee Corporation
6.95%, 07/01/24	1,000,000	1,070,866
7.88%, 09/15/31	1,830,000	2,188,431
Kinder Morgan Energy Partners LP
6.30%, 02/01/09	150,000	151,980
6.75%, 03/15/11Δ	150,000	157,471
7.13%, 03/15/12	500,000	534,949
5.00%, 12/15/13	200,000	194,282
6.00%, 02/01/17Δ	150,000	150,251
6.95%, 01/15/38Δ	60,000	63,174
Koch Forest Products, Inc.
6.56%, 12/20/12	3,047,619	2,906,667
6.98%, 12/20/12	310,952	296,571
Kraft Foods, Inc.
6.50%, 08/11/17	300,000	310,917
L-3 Communications Corporation
7.63%, 06/15/12	250,000	257,187
6.38%, 10/15/15Δ	370,000	366,300
Lamar Media Corporation
7.25%, 01/01/13	110,000	110,550
6.63%, 08/15/15Δ	80,000	78,200
Land O’ Lakes, Inc.
9.00%, 12/15/10	125,000	130,625
Lehman Brothers Holdings Capital Trust VII
5.86%, 11/29/49†	2,605,000	2,323,881
Lehman Brothers Holdings, Inc.
5.25%, 02/06/12Δ	390,000	386,251
5.38%, 10/17/12(E)	600,000	845,488
6.20%, 09/26/14	925,000	943,370
6.75%, 12/28/17Δ	4,340,000	4,481,336
Liberty Media Corporation
7.88%, 07/15/09	10,000	10,202
5.70%, 05/15/13Δ	25,000	23,285
3.75%, 02/15/30 CONVΔ	40,000	22,750
Lincoln National Corporation
7.00%, 05/17/49†Δ	775,000	779,338
Merrill Lynch & Co, Inc.
6.40%, 08/28/17Δ	775,000	788,776
Metlife Capital Trust IV
7.88%, 12/15/37 144A	300,000	306,550
MetLife, Inc.
6.40%, 12/15/36Δ	150,000	137,903
Midamerican Energy Holdings Co.
6.13%, 04/01/36Δ	750,000	750,716
5.95%, 05/15/37	150,000	145,992
Mizuho JGB Investment LLC
9.87%, 12/31/49 144A†@	250,000	252,313
Morgan Stanley
5.33%, 01/18/08†	400,000	399,921
3.63%, 04/01/08	110,000	109,541
5.63%, 01/09/12	410,000	417,443
5.75%, 08/31/12	3,325,000	3,397,472
5.66%, 10/18/16†	340,000	317,769
5.75%, 10/18/16	3,700,000	3,657,258
5.95%, 12/28/17	450,000	450,517
Nelnet, Inc.
7.40%, 09/29/36†	475,000	456,692
Nevada Power Co.
5.88%, 01/15/15	350,000	349,578
New Cingular Wireless Services, Inc.
7.88%, 03/01/11	650,000	704,421
8.13%, 05/01/12	135,000	150,247
Nextel Communications, Inc.
5.95%, 03/15/14	294,000	276,701
7.38%, 08/01/15	130,000	128,099
Niagara Mohawk Power Corporation
7.75%, 10/01/08	1,340,000	1,366,935
Nortek, Inc.
8.50%, 09/01/14	62,000	49,910
NRG Energy, Inc.
7.25%, 02/01/14	285,000	278,587
7.38%, 02/01/16	80,000	78,200
7.38%, 01/15/17	35,000	34,212
Omnicom Group, Inc.
5.90%, 04/15/16	700,000	711,145
ONEOK Partners LP
6.65%, 10/01/36Δ	375,000	380,412
6.85%, 10/15/37Δ	325,000	338,226
Oxford Industries, Inc.
8.88%, 06/01/11	95,000	95,000
Pacific Energy Partners LP
7.13%, 06/15/14	60,000	62,497
Pacific Gas & Electric Co.
6.05%, 03/01/34Δ	580,000	580,929
5.80%, 03/01/37Δ	250,000	241,895
PartnerRe Finance II
6.44%, 12/01/49†@	75,000	66,076
Patrons’ Legacy
5.65%, 01/17/17 144A	1,320,891	1,326,201
Peabody Energy Corporation
6.88%, 03/15/13	145,000	146,450
7.88%, 11/01/26	2,000,000	2,040,000
Pemex Project Funding Master Trust
9.13%, 10/13/10	235,000	260,262
6.63%, 06/15/35	159,000	168,386
PHH Corporation
6.00%, 03/01/08	1,075,000	1,077,828
Phoenix Life Insurance Co.
7.15%, 12/15/34 144A	425,000	464,790

See Notes to Financial Statements.

	Par	Value
Popular North America, Inc.
4.25%, 04/01/08	$300,000	$299,376
5.65%, 04/15/09	250,000	252,524
Pride International, Inc.
7.38%, 07/15/14	130,000	134,225
Private Export Funding Corporation
5.45%, 09/15/17	3,200,000	3,427,520
Progress Energy, Inc.
5.63%, 01/15/16Δ	150,000	150,150
7.75%, 03/01/31Δ	350,000	414,384
PVNGS II Funding Corporation, Inc.
8.00%, 12/30/15	1,431,000	1,639,733
Qwest Capital Funding, Inc.
7.25%, 02/15/11Δ	200,000	198,000
Qwest Corporation
5.63%, 11/15/08Δ	600,000	600,000
8.88%, 03/15/12	200,000	215,000
7.50%, 06/15/23	500,000	481,250
Rabobank Capital Funding II
5.26%, 12/29/13 144A†	50,000	46,642
Rabobank Capital Funding Trust III
5.25%, 10/31/49 144A†	350,000	313,792
Reinsurance Group of America, Inc.
6.75%, 12/15/35†	250,000	224,954
Residential Capital LLC
6.46%, 04/17/09†	90,000	64,350
6.46%, 05/22/09†Δ	260,000	185,900
6.38%, 06/30/10	625,000	403,125
6.00%, 02/22/11	490,000	307,475
6.50%, 06/01/12	30,000	18,600
RH Donnelley Corporation
8.88%, 10/15/17 144AΔ	115,000	106,950
Safeco Corporation
4.20%, 02/01/08	450,000	449,916
SemGroup LP
8.75%, 11/15/15 144AΔ	65,000	62,075
Service Corporation International
7.63%, 10/01/18	90,000	90,900
7.50%, 04/01/27	200,000	185,000
SLM Corporation
3.88%, 04/01/09†	1,130,000	1,046,662
Sonat, Inc.
7.63%, 07/15/11	460,000	472,591
Southern Natural Gas Co.
7.35%, 02/15/31	250,000	262,290
8.00%, 03/01/32	400,000	447,638
Sovereign Bank
4.38%, 08/01/13†	525,000	522,003
Sprint Capital Corporation
6.13%, 11/15/08	310,000	310,449
7.63%, 01/30/11	250,000	260,702
8.38%, 03/15/12	340,000	368,555
6.90%, 05/01/19	30,000	29,859
6.88%, 11/15/28	275,000	261,501
8.75%, 03/15/32	170,000	192,139
Steel Dynamics, Inc.
7.38%, 11/01/12 144A	65,000	65,650
6.75%, 04/01/15 144A	225,000	218,250
Suburban Propane Partners LP
6.88%, 12/15/13	195,000	190,125
Sungard Data Systems, Inc.
9.13%, 08/15/13Δ	120,000	122,700
SunTrust Preferred Capital I
5.85%, 12/31/49†	2,120,000	1,872,488
Swiss Re Capital I LP
6.85%, 05/29/49 144A†	650,000	639,681
Tenet Healthcare Corporation
9.88%, 07/01/14	7,000	6,702
9.25%, 02/01/15	1,382,000	1,285,260
Tennessee Gas Pipeline Co.
7.00%, 10/15/28Δ	175,000	177,535
7.63%, 04/01/37Δ	50,000	54,030
Terex Corporation
8.00%, 11/15/17Δ	90,000	91,575
Time Warner Cable, Inc.
5.40%, 07/02/12	1,100,000	1,103,299
6.55%, 05/01/37Δ	325,000	332,817
Time Warner, Inc.
5.11%, 11/13/09†	7,600,000	7,416,293
6.88%, 05/01/12	110,000	115,939
7.70%, 05/01/32	600,000	668,566
Time Warner Entertainment Co. LP
8.38%, 07/15/33	590,000	712,797
Transcontinental Gas Pipe Line Corporation
6.52%, 04/15/08 144A†	1,500,000	1,503,750
Transocean, Inc.
5.34%, 09/05/08†	2,000,000	1,990,354
6.80%, 03/15/38	225,000	230,321
Travelers Cos., Inc. (The)
6.25%, 03/15/37†	400,000	375,754
TXU Corporation
5.55%, 11/15/14	120,000	96,382
6.50%, 11/15/24Δ	370,000	271,732
6.55%, 11/15/34	1,620,000	1,180,507
UBS AG
5.88%, 12/20/17Δ	1,400,000	1,412,501
Unilever Capital Corporation
7.13%, 11/01/10	285,000	305,842
Union Pacific Corporation
6.65%, 01/15/11	260,000	270,476
United Air Lines, Inc.
9.21%, 01/21/17#@	107,431	269
9.56%, 10/19/18#@	190,819	104,473
United Telephone Co. of Kansas
6.89%, 07/01/08@	500,000	504,663
Ventas Realty LP
8.75%, 05/01/09	70,000	72,100
9.00%, 05/01/12	30,000	32,400
6.50%, 06/01/16	70,000	68,950
Verizon Communications, Inc.
5.55%, 02/15/16Δ	2,100,000	2,125,979
5.85%, 09/15/35Δ	600,000	588,888
Verizon Global Funding Corporation
7.38%, 09/01/12	290,000	320,509
4.38%, 06/01/13Δ	140,000	135,512
Visteon Corporation
8.25%, 08/01/10	145,000	129,050
Wachovia Bank NA
4.92%, 03/23/09†	750,000	748,471
Wachovia Capital Trust III
5.80%, 08/29/49†	580,000	518,623

See Notes to Financial Statements.

Medium-Duration Bond Fund SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Wachovia Corporation
5.25%, 08/01/14	$1,850,000	$1,811,291
Washington Mutual, Inc.
8.25%, 04/01/10	250,000	238,857
Waste Management, Inc.
7.75%, 05/15/32Δ	980,000	1,114,885
WellPoint, Inc.
5.88%, 06/15/17	60,000	60,517
Wells Fargo & Co.
5.63%, 12/11/17	775,000	776,937
Wells Fargo Capital X
5.95%, 12/15/36	200,000	187,273
Westlake Chemical Corporation
6.63%, 01/15/16	85,000	80,750
Weyerhaeuser Co.
6.75%, 03/15/12	735,000	772,556
Williams Cos., Inc.
7.50%, 01/15/31	20,000	21,600
7.75%, 06/15/31	200,000	220,000
8.75%, 03/15/32	983,000	1,206,632
Windstream Corporation
8.63%, 08/01/16Δ	500,000	527,500
Xerox Corporation
7.13%, 06/15/10	250,000	262,068
6.75%, 02/01/17	70,000	73,086
XTO Energy, Inc.
7.50%, 04/15/12	43,000	47,049
ZFS Finance USA Trust II
6.45%, 12/15/49 144A†	500,000	466,697

Total Corporate Bonds (Cost $179,039,157)		178,260,003

FOREIGN BONDS — 7.5%
Argentina — 0.3%
Republic of Argentina
7.00%, 09/12/13	2,350,000	2,007,657
2.00%, 01/03/16(P)†	4,250,000	1,769,959

		3,777,616

Australia — 0.0%
QBE Insurance Group, Ltd.
5.65%, 07/01/23 144A†@	525,000	523,481

Bermuda — 0.5%
Arch Capital Group, Ltd.
7.35%, 05/01/34	475,000	516,815
Aspen Insurance Holdings, Ltd.
6.00%, 08/15/14	325,000	333,105
Catlin Insurance Co., Ltd.
7.25%, 12/31/49 144A†@	375,000	343,411
Endurance Specialty Holdings, Ltd.
6.15%, 10/15/15	425,000	416,666
Intelsat Bermuda, Ltd.
9.25%, 06/15/16	60,000	60,600
Intelsat Subsidiary Holding Co., Ltd.
8.63%, 01/15/15	375,000	378,750
Merna Reinsurance, Ltd.
6.58%, 07/07/10 144A†	950,000	939,692
Tyco International Group SA
6.13%, 11/01/08	90,000	90,792
6.00%, 11/15/13	2,920,000	3,004,981

		6,084,812

Brazil — 0.1%
Petrobras International Finance Co.
6.13%, 10/06/16Δ	870,000	891,750

Canada — 0.5%
Anadarko Finance Co.
7.50%, 05/01/31Δ	460,000	518,692
Bombardier, Inc.
7.25%, 11/15/16 144A(E)@	250,000	368,805
Canadian Government Inflationary Index
4.00%, 12/01/31(C)	230,000	397,595
Canadian Natural Resources, Ltd.
5.70%, 05/15/17Δ	225,000	224,031
5.85%, 02/01/35	50,000	46,318
6.50%, 02/15/37Δ	450,000	452,484
6.25%, 03/15/38	150,000	147,050
Conoco Funding Co.
7.25%, 10/15/31	315,000	369,628
Encana Corporation
6.50%, 02/01/38	725,000	751,712
General Motors Nova Scotia Finance Co.
6.85%, 10/15/08Δ	1,670,000	1,649,125
Hydro Quebec
6.30%, 05/11/11	305,000	326,847
OPTI Canada, Inc.
8.25%, 12/15/14 144A	125,000	124,375
Rogers Cable, Inc.
5.50%, 03/15/14	250,000	246,642
6.75%, 03/15/15	10,000	10,534
Rogers Wireless, Inc.
6.38%, 03/01/14	90,000	92,832
Sun Media Corporation
7.63%, 02/15/13	90,000	88,088

		5,814,758

Cayman Islands — 0.5%
MUFG Capital Finance 1, Ltd.
6.35%, 07/25/25Δ	450,000	428,670
Petroleum Export, Ltd.
4.62%, 06/15/10 144A	500,000	492,411
4.63%, 06/15/10 144AΔ	666,667	656,641
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 07/30/49 144A†	690,000	685,616
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/49 144A†Δ	1,130,000	960,854
Systems 2001 Asset Trust LLC
6.66%, 09/15/13 144A	780,181	803,586
Vale Overseas, Ltd.
8.25%, 01/17/34Δ	40,000	46,513
6.88%, 11/21/36	1,491,000	1,515,767
Willow Re, Ltd.
10.49%, 06/16/10 144A†	300,000	302,982

		5,893,040

Chile — 0.0%
Codelco, Inc.
4.75%, 10/15/14 144AΔ	210,000	202,446

See Notes to Financial Statements.

	Par	Value
France — 0.1%
AXA SA
6.46%, 12/14/18 144A†	$150,000	$135,326
Compagnie Generale de Geophysique - Veritas
7.50%, 05/15/15(E)Δ	200,000	203,500
7.75%, 05/15/17	155,000	157,325
Legrand SA
8.50%, 02/15/25	250,000	291,533

		787,684

Germany — 1.4%
Bundesobligation
4.25%, 02/15/08(E)	8,500,000	12,512,471
Deutsche Bank AG
6.00%, 09/01/17Δ	3,100,000	3,198,425
Deutsche Bundesrepublik
3.75%, 01/04/15(E)	1,450,000	2,070,511

		17,781,407

Iceland — 0.5%
Glitnir Banki HF
6.33%, 07/28/11 144A	600,000	587,023
6.38%, 09/25/12 144A	580,000	569,533
6.69%, 06/15/16 144A†	1,000,000	1,008,151
7.45%, 09/14/16 144A†	100,000	92,161
Kaupthing Bank HF
5.94%, 04/12/11 144A†	1,630,000	1,591,209
5.75%, 10/04/11 144A	250,000	235,319
7.13%, 05/19/16 144A	350,000	321,353
Landsbanki Islands HF
6.10%, 08/25/11 144A	1,500,000	1,479,528

		5,884,277

India — 0.1%
ICICI Bank, Ltd.
6.38%, 04/30/22 144A†	618,000	560,373
6.38%, 04/30/22†Δ	430,000	382,915

		943,288

Ireland — 0.1%
DEPFA ACS Bank
5.13%, 03/16/37 144A	800,000	793,708
VTB 24 Capital PLC
6.54%, 12/07/09†	370,000	358,882

		1,152,590

Italy — 0.2%
Republic of Italy
3.80%, 03/27/08(J)	156,000,000	1,405,976
Telecom Italia Capital SA
4.00%, 01/15/10	225,000	220,478
5.25%, 11/15/13	165,000	163,278
4.95%, 09/30/14	835,000	805,307
5.25%, 10/01/15	130,000	126,851

		2,721,890

Japan — 0.1%
Aiful Corporation
5.00%, 08/10/10 144A	600,000	589,198
Resona Bank, Ltd.
4.13%, 06/27/49 144A(E)†@	500,000	665,825
5.85%, 07/15/49 144A†@	475,000	442,291

		1,697,314

Luxembourg — 1.0%
Enel Finance International SA
5.70%, 01/15/13 144A	700,000	711,468
FMC Finance III SA
6.88%, 07/15/17 144A	250,000	251,250
Gaz Capital for Gazprom
6.21%, 11/22/16 144AΔ	1,300,000	1,250,470
6.51%, 03/07/22 144A	640,000	610,048
GazInvest Luxemburg SA for Gazprombank
7.25%, 10/30/08	700,000	701,120
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%, 05/15/17 144A	1,240,000	1,178,000
TNK-BP Finance SA
7.50%, 07/18/16 144A	780,000	757,575
6.63%, 03/20/17 144A	260,000	237,900
7.88%, 03/13/18 144A	340,000	337,450
Tyco Electronics Group SA
6.00%, 10/01/12 144A	250,000	256,450
Unicredito Luxembourg Finance SA
5.14%, 10/24/08 144A†	4,000,000	3,992,884
VTB Capital SA
6.61%, 10/31/12 144A	400,000	394,600
VTB Capital SA for Vneshtorgbank
5.51%, 08/01/08†	800,000	792,336
5.51%, 08/01/08 144A†	970,000	961,512

		12,433,063

Marshall Islands — 0.0%
Teekay Shipping Corporation
8.88%, 07/15/11Δ	176,000	185,460

Mexico — 0.2%
America Movil Sab de CV
5.50%, 03/01/14	300,000	299,561
5.63%, 11/15/17	460,000	451,764
United Mexican States
6.75%, 09/27/34	2,001,000	2,215,107

		2,966,432

Netherlands — 0.5%
Deutsche Telekom International Finance BV
5.75%, 03/23/16	510,000	511,306
8.25%, 06/15/30	600,000	750,786
Intergas Finance BV
6.38%, 05/14/17 144A	980,000	882,000
NXP BV
7.88%, 10/15/14Δ	30,000	28,650
9.50%, 10/15/15Δ	105,000	96,469
Rabobank Nederland
0.20%, 06/20/08(J)	150,000,000	1,338,333
Royal KPN NV
8.00%, 10/01/10	780,000	837,039
TPSA Finance BV
7.75%, 12/10/08 144AΔ	375,000	384,644
TuranAlem Finance BV
8.25%, 01/22/37 144A	1,440,000	1,234,800
8.25%, 01/22/37Δ	650,000	557,375

		6,621,402

See Notes to Financial Statements.

Medium-Duration Bond Fund SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Panama — 0.0%
Republic of Panama
6.70%, 01/26/36Δ	$549,000	$581,940

Russia — 0.2%
Russian Federation
8.25%, 03/31/10Δ	1,611,182	1,674,180
7.50%, 03/31/30 STEP	366,300	420,249

		2,094,429

South Korea — 0.0%
Export-Import Bank of Korea
5.25%, 02/10/14 144A	235,000	232,719

Spain — 0.0%
Santander Perpetual SA Unipersonal
6.67%, 10/24/17 144A†	100,000	100,447

Supranational — 0.8%
Inter-American Development Bank
1.00%, 03/24/15	13,000,000	10,252,515

United Kingdom — 0.3%
HBOS Capital Funding LP
6.07%, 12/31/49 144A†	600,000	562,148
HSBC Capital Funding LP
4.61%, 12/29/49 144A†	960,000	884,080
Inmarsat Finance PLC
8.74%, 11/15/12 STEPΩ	375,000	366,094
Royal Bank of Scotland Group PLC
9.12%, 03/31/10	550,000	588,276
7.64%, 03/31/45†	300,000	308,955
6.99%, 10/29/45 144A†	770,000	769,025

		3,478,578

Venezuela — 0.1%
Petrozuata Finance, Inc.
8.22%, 04/01/17	704,000	728,640
8.22%, 04/01/17 144A	330,000	339,900

		1,068,540

Total Foreign Bonds (Cost $93,846,922)		94,171,878

LOAN AGREEMENTS — 1.4%
Chrysler Finance Co. Bridge Loan
9.00%, 08/03/14	8,686,250	8,379,270
Ford Motor Co. Tranche B
8.00%, 11/29/13†	2,679,750	2,486,382
SLM Corporation Bridge Loan
0.00%, 02/16/08Ω@	7,200,000	7,174,099

Total Loan Agreements (Cost $18,105,847)		18,039,751

MORTGAGE-BACKED SECURITIES — 73.5%
ABN AMRO Mortgage Corporation
17.23%, 06/25/33 IOΩ@	560,685	55,666
Adjustable Rate Mortgage Trust
4.99%, 04/25/35†	304,395	303,566
American Home Mortgage Assets
5.68%, 02/25/47†	2,659,588	2,532,426
Bank of America Commercial Mortgage, Inc.
5.12%, 10/10/45†	3,000,000	2,956,296
5.18%, 09/10/47†	3,000,000	2,987,132
Bank of America Funding Corporation
5.03%, 07/20/36†	2,847,359	2,837,553
Bank of America Mortgage Securities, Inc.
5.66%, 07/25/34†	792,254	795,493
Bear Stearns Adjustable Rate Mortgage Trust
5.61%, 02/25/33†	343,346	342,004
4.44%, 04/25/34†	483,615	480,278
5.32%, 05/25/34†	1,370,562	1,325,437
3.54%, 06/25/34†	1,300,000	1,275,471
4.13%, 03/25/35†	2,902,870	2,875,701
5.08%, 06/25/35†	1,125,484	1,114,749
Bear Stearns Alt-A Trust
5.19%, 02/25/34 STEP	162,986	157,721
5.37%, 05/25/35†	834,125	810,768
5.51%, 09/25/35†	1,197,408	1,179,219
Bear Stearns Alt-A Trust II
6.28%, 09/25/47†	2,873,407	2,851,337
Bear Stearns Structured Products, Inc.
5.69%, 09/25/37†	2,081,315	2,059,150
5.14%, 09/26/37 144A†	4,397,521	4,363,880
6.02%, 09/27/37 144A†	4,824,148	4,727,086
Chase Mortgage Finance Corporation
4.36%, 02/01/37†	1,688,725	1,669,034
4.48%, 02/01/37†	851,622	842,024
Citigroup Commercial Mortgage Trust
5.10%, 11/15/36 144A†	192,020	185,659
Citigroup Mortgage Loan Trust, Inc.
4.90%, 12/25/35†	2,786,502	2,685,315
Commercial Mortgage Asset Trust
7.55%, 01/17/10†	392,872	405,168
Countrywide Alternative Loan Trust
5.50%, 10/25/33	210,540	208,895
5.22%, 09/25/35†	2,727,635	2,587,350
6.43%, 09/25/35†	384,174	376,755
5.12%, 10/25/35†	1,676,588	1,599,320
5.12%, 11/20/35†	2,436,032	2,277,849
5.25%, 11/20/35†	886,750	838,878
5.31%, 11/20/35†	870,011	792,704
5.32%, 11/20/35†	1,978,092	1,866,788
5.33%, 11/20/35†	580,008	542,345
5.14%, 12/25/35†	973,465	917,801
5.17%, 12/25/35†	1,711,134	1,655,029
5.14%, 02/25/36†	1,845,485	1,769,455
6.24%, 04/25/43†	2,981,782	2,862,163
Countrywide Home Loan Mortgage Pass-Through Trust
4.50%, 02/19/34†	2,935,083	2,977,917
4.56%, 11/20/34†	408,067	405,312
4.90%, 08/20/35†	1,665,744	1,641,447
5.11%, 03/25/36†	696,121	657,593

See Notes to Financial Statements.

	Par	Value
Credit Suisse Mortgage Capital Certificates
5.38%, 02/15/40	$4,180,000	$4,183,122
CS First Boston Mortgage Securities Corporation
11.41%, 04/25/33 IOΩ@	30,784	680
10.87%, 05/25/33 IOΩ@	13,012	143
5.50%, 06/25/33 IOΩ@	32,145	1,103
7.82%, 07/25/33 IOΩ†@	403,021	—
15.43%, 07/25/33 IO@	744,273	93,035
7.72%, 08/25/33 IOΩ†@	500,768	495
6.53%, 06/15/34	1,500,000	1,576,764
Federal Home Loan Mortgage Corporation
7.00%, 11/01/14	43,900	45,755
7.00%, 04/01/15	56,662	59,056
7.00%, 12/01/15	43,283	45,026
6.00%, 04/15/16	31,728	31,698
8.50%, 06/01/16	14,634	15,620
4.50%, 05/01/18	188,680	185,597
4.50%, 06/01/18	46,337	45,565
8.50%, 06/01/18	8,976	9,581
4.50%, 09/01/18	177,928	174,962
4.50%, 10/01/18	132,524	130,324
4.50%, 11/01/18	137,245	134,970
4.50%, 12/01/18	422,615	415,568
5.00%, 12/01/18	791,981	793,932
4.50%, 01/01/19	49,957	49,124
4.50%, 03/01/19	99,420	97,760
4.50%, 06/01/19	1,837,956	1,807,306
5.00%, 06/01/20	660,497	661,699
5.00%, 07/01/20	685,644	686,317
0.89%, 04/15/22 POΩ@	38,829	37,790
8.00%, 08/01/24	6,676	7,151
7.50%, 11/01/29	19,844	21,229
6.50%, 12/01/29	436,985	453,725
7.50%, 12/01/29	32,586	34,860
7.50%, 02/01/31	34,189	36,505
7.15%, 07/01/31†	63,329	63,946
7.11%, 08/01/31†	3,915	3,960
7.50%, 11/01/31	48,335	51,580
7.35%, 04/01/32†	10,379	10,455
4.28%, 03/01/34†	16,354	16,661
5.00%, 12/01/34	145,168	141,799
5.50%, 05/01/35	2,545,049	2,540,782
0.00%, 08/15/35Ω†@	137,921	142,100
5.00%, 09/01/35	2,161,567	2,110,410
5.00%, 10/01/35	859,756	839,408
5.00%, 11/01/35	1,820,434	1,777,349
5.50%, 11/01/35	803,060	801,713
5.00%, 12/01/35	3,698,928	3,611,386
5.00%, 01/01/36 TBA	200,000	195,125
6.00%, 02/01/36	1,909,151	1,937,857
6.06%, 01/01/37†	2,409,331	2,450,034
5.69%, 04/01/37†	4,337,241	4,379,752
0.00%, 04/15/37Ω†@	90,303	94,929
5.50%, 06/01/37	2,992,433	2,986,255
0.96%, 06/15/37Ω†@	195,509	199,390
5.50%, 07/01/37	694,999	693,564
5.66%, 09/01/37†	4,858,761	4,916,474
6.00%, 10/01/37	747,565	758,728
7.00%, 11/01/37	967,564	1,005,598
6.00%, 12/19/37	21,150,000	21,465,848
5.50%, 01/14/38 TBA	2,000,000	1,995,624
4.00%, 01/01/49	4,120,984	3,956,285
Federal Housing Administration
7.43%, 10/01/18	204,896	200,778
Federal National Mortgage Association
6.50%, 05/25/08	21,986	21,991
4.00%, 06/01/13	84,863	84,223
4.00%, 07/01/13	113,802	112,945
4.00%, 08/01/13	159,646	158,423
4.00%, 09/01/13	301,537	299,186
4.00%, 10/01/13	628,041	623,049
8.00%, 06/01/15	39,925	42,056
8.00%, 06/15/15	13,113	13,814
8.00%, 07/01/15	29,647	31,230
8.00%, 09/01/15	62,069	64,390
5.00%, 12/25/15	175,528	175,246
6.00%, 05/01/16	190,012	194,750
6.00%, 07/01/16	23,308	23,889
5.00%, 11/01/17	233,761	234,323
5.00%, 12/01/17	1,824,064	1,828,236
5.00%, 01/01/18	2,941,421	2,948,560
5.00%, 02/01/18	650,540	652,129
5.50%, 02/01/18	207,511	210,166
4.50%, 04/01/18	153,417	150,950
5.00%, 04/01/18	956,616	959,007
4.50%, 05/01/18	1,318,264	1,297,070
5.00%, 05/01/18	1,302,184	1,305,460
4.50%, 06/01/18	3,237,370	3,185,342
5.00%, 06/01/18	284,638	285,131
4.50%, 07/01/18	305,069	300,091
4.00%, 09/01/18	4,064,421	3,911,605
4.50%, 09/01/18	2,662,226	2,619,426
4.50%, 10/01/18	71,445	70,297
4.50%, 11/01/18	273,085	268,695
5.00%, 11/01/18	273,703	274,362
4.50%, 12/01/18	340,871	335,391
4.50%, 01/01/19	71,343	70,196
5.00%, 02/01/19	189,500	189,849
4.50%, 03/01/19	98,927	97,337
5.00%, 03/01/19	1,404,225	1,406,814
5.00%, 04/01/19	1,843,318	1,847,253
4.00%, 05/01/19	10,890,805	10,467,387
4.50%, 07/01/19	62,024	61,003
4.50%, 08/01/19	55,793	54,874
5.00%, 08/01/19	652,895	654,099
6.00%, 09/01/19	983,873	1,008,405
5.00%, 10/01/19	277,208	277,719
5.00%, 11/01/19	1,230,496	1,232,765
4.50%, 04/01/20	615,150	605,260
4.50%, 08/01/20	396,345	389,712
4.50%, 09/01/20	290,449	285,588
6.00%, 12/01/20	1,853,826	1,900,050
4.50%, 03/01/21	364,935	359,024
4.50%, 08/01/21	33,228	32,690
11.38%, 08/25/21 IOΩ@	259	5,988
11.34%, 10/25/21 IOΩ@	500	11,282
6.00%, 01/01/22 TBA	550,000	562,719
18.68%, 01/25/22†	112,196	125,416
4.12%, 03/25/22†	75,620	75,267
4.50%, 04/01/22	327,952	322,778
9.50%, 05/01/22	6,305	6,877
4.50%, 06/01/22	1,509,231	1,485,421
See Notes to Financial Statements.

Medium-Duration Bond Fund SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.54%, 07/01/22†	$28,857	$29,077
5.00%, 01/01/23 TBA	7,500,000	7,507,035
5.50%, 01/01/23 TBA	10,800,000	10,938,370
6.00%, 01/01/23	168,032	171,626
9.50%, 07/01/24	11,714	12,732
5.47%, 07/01/27†	44,440	44,674
7.13%, 08/01/27†	97,124	98,685
5.47%, 11/01/27†	78,932	79,347
5.00%, 01/01/28 TBA	81,400,000	79,415,875
6.00%, 01/14/28 TBA	200,000	203,062
7.39%, 02/01/30†	180,746	185,862
5.47%, 05/25/30†	2,250,373	2,251,523
7.34%, 06/01/30†	32,252	32,928
8.00%, 10/01/30	67,670	72,246
5.45%, 10/18/30†	68,512	69,065
7.39%, 12/01/30†	11,100	11,170
5.47%, 01/01/31†	9,381	9,424
6.95%, 05/01/31†	19,054	19,212
7.03%, 06/01/31†	7,584	7,694
6.00%, 01/01/32	106,500	108,537
7.00%, 01/15/32 TBA	11,000,000	11,440,000
6.00%, 03/01/32	339,339	345,966
6.50%, 03/01/32	330,168	341,693
6.00%, 04/01/32	691,694	704,689
5.47%, 06/01/32†	22,633	22,634
5.54%, 08/01/32†	39,835	39,833
7.13%, 02/01/33†	6,635	6,706
5.50%, 05/01/33	18,374,693	18,388,318
5.54%, 05/01/33†	93,473	93,731
0.01%, 07/25/33 IOΩ†@	433,710	14,355
5.50%, 04/01/34	14,906,540	14,925,016
0.01%, 04/25/34 IOΩ†@	629,559	26,937
0.01%, 06/25/34 IOΩ†@	945,649	54,178
5.00%, 08/01/34	344,778	336,785
5.50%, 09/01/34	14,269,350	14,270,138
4.50%, 10/01/34	325,541	308,814
6.00%, 10/01/34	113,899	115,819
4.50%, 11/01/34	1,324,841	1,254,817
5.50%, 11/01/34	17,108,922	17,109,866
4.50%, 12/01/34	376,854	356,840
4.53%, 12/01/34†	784,788	779,577
6.00%, 01/01/35	2,479,019	2,520,809
4.50%, 02/01/35	430,621	407,751
5.50%, 02/01/35	23,728,833	23,730,144
4.50%, 03/01/35	1,775,102	1,680,935
5.00%, 03/01/35	297,779	290,875
4.50%, 04/01/35	936,021	886,383
4.50%, 05/01/35	788,244	746,442
6.00%, 05/01/35	3,166,147	3,216,980
3.19%, 05/25/35Ω†@	92,518	99,873
4.50%, 07/01/35	477,227	451,919
6.00%, 07/01/35	1,027,197	1,043,688
5.00%, 08/01/35	240,971	235,254
4.50%, 09/01/35	127,283	120,533
5.50%, 09/01/35	1,634,941	1,633,944
4.50%, 10/01/35	316,686	299,891
6.00%, 10/01/35	299,163	303,967
5.47%, 11/01/35†	41,227	41,154
5.88%, 11/01/35†	514,874	530,218
6.00%, 11/01/35	1,635,613	1,661,873
6.94%, 11/01/35†	560,089	576,759
6.95%, 11/01/35†	500,447	515,342
7.97%, 11/01/35†	515,305	530,643
8.03%, 11/01/35†	503,035	517,997
4.50%, 01/01/36 TBA	1,800,000	1,703,250
6.50%, 01/01/36 TBA	13,280,000	13,649,343
5.00%, 02/01/36	12,281,723	11,990,308
6.00%, 02/01/36	1,128,239	1,145,945
6.00%, 03/01/36	833,186	846,262
5.50%, 04/01/36	772,689	764,092
6.50%, 04/01/36	973,803	1,001,111
5.56%, 05/01/36†	510,747	514,072
6.00%, 05/01/36	860,765	874,274
5.50%, 06/01/36	926,094	925,093
5.00%, 09/01/36	938,446	916,179
3.12%, 09/25/36Ω†@	87,709	84,515
5.50%, 10/01/36	300,000	299,676
6.00%, 10/01/36	7,639,653	7,759,859
6.50%, 10/01/36	604,085	621,025
5.50%, 11/01/36	2,281,528	2,279,063
6.50%, 11/01/36	365,670	376,336
5.50%, 12/01/36	100,000	99,892
6.00%, 12/01/36	700,000	710,986
6.00%, 01/14/37 TBA	5,000,000	5,076,560
5.50%, 02/01/37	661,074	660,275
5.52%, 02/01/37†	4,598,369	4,654,273
6.50%, 03/01/37	998,909	1,026,814
5.50%, 04/01/37	5,880,411	5,873,279
6.50%, 04/01/37	963,549	990,467
7.00%, 04/01/37	14,071,356	14,637,668
5.50%, 05/01/37	1,023,503	1,022,350
6.50%, 05/01/37	993,864	1,021,628
5.50%, 06/01/37	9,025,061	9,014,890
5.62%, 06/01/37†	3,973,340	4,014,091
5.50%, 07/01/37	4,787,940	4,782,543
6.00%, 07/01/37	16,614,229	16,872,726
5.50%, 08/01/37	4,169,690	4,164,991
6.50%, 08/01/37	1,321,190	1,358,098
7.00%, 08/01/37	1,909,408	1,993,402
5.50%, 09/01/37	499,999	499,436
6.00%, 09/01/37	1,000,001	1,015,559
6.50%, 09/01/37	972,277	999,438
5.50%, 10/01/37	706,778	705,981
6.50%, 10/01/37	836,706	860,080
5.50%, 11/01/37	1,005,125	1,003,992
6.00%, 11/01/37	13,188,858	13,394,060
7.50%, 11/01/37	2,873,886	3,007,510
5.47%, 12/01/37†	191,960	193,220
5.50%, 12/01/37	3,000,000	2,996,619
5.53%, 01/01/38†	82,601	83,146
5.50%, 01/14/38 TBA	10,000,000	9,987,500
6.50%, 01/14/38 TBA	200,000	205,562
6.38%, 06/01/40†	151,792	153,125
6.38%, 10/01/40†	415,900	419,018
5.47%, 11/01/40†	71,898	72,377
FFCA Secured Lending Corporation
41.54%, 07/18/20 IO 144AΩ†@	1,369,231	40,488
FHLMC Structured Pass-Through Securities
6.26%, 07/25/44†	2,582,855	2,582,045
First Horizon Alternative Mortgage Securities
4.73%, 06/25/34†	1,011,371	1,001,725
First Horizon Asset Securities, Inc.
4.75%, 12/25/34†	182,349	181,475

See Notes to Financial Statements.

	Par	Value
First Union National Bank Commercial Mortgage Trust
7.20%, 10/01/32	$1,479,594	$1,560,835
General Electric Capital Commercial Mortgage Corporation
5.33%, 11/10/45†	1,230,000	1,234,128
GMAC Commercial Mortgage Securities, Inc.
6.28%, 11/15/39	2,000,000	2,101,798
GMAC Mortgage Corporation Loan Trust
4.40%, 06/25/34†	902,134	887,322
Government National Mortgage Association
7.00%, 10/15/25	66,520	70,664
7.00%, 01/15/26	26,017	27,633
7.00%, 07/15/27	200,116	212,498
7.00%, 12/15/27	4,035	4,285
7.00%, 01/15/28	32,687	34,688
7.00%, 03/15/28	245,193	260,370
7.00%, 07/15/28	28,153	29,876
7.50%, 07/15/28	15,500	16,547
6.50%, 08/15/28	25,964	26,948
7.00%, 08/15/28	40,497	42,976
7.50%, 08/15/28	19,153	20,447
6.50%, 09/15/28	153,917	159,751
6.00%, 10/15/28	24,708	25,388
7.00%, 10/15/28	79,012	83,849
6.00%, 12/15/28	2,640	2,712
6.00%, 01/15/29	583	599
7.50%, 03/15/29	63,883	68,220
7.50%, 11/15/29	25,456	27,166
6.13%, 11/20/29†	108,741	110,156
6.50%, 01/22/30 TBA	22,000,000	22,715,000
8.50%, 08/15/30	5,070	5,510
8.50%, 11/20/30	40,712	44,084
6.00%, 04/15/31	4,581	4,701
6.50%, 08/15/31	218,292	225,470
7.50%, 08/15/31	74,901	79,880
6.50%, 10/15/31	379,038	391,921
6.00%, 11/15/31	1,035,869	1,060,671
6.50%, 11/15/31	385,779	398,465
6.00%, 12/15/31	283,402	290,187
6.00%, 01/15/32	485,179	497,627
6.00%, 02/15/32	581,655	595,587
6.50%, 02/15/32	655,495	678,875
7.50%, 02/15/32	45,958	48,960
13.95%, 02/16/32†	223,388	284,440
6.00%, 04/15/32	522,206	535,604
6.50%, 04/15/32	352,764	364,365
7.50%, 04/15/32	97,590	103,964
6.50%, 06/15/32	1,274,018	1,319,205
6.50%, 07/15/32	183,621	189,661
6.50%, 08/15/32	509,755	526,518
6.50%, 09/15/32	635,747	656,655
6.00%, 10/15/32	639,502	654,814
6.00%, 11/15/32	619,865	634,971
6.00%, 12/15/32	263,260	269,570
6.50%, 12/15/32	42,811	44,218
6.00%, 01/15/33	292,981	299,995
6.00%, 02/15/33	208,787	213,786
6.50%, 03/15/33	85,198	88,000
5.00%, 04/15/33	311,658	307,193
6.50%, 04/15/33	1,567,222	1,618,762
5.00%, 05/15/33	2,271,708	2,239,566
6.00%, 05/15/33	1,507,817	1,543,919
5.00%, 06/15/33	289,124	284,982
6.00%, 06/15/33	189,062	193,588
5.00%, 07/15/33	679,357	669,624
5.00%, 08/15/33	1,378,270	1,358,363
5.00%, 09/15/33	988,156	973,834
5.00%, 10/15/33	541,129	533,314
6.00%, 10/15/33	924,012	946,135
6.50%, 10/15/33	302,643	312,596
5.00%, 11/15/33	67,214	66,264
6.00%, 12/15/33	1,117,804	1,144,567
5.00%, 01/15/34	446,800	440,414
5.00%, 03/15/34	557,881	549,907
5.00%, 04/15/34	215,295	212,219
5.00%, 05/15/34	131,581	129,700
5.00%, 06/15/34	880,235	867,654
6.00%, 06/15/34	102,621	105,170
5.00%, 08/15/34	576,532	568,292
5.00%, 11/15/34	1,300,875	1,282,280
5.00%, 12/15/34	1,144,105	1,127,753
5.00%, 01/15/35	792,270	780,918
5.00%, 02/15/35	23,958	23,615
5.00%, 03/15/35	29,891	29,462
5.00%, 04/15/35	4,509,734	4,445,124
5.00%, 05/15/35	63,960	63,044
5.00%, 06/15/35	137,062	135,098
5.00%, 07/15/35	324,539	319,889
5.00%, 08/15/35	385,388	379,866
5.00%, 09/15/35	1,713,943	1,689,388
5.00%, 10/15/35	1,196,090	1,178,953
5.00%, 11/15/35	7,022,516	6,921,905
5.00%, 12/15/35	25,835	25,465
6.00%, 02/15/36	18,789	19,240
5.00%, 03/15/36	823,245	810,826
5.00%, 05/15/36	57,926	57,084
5.00%, 06/15/36	377,578	372,088
6.00%, 06/15/36	906,956	928,732
6.00%, 07/15/36	107,111	109,683
6.00%, 08/15/36	1,180,441	1,209,090
5.00%, 09/15/36	6,571,727	6,468,922
6.00%, 10/15/36	297,019	304,249
5.50%, 01/15/37	996,603	1,003,958
5.50%, 04/15/37	17,649,526	17,767,665
5.50%, 06/15/37	471,469	474,948
6.00%, 09/15/37	1,197,671	1,226,347
6.00%, 01/01/38 TBA	35,000,000	35,831,250
5.50%, 01/22/38 TBA	66,500,000	66,978,002
GreenPoint Mortgage Funding Trust
4.95%, 03/25/37†	4,213,756	4,075,408
GS Mortgage Securities Corporation II
4.68%, 07/10/39	1,300,000	1,268,128
GSMPS Mortgage Loan Trust
5.10%, 02/25/35 144A†	410,157	405,985
5.22%, 09/25/35 144A†	2,471,963	2,454,893
GSR Mortgage Loan Trust
4.54%, 10/25/35†	1,302,241	1,290,747

See Notes to Financial Statements.

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
HarborView Mortgage Loan Trust
5.33%, 11/19/35 STEP	$481,808	$450,952
5.75%, 12/19/35†	739,115	722,324
5.21%, 01/19/36 STEP	283,764	268,582
5.22%, 01/19/36 STEP	1,345,672	1,284,477
6.03%, 08/19/36†	2,029,774	2,022,906
5.21%, 12/19/37†	1,645,078	1,542,120
Impac CMB Trust
5.23%, 10/25/34†	191,120	189,551
5.13%, 11/25/35 STEP	1,644,446	1,595,425
Impac Secured Assets CMN Owner Trust
5.12%, 05/25/35†	1,385,539	1,284,326
Indymac ARM Trust
6.60%, 09/28/31†	30,068	29,962
Indymac INDA Mortgage Loan Trust
6.29%, 11/01/37†	1,002,076	1,008,569
Indymac Index Mortgage Loan Trust
5.38%, 08/25/35†	548,955	546,171
5.10%, 09/25/35†	635,895	603,885
5.45%, 09/25/35†	683,758	670,662
5.09%, 04/25/46†	1,235,737	1,159,809
JP Morgan Chase Commercial Mortgage Securities Corporation
4.90%, 09/12/37	3,400,000	3,290,555
4.92%, 10/15/42†	200,000	194,037
JP Morgan Mortgage Trust
5.02%, 02/25/35†	1,433,594	1,404,130
4.07%, 07/25/35†	907,747	899,158
4.20%, 07/25/35†	929,860	922,509
4.77%, 07/25/35†	877,557	875,501
5.07%, 07/25/35†	664,442	658,461
LB-UBS Commercial Mortgage Trust
4.66%, 07/15/30	1,000,000	979,248
4.74%, 07/15/30	830,000	795,886
5.16%, 02/15/31	2,000,000	1,963,453
8.93%, 06/15/36 IO 144AΩ†@	4,450,367	122,665
4.95%, 09/15/40	900,000	874,709
Luminent Mortgage Trust
5.06%, 07/25/36†	698,428	658,805
5.04%, 12/25/36†	4,217,373	3,988,047
5.07%, 02/25/46†	1,224,053	1,139,203
MASTR Adjustable Rate Mortgages Trust
5.19%, 05/25/34†	447,689	444,871
5.78%, 12/25/46†	835,764	813,300
6.03%, 12/25/46†	2,507,291	2,357,320
5.07%, 05/25/47†	4,256,388	4,031,655
MASTR Reperforming Loan Trust
7.00%, 08/25/34 144A	1,022,661	1,079,054
Merrill Lynch-Countrywide Financial Corporation Commercial Mortgage Trust
5.49%, 03/01/45	960,000	966,139
MLCC Mortgage Investors, Inc.
5.46%, 09/25/27 STEP	627,035	601,681
Morgan Stanley Capital I
5.16%, 10/12/42†	3,000,000	2,968,850
5.51%, 11/12/49†	2,300,000	2,326,695
Prime Mortgage Trust
5.50%, 05/25/35 144A	8,074,217	7,983,770
6.00%, 05/25/35 144A	1,086,574	1,087,133
6.00%, 11/25/36 144A	4,193,923	4,145,842
Residential Accredit Loans, Inc.
6.02%, 01/25/46†	1,184,574	1,139,042
Residential Funding Mortgage Securities I
5.19%, 09/25/35†	793,296	787,443
5.21%, 09/25/35†	1,469,985	1,459,896
Sequoia Mortgage Trust
5.71%, 07/20/33†	304,230	288,521
5.78%, 10/20/34 STEP	322,243	303,956
Structured Adjustable Rate Mortgage Loan Trust
4.38%, 05/25/34†	547,482	540,442
5.25%, 09/25/34†	246,561	243,470
5.45%, 11/25/34†	977,669	971,187
5.21%, 08/25/35†	864,158	836,046
Structured Asset Mortgage Investments, Inc.
5.22%, 07/19/35†	268,437	266,486
5.18%, 12/25/35†	1,206,889	1,143,358
5.10%, 02/25/36†	1,212,026	1,145,734
6.36%, 11/25/37†	2,990,316	2,982,840
Structured Asset Securities Corporation
4.53%, 09/25/33†	1,000,000	994,939
Thornburg Mortgage Securities Trust
4.98%, 06/25/09†	3,740,075	3,719,192
5.07%, 12/25/35†	3,993,799	3,980,783
5.04%, 01/25/36†	5,629,052	5,445,141
6.23%, 09/25/37†	3,662,511	3,653,337
Wachovia Bank Commercial Mortgage Trust
5.21%, 10/15/44†	3,000,000	2,969,420
WAMU Alternative Mortgage Pass-Through Certificates
5.82%, 11/25/46†	2,636,974	2,544,896
Washington Mutual, Inc.
7.71%, 01/25/08 IOΩ†@	606,757	55
7.66%, 05/25/08 IOΩ@	1,428,798	1,724
11.74%, 06/25/08 IOΩ†@	2,219,137	4,949
5.41%, 12/25/27 STEP	2,859,548	2,733,254
6.33%, 06/25/42†	70,073	66,913
4.68%, 02/25/33†	70,340	69,312
4.24%, 06/25/34†	677,650	671,083
5.16%, 07/25/45†	1,814,648	1,717,723
5.19%, 07/25/45†	1,153,604	1,093,244
5.19%, 08/25/45†	3,688,754	3,533,436
5.16%, 10/25/45†	3,351,243	3,148,861
5.13%, 11/25/45†	1,430,406	1,349,993
5.14%, 12/25/45†	930,871	871,432
5.16%, 12/25/45†	1,973,448	1,864,555
12.42%, 01/01/49 IOΩ†@	165,597	591
Wells Fargo Alternative Loan Trust
6.61%, 11/01/37†	2,812,256	2,840,379

See Notes to Financial Statements.

	Par	Value
Wells Fargo Mortgage-Backed Securities Trust
3.54%, 09/25/34†	$2,440,000	$2,409,570
5.04%, 04/25/35†	3,030,401	2,886,460
5.11%, 10/25/35†	1,334,884	1,322,008
5.10%, 03/25/36†	3,207,885	3,204,513
Zuni Mortgage Loan Trust
4.92%, 07/25/36†	2,003,255	1,915,473

Total Mortgage-Backed Securities (Cost $915,073,768)		915,404,797

MUNICIPAL BONDS — 0.4%
South Carolina Transportation Infrastructure Bank, Series A Revenue Bond (AMBAC Insured)
5.00%, 10/01/23	2,700,000	2,789,964
Virginia State Housing Development Authority, Commonwealth Mortgage, Series H Revenue Bond (MBIA Insured)
5.38%, 07/01/36	1,000,000	1,016,030

Total Municipal Bonds (Cost $3,633,208)		3,805,994

	Number of Contracts
PURCHASED OPTIONS — 1.2%
Call Options — 0.4%
10-Year U.S. Treasury Note Futures, Strike Price $134.00, Expires 02/22/08	147	2,297
10-Year U.S. Treasury Note Futures, Strike Price $136.00, Expires 02/22/08	82	1,281
10-Year U.S. Treasury Note Futures, Strike Price $137.00, Expires 02/22/08	222	3,469
10-Year U.S. Treasury Note Futures, Strike Price $138.00, Expires 02/22/08	105	1,641
15-Year U.S. Treasury Long Bond Futures, Strike Price $136.00, Expires 02/22/08	458	7,156
15-Year U.S. Treasury Long Bond Futures, Strike Price $138.00, Expires 02/22/08	210	3,281
15-Year U.S. Treasury Long Bond Futures, Strike Price $139.00, Expires 02/22/08	25	391
15-Year U.S. Treasury Long Bond Futures, Strike Price $140.00, Expires 02/22/08	36	563
15-Year U.S. Treasury Long Bond Futures, Strike Price $142.00, Expires 02/22/08	342	5,344
2-Year U.S. Treasury Note Futures, Strike Price $115.00, Expires 02/22/08	162	2,531
2-Year U.S. Treasury Note Futures, Strike Price $116.00, Expires 02/22/08	199	3,109
2-Year U.S. Treasury Note Futures, Strike Price $120.00, Expires 02/22/08	30	469

	Number of Contracts	Value
5-Year U.S. Treasury Note Futures, Strike Price $122.00, Expires 02/22/08	146	$2,281
90-Day Eurodollar Futures, Strike Price $94.00, Expires 03/17/08	650	2,868,125
90-Day Eurodollar Futures, Strike Price $95.00, Expires 03/17/08	13	25,025
90-Day Eurodollar Futures, Strike Price $95.25, Expires 03/17/08	297	389,812
90-Day Eurodollar Futures, Strike Price $95.25, Expires 06/16/08	437	1,100,694
Euro vs. Japanese Yen, Strike Price $148.40, Expires 06/03/10	1,000,000	94,978
Euro vs. U.S. Dollar, Strike Price $1.38, Expires 05/21/10	1,700,000	173,017
U.S. Dollar vs. Japanese Yen, Strike Price $118.00, Expires 09/16/08	18,600,000	102,244

		4,787,708

Call Swaptions — 0.8%
3-Month LIBOR, Strike Price $3.75, Expires 12/31/08	7,280	627,448
3-Month LIBOR, Strike Price $4.18, Expires 04/20/09	39,550	1,977,960
3-Month LIBOR, Strike Price $4.25, Expires 07/06/09	6,640	830,909
3-Month LIBOR, Strike Price $4.50, Expires 12/19/08	2,000	341,124
3-Month LIBOR, Strike Price $4.55, Expires 09/19/08	7,650	1,391,461
3-Month LIBOR, Strike Price $4.72, Expires 12/31/08	20	4,006
3-Month LIBOR, Strike Price $4.75, Expires 03/31/08	1,710	349,702
3-Month LIBOR, Strike Price $4.75, Expires 03/31/08	1,010	206,549
3-Month LIBOR, Strike Price $4.75, Expires 09/26/08	2,770	587,265
3-Month LIBOR, Strike Price $4.75, Expires 12/15/08	4,870	1,005,050
3-Month LIBOR, Strike Price $5.00, Expires 02/01/08	4,270	1,009,020
3-Month LIBOR, Strike Price $5.00, Expires 12/15/08	9,140	2,233,015

		10,563,509

Put Options — 0.0%
10-Year U.S. Treasury Inflation Protected Bond, Strike Price $85.50, Expires 03/14/08	110	—
10-Year U.S. Treasury Inflation Protected Bond, Strike Price $93.00, Expires 03/24/08	9,300,000	2,180
10-Year U.S. Treasury Note Futures, Strike Price $103.00, Expires 02/22/08	495	7,734
10-Year U.S. Treasury Note Futures, Strike Price $109.50, Expires 03/19/08	5	937
15-Year U.S. Treasury Long Bond Futures, Strike Price $96.00, Expires 02/22/08	560	875

See Notes to Financial Statements.

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Number of Contracts	Value
1-Year Eurodollar Mid-CRV Futures, Strike Price $102.75, Expires 02/22/08	8	$59
1-Year Eurodollar Mid-CRV Futures, Strike Price $103.50, Expires 02/22/08	350	2,575
30-Year Federal Home Loan Mortgage Association, Strike Price $88.125, Expires 03/05/08	2,000,000	28
30-Year Federal National Mortgage Association, Strike Price $82.00, Expires 02/05/08	6,000,000	—
30-Year Federal National Mortgage Association, Strike Price $86.00, Expires 02/05/08	6,000,000	2
30-Year Federal National Mortgage Association, Strike Price $89.00, Expires 03/05/08	38,800,000	629
30-Year Federal National Mortgage Association, Strike Price $90.00, Expires 02/05/08	14,000,000	413
30-Year Federal National Mortgage Association, Strike Price $93.00, Expires 03/05/08	200,000	25
30-Year Government National Mortgage Association, Strike Price $85.50, Expires 03/13/08	1,400,000	2
30-Year Government National Mortgage Association, Strike Price $86.00, Expires 03/13/08	65,100,000	117
30-Year Government National Mortgage Association, Strike Price $90.00, Expires 03/13/08	14,000,000	237
30-Year Government National Mortgage Association, Strike Price $90.03125, Expires 02/13/08	21,000,000	756
30-Year Government National Mortgage Association, Strike Price $93.00, Expires 03/13/08	21,000,000	3,266
30-Year Government National Mortgage Association, Strike Price $94.00, Expires 03/13/08	1,000,000	293
5-Year U.S. Treasury Note Futures, Strike Price $103.50, Expires 02/22/08	28	437
Euro vs. Japanese Yen, Strike Price $148.40, Expires 06/03/10	1,000,000	95,109
Euro vs. U.S. Dollar, Strike Price $1.38, Expires 05/21/10	1,700,000	68,754

		184,428

Total Purchased Options (Cost $8,483,993)		15,535,645

	Shares	Value
PREFERRED STOCKS — 0.4%
CORTS Trust for Ford Motor Co.Δ	9,100	$148,421
Federal National Mortgage Association	88,900	2,328,303
Freddie Mac	64,000	1,673,600
General Motors Corporation CONV	40,650	786,984

Total Preferred Stocks (Cost $4,749,088)		4,937,308

MONEY MARKET FUNDS — 16.3%
GuideStone Money Market Fund (GS4 Class)¥	79,432,077	79,432,077
Northern Institutional Liquid Assets Portfolio§	123,286,670	123,286,670

Total Money Market Funds (Cost $202,718,747)		202,718,747

	Par
U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Bills
2.89%, 02/28/08‡‡	$150,000	149,325
2.97%, 02/28/08‡‡	560,000	557,478
3.06%, 02/28/08‡‡	55,000	54,752
3.19%, 02/28/08‡‡	300,000	298,649
2.85%, 03/13/08	195,000	193,821
2.96%, 03/13/08‡‡	1,355,000	1,346,809
2.98%, 03/13/08	50,000	49,698
2.99%, 03/13/08‡‡	1,130,000	1,123,169
3.01%, 03/13/08‡‡	235,000	233,580

		4,007,281

U.S. Treasury Bonds
4.75%, 02/15/37Δ	2,120,000	2,219,377
5.00%, 05/15/37Δ	12,650,000	13,791,473

		16,010,850

U.S. Treasury Inflationary Index Bonds
0.88%, 04/15/10Δ	700,000	769,616
2.38%, 04/15/11Δ	9,700,000	10,645,454
3.38%, 01/15/12Δ	60,000	77,032
2.00%, 04/15/12Δ	2,400,000	2,561,699
2.00%, 07/15/14Δ	9,400,000	10,767,773
1.88%, 07/15/15Δ	6,400,000	7,008,979
2.50%, 07/15/16Δ	4,980,000	5,495,587
2.38%, 01/15/17	1,100,000	1,202,890
2.38%, 01/15/25Δ	3,240,000	3,771,204
2.00%, 01/15/26Δ	1,660,000	1,740,798
2.38%, 01/15/27Δ	1,460,000	1,599,990
3.88%, 04/15/29Δ	4,468,000	7,514,749

		53,155,771

U.S. Treasury Notes
3.13%, 11/30/09Δ	2,000,000	2,002,814
4.63%, 07/31/12	2,800,000	2,940,876
4.75%, 08/15/17Δ	6,140,000	6,486,818
4.25%, 11/15/17	900,000	915,962

		12,346,470

See Notes to Financial Statements.

	Par	Value
U.S. Treasury STRIPS
4.66%, 11/15/21ΩΔ	$13,480,000	$7,124,450
4.71%, 08/15/24ΩΔ	19,700,000	9,086,487
4.69%, 08/15/25ΩΔ	600,000	265,068
4.70%, 05/15/26Ω	1,500,000	638,880
4.69%, 11/15/26ΩΔ	3,600,000	1,500,869

		18,615,754

Total U.S. Treasury Obligations (Cost $100,366,399)		104,136,126

TOTAL INVESTMENTS — 130.3% (Cost $1,611,815,058)		1,622,325,333

	Number of Contracts
WRITTEN OPTIONS — (0.7)%
Call Option — 0.0%
90-Day Eurodollar Futures, Strike Price $95.50, Expires 03/17/08	(5)	(3,969)

Call Swaptions — (0.7)%
3-Month LIBOR, Strike Price $4.44, Expires 04/20/09	(12,750)	(1,991,496)
3-Month LIBOR, Strike Price $4.90, Expires 03/31/08	(440)	(155,388)
3-Month LIBOR, Strike Price $4.90, Expires 07/06/09	(2,210)	(775,819)
3-Month LIBOR, Strike Price $4.95, Expires 03/31/08	(700)	(260,665)
3-Month LIBOR, Strike Price $4.95, Expires 09/26/08	(1,200)	(444,540)
3-Month LIBOR, Strike Price $5.00, Expires 12/15/08	(1,640)	(654,253)
3-Month LIBOR, Strike Price $5.00, Expires 12/19/08	(670)	(266,544)
3-Month LIBOR, Strike Price $5.05, Expires 09/19/08	(2,550)	(1,089,541)
3-Month LIBOR, Strike Price $5.20, Expires 12/15/08	(3,050)	(1,460,427)
3-Month LIBOR, Strike Price $5.22, Expires 12/31/08	(1,690)	(816,331)
3-Month LIBOR, Strike Price $5.22, Expires 12/31/08	(700)	(338,125)

		(8,253,129)

Put Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $107.00, Expires 02/22/08	(64)	(3,000)
10-Year U.S. Treasury Note Futures, Strike Price $109.50, Expires 03/19/08	(39)	(7,313)
U.S. Dollar vs. Japanese Yen, Strike Price $100.00, Expires 09/16/08	(9,300,000)	(103,295)

		(113,608)

Put Swaption — 0.0%
3-Month LIBOR, Strike Price $5.10, Expires 02/01/08	(1,860)	(786,117)

Total Written Options
(Premiums received $(5,592,094))		(9,156,823)

	Par	Value
SECURITIES SOLD SHORT — (1.7)%
Federal National Mortgage Association 5.50%, 01/14/38 TBA	$(1,000,000)	$(998,750)
Government National Mortgage Association 5.00%, 01/22/38 TBA	(19,624,939)	(19,336,688)

Total Securities Sold Short (Cost $(20,175,194))		(20,335,438)

Liabilities in Excess of Other Assets — (27.9)%		(347,679,114)

NET ASSETS — 100.0%		$1,245,153,958

See Notes to Financial Statements.

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2007:

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Argentinian Pesos
Receive floating par in the event of default on Republic of Argentina, 8.28% due 12/31/33 and pay fixed rate of 5.055%(h)	09/20/12	710,000	$(5,426)
Receive floating par in the event of default on Republic of Argentina, 8.28% due 12/31/33 and pay fixed rate of 4.984%(f)	09/20/12	810,000	(5,494)
Receive floating par in the event of default on Republic of Argentina, 8.28% due 12/31/33 and pay fixed rate of 4.786%(f)	09/20/12	830,000	(3,640)

			(14,560)

Australian Dollars
Receive fixed rate payments of 7.00% and pay variable rate payments on the three month BBSW floating rate(d)	04/15/09	26,700,000	(131,293)
Receive fixed rate payments of 7.00% and pay variable rate payments on the six month BBSW floating rate(k)	12/15/09	11,000,000	(58,808)

			(190,101)

Brazilian Real
Receive fixed rate payments of 12.70% and pay floating par of 4.991%(h)	01/04/10	9,700,000	3,353
Receive fixed rate payments of 12.70% and pay floating par of 4.926%(h)	01/04/10	11,000,000	(4,993)
Receive fixed rate payments on the three month BRL BRR CDI and pay variable rate payments of 10.575%(n)	01/02/12	1,000,000	(32,905)
Receive fixed rate payments on the three month BRL BRR CDI and pay variable rate payments of 10.115%(k)	01/02/12	51,100,000	(2,111,455)

			(2,146,000)

British Pounds
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(f)	09/15/10	4,000,000	(31,587)
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(b)	09/15/10	10,200,000	(80,545)
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(d)	09/15/15	2,500,000	(19,552)
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(m)	09/15/15	400,000	(2,686)

			(134,370)

Euro
Receive fixed rate payments of 2.1455% and pay variable rate payments on the France CPI Ex Tobacco due 10/15/10(n)	10/15/10	300,000	3,526

Japanese Yen
Receive variable rate payments on the six month JPY LIBOR floating rate and pay fixed rate payments of 2.00%(n)	06/20/17	210,000,000	(55,292)
Receive variable rate payments on the six month JPY LIBOR floating rate and pay fixed rate payments of 2.00%(b)	06/20/17	30,000,000	(7,899)
Receive variable rate payments on the six month JPY LIBOR floating rate and pay fixed rate payments of 2.00%(b)	06/20/17	50,000,000	(13,165)

			(76,356)

Mexican Pesos
Receive fixed rate payments of 8.17% and pay variable rate payments on the six month MX BRR TIIE(j)	11/04/16	93,000,000	(201,909)

See Notes to Financial Statements.

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Dollars
CMBS AAA 10 year Index Basis Total Return Swap(a)	01/31/08	$4,500,000	$61,486
CMBS AAA 10 year Index Basis Total Return Swap(a)	01/31/08	3,000,000	42,216
CMBS AAA 10 year Index Basis Total Return Swap(h)	01/31/08	4,000,000	54,110
CMBS AAA 10 year Index Basis Total Return Swap(d)	01/31/08	4,000,000	53,021
CMBS AAA 10 year Index Basis Total Return Swap(a)	01/31/08	4,000,000	(53,539)
CMBS AAA 10 year Index Basis Total Return Swap(a)	01/31/08	1,000,000	(13,460)
CMBS AAA 10 year Index Basis Total Return Swap(a)	01/31/08	2,000,000	(26,391)
CMBS AAA 10 year Index Basis Total Return Swap(h)	01/31/08	4,800,000	(64,247)
CMBS AAA 10 year Index Basis Total Return Swap(f)	02/04/08	3,200,000	(42,226)
CMBS AAA 10 year Index Basis Total Return Swap(f)	02/04/08	4,000,000	55,043
Receive fixed rate payments of 0.24% and pay floating par in the event of default on Russian Federation, 7.50%(e)	02/20/08	1,300,000	(453)
CMBS AAA 10 year Index Basis Total Return Swap(l)	02/29/08	2,000,000	(27,299)
Receive fixed rate payments of 0.055% and pay floating par in the event of default on American International Group, 5.60%(i)	03/20/08	5,600,000	(7,306)
Receive floating par in the event of default on Radioshack Corporation, 7.375% and pay fixed rate payments of 0.37%(n)	12/20/08	300,000	1,257
Receive floating par in event of default on Emerson Electric Co., 4.625% and pay fixed rate payments of 0.22%(k)	12/20/08	300,000	(388)
Receive floating par in event of default on Devon Financing Corporation, 6.875% and pay fixed rate payments of 0.35%(j)	12/20/08	500,000	(1,211)
Receive floating par in event of default on Anadarko Petroleum Corporation, 5.000% and pay fixed rate payments of 0.27%(j)	12/20/08	300,000	(168)
Receive floating par in event of default on Carnival Corporation, 6.150% and pay fixed rate payments of 0.44%(n)	12/20/08	300,000	(844)
Receive floating par in event of default on Occidental Petroleum, 6.750% and pay fixed rate payments of 0.28%(j)	12/20/08	300,000	(262)
Receive floating par in event of default on Kroger Co., 6.750% and pay fixed rate payments of 0.53%(k)	12/20/08	300,000	(1,274)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(f)	06/18/10	11,800,000	73,713
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(b)	06/18/10	4,600,000	29,157
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(m)	06/18/10	17,800,000	111,194
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(j)	06/18/10	31,100,000	197,128
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(d)	06/18/10	5,800,000	36,232

See Notes to Financial Statements.

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(k)	06/18/10	$700,000	$4,373
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(b)	06/18/10	1,500,000	37,462
Receive floating par in the event of default on Republic of Turkey, 11.875% and pay fixed rate of 2.70%(k)	09/20/10	400,000	(17,143)
Receive floating par in the event of default on Republic of Turkey, 11.875% and pay fixed rate of 2.25%(k)	09/20/10	1,000,000	(31,333)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(j)	12/17/10	23,100,000	85,026
Receive fixed rate payments of 4.50% and pay variable rate payments on the three month LIBOR floating rate(h)	06/18/11	28,100,000	445,049
Receive floating par in the event of default on DaimlerChrysler NA Holding, 5.75% and pay fixed rate of 0.58%(b)	09/20/11	900,000	(5,176)
Receive floating par in the event of default on the Dow Jones CDX X07 Index and pay fixed rate payments of 1.65%(h)	12/20/11	4,000,000	108,307
Receive floating par in the event of default on the Dow Jones CDX HVOL7 Index and pay fixed rate payments of 0.75%(b)	12/20/11	1,700,000	68,233
Receive floating par in the event of default on International Lease Finance Corporation, 5.40% and pay fixed rate of 0.17%(b)	03/20/12	400,000	5,565
Receive floating par in the event of default on XL Capital (Europe) PLC, 6.50% and pay fixed rate of 0.205%(b)	03/20/12	500,000	21,574
Receive floating par in the event of default on the Dow Jones CDX HY-8 and pay fixed rate of 2.75%(j)	06/20/12	1,200,000	60,731
Receive floating par in the event of default on Target Corporation BP MYC, 5.875% and pay fixed rate payments of 0.11%(k)	06/20/12	1,200,000	16,326
Receive floating par in the event of default on Schlumberger Limited BP BRC, 1.50% and pay fixed rate payments of 0.12%(b)	06/20/12	2,000,000	13,771
Receive floating par in the event of default on Progress Energy, Inc. BP BRC, 5.625% and pay fixed rate payments of 0.09%(b)	06/20/12	1,000,000	9,756
Receive floating par in the event of default on the Dow Jones CDX HY-8 and pay fixed rate of 1.60%(j)	06/20/12	1,200,000	41,957
Receive floating par in the event of default on Morgan Stanley, 6.60% and pay fixed rate of 0.87%(c)	09/20/12	700,000	(3,310)
Receive floating par in the event of default on International Paper and pay fixed rate of 0.48%(b)	12/20/12	8,500,000	19,458
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(f)	06/18/13	5,600,000	(52,369)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(m)	06/18/13	14,400,000	(134,662)
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR floating rate(k)	06/18/13	9,500,000	(88,840)

See Notes to Financial Statements.

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive floating par in the event of default on Sealed Air Corporation, 5.625% and pay fixed rate of 0.58%(k)	09/20/13	$400,000	$4,194
Receive floating par in the event of default on CitiFinancial, 6.625% and pay fixed rate of 0.145%(b)	06/20/15	300,000	11,372
Receive floating par in the event of default on Republic of Hungary, 4.75% and pay fixed rate of 0.535%(k)	05/20/16	1,600,000	13,419
Receive floating par in the event of default on Republic of Hungary, 4.75% and pay fixed rate of 0.54%(h)	05/20/16	1,400,000	11,263
Receive floating par in the event of default on Republic of Hungary, 4.75% and pay fixed rate of 0.545%(f)	05/20/16	2,800,000	21,570
Receive floating par in the event of default on Omnicom Group, Inc., 5.90% and pay fixed rate of 0.39%(k)	06/20/16	700,000	5,586
Receive floating par in the event of default on Bank of America, 5.62% and pay fixed rate of 0.17%(d)	12/20/16	1,700,000	50,159
Receive floating par in the event of default on the Dow Jones CDX IG7 Index and pay fixed rate payments of 0.65%(k)	12/20/16	3,900,000	87,034
Receive floating par in the event of default on Federal Republic of Brazil, 12.5% and pay fixed rate payments of 1.04%(f)	05/20/17	1,000,000	(20,425)
Receive floating par in the event of default on the Dow Jones CDX IG8 Index and pay fixed rate payments of 0.60%(b)	06/20/17	4,000,000	(102,138)
Receive floating par in the event of default on Autozone BP RYL, 5.875% and pay fixed rate payments of 0.665%(m)	06/20/17	1,700,000	(9,793)
Receive floating par in the event of default on Newell Rubbermaid BP UAG, 6.75% and pay fixed rate payments of 0.48%(n)	06/20/17	500,000	1,333
Receive floating par in the event of default on Newell Rubbermaid BP RYL, 6.75% and pay fixed rate payments of 0.485%(m)	06/20/17	900,000	2,056
Receive floating par in the event of default on Autozone BP RYL, 5.875% and pay fixed rate payments of 0.635%(m)	06/20/17	900,000	(3,130)
Receive floating par in the event of default on Autozone BP RYL, 5.875% and pay fixed rate payments of 0.64%(m)	06/20/17	600,000	(2,315)
Receive floating par in the event of default on GMAC LLC, 6.875% and pay fixed rate payments of 3.53%(f)	09/20/17	8,400,000	(875,805)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(k)	06/18/18	10,700,000	(249,101)

			25,523

			$(2,734,247)

See Notes to Financial Statements.

Medium-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)

%
Mortgage-Backed Securities	73.5
Futures Contracts	44.4
Money Market Funds	16.3
Corporate Bonds	14.3
U.S. Treasury Obligations	8.4
Foreign Bonds	7.5
Agency Obligations	3.6
Asset-Backed Securities	3.3
Loan Agreements	1.4
Purchased Options	1.2
Forward Foreign Currency Contracts	0.6
Preferred Stocks	0.4
Municipal Bonds	0.4
Swap Agreements	(0.2)
Written Options	(0.7)
Securities Sold Short	(1.7)

172.7

See Notes to Financial Statements.

Extended-Duration Bond Fund

The Extended-Duration Bond Fund invests in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration normally greater than or equal to seven years. The last six months of 2007 defined the fixed income market for the year: a return in volatility, a re-pricing of risk across capital markets, and an easing monetary policy. Despite widening spreads in non-Treasury sectors, the overall downward pressure on yields during the second half of the year proved bullish for bond investors. Within this tumultuous environment, bonds provided investors both diversification and return benefits, as they outperformed their broad U.S. equity market counterparts. The Fund led all GuideStone Select Bond Funds with a return of 8.29% for the GS4 Class one-year period, well ahead of its composite benchmark, 50% Lehman Brothers LT Government Index / 50% Lehman Brothers LT Credit Index, which returned 6.62%. The Fund outperformed its benchmark on an annualized three-year, five-year and since-inception basis. Additionally, the Fund closed the year as the number 1 ranked fund over one, three, and five years among funds in the Lipper Corporate Debt A-Rated category for the GS2 share class, and the number 2 ranked fund in the GS4 share class.

Please see page 110 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Extended-Duration Bond Fund

Average Annual Total Returns as of 12/31/07
	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	8.45%	8.29%	7.96%	6.62%
Five Year	7.71%	7.56%	7.25%	5.92%
Since Inception	8.03%	7.93%	7.57%	6.99%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the Lehman Brothers Long-Term Government Bond Index and the Lehman Brothers Long-Term Credit Bond Index.

The Lehman Brothers Long-Term Government Bond Index is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities of 10 years or greater.

The Lehman Brothers Long-Term Credit Index is composed of a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Extended-Duration Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Par	Value
AGENCY OBLIGATION — 0.2%
Federal National Mortgage Association
2.29%, 02/19/09(G) (Cost $1,477,847)	$2,500,000	$1,729,041

ASSET-BACKED SECURITIES — 7.8%
Capital One Multi-Asset Execution Trust
5.75%, 07/15/20	14,300,000	14,465,351
Chase Issuance Trust
5.23%, 04/15/19	5,025,000	5,065,808
Citibank Credit Card Issuance Trust
6.15%, 06/15/39	12,650,000	12,719,365
Community Program Loan Trust
4.50%, 04/01/29	1,950,000	1,824,535
Discover Card Master Trust
5.65%, 03/16/20	12,100,000	12,338,225

Total Asset-Backed Securities (Cost $ 45,788,724)		46,413,284

CORPORATE BONDS — 55.9%
Abbott Laboratories
6.15%, 11/30/37Δ	9,156,000	9,695,060
Albertson’s, Inc.
7.75%, 06/15/26Δ	800,000	795,295
6.63%, 06/01/28	105,000	92,900
7.45%, 08/01/29Δ	985,000	952,927
8.00%, 05/01/31Δ	110,000	112,142
American Express Co.
6.15%, 08/28/17	7,375,000	7,582,488
American International Group, Inc.
5.85%, 01/16/18	8,625,000	8,697,830
6.25%, 05/01/36Δ	4,115,000	4,150,097
Anadarko Petroleum Corporation
5.95%, 09/15/16	1,080,000	1,101,545
6.45%, 09/15/36	760,000	776,483
Apache Corporation
6.00%, 01/15/37Δ	1,640,000	1,632,139
Arrow Electronics, Inc.
6.88%, 07/01/13	250,000	266,772
ASIF Global Financing XXVII
2.38%, 02/26/09 144A(G)	6,700,000	4,603,341
AT&T Corporation
6.50%, 03/15/29Δ	125,000	123,050
6.50%, 09/01/37Δ	15,945,000	16,729,419
Avnet, Inc.
6.00%, 09/01/15	875,000	874,794
Bank of America Corporation
5.75%, 12/01/17	7,436,000	7,467,008
Bank of America NA
6.00%, 10/15/36	3,155,000	3,027,585
Barclays Financial LLC
4.16%, 02/22/10 144A(T)	25,000,000	747,745
4.10%, 03/22/10 144A(T)	7,000,000	200,659
4.06%, 09/16/10 144A(W)	730,000,000	795,392
Baxter International, Inc.
6.25%, 12/01/37	2,332,000	2,400,941
Borden, Inc.
7.88%, 02/15/23Δ	1,200,000	906,000
Bruce Mansfield Unit
6.85%, 06/01/34	1,255,000	1,291,684
Caterpillar Financial Services Corporation
5.85%, 09/01/17Δ	1,948,000	2,007,393
Chesapeake Energy Corporation
6.88%, 01/15/16	610,000	606,950
6.50%, 08/15/17Δ	45,000	43,650
6.88%, 11/15/20	320,000	308,800
CIT Group Holdings, Inc.
5.40%, 01/30/16	1,153,000	1,016,473
CIT Group, Inc.
7.63%, 11/30/12	8,440,000	8,563,486
5.50%, 12/01/14(U)	600,000	1,021,594
Citigroup, Inc.
6.00%, 08/15/17Δ	5,039,000	5,150,327
5.88%, 05/29/37Δ	2,724,000	2,550,751
Comcast Corporation
5.50%, 03/15/11	500,000	505,145
5.65%, 06/15/35	570,000	523,479
6.50%, 11/15/35	555,000	568,181
6.45%, 03/15/37	2,480,000	2,533,451
6.95%, 08/15/37Δ	650,000	703,824
Commonwealth Edison Co.
4.75%, 12/01/11@	335,000	303,210
Constellation Energy Group, Inc.
4.55%, 06/15/15Δ	750,000	692,689
Continental Airlines, Inc.
6.95%, 02/02/11	261,580	257,116
8.31%, 04/02/18Δ	466,811	464,744
7.57%, 03/15/20Δ	406,965	394,756
Corning, Inc.
6.20%, 03/15/16	230,000	237,348
7.25%, 08/15/36	850,000	928,142
Cox Communications, Inc.
6.75%, 03/15/11	250,000	262,452
Cummins, Inc.
6.75%, 02/15/27	750,000	765,736
5.65%, 03/01/28	1,400,000	1,116,826
7.13%, 03/01/28	425,000	440,694
DCP Midstream LP
6.45%, 11/03/36 144AΔ	490,000	478,238
Devon Energy Corporation
4.95%, 08/15/08 CONV	963,000	1,684,046
Dillard’s, Inc.
7.75%, 07/15/26	890,000	689,750
7.00%, 12/01/28	500,000	367,500
Duke Energy Carolinas LLC
6.10%, 06/01/37Δ	1,168,000	1,177,990
El Paso Corporation
7.00%, 05/15/11Δ	400,000	409,444
First Industrial LP
7.60%, 07/15/28	1,000,000	1,010,793
Florida Power & Light Co.
5.55%, 11/01/17Δ	2,148,000	2,195,310
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	925,000
Ford Motor Co.
6.63%, 10/01/28	680,000	455,600
6.38%, 02/01/29	1,255,000	840,850
Ford Motor Credit Co.
5.70%, 01/15/10	135,000	121,688
7.00%, 10/01/13	315,000	263,443
8.00%, 12/15/16Δ	1,000,000	850,688

See Notes to Financial Statements.

Extended-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
General Electric Capital Corporation
6.75%, 03/15/32Δ	$3,150,000	$3,587,749
6.15%, 08/07/37	5,055,000	5,389,434
General Electric Co.
5.25%, 12/06/17	3,024,000	3,023,329
General Motors Acceptance Corporation
6.88%, 08/28/12Δ	250,000	209,689
Georgia-Pacific Corporation
8.00%, 01/15/24Δ	30,000	28,050
7.38%, 12/01/25	240,000	212,400
7.25%, 06/01/28	300,000	265,500
7.75%, 11/15/29	3,700,000	3,404,000
8.88%, 05/15/31Δ	60,000	58,200
GTE Corporation
6.94%, 04/15/28Δ	10,000	10,741
HCA, Inc.
6.30%, 10/01/12	1,500,000	1,342,500
7.58%, 09/15/25	1,000,000	819,062
7.05%, 12/01/27	500,000	384,359
HCP, Inc.
6.00%, 03/01/15Δ	1,500,000	1,467,405
Highwoods Properties, Inc.
7.50%, 04/15/18	1,500,000	1,575,792
Historic TW, Inc.
6.63%, 05/15/29Δ	60,000	59,238
Home Depot, Inc.
5.88%, 12/16/36	875,000	740,742
HSBC Bank USA NA
3.31%, 08/25/10 144A	700,000	798,000
5.88%, 11/01/34	6,960,000	6,407,585
iStar Financial, Inc.
5.70%, 03/01/14Δ	1,171,000	981,700
JC Penney Corporation, Inc.
6.38%, 10/15/36Δ	810,000	726,056
Johnson & Johnson
5.95%, 08/15/37	9,066,000	9,819,412
JPMorgan Chase Capital XXV
6.80%, 10/01/37	14,403,000	13,891,103
Kimberly-Clark Corporation
6.63%, 08/01/37	4,124,000	4,580,197
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	254,284
Knight, Inc.
7.25%, 03/01/28	500,000	471,727
Lennar Corporation
5.60%, 05/31/15	935,000	717,166
6.50%, 04/15/16 144A	625,000	504,630
Lowe’s Cos., Inc.
6.65%, 09/15/37	3,051,000	3,104,386
M&T Bank Corporation
6.63%, 12/04/17	8,500,000	8,512,928
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37	240,000	209,810
McDonald’s Corporation
6.30%, 10/15/37	6,763,000	7,037,476
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	1,000,000	1,037,555
6.50%, 09/15/37	685,000	717,741
Mosaic Global Holdings, Inc.
7.38%, 08/01/18	500,000	505,000
7.30%, 01/15/28	690,000	686,550
Motorola, Inc.
6.50%, 11/15/28	500,000	474,460
NGPL PipeCo LLC
7.12%, 12/15/17 144A	640,000	657,388
NiSource Finance Corporation
6.15%, 03/01/13	1,000,000	1,032,006
6.40%, 03/15/18	1,640,000	1,639,344
Northern Telecom Capital
7.88%, 06/15/26	450,000	371,250
Nucor Corporation
6.40%, 12/01/37	9,294,000	9,500,150
Owens Corning, Inc.
6.50%, 12/01/16	240,000	220,137
7.00%, 12/01/36	355,000	321,233
PacifiCorp
6.25%, 10/15/37Δ	8,188,000	8,484,676
Pioneer Natural Resources Co.
7.20%, 01/15/28	2,500,000	2,265,768
Pitney Bowes, Inc.
5.75%, 09/15/17	2,440,000	2,471,408
PPL Electric Utilities Corporation
6.45%, 08/15/37	5,686,000	5,809,346
Preston Corporation
7.00%, 05/01/11 CONV	250,000	232,675
Procter & Gamble Co.
5.55%, 03/05/37	2,082,000	2,101,406
Pulte Homes, Inc.
5.20%, 02/15/15	40,000	33,286
7.88%, 06/15/32	1,500,000	1,289,530
6.38%, 05/15/33Δ	1,000,000	762,575
Qwest Corporation
7.25%, 09/15/25	1,000,000	945,000
6.88%, 09/15/33Δ	2,250,000	2,086,875
Raytheon Co.
6.40%, 12/15/18	2,600,000	2,816,429
7.20%, 08/15/27Δ	250,000	287,853
7.00%, 11/01/28	750,000	850,024
Regions Financial Corporation
7.38%, 12/10/37	11,088,000	11,155,559
San Diego Gas & Electric Co.
6.13%, 09/15/37	3,197,000	3,271,046
Southern Natural Gas Co.
7.35%, 02/15/31	1,750,000	1,836,034
Sprint Capital Corporation
6.88%, 11/15/28	3,305,000	3,142,764
Swift Energy Co.
7.63%, 07/15/11Δ	150,000	151,500
Target Corporation
6.50%, 10/15/37Δ	6,400,000	6,453,830
Tennessee Gas Pipeline Co.
7.00%, 10/15/28Δ	750,000	760,862
Time Warner, Inc.
7.63%, 04/15/31	35,000	38,842
6.50%, 11/15/36	120,000	117,134
Toll Brothers Finance Corporation
5.15%, 05/15/15Δ	1,285,000	1,167,823
Toro Co.
6.63%, 05/01/37	300,000	310,675

See Notes to Financial Statements.

	Par	Value
Union Pacific Resources Group
7.15%, 05/15/28	$250,000	$267,148
United Technologies Corporation
5.38%, 12/15/17	7,930,000	8,014,502
Verizon Global Funding Corporation
5.85%, 09/15/35	2,420,000	2,375,182
Verizon Maryland, Inc.
5.13%, 06/15/33	50,000	43,236
Verizon New York, Inc.
7.38%, 04/01/32	385,000	423,919
Wachovia Bank NA
5.85%, 02/01/37	6,077,000	5,494,210
6.60%, 01/15/38	7,257,000	7,317,269
Wal-Mart Stores, Inc.
5.25%, 09/01/35	2,972,000	2,645,249
6.50%, 08/15/37	12,350,000	13,048,615
WellPoint, Inc.
6.38%, 06/15/37	2,080,000	2,050,006
Wells Fargo & Co.
5.63%, 12/11/17	8,605,000	8,626,504
Wells Fargo Bank NA
5.95%, 08/26/36Δ	1,300,000	1,225,441
Western Union Co.
6.20%, 11/17/36	2,155,000	2,075,093
Williams Cos., Inc.
7.50%, 01/15/31Δ	1,250,000	1,350,000
Xerox Capital Trust I
8.00%, 02/01/27Δ	1,500,000	1,501,743
XTO Energy, Inc.
6.10%, 04/01/36Δ	50,000	48,973

Total Corporate Bonds (Cost $323,233,008)		331,568,327

FOREIGN BONDS — 29.1%
Australia — 0.4%
New South Wales Treasury Corporation
7.00%, 12/01/10(A)	1,125,000	981,116
6.00%, 05/01/12(A)	120,000	100,747
Qantas Airways, Ltd.
6.05%, 04/15/16 144A	345,000	355,486
Queensland Treasury Corporation
6.00%, 06/14/11(A)	1,385,000	1,171,709

		2,609,058

Brazil — 1.2%
Federative Republic of Brazil
10.25%, 01/10/28(B)	2,525,000	1,377,756
8.25%, 01/20/34Δ	4,750,000	6,020,625

		7,398,381

Canada — 7.8%
British Columbia Generic Residual
4.38%, 06/09/14 STRIP(C)Ω	10,230,000	7,794,681
Canada Generic Residual
4.20%, 06/01/25 STRIP(C)Ω	4,110,000	1,994,721
Canadian Government
4.25%, 09/01/08(C)	2,905,000	2,948,268
4.00%, 06/01/16(C)Δ	575,000	582,114
Canadian National Railway Co.
6.38%, 11/15/37	7,938,000	8,150,326
Kinder Morgan Finance Co.
5.70%, 01/05/16Δ	125,000	113,775
6.40%, 01/05/36	665,000	552,516
Methanex Corporation
6.00%, 08/15/15	25,000	24,433
Ontario Generic Residual
4.76%, 07/13/22 STRIP(C)Ω	3,900,000	1,973,808
4.73%, 03/08/29 STRIP(C)Ω	7,000,000	2,623,537
Saskatchewan Residual
4.37%, 04/10/14 STRIP(C)Ω	7,500,000	5,816,404
4.60%, 02/04/22 STRIP(C)Ω	3,000,000	1,581,235
Talisman Energy, Inc.
5.85%, 02/01/37	670,000	628,550
6.25%, 02/01/38Δ	450,000	440,013
TransCanada Pipelines, Ltd.
6.20%, 10/15/37(C)Δ	10,912,000	10,871,025

		46,095,406

Cayman Islands — 0.1%
Enersis SA
7.40%, 12/01/16Δ	625,000	678,415

Iceland — 1.0%
Glitnir Banki HF
6.38%, 09/25/12 144A	6,275,000	6,161,755

Luxembourg — 1.1%
Covidien International Finance SA
6.55%, 10/15/37 144A	5,257,000	5,477,810
Telecom Italia Capital SA
6.38%, 11/15/33	410,000	411,928
6.00%, 09/30/34Δ	415,000	404,869

		6,294,607

Malaysia — 0.0%
Telekom Malaysia BHD
7.88%, 08/01/25 144A	225,000	265,870

Mexico — 0.9%
Mexican Bonos
9.00%, 12/20/12(M)	23,000,000	2,195,203
8.00%, 12/07/23(M)	34,000,000	3,060,663

		5,255,866

Netherlands — 0.3%
Rabobank Nederland
13.50%, 01/28/08 144A(I)	110,000,000	1,748,478

Philippines — 0.2%
Philippine Long Distance Telephone Co.
8.35%, 03/06/17	500,000	557,500
Quezon Power (Philippines), Ltd.
8.86%, 06/15/17	407,206	409,242

		966,742

Spain — 2.6%
Santander Perpetual SA Unipersonal
6.67%, 10/24/17 144A†Δ	11,600,000	11,651,898
Telefonica Emisones SAU
7.05%, 06/20/36	3,105,000	3,482,053

		15,133,951

See Notes to Financial Statements.

Extended-Duration Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Supranational — 2.0%
Inter-American Development Bank
14.35%, 05/11/09(B)Ω	$7,500,000	$3,486,657
6.00%, 12/15/17(Z)	12,250,000	8,482,300

		11,968,957

United Kingdom — 11.5%
AstraZeneca PLC
6.45%, 09/15/37	12,750,000	14,018,332
Barclays Bank PLC
6.05%, 12/04/17 144A	14,765,000	14,905,016
HSBC Holdings PLC
6.50%, 09/15/37	10,000,000	9,723,500
Standard Chartered Bank
6.40%, 09/26/17 144A	12,527,000	12,743,980
Tesco PLC
6.15%, 11/15/37 144A	15,950,000	15,634,605
Vodafone Group PLC
6.15%, 02/27/37	1,000,000	990,934

		68,016,367

Total Foreign Bonds (Cost $157,613,487)		172,593,853

MORTGAGE-BACKED SECURITIES — 0.1%
Federal Home Loan Mortgage Corporation
5.00%, 12/01/31	192,304	188,981
Federal National Mortgage Association
5.00%, 07/25/23	211,113	210,677

Total Mortgage-Backed Securities (Cost $371,070)		399,658

	Shares
PREFERRED STOCK — 0.0%
Chesapeake Energy Corporation CONVΔ
(Cost $33,899)	330	39,270

MONEY MARKET FUNDS — 13.0%
GuideStone Money Market Fund (GS4 Class)¥	16,163,684	16,163,684
Northern Institutional Liquid Assets Portfolio§	60,792,086	60,792,086

Total Money Market Funds (Cost $76,955,770)		76,955,770

	Par
U.S. TREASURY OBLIGATIONS — 3.3%
U.S. Treasury Bond
4.75%, 02/15/37Δ	11,400,000	11,934,386

U.S. Treasury Note
4.63%, 10/31/11Δ	7,055,000	7,395,630

Total U.S. Treasury Obligations (Cost $18,727,942)		19,330,016

TOTAL INVESTMENTS — 109.4% (Cost $624,201,747)		649,029,219
Liabilities in Excess of Other Assets — (9.4)%		(55,778,688)

NET ASSETS — 100.0%		$593,250,531

PORTFOLIO SUMMARY (based on net assets)
			%
Corporate Bonds			55.9
Foreign Bonds			29.1
Money Market Funds			13.0
Asset-Backed Security			7.8
U.S. Treasury Obligations			3.3
Agency Obligation			0.2
Mortgage-Backed Securities			0.1
Preferred Stock			0.0	**

			109.4

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

Global Bond Fund

The Global Bond Fund began operations on December 29, 2006 as a registered fund. The Fund is not available for direct investment by participants, but it is an integral part of the MyDestination FundsTM strategic allocations. The Fund invests in a globally diversified portfolio of fixed income securities. Despite widening spreads in non-Treasury sectors, the overall downward pressure on yields during the second half of the year proved bullish for bond investors. Within this tumultuous environment, bonds provided investors both diversification and return benefits, as they outperformed their broad U.S. equity market counterparts. For the calendar year 2007, the Fund performed slightly above its composite benchmark, 50% Lehman Brothers Global Aggregate Index – Unhedged, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Lehman U.S. Corporate High Yield Index – 2% Issuer Capped (7.00% vs. 6.94%).

The Global Bond Fund invests in high yield securities, commonly known as “junk bonds”. While offering higher currency yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds. Securities of emerging countries may involve additional risks including price volatility, reduced liquidity, currency fluctuation and financial reporting requirements as well as political and economic instability. This fund is not available for direct investment.

Please see page 119 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Global Bond Fund

Average Annual Total Returns as of 12/31/07

	GS4 Class*	Benchmark**
One Year	7.00%	6.94%
Since Inception	7.01%	7.00%
Inception Date	12/29/06	12/29/06

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of the JPMorgan Emerging Markets Bond Index Plus, the Lehman Brothers Global Aggregate Index — Unhedged, and the Lehman Brothers U.S. Corporate High Yield Index — 2% Issuer Capped.

The JPMorgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities.

The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets.

The Lehman Brothers U.S. Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the US denominated, non-investment grade, fixed-rate, and taxable corporate bond market.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Global Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Par	Value
AGENCY OBLIGATIONS — 0.2%
Federal National Mortgage Association
4.53%, 03/17/08‡‡	$205,000	$203,255
4.61%, 03/17/08‡‡	30,000	29,745
4.88%, 03/17/08‡‡	15,000	14,872

Total Agency Obligations (Cost $247,384)		247,872

ASSET-BACKED SECURITIES — 4.0%
Bear Stearns Asset-Backed Securities Trust
5.27%, 10/25/33 STEP	162,063	155,335
Capital One Master Trust
4.85%, 12/15/10†	600,000	600,266
Carrington Mortgage Loan Trust
5.19%, 10/25/35†	165,271	159,493
GMAC Mortgage Corporation Loan Trust
4.86%, 12/25/36†	1,900,000	1,889,039
Lehman XS Trust
4.88%, 02/25/37†	763,517	725,473
Morgan Stanley Mortgage Loan Trust
4.91%, 10/25/36†	467,260	464,754
Origen Manufactured Housing
5.18%, 11/15/18†	142,723	140,020
RAAC Series
5.13%, 07/25/37 144A†	409,208	407,812
Residential Asset Securities Corporation
6.35%, 03/25/32	88,477	88,185
SACO I, Inc.
4.96%, 09/25/35†	150,578	132,729
Security National Mortgage Loan Trust
5.07%, 01/25/37 144A†	297,624	289,347

Total Asset-Backed Securities (Cost $5,147,125)		5,052,453

CORPORATE BONDS — 28.1%
Activant Solutions, Inc.
9.50%, 05/01/16	65,000	56,550
Advanced Medical Optics, Inc.
7.50%, 05/01/17	45,000	41,625
AES Corporation
8.38%, 03/01/11(U)	50,000	99,530
8.75%, 05/15/13 144A	312,000	327,210
8.00%, 10/15/17 144AΔ	315,000	323,662
Affinion Group, Inc.
10.13%, 10/15/13Δ	100,000	101,625
11.50%, 10/15/15	105,000	103,556
Allegheny Energy Supply
7.80%, 03/15/11	90,000	94,275
Alliant Techsystems, Inc.
6.75%, 04/01/16	100,000	100,500
Allied Security Escrow Corporation
11.38%, 07/15/11	160,000	151,200
Allied Waste North America, Inc.
6.38%, 04/15/11	130,000	129,350
7.13%, 05/15/16	225,000	224,438
American International Group, Inc.
5.05%, 10/01/15	100,000	96,725
Anadarko Petroleum Corporation
5.95%, 09/15/16	20,000	20,399
Appleton Papers, Inc.
8.13%, 06/15/11Δ	40,000	39,450
9.75%, 06/15/14	100,000	99,500
Ashtead Capital, Inc.
9.00%, 08/15/16 144AΔ	140,000	124,600
Ashton Woods USA LLC
9.50%, 10/01/15	40,000	25,800
Associated Materials, Inc.
9.75%, 04/15/12Δ	120,000	123,000
17.89%, 03/01/14 STEPΩΔ	190,000	122,550
Autonation, Inc.
7.36%, 04/15/13†Δ	425,000	394,188
Avis Budget Car Rental LLC
7.37%, 05/15/14†	225,000	208,125
Ball Corporation
6.88%, 12/15/12Δ	300,000	306,000
Banca Popolare di Lodi Investors Trust III
6.74%, 06/30/36(E)†	260,000	365,039
Belden & Blake Corporation
8.75%, 07/15/12Δ	120,000	121,800
Blockbuster, Inc.
9.00%, 09/01/12Δ	100,000	86,000
Boeing Capital Corporation, Ltd.
5.80%, 01/15/13	60,000	62,869
Buffets, Inc.
12.50%, 11/01/14Δ	105,000	40,425
CCH I Holdings LLC
11.75%, 05/15/14 STEPΔ	170,000	108,375
12.13%, 01/15/15 STEP	55,000	34,925
11.00%, 10/01/15Δ	350,000	287,000
CDX North America High Yield
7.63%, 06/29/12 144AΔ	1,950,000	1,893,937
Ceridian Corporation
12.25%, 11/15/15 PIK 144A	60,000	56,100
Charter Communications Holdings LLC
12.13%, 01/15/12 STEP	70,000	51,800
Chesapeake Energy Corporation
7.50%, 09/15/13	265,000	272,288
6.25%, 01/15/18Δ	30,000	28,950
CII Carbon LLC
11.13%, 11/15/15 144A	190,000	188,100
Cincinnati Bell Telephone Co.
6.30%, 12/01/28Δ	155,000	135,238
Citizens Communications Co.
9.25%, 05/15/11	200,000	217,500
Clear Channel Communications, Inc.
4.63%, 01/15/08	50,000	49,973
CMP Susquehanna Corporation
9.88%, 05/15/14	80,000	60,400
Colorado Interstate Gas Co.
5.95%, 03/15/15	20,000	19,886
6.80%, 11/15/15	125,000	130,745
Comcast Corporation
6.50%, 01/15/15	60,000	62,715
6.50%, 01/15/17	60,000	62,666

See Notes to Financial Statements.

Global Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Commerzbank Capital Funding Trust I
5.01%, 04/12/37(E)†	$600,000	$777,326
5.01%, 03/12/49(E)†	300,000	388,663
Community Health Systems, Inc.
8.88%, 07/15/15 144AΔ	190,000	194,512
Complete Production Services, Inc.
8.00%, 12/15/16 144AΔ	80,000	76,700
Continental Airlines, Inc.
8.75%, 12/01/11	50,000	47,375
Countrywide Financial Corporation
5.80%, 06/07/12	90,000	65,804
6.25%, 05/15/16	280,000	161,383
CSC Holdings, Inc.
8.13%, 08/15/09	270,000	275,400
DAE Aviation Holdings, Inc.
11.25%, 08/01/15 144A	210,000	222,600
DaVita, Inc.
6.63%, 03/15/13Δ	140,000	140,000
Delhaize America, Inc.
9.00%, 04/15/31	301,000	349,514
Deutsche Postbank Funding Trust IV
5.98%, 06/29/49(E)†	300,000	397,426
Dex Media West LLC
9.88%, 08/15/13Δ	275,000	286,687
Dex Media, Inc.
9.27%, 11/15/13 STEPΩΔ	10,000	9,150
DI Finance
9.50%, 02/15/13Δ	180,000	188,325
Dollar General Corporation
11.88%, 07/15/17 PIK 144AΔ	255,000	202,088
Duke Energy Corporation
3.75%, 03/05/08	50,000	49,865
Dynegy Holdings, Inc.
7.75%, 06/01/19	160,000	148,400
EchoStar DBS Corporation
7.13%, 02/01/16	600,000	615,000
Education Management LLC
8.75%, 06/01/14	60,000	60,525
10.25%, 06/01/16Δ	95,000	98,325
El Paso Corporation
7.00%, 06/15/17	150,000	150,906
El Paso Natural Gas Co.
8.63%, 01/15/22	90,000	104,154
8.38%, 06/15/32	75,000	88,230
Energy Future Holdings Corporation
10.88%, 11/01/17 144A	130,000	131,300
11.25%, 11/01/17 PIK 144A	720,000	730,800
Enterprise Products Operating LP
8.38%, 08/01/45†Δ	60,000	61,524
EPL Finance Corporation
11.75%, 11/15/13	45,000	42,750
EXCO Resources, Inc.
7.25%, 01/15/11	125,000	120,938
FirstEnergy Corporation
7.38%, 11/15/31	45,000	49,521
Ford Motor Credit Co.
6.63%, 06/16/08	90,000	88,698
5.63%, 10/01/08Δ	240,000	233,056
5.80%, 01/12/09	500,000	474,710
8.11%, 01/13/12†	37,500	31,525
9.81%, 04/15/12†Δ	100,000	98,366
Forest Oil Corporation
8.00%, 06/15/08	100,000	101,500
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	470,000	505,250
Freescale Semiconductor, Inc.
8.88%, 12/15/14Δ	25,000	22,438
General Electric Capital Corporation
6.75%, 03/15/32	30,000	34,169
General Motors Acceptance Corporation
8.00%, 11/01/31	600,000	504,523
General Motors Corporation
8.38%, 07/05/33(E)	250,000	286,367
Georgia Gulf Corporation
9.50%, 10/15/14Δ	125,000	100,312
GMAC LLC
6.75%, 12/01/14	650,000	524,937
Goldman Sachs Group, Inc.
6.65%, 05/15/09	20,000	20,546
Graham Packaging Co., Inc.
8.50%, 10/15/12Δ	25,000	23,500
9.88%, 10/15/14	105,000	97,125
Graphic Packaging International Corporation
9.50%, 08/15/13Δ	145,000	143,912
H&E Equipment Services, Inc.
8.38%, 07/15/16	205,000	190,650
Hawaiian Telcom Communications, Inc.
12.50%, 05/01/15	65,000	67,437
Hawker Beechcraft Acquisition Co. LLC
8.88%, 04/01/15 PIK 144A	20,000	19,850
9.75%, 04/01/17 144AΔ	260,000	259,350
HCA, Inc.
8.75%, 11/01/10(U)	140,000	277,988
7.88%, 02/01/11	240,000	235,200
6.50%, 02/15/16Δ	100,000	85,000
9.25%, 11/15/16	60,000	63,150
9.63%, 11/15/16 PIKΔ	85,000	90,100
Hertz Corporation
8.88%, 01/01/14	500,000	509,375
Hess Corporation
6.65%, 08/15/11	60,000	63,377
HSBC Finance Corporation
4.63%, 01/15/08	120,000	119,981
Idearc, Inc.
8.00%, 11/15/16	105,000	96,862
Intelsat Corporation
9.00%, 06/15/11	160,000	162,000
9.00%, 08/15/14	240,000	242,400
Jarden Corporation
7.50%, 05/01/17Δ	100,000	86,500
JPMorgan Chase & Co.
3.63%, 05/01/08	100,000	99,446

See Notes to Financial Statements.

	Par	Value
Kansas City Southern de Mexico SA de CV
7.63%, 12/01/13	$140,000	$138,775
Kerr-McGee Corporation
6.95%, 07/01/24	30,000	32,126
Keystone Automotive Operations, Inc.
9.75%, 11/01/13	85,000	62,900
Kimball Hill, Inc.
10.50%, 12/15/12	20,000	6,900
Koppers, Inc.
9.88%, 10/15/13	75,000	79,312
Kraft Foods, Inc.
4.13%, 11/12/09Δ	40,000	39,672
L-3 Communications Corporation
7.63%, 06/15/12	600,000	617,250
6.13%, 01/15/14	45,000	44,325
6.38%, 10/15/15Δ	450,000	445,500
Lamar Media Corporation
6.63%, 08/15/15	100,000	97,750
Lehman Brothers Holdings, Inc.
5.25%, 02/06/12	130,000	128,750
Leiner Health Products, Inc.
11.00%, 06/01/12Δ	285,000	195,225
Level 3 Financing, Inc.
9.25%, 11/01/14Δ	260,000	236,600
9.15%, 02/15/15†	10,000	8,475
Levi Strauss & Co.
9.75%, 01/15/15Δ	100,000	100,250
8.88%, 04/01/16Δ	30,000	29,175
Mariner Energy, Inc.
8.00%, 05/15/17Δ	70,000	66,938
Metals USA, Inc.
11.13%, 12/01/15	140,000	145,600
MetroPCS Wireless, Inc.
9.25%, 11/01/14Δ	40,000	37,800
Midwest Generation LLC
8.30%, 07/02/09	68,765	69,796
8.56%, 01/02/16Δ	450,792	481,221
Mirant Mid-Atlantic LLC
9.13%, 06/30/17	152,070	168,417
Morgan Stanley
3.63%, 04/01/08	60,000	59,750
4.75%, 04/01/14	50,000	46,905
Neiman-Marcus Group, Inc.
9.00%, 10/15/15 PIKΔ	155,000	160,619
10.38%, 10/15/15Δ	100,000	104,625
Nevada Power Co.
8.25%, 06/01/11	290,000	316,441
5.88%, 01/15/15	100,000	99,879
NewPage Corporation
11.61%, 05/01/12†	185,000	191,706
Noranda Aluminium Holding Corporation
11.14%, 11/15/14 PIK 144A	90,000	76,950
Norcraft Holdings LP
10.71%, 09/01/12 STEPΩ	195,000	176,475
Nortek, Inc.
8.50%, 09/01/14	15,000	12,075
NRG Energy, Inc.
7.38%, 02/01/16	300,000	293,250
NTK Holdings, Inc.
17.93%, 03/01/14ΩΔ	160,000	94,400
Orion Power Holdings, Inc.
12.00%, 05/01/10	55,000	60,225
Pemex Project Funding Master Trust
6.63%, 06/15/35	1,810,000	1,916,852
Penhall International Corporation
12.00%, 08/01/14 144AΔ	205,000	191,675
PetroHawk Energy Corporation
9.13%, 07/15/13	70,000	74,025
Qwest Communications International, Inc.
8.37%, 02/15/09†	33,000	33,165
7.25%, 02/15/11	35,000	35,175
Qwest Corporation
7.88%, 09/01/11	100,000	104,500
8.88%, 03/15/12	20,000	21,500
8.24%, 06/15/13†	100,000	102,500
7.63%, 06/15/15	300,000	306,750
ReAble Therapeutics Finance LLC
10.88%, 11/15/14 144A	30,000	29,550
Realogy Corporation
12.38%, 04/15/15 144AΔ	235,000	148,638
Rental Service Corporation
9.50%, 12/01/14	130,000	117,000
Residential Capital LLC
6.63%, 05/17/12(E)	540,000	484,805
Rural Cellular Corporation
8.62%, 06/01/13†	60,000	61,200
Ryerson, Inc.
12.00%, 11/01/15 144A	160,000	158,800
Saint Acquisition Corporation
12.62%, 05/15/15 144A†Δ	60,000	31,275
12.50%, 05/15/17 144AΔ	195,000	101,644
Sbarro, Inc.
10.38%, 02/01/15Δ	70,000	61,950
SemGroup LP
8.75%, 11/15/15 144AΔ	105,000	100,275
Service Corporation International
7.50%, 04/01/27	75,000	69,375
SLM Corporation
5.00%, 10/01/13	380,000	333,475
4.75%, 03/17/14(E)	170,000	203,031
Smurfit-Stone Container Enterprises, Inc.
8.00%, 03/15/17Δ	135,000	131,119
Sprint Capital Corporation
8.38%, 03/15/12	60,000	65,039
Steel Dynamics, Inc.
7.38%, 11/01/12 144A	45,000	45,450
Stone Energy Corporation
8.25%, 12/15/11Δ	115,000	115,575
Suburban Propane Partners LP
6.88%, 12/15/13	145,000	141,375
Sungard Data Systems, Inc.
10.25%, 08/15/15Δ	190,000	195,225
Tenet Healthcare Corporation
6.38%, 12/01/11Δ	110,000	99,825
9.88%, 07/01/14	375,000	359,062
Terex Corporation
8.00%, 11/15/17Δ	20,000	20,350
Time Warner, Inc.
6.88%, 05/01/12	90,000	94,859

See Notes to Financial Statements.

Global Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
TL Acquisitions, Inc.
10.50%, 01/15/15 144AΔ	100,000	95,250
TRW Automotive, Inc.
6.38%, 03/15/14 144A(E)	147,000	197,930
Tube City IMS Corporation
9.75%, 02/01/15	90,000	81,450
TXU Corporation
5.55%, 11/15/14	10,000	8,032
6.50%, 11/15/24Δ	20,000	14,688
6.55%, 11/15/34	360,000	262,335
TXU Electric Delivery Co.
6.38%, 01/15/15	100,000	102,531
Unicredito Italiano Capital Trust III
4.03%, 10/29/49(E)†Δ	250,000	309,328
Universal Hospital Services, Inc.
8.50%, 06/01/15 PIK	20,000	20,300
8.76%, 06/01/15 144A	20,000	20,100
US Investigations Services, Inc.
10.50%, 11/01/15 144AΔ	150,000	138,000
US Oncology Holdings, Inc.
10.76%, 03/15/12 PIK†	100,000	83,500
Valor Telecommunications Enterprises LLC
7.75%, 02/15/15	125,000	132,115
Vangent, Inc.
9.63%, 02/15/15	30,000	25,875
Verizon Global Funding Corporation
6.88%, 06/15/12Δ	30,000	32,498
Verso Paper Holdings LLC
9.11%, 08/01/14†	160,000	156,800
Visteon Corporation
8.25%, 08/01/10	300,000	267,000
W&T Offshore, Inc.
8.25%, 06/15/14 144AΔ	50,000	47,125
Wachovia Corporation
5.25%, 08/01/14	120,000	117,489
Waste Management, Inc.
7.38%, 08/01/10	50,000	52,846
7.38%, 05/15/29	50,000	54,794
Weyerhaeuser Co.
6.75%, 03/15/12	120,000	126,132
Whiting Petroleum Corporation
7.00%, 02/01/14	130,000	129,350
Williams Cos., Inc.
7.13%, 09/01/11Δ	525,000	557,156
7.50%, 01/15/31Δ	130,000	140,400
Windstream Corporation
8.63%, 08/01/16	650,000	685,750
Xerox Corporation
9.75%, 01/15/09	500,000	522,834
XM Satellite Radio, Inc.
9.86%, 05/01/13†	30,000	28,350
XTO Energy, Inc.
7.50%, 04/15/12	30,000	32,825

Total Corporate Bonds (Cost $36,387,319)		35,169,259

FOREIGN BONDS — 44.1%
Argentina — 0.6%
Republic of Argentina
2.00%, 01/03/10(P)†	1,140,000	383,619
7.00%, 09/12/13	488,000	416,909

		800,528

Australia — 0.8%
Queensland Treasury Corporation
6.00%, 06/14/11(A)	1,220,000	1,032,333

Bermuda — 0.3%
AES China Generating Co., Ltd.
8.25%, 06/26/10	120,000	116,716
Intelsat Subsidiary Holding Co., Ltd.
8.25%, 01/15/13Δ	300,000	303,000

		419,716

Brazil — 4.4%
Brazil Notas do Tesouro Nacional, Series F
10.00%, 07/01/10(B)	2,000,000	1,112,017
Brazilian Notes
11.94%, 01/02/09(B)Ω	4,239,000	2,117,119
Federative Republic of Brazil
11.00%, 08/17/40Δ	1,670,000	2,233,207

		5,462,343

Canada — 1.6%
Abitibi-Consolidated Co. of Canada
7.75%, 06/15/11Δ	30,000	23,550
6.00%, 06/20/13Δ	65,000	43,875
8.38%, 04/01/15Δ	55,000	41,113
Abitibi-Consolidated, Inc.
7.40%, 04/01/18	110,000	72,325
Bombardier, Inc.
7.25%, 11/15/16(E)	161,000	238,067
Conoco Funding Co.
6.35%, 10/15/11	70,000	74,412
Methanex Corporation
8.75%, 08/15/12	70,000	75,162
Novelis, Inc.
7.25%, 02/15/15	115,000	108,675
OPTI Canada, Inc.
7.88%, 12/15/14 144A	100,000	98,250
8.25%, 12/15/14 144A	70,000	69,650
Rogers Cable, Inc.
7.88%, 05/01/12Δ	240,000	262,864
8.75%, 05/01/32	60,000	75,620
Rogers Wireless, Inc.
9.63%, 05/01/11	450,000	512,618
7.25%, 12/15/12	250,000	271,256
Sun Media Corporation
7.63%, 02/15/13	100,000	97,875

		2,065,312

Cayman Islands — 1.2%
MUFG Capital Finance 2, Ltd.
4.85%, 07/25/36(E)†	500,000	619,666
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/49 144A†	120,000	102,037

See Notes to Financial Statements.

	Par	Value
Vale Overseas, Ltd.
6.88%, 11/21/36	$787,000	$800,073

		1,521,776

Colombia — 0.4%
Republic of Colombia
7.38%, 09/18/37Δ	400,000	446,000

Denmark — 0.4%
ISS Holdings A/S
8.88%, 05/15/16 144A(E)	190,000	290,078
Nordic Telephone Co. Holdings ApS
8.88%, 05/01/16 144A	265,000	272,950

		563,028

Ecuador — 0.1%
Republic of Ecuador
10.00%, 08/15/30 STEPΔ	150,000	145,875

Egypt — 1.8%
Egyptian Treasury Bill
7.49%, 01/29/08Ω(Y)	12,525,000	2,258,780

France — 2.3%
Akerys Holdings SA
7.86%, 08/01/14 144A(E)†	260,000	364,288
AXA SA
6.21%, 05/10/49(E)†	200,000	280,111
6.21%, 10/05/49(E)†	160,000	222,756
Banque Federative du Credit Mutuel
4.47%, 10/28/35(E)†	290,000	373,041
Compagnie Generale de Geophysique - Veritas
7.50%, 05/15/15(E)	90,000	91,575
Credit Agricole SA
4.13%, 11/09/49(E)†	500,000	635,227
Dexia Credit Local
4.30%, 11/18/49(E)†	500,000	640,525
Europcar Groupe SA
8.13%, 05/15/14 144A(E)	74,000	98,957
Zlomrex International Finance SA
8.50%, 02/01/14(E)	200,000	187,989

		2,894,469

Germany — 1.2%
Bayerische Landesbank
5.75%, 10/23/17(E)Δ	550,000	807,324
HSH Nordbank AG
4.38%, 02/14/17(E)†	50,000	67,547
HT1 Funding GmbH
6.35%, 07/29/49(E)†	450,000	614,085

		1,488,956

Hungary — 0.9%
Hungary Government Bond
5.50%, 02/12/14(H)	210,000,000	1,107,290

Iceland — 0.1%
Kaupthing Bank HF
7.13%, 05/19/16 144A	150,000	137,723

Ireland — 0.5%
Ardagh Glass Finance PLC
7.13%, 06/15/17(E)	170,000	214,526
7.13%, 06/15/17 144A(E)	112,000	141,739
Smurfit Kappa Funding PLC
7.75%, 04/01/15(E)	200,000	282,713

		638,978

Israel — 1.5%
Israel Government Bond - Shahar
6.50%, 01/31/16(F)	6,600,000	1,845,394

Italy — 0.2%
BanCo Popolare Scarl
6.16%, 06/29/49(E)†	200,000	268,752

Japan — 2.2%
Japanese 20-Year Government Bond
2.10%, 03/20/27(J)	133,000,000	1,196,074
Japanese 30-Year Government Bond
2.30%, 12/20/36(J)	123,000,000	1,092,966
Resona Bank, Ltd.
5.99%, 08/10/49(U)†	250,000	483,194

		2,772,234

Jersey — 0.3%
RZB Finance Jersey IV, Ltd.
5.17%, 05/16/16(E)†	250,000	320,299

Luxembourg — 2.8%
Basell AF SCA
8.38%, 08/15/15 144A	200,000	162,500
Fortis Hybrid Financing
5.13%, 06/29/49(E)†	250,000	324,134
Gaz Capital for Gazprom
6.21%, 11/22/16 144A	200,000	192,380
6.51%, 03/07/22 144A	140,000	133,448
Hayes Lemmerz Finance Luxembourg SA
8.25%, 06/15/15 144A(E)	82,000	106,941
HSH Nordbank Luxembourg
7.41%, 06/30/49(E)†	450,000	640,771
Kuznetski Capital for Bank of Moscow
6.81%, 05/10/17†	271,000	246,892
Lecta SA
7.20%, 02/15/14 144A(E)†	102,000	132,085
RSHB Capital SA for OJSC Russian Agricultural Bank
7.18%, 05/16/13 144A	150,000	154,320
6.97%, 09/21/16†	100,000	98,555
6.30%, 05/15/17 144A	386,000	366,700
TNK-BP Finance SA
7.50%, 07/18/16 144A	250,000	242,812
Tyco International Group SA
6.38%, 10/15/11	90,000	93,218
UBS Luxembourg SA for OJSC Vimpel Communications
8.25%, 05/23/16	255,000	256,441
Wind Acquisition Finance SA
9.75%, 12/01/15 144A(E)	200,000	315,278

		3,466,475

Mexico — 2.7%
Axtel SAB de CV
7.63%, 02/01/17 144AΔ	490,000	491,225
7.63%, 02/01/17	20,000	20,050
See Notes to Financial Statements.

Global Bond Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Mexican Bonos
8.00%, 12/19/13(M)	$15,320,000	$1,405,207
8.00%, 12/17/15(M)	16,800,000	1,524,411

		3,440,893

Netherlands — 5.1%
ABN Amro Bank NV
4.31%, 02/10/49(E)†	595,000	736,527
Arpeni Pratama Ocean Line Investment BV
8.75%, 05/03/13	160,000	148,800
Carlson Wagonlit BV
10.36%, 05/01/15 144A(E)†	200,000	298,723
Clondalkin Acquisition BV
6.73%, 12/15/13 144A(E)†	66,000	91,659
Clondalkin Industries BV
8.00%, 03/15/14 144A(E)	150,000	210,798
Deutsche Telekom International Finance BV
5.75%, 03/23/16	80,000	80,205
ELM BV for Swiss Life Insurance & Pension Group
5.85%, 04/12/49(E)†	300,000	399,236
ELM BV for Swiss Reinsurance Co.
5.25%, 05/25/49(E)†	400,000	529,904
GMAC International Finance BV
5.75%, 05/21/10(E)	1,052,000	1,341,627
Impress Holdings BV
7.33%, 09/15/13 144A(E)†	200,000	290,629
9.25%, 09/15/14 144A(E)	150,000	225,146
Lukoil International Finance BV
6.36%, 06/07/17	320,000	305,696
NXP BV
9.50%, 10/15/15Δ	75,000	68,906
OI European Group BV
6.88%, 03/31/17 144A(E)	120,000	169,521
SNS Reaal
6.26%, 03/17/38(E)†	260,000	347,975
TuranAlem Finance BV
7.13%, 12/21/09(U)Δ	650,000	1,182,734

		6,428,086

Panama — 0.4%
Republic of Panama
9.38%, 04/01/29	80,000	109,800
6.70%, 01/26/36	355,000	376,300

		486,100

Peru — 0.1%
Republic of Peru
7.35%, 07/21/25	40,000	45,800
6.55%, 03/14/37	19,000	19,903

		65,703

Russia — 1.7%
OAO Gazprom
6.79%, 10/29/09(R)	10,040,000	409,968
7.00%, 10/27/11(R)	3,350,000	137,078
Russian Agricultural Bank
9.50%, 02/11/11 144A(R)	16,277,500	663,340
Russian Federation
7.50%, 03/31/30 STEP	774,180	888,203

		2,098,589

South Africa — 0.4%
Edcon Holdings Proprietary, Ltd.
10.23%, 06/15/15 144A(E)†	224,000	258,755
New Reclamation Group (Proprietary), Ltd.
8.13%, 02/01/13 144A(E)	153,040	217,322

		476,077

Sweden — 0.2%
Corral Finans AB
6.23%, 04/15/10 PIK 144A(E)†	142,000	190,675

Thailand — 0.4%
True Move Co., Ltd.
10.75%, 12/16/13 144A	461,000	467,915

Turkey — 4.3%
Republic of Turkey
14.00%, 01/19/11(L)	4,920,000	3,978,390
6.88%, 03/17/36	1,485,000	1,466,438

		5,444,828

United Kingdom — 3.8%
Ashtead Holdings PLC
8.63%, 08/01/15 144AΔ	160,000	140,800
FCE Bank PLC
5.73%, 09/30/09(E)†	470,000	632,836
7.13%, 01/16/12(E)	200,000	253,988
First Hydro Finance PLC
9.00%, 07/31/21(U)	100,000	229,417
Royal Bank of Scotland Group PLC
7.09%, 10/29/49(E)†	500,000	728,376
United Kingdom Gilt
4.25%, 03/07/11(U)	1,000,000	1,979,895
Virgin Media Finance PLC
9.75%, 04/15/14(U)	100,000	192,471
9.13%, 08/15/16	625,000	621,875

		4,779,658

Venezuela — 1.1%
Petrozuata Finance, Inc.
8.22%, 04/01/17 144A	376,000	389,160
8.22%, 04/01/17	100,000	103,500
Republic of Venezuela
8.50%, 10/08/14	26,000	25,155
5.75%, 02/26/16	835,000	674,388
9.38%, 01/13/34Δ	207,000	206,482

		1,398,685

Virgin Islands (British) — 0.3%
GTL Trade Finance, Inc.
7.25%, 10/20/17 144A	309,000	314,167

Total Foreign Bonds (Cost $54,388,449)		55,247,637

MORTGAGE-BACKED SECURITIES — 21.4%
Bayview Commercial Asset Trust
5.02%, 07/25/36 144A†	325,596	296,549

See Notes to Financial Statements.

	Par	Value
Countrywide Alternative Loan Trust
5.18%, 07/20/35†	$631,116	$595,190
Countrywide Home Loan Mortgage Pass-Through Trust
5.27%, 09/25/35 144A†	775,624	753,065
Federal Home Loan Bank
5.50%, 12/17/37	3,400,000	3,389,392
Federal Home Loan Mortgage Corporation
6.00%, 12/19/37	2,400,000	2,435,841
Federal National Mortgage Association
5.00%, 01/01/23 TBA	1,300,000	1,301,219
5.50%, 01/01/23 TBA	1,300,000	1,316,656
5.00%, 01/01/28 TBA	7,900,000	7,707,438
6.50%, 01/01/28 TBA	500,000	513,906
6.50%, 10/01/36	699,278	718,887
6.00%, 11/01/37	498,673	506,432
5.50%, 01/01/38 TBA	1,000,000	998,750
6.00%, 01/14/38 TBA	1,700,000	1,726,030
Government National Mortgage Association
6.50%, 01/22/30 TBA	800,000	826,000
6.00%, 01/01/38 TBA	1,200,000	1,228,500
MASTR Adjustable Rate Mortgages Trust
5.73%, 12/25/46†	837,996	787,397
MASTR Reperforming Loan Trust
5.22%, 05/25/35 144A†	802,288	748,742
Thornburg Mortgage Securities Trust
5.04%, 01/25/36†	952,609	921,485

Total Mortgage-Backed Securities (Cost $26,965,185)		26,771,479

	Number of Contracts
PURCHASED OPTIONS — 0.2%
Call Options — 0.0%
90-Day Sterling Futures, Strike Price $94.75, Expires 03/19/08	98	7,315
90-Day Sterling Futures. Strike Price $94.75, Expires 06/18/08	55	30,108
90-Day Sterling Futures. Strike Price $94.75, Expires 09/17/08	6	6,196

		43,619

Put Option — 0.2%
U.S. Dollar vs. Japanese Yen, Strike Price $ 116.20, Expires 01/18/08	6,200,000	257,885

Total Purchased Options (Cost $163,695)		301,504

	Shares	Value
MONEY MARKET FUNDS — 24.5%
GuideStone Money Market Fund (GS4 Class)¥	7,716,856	$7,716,856
Northern Institutional Liquid Assets Portfolio§	23,025,505	23,025,505

Total Money Market Funds (Cost $30,742,361)		30,742,361

	Par
U.S. TREASURY OBLIGATIONS — 4.9%
U.S. Treasury Bonds
6.25%, 05/15/30Δ	$570,000	711,521
4.50%, 02/15/36Δ	785,000	789,232
4.75%, 02/15/37Δ	1,600,000	1,675,001

		3,175,754

U.S. Treasury Inflationary Index Bonds
2.00%, 01/15/16Δ	900,000	972,523
3.88%, 04/15/29Δ	600,000	1,025,699

		1,998,222

U.S. Treasury Notes
4.50%, 04/30/12Δ	30,000	31,348
4.50%, 05/15/17Δ	920,000	953,853

		985,201

Total U.S. Treasury Obligations (Cost $5,850,155)		6,159,177

TOTAL INVESTMENTS — 127.4% (Cost $159,891,673)		159,691,742
Liabilities in Excess of Other Assets — (27.4)%		(34,359,079)

NET ASSETS — 100.0%		$125,332,663

PORTFOLIO SUMMARY (based on net assets)

%
Foreign Bonds	44.1
Futures Contracts	29.5
Corporate Bonds	28.1
Money Market Funds	24.5
Mortgage-Backed Securities	21.4
U.S. Treasury Obligations	4.9
Asset-Backed Securities	4.0
Agency Obligation	0.2
Purchased Options	0.2
Forward Foreign Currency Contracts	(6.5)

150.4

See Notes to Financial Statements.

Equity Index Fund

The Equity Index Fund is a passively managed fund benchmarked against the S&P 500® Index. The Fund is comprised of domestic, large-cap equity stocks with both value and growth-style orientations. The objective of the Fund is to closely replicate the performance of the S&P 500® Index within the investment guidelines. The Fund met its performance objective by posting a return of 4.95% for the GS4 Class for the one-year period, compared to a 5.49% return for the S&P 500® Index. The return differential was primarily a result of fund expenses and to a lesser extent social restrictions. On an annualized three-year, five-year and since-inception basis, the Fund has generally lagged the Index by about 45 basis points a year which is within expectations.

Please see page 126 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Equity Index Fund

Average Annual Total Returns as of 12/31/07

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	5.19%	4.95%	4.38%	5.49%
Five Year	12.55%	12.36%	12.14%	12.83%
Since Inception	4.89%	4.85%	4.65%	5.29%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the S&P 500® Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Equity Index Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
COMMON STOCKS — 97.5%
Auto & Transportation — 2.3%
Burlington Northern Santa Fe Corporation	11,900	$990,437
CH Robinson Worldwide, Inc.	6,800	368,016
CSX Corporation	16,800	738,864
Expeditors International Washington, Inc.	8,500	379,780
FedEx Corporation	12,300	1,096,791
Ford Motor Co.Δ*	85,027	572,232
General Motors CorporationΔ	22,400	557,536
Genuine Parts Co.	6,800	314,840
Goodyear Tire & Rubber Co. (The)Δ*	9,300	262,446
Harley-Davidson, Inc.	9,600	448,416
Norfolk Southern Corporation	15,400	776,776
PACCAR, Inc.	14,768	804,560
Southwest Airlines Co.	29,600	361,120
Union Pacific Corporation	10,500	1,319,010
United Parcel Service, Inc. Class B	41,700	2,949,024

		11,939,848

Consumer Discretionary — 10.2%
Allied Waste Industries, Inc.Δ*	11,000	121,220
Amazon.com, Inc.*	12,284	1,137,990
Apollo Group, Inc. Class A*	5,621	394,313
AutoNation, Inc.Δ*	5,425	84,956
AutoZone, Inc.Δ*	1,800	215,838
Avon Products, Inc.	17,200	679,916
Bed Bath & Beyond, Inc.*	10,600	311,534
Best Buy Co., Inc.	13,925	733,151
Big Lots, Inc.*	3,600	57,564
Black & Decker CorporationΔ	2,500	174,125
Carnival Corporation	17,300	769,677
CBS Corporation Class B	27,100	738,475
Cintas Corporation	5,500	184,910
Circuit City Stores, Inc.Δ	5,800	24,360
Clear Channel Communications, Inc.	20,000	690,400
Coach, Inc.*	14,800	452,584
Convergys CorporationΔ*	5,400	88,884
Costco Wholesale Corporation	17,300	1,206,848
Darden Restaurants, Inc.	5,750	159,333
Dillard’s, Inc. Class AΔ	2,300	43,194
DIRECTV Group, Inc. (The)*	28,500	658,920
Donnelley (R.R.) & Sons Co.	8,900	335,886
Eastman Kodak Co.Δ	11,500	251,505
eBay, Inc.*	45,200	1,500,188
Electronic Arts, Inc.*	12,400	724,284
Estee Lauder Cos., Inc. Class A	4,500	196,245
Expedia, Inc.Δ*	8,039	254,193
Family Dollar Stores, Inc.Δ	5,600	107,688
GameStop Corporation Class A*	6,300	391,293
Gannett Co., Inc.	9,300	362,700
Gap, Inc. (The)	18,600	395,808
Google, Inc.*	9,235	6,385,818
Harman International Industries, Inc.Δ	2,400	176,904
Hasbro, Inc.	5,800	148,364
Home Depot, Inc. (The)	66,920	1,802,825
IAC InterActiveCorpΔ*	7,600	204,592
International Flavors & Fragrances, Inc.	3,200	154,016
Interpublic Group Cos., Inc.Δ*	18,948	153,668
Jones Apparel Group, Inc.Δ	3,400	54,366
Kimberly-Clark Corporation	16,800	1,164,912
Kohl’s Corporation*	12,500	572,500
Leggett & Platt, Inc.Δ	7,000	122,080
Limited BrandsΔ	12,600	238,518
Liz Claiborne, Inc.Δ	4,108	83,598
Lowe’s Cos., Inc.Δ	58,300	1,318,746
Macy’s, Inc.	17,212	445,274
Marriott International, Inc. Class A	12,500	427,250
Mattel, Inc.	14,500	276,080
McDonald’s Corporation	47,200	2,780,552
McGraw-Hill Co., Inc. (The)	13,100	573,911
Meredith Corporation	1,600	87,968
Monster Worldwide, Inc.Δ*	5,200	168,480
New York Times Co. Class AΔ	5,700	99,921
Newell Rubbermaid, Inc.Δ	11,100	287,268
NIKE, Inc. Class BΔ	15,300	982,872
Nordstrom, Inc.Δ	7,500	275,475
Office Depot, Inc.*	11,000	153,010
OfficeMax, Inc.	3,000	61,980
Omnicom Group, Inc.	13,000	617,890
Penney (JC) Co., Inc.	8,900	391,511
Polo Ralph Lauren Corporation	2,400	148,296
RadioShack Corporation	5,200	87,672
Robert Half International, Inc.Δ	6,600	178,464
Scripps Co. (E.W.) Class AΔ	3,500	157,535
Sears Holdings CorporationΔ*	2,889	294,822
Snap-On, Inc.	2,400	115,776
Stanley Works (The)	3,300	159,984
Staples, Inc.	28,300	652,881
Starbucks Corporation*	29,100	595,677
Starwood Hotels & Resorts Worldwide, Inc.	7,900	347,837
Target Corporation	33,100	1,655,000
Tiffany & Co.	5,500	253,165
Time Warner, Inc.	144,200	2,380,742
TJX Cos., Inc.	17,400	499,902
VeriSign, Inc.Δ*	8,800	330,968
VF Corporation	3,500	240,310
Wal-Mart Stores, Inc.	94,200	4,477,326
Walt Disney Co. (The)	75,902	2,450,117
Washington Post Co..	231	182,820
Waste Management, Inc.	20,600	673,002
Wendy’s International, Inc.	3,600	93,024
Whirlpool CorporationΔ	3,095	252,619
Wyndham Worldwide Corporation	7,180	169,161
Yahoo!, Inc.*	53,400	1,242,084
Yum! Brands, Inc.	20,300	776,881

		52,074,396

Consumer Staples — 6.2%
Campbell Soup Co.	8,900	317,997
Clorox Co.	5,500	358,435
Coca-Cola Co. (The)	79,500	4,878,915
Coca-Cola Enterprises, Inc.	11,400	296,742
Colgate-Palmolive Co.	20,200	1,574,792
ConAgra Foods, Inc.	19,400	461,526
Dean Foods Co.Δ*	5,200	134,472
General Mills, Inc.	13,200	752,400
Heinz (H.J.) Co.	12,800	597,504
Hershey Co. (The)	6,700	263,980
Kellogg Co.	10,500	550,515

See Notes to Financial Statements.

	Shares	Value
Kraft Foods, Inc. Class A	62,000	$2,023,060
Kroger Co.	27,800	742,538
McCormick & Co., Inc.Δ	5,100	193,341
Pepsi Bottling Group, Inc.Δ	5,300	209,138
PepsiCo, Inc.	64,340	4,883,406
Procter & Gamble Co.	124,017	9,105,328
Safeway, Inc.	17,400	595,254
Sara Lee Corporation	28,700	460,922
SUPERVALU, Inc.Δ	8,348	313,217
SYSCO Corporation	24,200	755,282
Tyson Foods, Inc. Class A	10,700	164,031
Walgreen Co.	39,400	1,500,352
Whole Foods Market, Inc.Δ	5,500	224,400
Wrigley (W.M.), Jr. Co.	8,625	504,994

		31,862,541

Financial Services — 18.5%
ACE, Ltd.	13,100	809,318
AFLAC, Inc.	19,300	1,208,759
Allstate Corporation (The)	22,752	1,188,337
AMBAC Financial Group, Inc.Δ	4,100	105,657
American Capital Strategies, Ltd.Δ	7,400	243,904
American Express Co.	46,600	2,424,132
American International Group, Inc.	101,092	5,893,664
Ameriprise Financial, Inc.	9,240	509,216
AON Corporation	11,700	557,973
Apartment Investment & Management Co. Class A REITΔ	3,800	131,974
Assurant, Inc.Δ	3,800	254,220
Automatic Data Processing, Inc.	21,100	939,583
AvalonBay Communities, Inc. REITΔ	3,100	291,834
Bank of America Corporation	177,363	7,317,997
Bank of New York Mellon Corporation	45,062	2,197,242
BB&T Corporation	22,000	674,740
Bear Stearns Cos., Inc. (The)Δ	4,610	406,833
Block (H&R), Inc.	12,800	237,696
Boston Properties, Inc. REITΔ	4,700	431,507
Capital One Financial Corporation	15,537	734,279
CB Richard Ellis Group, Inc. Class AΔ*	7,800	168,090
Chubb Corporation	15,300	835,074
CIGNA Corporation	11,200	601,776
Cincinnati Financial Corporation	6,586	260,410
CIT Group, Inc.	7,600	182,628
Citigroup, Inc.	199,430	5,871,219
CME Group, Inc.	2,160	1,481,760
Comerica, Inc.Δ	6,100	265,533
Commerce Bancorp, Inc.	7,700	293,678
Countrywide Financial CorporationΔ	22,848	204,261
Developers Diversified Realty Corporation REITΔ	5,000	191,450
Discover Financial Services	19,100	288,028
E*TRADE Financial CorporationΔ*	17,500	62,125
Equifax, Inc.Δ	5,200	189,072
Equity Residential Properties Trust REIT	11,100	404,817
Fannie Mae	38,900	1,555,222
Federated Investors, Inc. Class B	3,600	148,176
Fidelity National Information Services, Inc.	6,700	278,653
Fifth Third Bancorp	21,194	532,605
First Horizon National CorporationΔ	5,200	94,380
Fiserv, Inc.*	6,600	366,234
Franklin Resources, Inc.	6,400	732,352
Freddie Mac	26,200	892,634
General Growth Properties, Inc. REIT	10,000	411,800
Genworth Financial, Inc. Class A	17,500	445,375
Goldman Sachs Group, Inc.	15,854	3,409,403
Hartford Financial Services Group, Inc.	12,500	1,089,875
Host Hotels & Resorts, Inc. REIT	20,700	352,728
Hudson City Bancorp, Inc.Δ	20,900	313,918
Huntington Bancshares, Inc.Δ	14,500	214,020
IntercontinentalExchange, Inc.*	2,800	539,000
Janus Capital Group, Inc.Δ	6,100	200,385
JPMorgan Chase & Co.	134,330	5,863,505
KeyCorp	15,600	365,820
Kimco Realty Corporation REITΔ	10,000	364,000
Legg Mason, Inc.	5,240	383,306
Lehman Brothers Holdings, Inc.	21,000	1,374,240
Leucadia National CorporationΔ	6,500	306,150
Lincoln National Corporation	10,719	624,033
Loews Corporation	17,600	885,984
M & T Bank Corporation	3,000	244,710
Marsh & McLennan Cos., Inc.	20,800	550,576
Marshall & Ilsley Corporation	10,300	272,744
MBIA, Inc.Δ	5,100	95,013
Merrill Lynch & Co., Inc.	34,280	1,840,150
MetLife, Inc.	29,400	1,811,628
MGIC Investment CorporationΔ	3,400	76,262
Moody’s CorporationΔ	8,500	303,450
Morgan Stanley	42,200	2,241,242
National City CorporationΔ	25,057	412,438
Northern Trust Corporation	8,100	620,298
NYSE Euronext	10,500	921,585
Paychex, Inc.Δ	13,300	481,726
Plum Creek Timber Co., Inc. REITΔ	7,000	322,280
PNC Financial Services Group, Inc.	13,700	899,405
Principal Financial Group	10,500	722,820
Progressive Corporation (The)	27,896	534,487
ProLogis REIT	10,200	646,476
Prudential Financial, Inc.Δ	18,200	1,693,328
Public Storage REIT	4,925	361,544
Regions Financial Corporation	27,829	658,156
Ryder System, Inc.Δ	2,300	108,123
Safeco Corporation	3,800	211,584
Schwab (Charles) Corporation (The)	37,506	958,278
Simon Property Group, Inc. REITΔ	8,900	773,054
SLM Corporation*	20,600	414,884
Sovereign Bancorp, Inc.Δ	14,265	162,621

See Notes to Financial Statements.

Equity Index Fund
SCHEDULE OF INVESTMENTS (Continued)	December 31, 2007

	Shares	Value
State Street CorporationΔ	15,400	$1,250,480
SunTrust Banks, Inc.	13,800	862,362
Synovus Financial Corporation	13,200	317,856
T. Rowe Price Group, Inc.	10,500	639,240
Torchmark Corporation	3,800	230,014
Travelers Cos., Inc.	25,756	1,385,673
Unum Group	14,300	340,197
US Bancorp	68,400	2,171,016
Vornado Realty Trust REITΔ	5,300	466,135
Wachovia CorporationΔ	78,783	2,996,116
Washington Mutual, Inc.Δ	34,646	471,532
Wells Fargo & Co.	134,060	4,047,271
Western Union Co.	29,917	726,385
XL Capital, Ltd. Class A	7,200	362,232
Zions BancorporationΔ	4,300	200,767

		94,408,722

Healthcare — 12.2%
Abbott Laboratories	61,300	3,441,995
Aetna, Inc.	20,200	1,166,146
Allergan, Inc.	12,230	785,655
AmerisourceBergen Corporation	7,144	320,551
Amgen, Inc.*	43,065	1,999,939
Bard (C.R.), Inc.	4,100	388,680
Baxter International, Inc.	25,300	1,468,665
Becton Dickinson & Co.	9,700	810,726
Biogen Idec, Inc.*	11,530	656,288
Boston Scientific Corporation*	52,800	614,064
Bristol-Myers Squibb Co.	78,400	2,079,168
Cardinal Health, Inc.	14,479	836,162
Celgene Corporation*	15,600	720,876
Conventry Health Care, Inc.*	6,230	369,128
Covidien, Ltd.	19,746	874,550
CVS Caremark Corporation	58,627	2,330,423
Eli Lilly & Co.	39,100	2,087,549
Express Scripts, Inc.*	10,238	747,374
Forest Laboratories, Inc.*	12,500	455,625
Genzyme Corporation*	10,500	781,620
Gilead Sciences, Inc.*	36,900	1,697,769
Hospira, IncΔ*	6,350	270,764
Humana, Inc.*	6,700	504,577
IMS Health, Inc.	7,700	177,408
Johnson & Johnson	114,190	7,616,473
King Pharmaceuticals, Inc.*	9,900	101,376
Laboratory Corporation of America HoldingsΔ*	4,700	354,991
McKesson Corporation	11,700	766,467
Medco Health Solutions, Inc.*	10,676	1,082,546
Medtronic, Inc.	45,000	2,262,150
Merck & Co., Inc.	86,900	5,049,759
Millipore Corporation*	2,200	160,996
Mylan Laboratories, Inc.Δ*	11,500	161,690
Patterson Cos., Inc.Δ*	5,600	190,120
Pfizer, Inc.	273,083	6,207,177
Quest Diagnostics, Inc.Δ	6,200	327,980
Schering-Plough Corporation	64,200	1,710,288
St. Jude Medical, Inc.*	13,500	548,640
Stryker Corporation	9,400	702,368
Tenet Healthcare CorporationΔ*	19,150	97,282
Thermo Fisher Scientific, Inc.*	16,910	975,369
UnitedHealth Group, Inc.	51,600	3,003,120
Varian Medical Systems, Inc.*	5,100	266,016
Watson Pharmaceuticals, Inc.Δ*	4,100	111,274
WellPoint, Inc.*	22,612	1,983,751
Wyeth	53,300	2,355,327
Zimmer Holdings, Inc.*	9,420	623,133

		62,243,995

Integrated Oils — 7.8%
Chevron Corporation	84,441	7,880,898
ConocoPhillips	64,058	5,656,321
Exxon Mobil Corporation	218,044	20,428,542
Hess Corporation	11,000	1,109,460
Marathon Oil Corporation	28,284	1,721,364
Murphy Oil Corporation	7,500	636,300
Occidental Petroleum Corporation	32,900	2,532,971

		39,965,856

Materials & Processing — 4.1%
Air Products & Chemicals, Inc.	8,500	838,355
Alcoa, Inc.	33,800	1,235,390
Allegheny Technologies, Inc.	4,100	354,240
Archer-Daniels-Midland Co.	25,527	1,185,219
Ashland, Inc.	2,200	104,346
Avery Dennison CorporationΔ	4,100	217,874
Ball Corporation	4,192	188,640
Bemis Co.	4,300	117,734
Dow Chemical Co. (The)	37,700	1,486,134
du Pont (E.I.) de Nemours & Co.	35,855	1,580,847
Eastman Chemical Co.	3,200	195,488
Ecolab, Inc.	6,900	353,349
Fluor Corporation	3,500	510,020
Freeport-McMoRan Copper & Gold, Inc.	15,162	1,553,195
Hercules, Inc.	4,600	89,010
International Paper Co.	17,035	551,593
Jacobs Engineering Group, Inc.Δ*	4,800	458,928
Masco Corporation	14,700	317,667
MeadWestvaco Corporation	7,245	226,769
Monsanto Co.	21,720	2,425,907
Newmont Mining Corporation	17,900	874,057
Nucor Corporation	11,400	675,108
Pactiv Corporation*	5,300	141,139
PPG Industries, Inc.	6,500	456,495
Praxair, Inc.	12,680	1,124,843
Precision Castparts Corporation	5,400	748,980
Rohm & Haas Co.	5,100	270,657
Sealed Air Corporation	6,600	152,724
Sherwin-Williams Co.	4,100	237,964
Sigma-Aldrich Corporation	5,200	283,920
Titanium Metals CorporationΔ	3,500	92,575
Trane, Inc.	6,800	317,628
United States Steel Corporation	4,700	568,277
Vulcan Materials Co.Δ	4,200	332,178
Weyerhaeuser Co.	8,560	631,214

		20,898,464

Other — 4.4%
3M Co.	28,400	2,394,688
Brunswick CorporationΔ	3,500	59,675
Eaton Corporation	5,800	562,310
General Electric Co.	403,000	14,939,210
Honeywell International, Inc.	29,600	1,822,472
ITT Industries, Inc.	7,200	475,488
Johnson Controls, Inc.	23,476	846,075

See Notes to Financial Statements.

	Shares	Value
Textron, Inc.	9,900	$705,870
Tyco International, Ltd.	19,746	782,929

		22,588,717

Other Energy — 5.0%
Anadarko Petroleum Corporation	18,400	1,208,696
Apache Corporation	13,148	1,413,936
Baker Hughes, Inc.	12,700	1,029,970
BJ Services Co.	11,700	283,842
Chesapeake Energy Corporation	17,800	697,760
Consol Energy, Inc.Δ	7,300	522,096
Devon Energy Corporation	17,700	1,573,707
Dynegy, Inc. Class A*	19,424	138,687
El Paso Corporation	28,600	493,064
ENSCO International, Inc.	5,800	345,796
EOG Resources, Inc.	9,700	865,725
Exterran Holdings, Inc.*	13	1,063
Halliburton Co.	35,275	1,337,275
Nabors Industries, Ltd.Δ*	11,200	306,768
National Oilwell Varco, Inc.*	14,400	1,057,824
Noble Corporation	10,600	599,006
Noble Energy, Inc.	6,800	540,736
Peabody Energy Corporation	10,600	653,384
Range ResourcesCorporationΔ	4,500	231,120
Rowan Cos., Inc.	4,400	173,624
Schlumberger, Ltd.	47,900	4,711,923
Smith International, Inc.	8,000	590,800
Sunoco, Inc.	4,700	340,468
Tesoro CorporationΔ	5,500	262,350
Transocean, Inc.*	12,800	1,832,273
Valero Energy Corporation	22,100	1,547,663
Weatherford International, Ltd.*	13,698	939,683
Williams Cos., Inc.	23,800	851,564
XTO Energy, Inc.	19,082	980,077

		25,530,880

Producer Durables — 4.9%
Agilent Technologies, Inc.*	15,300	562,122
American Tower Corporation Class A*	16,100	685,860
Applied Materials, Inc.	54,600	969,696
Boeing Co. (The)	31,000	2,711,260
Caterpillar, Inc.	25,300	1,835,768
Centex Corporation	4,800	121,248
Cooper Industries, Ltd. Class A	7,300	386,024
Cummins, Inc.	4,100	522,217
Danaher Corporation	9,900	868,626
Deere & Co.	17,600	1,638,912
Dover Corporation	8,200	377,938
DR Horton, Inc.Δ	11,200	147,504
Emerson Electric Co.	31,400	1,779,124
Goodrich Corporation	5,000	353,050
Grainger (W.W.), Inc.	2,700	236,304
Illinois Tool Works, Inc.	16,600	888,764
Ingersoll-Rand Co., Ltd. Class A	11,300	525,111
KB HomeΔ	3,100	66,960
KLA-Tencor CorporationΔ	7,200	346,752
Lennar Corporation Class AΔ	5,600	100,184
Lexmark International, Inc.Δ*	3,800	132,468
Lockheed Martin Corporation	13,800	1,452,588
Manitowoc Co., Inc.Δ	5,000	244,150
Molex, Inc.	5,750	156,975
Northrop Grumman
Corporation	13,556	1,066,044
Novellus Systems, Inc.Δ*	4,600	126,822
Pall Corporation	4,800	193,536
Parker Hannifin Corporation	6,650	500,812
Pitney Bowes, Inc.	8,800	334,752
Pulte Homes, Inc.Δ	8,608	90,728
Raytheon Co.	17,300	1,050,110
Rockwell Collins, Inc.	6,600	475,002
Teradyne, Inc.*	6,900	71,346
Terex Corporation*	4,100	268,837
United Technologies
Corporation	39,300	3,008,022
Waters Corporation*	4,000	316,280
Xerox Corporation	37,100	600,649

		25,212,545

Technology — 14.2%
Adobe Systems, Inc.*	23,100	987,063
Advanced Micro Devices, Inc.Δ*	24,300	182,250
Affiliated Computer Services, Inc. Class A*	4,100	184,910
Akamai Technologies, Inc.Δ*	6,700	231,820
Altera CorporationΔ	13,300	256,956
Analog Devices, Inc.	12,100	383,570
Apple, Inc.*	35,000	6,932,800
Applera Corporation-Applied Biosystems GroupΔ	7,100	240,832
Autodesk, Inc.*	9,060	450,826
BMC Software, Inc.*	7,900	281,556
Broadcom Corporation Class A*	18,550	484,897
CA, Inc.	15,570	388,471
Ciena CorporationΔ*	3,528	120,340
Cisco Systems, Inc.*	242,200	6,556,354
Citrix Systems, Inc.*	7,400	281,274
Cognizant Technology Solutions Corporation Class A*	11,600	393,704
Computer Sciences Corporation*	6,900	341,343
Compuware Corporation*	11,400	101,232
Corning, Inc.	62,300	1,494,577
Dell, Inc.*	89,300	2,188,743
Electronic Data Systems Corporation	20,200	418,746
EMC Corporation	83,100	1,539,843
General Dynamics Corporation	16,100	1,432,739
Hewlett-Packard Co.	103,102	5,204,589
Intel Corporation	233,700	6,230,442
International Business Machines Corporation	54,800	5,923,880
Intuit, Inc.*	13,400	423,574
Jabil Circuit, Inc.	8,100	123,687
JDS Uniphase Corporation*	8,475	112,717
Juniper Networks, Inc.*	21,000	697,200
L-3 Communications Holdings, Inc.	5,000	529,700
Linear Technology CorporationΔ	8,800	280,104
LSI CorporationΔ*	29,000	153,990
MEMC Electronic Materials, Inc.Δ*	9,100	805,259
Microchip Technology, Inc.Δ	8,600	270,212
Micron Technology, Inc.Δ*	30,000	217,500
Microsoft Corporation	320,430	11,407,308

See Notes to Financial Statements.

Equity Index Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Motorola, Inc.	91,100	$1,461,244
National Semiconductor Corporation	9,500	215,080
Network Appliance, Inc.*	13,700	341,952
Novell, Inc.*	14,400	98,928
Nvidia Corporation*	22,050	750,141
Oracle Corporation*	156,700	3,538,286
PerkinElmer, Inc.	4,800	124,896
QLogic Corporation*	5,400	76,680
QUALCOMM, Inc.	65,600	2,581,360
Rockwell Automation, Inc.	5,900	406,864
SanDisk Corporation*	9,100	301,847
Sun Microsystems, Inc.*	32,800	594,664
Symantec Corporation*	35,270	569,258
Tellabs, Inc.Δ*	17,900	117,066
Teradata Corporation*	7,300	200,093
Texas Instruments, Inc.	55,700	1,860,380
Tyco Electronics, Ltd.	19,746	733,169
Unisys CorporationΔ*	13,900	65,747
Xilinx, Inc.	11,900	260,253

		72,552,916

Utilities — 7.7%
AES Corporation*	26,500	566,835
Allegheny Energy, Inc.	6,600	419,826
Ameren CorporationΔ	8,200	444,522
American Electric Power Co., Inc.	15,800	735,648
AT&T, Inc.	241,872	10,052,200
Centerpoint Energy, Inc.	13,000	222,690
CenturyTel, Inc.	4,500	186,570
Citizens Communications Co.Δ	13,500	171,855
CMS Energy CorporationΔ	9,000	156,420
Comcast Corporation Class A*	122,472	2,236,339
Consolidated Edison, Inc.	10,700	522,695
Constellation Energy Group, Inc.	7,100	727,963
Dominion Resources, Inc.Δ	23,040	1,093,248
DTE Energy Co.	6,800	298,928
Duke Energy Corporation	49,968	1,007,855
Edison International	12,900	688,473
Embarq Corporation	6,044	299,359
Entergy Corporation	7,952	950,423
Exelon Corporation	26,524	2,165,419
FirstEnergy Corporation	12,084	874,157
FPL Group, Inc.	16,100	1,091,258
Integrys Energy Group, Inc.	3,100	160,239
Nicor, Inc.Δ	1,900	80,465
NiSource, Inc.	11,000	207,790
Pepco Holdings, Inc.	7,800	228,774
PG&E CorporationΔ	14,000	603,260
Pinnacle West Capital CorporationΔ	4,000	169,640
PPL Corporation	15,200	791,768
Progress Energy, Inc.	10,300	498,829
Public Service Enterprise Group, Inc.	10,100	992,224
Questar Corporation	6,800	367,880
Qwest Communications International, Inc.Δ	63,300	443,733
Sempra Energy	10,400	643,552
Southern Co. (The)	30,000	1,162,500
Spectra Energy Corporation	25,084	647,669
Sprint Nextel Corporation	112,793	1,480,972
TECO Energy, Inc.Δ	8,600	148,006
Verizon Communications, Inc.	114,974	5,023,214
Windstream CorporationΔ	18,899	246,065
Xcel Energy Inc.	16,700	376,919

		39,186,182

Total Common Stocks (Cost $362,366,720)		498,465,062

MONEY MARKET FUNDS — 8.2%
GuideStone Money Market Fund (GS4 Class)¥	11,620,260	11,620,260
Northern Institutional Liquid Assets Portfolio§	30,414,276	30,414,276

Total Money Market Funds (Cost $42,034,536)		42,034,536

	Par
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills
3.90%, 01/17/08‡‡	$75,000	74,898
3.98%, 01/17/08‡‡	15,000	14,980
4.18%, 01/17/08‡‡	30,000	29,959
4.65%, 01/17/08‡‡	655,000	654,113

Total U.S. Treasury Obligations (Cost $773,434)		773,950

TOTAL INVESTMENTS — 105.9% (Cost $405,174,690)		541,273,548

	Shares
SECURITY SOLD SHORT — 0.0%
Financial Services — 0.0%
Synovus Financial Corporation
(Cost $(134,508))	(13,200)	(134,508)

Liabilities in Excess of Other Assets — (5.9)%		(29,979,476)

NET ASSETS — 100.0%		$511,159,564

PORTFOLIO SUMMARY (based on net assets)

	%
Financial Services	18.5
Technology	14.2
Healthcare	12.2
Consumer Discretionary	10.2
Money Market Funds	8.2
Integrated Oils	7.8
Utilities	7.7
Consumer Staples	6.2
Other Energy	5.0
Producer Durables	4.9
Other	4.4
Materials & Processing	4.1
Auto & Transportation	2.3
Futures Contracts	2.0
U.S. Treasury Obligations	0.2
Security Sold Short	0.0	**

	107.9

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

Real Estate Securities Fund

The Real Estate Securities Fund provides exposure to real estate by investing in public real estate securities with strong cash flow growth potential that provides the capacity for sustained dividend increases. The Fund is diversified among property sectors and geographical locations. The Fund became a registered mutual fund on December 29, 2006 but prior to that it was offered as an unregistered fund to eligible participants beginning in January 2006. The Fund’s sub-adviser, RREEF America LLC, has managed assets for GuideStone Financial Resources since April 2000. While the public real estate securities market corrected significantly in 2007, the Fund did manage to outperform its benchmark, the Dow Jones Wilshire Real Estate Securities Index, in 2007 by over 140 basis points (-16.23% versus -17.66%). The Fund was one of two funds that produced negative returns for the year. After posting a gain of 38.90% in 2006, the Fund generated the poorest absolute return among all funds during 2007 as public real estate securities fell from lofty levels amidst concerns of a slowing economy. The Fund remains ahead of its benchmark on an annualized three-year, five-year and since-inception basis.

Please see page 129 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

This fund invests substantial assets in Real Estate Investment Trusts (REITs) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Real Estate Securities Fund

Average Annual Total Returns as of 12/31/07

	GS4 Class*	Benchmark**
One Year	(16.23)%	(17.66)%
Since Inception	(15.77)%	(17.30)%
Inception Date	12/29/06	12/29/06

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Dow Jones Wilshire RESI Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Dow Jones Wilshire RESI Index is a capitalization weighted index designed to provide a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs).

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Real Estate Securities Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
COMMON STOCKS — 91.6%
Consumer Discretionary — 0.9%
Starwood Hotels & Resorts Worldwide, Inc.Δ	20,265	$892,268

Financial Services — 90.7%
Apartment Investment & Management Co. Class A REITΔ	65,450	2,273,078
AvalonBay Communities, Inc. REITΔ	61,850	5,822,559
BioMed Realty Trust, Inc. REITΔ	59,650	1,382,090
Boston Properties, Inc. REITΔ	37,850	3,475,008
BRE Properties, Inc. REITΔ	61,950	2,510,834
Brookfield Properties CorporationΔ	46,563	896,338
Colonial Properties Trust REIT	22,050	498,992
Digital Realty Trust, Inc. REITΔ	25,700	986,109
Douglas Emmett, Inc. REITΔ	100,500	2,272,305
Equity Lifestyle Properties, Inc. REITΔ	40,800	1,863,336
Equity Residential Properties Trust REIT	84,550	3,083,538
Essex Property Trust, Inc. REIT	1,050	102,364
Federal Realty Investors Trust REITΔ	41,950	3,446,192
FelCor Lodging Trust, Inc. REIT	52,750	822,372
General Growth Properties, Inc. REITΔ	118,250	4,869,535
HCP, Inc. REIT	26,700	928,626
Host Hotels & Resorts, Inc. REIT	280,777	4,784,440
LaSalle Hotel Properties REITΔ	30,550	974,545
LTC Properties, Inc. REITΔ	14,400	360,720
Macerich Co. (The) REITΔ	41,550	2,952,543
Nationwide Health Properties, Inc. REITΔ	74,000	2,321,380
Parkway Properties, Inc. REITΔ	10,300	380,894
ProLogis REIT	123,950	7,855,951
Public Storage REIT	39,330	2,887,215
Regency Centers Corporation REITΔ	56,150	3,621,114
Saul Centers, Inc. REITΔ	11,250	601,088
Senior Housing Properties Trust REITΔ	63,700	1,444,716
Simon Property Group, Inc. REIT	100,000	8,686,000
SL Green Realty Corporation REITΔ	30,200	2,822,492
Tanger Factory Outlet Centrs REITΔ	50,250	1,894,928
Taubman Centers, Inc. REITΔ	28,250	1,389,618
Ventas, Inc. REITΔ	47,350	2,142,588
Vornado Realty Trust REIT	84,038	7,391,142

		87,744,650

Total Common Stocks (Cost $108,375,053)		88,636,918

MONEY MARKET FUNDS — 46.1%
GuideStone Money Market Fund (GS4 Class)¥	7,559,511	7,559,511
Northern Institutional Liquid Assets Portfolio§	37,049,213	37,049,213

Total Money Market Funds (Cost $44,608,724)		44,608,724

	Par
U.S. TREASURY OBLIGATION — 0.6%
U.S. Treasury Bill
4.83%, 01/17/08‡‡
(Cost $548,864)	$550,000	549,255

TOTAL INVESTMENTS — 138.3% (Cost $153,532,641)		133,794,897
Liabilities in Excess of Other Assets — (38.3)%		(37,019,694)

NET ASSETS — 100.0%		$96,775,203

PORTFOLIO SUMMARY (based on net assets)
			%
Financial Services			90.7
Money Market Fund			46.1
Futures Contracts			8.1
Consumer Discretionary			0.9
U.S. Treasury Obligation			0.6

			146.4

See Notes to Financial Statements.

Value Equity Fund

The Value Equity Fund invests in a diversified portfolio of large and medium-size U.S. companies whose stocks are considered by the Fund’s investment managers to be attractive from a valuation perspective. After posting strong returns throughout this economic expansion, value-oriented investments took a backseat during 2007 in favor of more defensive, high-quality growth companies. The Fund, with a return of -1.39% for the GS4 Class, was one of only two GuideStone Funds to post negative returns for the year, with the other being the Real Estate Securities Fund. The Fund trailed its benchmark, the Russell 1000® Value Index -0.17% for the one-year period.

Please see page 135 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Value Equity Fund

Average Annual Total Returns as of 12/31/07

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	(1.18)%	(1.39)%	(1.61)%	(0.17)%
Five Year	14.25%	14.05%	13.71%	14.63%
Since Inception	7.31%	6.98%	6.80%	7.88%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-earnings-ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Value Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
COMMON STOCKS — 97.3%
Auto & Transportation — 2.5%
Autoliv, Inc.Δ	28,300	$1,491,693
Burlington Northern Santa Fe Corporation	104,800	8,722,504
CSX Corporation	146,400	6,438,672
FedEx Corporation	2,200	196,174
General Motors CorporationΔ	267,580	6,660,066
Norfolk Southern Corporation	59,600	3,006,224
Tidewater, Inc.Δ	174,200	9,556,612
TRW Automotive Holdings CorporationΔ*	91,100	1,903,990
Union Pacific Corporation	23,600	2,964,632

		40,940,567

Consumer Discretionary — 9.7%
Avon Products, Inc.	247,106	9,768,100
Best Buy Co., Inc.	35,100	1,848,015
Brinker International, Inc.Δ	97,700	1,911,012
Carnival Corporation	192,200	8,550,978
CBS Corporation Class B	26,000	708,500
Circuit City Stores, Inc.Δ	1,287,100	5,405,820
Clear Channel Communications, Inc.	15,700	541,964
Costco Wholesale Corporation	5,900	411,584
DIRECTV Group, Inc. (The)*	77,500	1,791,800
Dollar Tree Stores, Inc.*	32,400	839,808
eBay, Inc.*	89,700	2,977,143
Gannett Co., Inc.	128,500	5,011,500
Gap, Inc. (The)	222,700	4,739,056
Hasbro, Inc.	128,200	3,279,356
Hewitt Associates, Inc. Class AΔ*	91,200	3,492,048
Home Depot, Inc. (The)	129,988	3,501,877
Interpublic Group Cos., Inc.Δ*	361,100	2,928,521
Jack in the Box, Inc.Δ*	17,600	453,552
Kimberly-Clark Corporation	151,400	10,498,076
Macy’s, Inc.Δ	132,200	3,420,014
Mattel, Inc.	238,500	4,541,040
McDonald’s Corporation	260,800	15,363,728
NIKE, Inc. Class BΔ	54,600	3,507,504
Off ice Depot, Inc.*	87,000	1,210,170
Royal Caribbean Cruises, Ltd.Δ	131,981	5,601,273
Sears Holdings CorporationΔ*	3,200	326,560
Shaw Communications, Inc. Class BΔ	139,500	3,303,360
Sony Corporation ADRΔ	129,000	7,004,700
Stanley Works (The)	187,500	9,090,000
Time Warner Cable, Inc.*	2,400	66,240
Time Warner, Inc.	1,033,200	17,058,132
Wal-Mart Stores, Inc.	313,500	14,900,655
Walt Disney Co. (The)	45,600	1,471,968
Waste Management, Inc.	80,500	2,629,935
Wyndham Worldwide Corporation	94,330	2,222,415

		160,376,404

Consumer Staples — 4.7%
Clorox Co.	34,700	2,261,399
Coca-Cola Co. (The)	117,400	7,204,838
Colgate-Palmolive Co.	2,000	155,920
ConAgra Foods, Inc.	110,900	2,638,311
Dean Foods Co.*	6,471	167,340
General Mills, Inc.	75,500	4,303,500
Herbalife, Ltd.Δ	40,100	1,615,228
Kellogg Co.	2,800	146,804
Kraft Foods, Inc. Class A	806,900	26,329,147
Kroger Co.	164,000	4,380,440
Pepsi Bottling Group, Inc.	89,600	3,535,616
PepsiCo, Inc.	26,000	1,973,400
Procter & Gamble Co.	223,800	16,431,396
SYSCO Corporation	120,500	3,760,805
Whole Foods Market, Inc.Δ	77,730	3,171,384

		78,075,528

Financial Services — 24.0%
ACE, Ltd.	111,200	6,869,936
AFLAC, Inc.	1,700	106,471
Allstate Corporation (The)Δ	313,100	16,353,213
American Express Co.	234,100	12,177,882
American International Group, Inc.	433,250	25,258,475
AON Corporation	37,900	1,807,451
Assurant, Inc.Δ	55,000	3,679,500
AXIS Capital Holdings, Ltd.	97,000	3,780,090
Bank of America Corporation	822,534	33,937,753
Bank of New York Mellon Corporation	30,290	1,476,940
BB&T CorporationΔ	23,500	720,745
Bear Stearns Cos., Inc. (The)Δ	41,500	3,662,375
Capital One Financial Corporation	114,355	5,404,417
Chubb Corporation	216,400	11,811,112
CIGNA Corporation	71,900	3,863,187
Citigroup, Inc.	1,189,665	35,023,738
Comerica, Inc.	64,600	2,812,038
Countrywide Financial CorporationΔ	24,100	215,454
Credicorp, Ltd.	3,500	267,050
Discover Financial Services	19,550	294,814
Endurance Specialty Holdings, Ltd.Δ	84,700	3,534,531
Everest Re Group, Ltd.	36,600	3,674,640
Fairfax Financial Holdings, Ltd.Δ	6,200	1,774,006
Fannie Mae	309,900	12,389,802
Fifth Third Bancorp	184,700	4,641,511
Freddie Mac	285,400	9,723,578
Genworth Financial, Inc. Class A	299,709	7,627,594
Goldman Sachs Group, Inc.	42,065	9,046,078
Hartford Financial Services Group, Inc.	97,604	8,510,093
Janus Capital Group, Inc.Δ	50,900	1,672,065
Jones Lang LaSalle, Inc.Δ	32,800	2,334,048
JPMorgan Chase & Co.	962,312	42,004,919
KeyCorpΔ	129,000	3,025,050
Lehman Brothers Holdings, Inc.	22,000	1,439,680
Lincoln National Corporation	10,900	634,598
Loews CorporationΔ	18,000	906,120
Marsh & McLennan Cos., Inc.	21,900	579,693

See Notes to Financial Statements.

	Shares	Value
Merrill Lynch & Co., Inc.	27,600	$1,481,568
MetLife, Inc.	19,900	1,226,238
Morgan Stanley	327,911	17,415,353
National City Corporation	23,900	393,394
PNC Financial Services Group, Inc.	14,600	958,490
Principal Financial GroupΔ	50,900	3,503,956
Progressive Corporation (The)	29,600	567,136
Prudential Financial, Inc.	14,400	1,339,776
Regions Financial CorporationΔ	28,600	676,390
Reinsurance Group of America, Inc.Δ	4,500	236,160
Safeco Corporation	58,000	3,229,440
Simon Property Group, Inc. REIT	4,100	356,126
SLM Corporation*	342,400	6,895,936
State Street Corporation	3,500	284,200
SunTrust Banks, Inc.	78,600	4,911,714
Travelers Cos., Inc.	398,200	21,423,160
UnionBanCal Corporation	38,900	1,902,599
Unum Group	110,000	2,616,900
US Bancorp	71,600	2,272,584
W.R. Berkley Corporation	91,500	2,727,615
Wachovia Corporation	82,545	3,139,179
Washington Mutual, Inc.Δ	981,900	13,363,659
Wells Fargo & Co.	563,300	17,006,027
Western Union Co.	2,000	48,560
XL Capital, Ltd. Class AΔ	115,200	5,795,712

		396,812,519

Healthcare — 11.2%
Aetna, Inc.	328,800	18,981,624
AmerisourceBergen Corporation	85,600	3,840,872
Amgen, Inc.*	242,931	11,281,716
Baxter International, Inc.	201,500	11,697,075
Biogen Idec, Inc.*	9,800	557,816
Boston Scientific Corporation*	391,400	4,551,982
Bristol-Myers Squibb Co.	282,500	7,491,900
Cardinal Health, Inc.	51,500	2,974,125
Covidien, Ltd.	126,300	5,593,827
CVS Caremark Corporation	28,373	1,127,827
Eli Lilly & Co.	20,800	1,110,512
Express Scripts, Inc.*	21,500	1,569,500
Johnson & Johnson	75,300	5,022,510
McKesson Corporation	54,500	3,570,295
Merck & Co., Inc.	15,900	923,949
Millennium Pharmeceuticals, Inc.Δ*	430,800	6,453,384
Mylan Laboratories, Inc.Δ*	580,200	8,157,612
Omnicare, Inc.Δ	288,500	6,580,685
Pfizer, Inc.	1,641,600	37,313,568
Tenet Healthcare CorporationΔ*	1,068,500	5,427,980
Thermo Fisher Scientific, Inc.*	8,800	507,584
UnitedHealth Group, Inc.	197,800	11,511,960
Watson Pharmaceuticals, Inc.Δ*	199,000	5,400,860
WellPoint, Inc.*	175,951	15,436,181
Wyeth	184,928	8,171,968

		185,257,312

Integrated Oils — 11.7%
Chevron Corporation	522,470	48,762,125
ConocoPhillips	662,800	58,525,240
Exxon Mobil Corporation	527,900	49,458,951
Marathon Oil Corporation	133,096	8,100,223
Murphy Oil CorporationΔ	74,000	6,278,160
Occidental Petroleum Corporation	303,500	23,366,465

		194,491,164

Materials & Processing — 4.5%
Alcoa, Inc.	275,200	10,058,560
Archer-Daniels-Midland Co.	74,500	3,459,035
Carpenter Technology CorporationΔ	29,000	2,179,930
Dow Chemical Co. (The)	113,500	4,474,170
du Pont (E.I.) de Nemours & Co.	206,700	9,113,403
Freeport-McMoRan Copper & Gold, Inc.	2,800	286,832
International Paper Co.	18,190	588,992
Louisiana-Pacific CorporationΔ	224,800	3,075,264
Masco CorporationΔ	170,500	3,684,505
MeadWestvaco Corporation	223,400	6,992,420
Methanex CorporationΔ	119,100	3,287,160
Newmont Mining Corporation	10,400	507,832
Nova Chemicals CorporationΔ	28,200	913,680
Nucor Corporation	84,500	5,004,090
Pactiv CorporationΔ*	229,150	6,102,264
Smurfit-Stone Container CorporationΔ*	460,700	4,864,992
Southern Copper CorporationΔ	24,800	2,607,224
Timken Co.Δ	205,169	6,739,802
Weyerhaeuser Co.	8,801	648,986

		74,589,141

Other — 4.8%
3M Co.	53,500	4,511,120
Eaton Corporation	16,900	1,638,455
General Electric Co.	1,267,500	46,986,225
Honeywell International, Inc.	330,459	20,346,361
Johnson Controls, Inc.	5,100	183,804
Tyco International, Ltd.	145,500	5,769,075

		79,435,040

Other Energy — 1.4%
Anadarko Petroleum
Corporation	19,300	1,267,817
Apache Corporation	13,600	1,462,544
Devon Energy Corporation	18,700	1,662,617
EOG Resources, Inc.Δ	9,900	883,575
Frontier Oil Corporation	76,600	3,108,428
Massey Energy Co.Δ	144,300	5,158,725
Petro-CanadaΔ	28,900	1,549,618
Sunoco, Inc.	50,300	3,643,732
Valero Energy Corporation	67,000	4,692,010

		23,429,066

Producer Durables — 4.6%
Applied Materials, Inc.	587,759	10,438,600
Boeing Co. (The)	47,000	4,110,620
Caterpillar, Inc.	50,200	3,642,512

See Notes to Financial Statements.

Value Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Cummins, Inc.	30,600	$3,897,522
Deere & Co.	17,700	1,648,224
Emerson Electric Co.	187,000	10,595,420
Goodrich Corporation	26,000	1,835,860
Illinois Tool Works, Inc.	175,100	9,374,854
Lexmark International, Inc.Δ*	80,100	2,792,286
Northrop Grumman Corporation	166,700	13,109,288
Parker Hannifin Corporation	56,700	4,270,077
Pitney Bowes, Inc.	86,100	3,275,244
Raytheon Co.Δ	8,900	540,230
United Technologies Corporation	95,000	7,271,300

		76,802,037

Technology — 5.7%
Check Point Software Technologies, Ltd.Δ*	75,400	1,655,784
Cognos, Inc.Δ*	51,500	2,964,855
Computer Sciences Corporation*	29,600	1,464,312
Compuware CorporationΔ*	294,100	2,611,608
Dell, Inc.*	140,000	3,431,400
Electronic Data Systems Corporation	424,199	8,793,645
Flextronics International, Ltd.*	486,238	5,864,030
General Dynamics Corporation	14,200	1,263,658
Hewlett-Packard Co.	98,700	4,982,376
International Business Machines Corporation	120,075	12,980,108
L-3 Communications Holdings, Inc.	38,500	4,078,690
LSI CorporationΔ*	706,000	3,748,860
Microsoft Corporation	138,100	4,916,360
Motorola, Inc.	869,902	13,953,228
Nokia Corporation ADRΔ	284,600	10,925,794
Seagate Technology	79,500	2,027,250
Seagate Technology, Inc.+	4,600	—
Sun Microsystems, Inc.Δ*	27,100	491,323
Symantec Corporation*	131,500	2,122,410
Tyco Electronics, Ltd.	168,700	6,263,831
VMware, Inc.Δ*	271	23,032

		94,562,554

Utilities — 12.5%
Alliant Energy Corporation	84,400	3,434,236
Ameren Corporation	44,211	2,396,678
American Electric Power Co., Inc.Δ	179,900	8,376,144
AT&T, Inc.	1,335,387	55,498,684
Centerpoint Energy, Inc.	414,959	7,108,248
Comcast Corporation Class A*	405,500	7,404,430
Dominion Resources, Inc.	162,200	7,696,390
Duke Energy Corporation	257,200	5,187,724
Edison International	80,500	4,296,285
Energen CorporationΔ	39,100	2,511,393
Entergy Corporation	159,900	19,111,248
Exelon Corporation	15,600	1,273,584
FirstEnergy Corporation	86,152	6,232,236
FPL Group, Inc.Δ	16,900	1,145,482
Progress Energy, Inc. Contingent Value Obligation+*	3,100	1,209
Public Service Enterprise Group, Inc.Δ	70,200	6,896,448
Qwest Communications International, Inc.Δ	1,365,600	9,572,856
SCANA CorporationΔ	161,387	6,802,462
Sierra Pacific Resources	208,000	3,531,840
Southern Co. (The)Δ	30,700	1,189,625
Spectra Energy CorporationΔ	166,050	4,287,411
Sprint Nextel Corporation	486,100	6,382,493
Verizon Communications, Inc.	821,024	35,870,538

		206,207,644

Total Common Stocks (Cost $1,443,828,175)		1,610,978,976

MONEY MARKET FUNDS — 11.7%
GuideStone Money Market Fund (GS4 Class)¥	47,803,616	47,803,616
Northern Institutional Liquid Assets Portfolio§	147,288,704	147,288,704

Total Money Market Funds (Cost $195,092,320)		195,092,320

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
2.69%, 01/17/08‡‡	$110,000	109,869
3.60%, 01/17/08‡‡	10,000	9,986
3.67%, 01/17/08‡‡	10,000	9,987
3.73%, 01/17/08‡‡	10,000	9,986
3.85%, 01/17/08‡‡	30,000	29,959
3.98%, 01/17/08‡‡	10,000	9,987
4.14%, 01/17/08‡‡	10,000	9,987
4.17%, 01/17/08‡‡	10,000	9,986
4.65%, 01/17/08	4,080,000	4,074,472
4.74%, 01/17/08‡‡	10,000	9,986
4.84%, 01/17/08‡‡	10,000	9,986

Total U.S. Treasury Obligations (Cost $4,291,239)		4,294,191

TOTAL INVESTMENTS — 109.3% (Cost $1,643,211,734)		1,810,365,487
Liabilities in Excess of Other Assets — (9.3)%		(154,342,467)

Net Assets — 100.0%		$1,656,023,020

See Notes to Financial Statements.

PORTFOLIO SUMMARY (based on net assets)
%
Financial Services	24.0
Utilities	12.5
Integrated Oils	11.7
Money Market Funds	11.7
Healthcare	11.2
Consumer Discretionary	9.7
Technology	5.7
Other	4.8
Consumer Staples	4.7
Producer Durables	4.6
Materials & Processing	4.5
Futures Contracts	3.0
Auto & Transportation	2.5
Other Energy	1.4
U.S. Treasury Obligations	0.3

112.3

See Notes to Financial Statements.

Growth Equity Fund

The Growth Equity Fund invests in a diversified portfolio of large and medium-size U.S. companies whose stocks are considered by the Fund’s managers to have above average potential for growth in revenue and earnings. Near mid-year, concerns over future economic growth resulted in a sudden shift in market leadership toward more defensive, high-quality growth companies, and the portfolio was well positioned to take advantage of the changing environment. The Fund, which posted a return of 13.90% for the GS4 Class for 2007, generated the best absolute performance among all GuideStone Funds during the one-year period. The Fund’s performance was well ahead of the Russell 1000® Growth Index return of 11.81%. On a relative basis, the Fund is ahead of benchmark for five years and since-inception.

Please see page 139 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Growth Equity Fund

Average Annual Total Returns as of 12/31/07

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	13.99%	13.90%	13.38%	11.81%
Five Year	12.61%	12.50%	12.13%	12.11%
Since Inception	3.97%	3.84%	3.53%	3.64%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Growth Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
COMMON STOCKS — 93.3%
Auto & Transportation — 2.6%
CH Robinson Worldwide, Inc.Δ	241,040	$13,045,085
Expeditors International Washington, Inc.Δ	390,290	17,438,157
FedEx Corporation	10,618	946,807
Toyota Motor Corporation ADRΔ	35,596	3,779,227
Union Pacific Corporation	85,033	10,681,846

		45,891,122

Consumer Discretionary — 16.3%
Amazon.com, Inc.*	329,700	30,543,408
Apollo Group, Inc. Class A*	86,600	6,074,990
Avon Products, Inc.	191,700	7,577,901
Best Buy Co., Inc.	86,075	4,531,849
eBay, Inc.*	377,800	12,539,182
Google, Inc.*	153,783	106,337,868
Iron Mountain, Inc.Δ*	168,300	6,230,466
Lowe’s Cos., Inc.Δ	797,341	18,035,853
McDonald’s Corporation	480,242	28,291,056
Penney (JC) Co., Inc.Δ	62,642	2,755,622
Starbucks Corporation*	845,000	17,297,150
Starwood Hotels & Resorts Worldwide, Inc.	122,300	5,384,869
VeriSign, Inc.Δ*	233,756	8,791,563
Walt Disney Co. (The)	259,500	8,376,660
Yahoo!, Inc.Δ*	294,725	6,855,304
Yum! Brands, Inc.	382,598	14,642,025

		284,265,766

Consumer Staples — 3.1%
Coca-Cola Co. (The)Δ	197,884	12,144,141
Colgate-Palmolive Co.	132,500	10,329,700
PepsiCo, Inc.	117,100	8,887,890
Procter & Gamble Co.	81,700	5,998,414
Tesco PLC	432,759	4,116,638
Walgreen Co.	316,400	12,048,512

		53,525,295

Financial Services — 10.0%
Abraxis Bioscience Inc NewΔ*	37,100	2,551,367
American Express Co.	92,500	4,811,850
American International Group, Inc.	115,000	6,704,500
Citigroup, Inc.	152,500	4,489,600
CME Group, Inc.	29,700	20,374,200
Franklin Resources, Inc.	53,800	6,156,334
Goldman Sachs Group, Inc.	124,352	26,741,898
IntercontinentalExchange, Inc.Δ*	222,400	42,812,000
Lehman Brothers Holdings, Inc.	151,041	9,884,123
Mastercard, Inc. Class AΔ	79,348	17,075,690
Merrill Lynch & Co., Inc.	35,018	1,879,766
Moody’s CorporationΔ	311,600	11,124,120
Progressive Corporation (The)	660,580	12,656,713
Schwab (Charles) Corporation (The)	213,900	5,465,145
Wells Fargo & Co.	82,382	2,487,112

		175,214,418

Healthcare — 19.1%
Abbott Laboratories	156,500	8,787,475
Allergan, Inc.	416,000	26,723,840
Amylin Pharmaceuticals, Inc.Δ*	206,275	7,632,175
Celgene CorporationΔ*	115,825	5,352,273
Cephalon, Inc.Δ*	98,200	7,046,832
Cerner CorporationΔ*	206,390	11,640,396
CVS Caremark Corporation	439,430	17,467,343
Genentech, Inc.Δ*	605,506	40,611,287
Genzyme Corporation*	462,800	34,450,832
Gilead Sciences, Inc.*	179,200	8,244,992
Humana, Inc.*	101,900	7,674,089
Intuitive Surgical, Inc.*	52,700	17,101,150
Merck & Co., Inc.	492,936	28,644,511
Monsanto Co.	27,255	3,044,111
Schering-Plough Corporation	639,261	17,029,913
Shire PLC ADR	107,362	7,402,610
St. Jude Medical, Inc.*	186,500	7,579,360
Stryker CorporationΔ	144,700	10,811,984
Teva Pharmaceutical Industries, Ltd. ADRΔ	198,700	9,235,576
Thermo Fisher Scientific, Inc.Δ*	117,500	6,777,400
UnitedHealth Group, Inc.	360,491	20,980,576
Varian Medical Systems, Inc.*	412,000	21,489,920
WellPoint, Inc.*	93,700	8,220,301

		333,948,946

Integrated Oils — 0.8%
Exxon Mobil Corporation	148,100	13,875,489

Materials & Processing — 4.4%
Air Products & Chemicals, Inc.	120,730	11,907,600
Allegheny Technologies, Inc.	169,000	14,601,600
Fluor Corporation	50,500	7,358,860
Monsanto CO	200,831	22,430,814
Praxair, Inc.	123,116	10,921,620
Precision Castparts Corporation	60,875	8,443,363

		75,663,857

Other — 2.2%
3M Co.	63,200	5,329,024
Berkshire Hathaway Inc*	62	8,779,200
General Electric Co.	366,300	13,578,741
Textron, Inc.	148,881	10,615,215

		38,302,180

Other Energy — 9.4%
Cameron International CorporationΔ*	60,882	2,930,251
EOG Resources, Inc.Δ	57,200	5,105,100
FMC Technologies, Inc.Δ*	104,800	5,942,160
National Oilwell Varco, Inc.*	355,900	26,144,414
Petroleo Brasileiro SA ADR*	33,478	3,858,005
Schlumberger, Ltd.	802,932	78,984,421
Sunoco, Inc.	74,450	5,393,158
Transocean, Inc.Δ*	142,072	20,337,612
Weatherford International, Ltd.*	115,000	7,889,000
XTO Energy, Inc.Δ	157,375	8,082,780

		164,666,901

See Notes to Financial Statements.

	Shares	Value
Producer Durables — 2.1%
Boeing Co. (The)	107,633	$9,413,582
Deere & Co.	136,600	12,720,192
Lockheed Martin Corporation	138,179	14,544,722

		36,678,496

Technology — 20.1%
Adobe Systems, Inc.*	276,400	11,810,572
Apple, Inc.*	341,863	67,716,223
Autodesk, Inc.*	371,815	18,501,514
Broadcom Corporation Class AΔ*	621,200	16,238,168
Cisco Systems, Inc.*	446,400	12,084,048
Cognizant Technology Solutions Corporation Class A*	136,600	4,636,204
Dell, Inc.*	188,600	4,622,586
EMC Corporation	1,372,300	25,428,719
General Dynamics Corporation	157,765	14,039,507
Hewlett-Packard Co.	546,308	27,577,628
Intel Corporation	991,403	26,430,804
Koninklijke Philips Electronics NV	189,790	8,113,523
Microsoft Corporation	905,938	32,251,393
Network Appliance, Inc.*	202,725	5,060,016
QUALCOMM, Inc.	549,801	21,634,669
Research In Motion, Ltd.*	46,285	5,248,719
Salesforce.com, Inc.Δ*	580,310	36,379,634
Seagate Technology, Inc.+	5,600	—
Telecorp PCS, Inc. Escrow+	928	—
Texas Instruments, Inc.	284,200	9,492,280
VMware, Inc.Δ*	30,041	2,553,185

		349,819,392

Utilities — 3.2%
America Movil SA de CV ADR Series LΔ*	486,771	29,882,872
AT&T, Inc.	603,132	25,066,166

		54,949,038

Total Common Stocks (Cost $1,234,023,814)		1,626,800,900

FOREIGN COMMON STOCK — 1.0%
China — 1.0%
Industrial & Commercial Bank of China Class H
(Cost $13,722,930)	24,350,000	17,286,036

MONEY MARKET FUNDS — 13.4%
GuideStone Money Market Fund (GS4 Class)¥	79,804,163	79,804,163
Northern Institutional Liquid Assets Portfolio§	154,230,003	154,230,003

Total Money Market Funds (Cost $234,034,166)		234,034,166

	Par
U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bills
3.55%, 01/03/08Δ	$2,828,000	2,827,468
3.65%, 01/17/08‡‡	100,000	99,864
3.76%, 01/17/08‡‡	35,000	34,952
3.85%, 01/17/08‡‡	400,000	399,458
3.88%, 01/17/08‡‡	80,000	79,892
3.98%, 01/17/08‡‡	55,000	54,925
4.05%, 01/17/08‡‡	100,000	99,864
4.14%, 01/17/08‡‡	125,000	124,831
4.65%, 01/17/08‡‡	3,750,000	3,744,919
3.75%, 01/31/08	1,977,000	1,972,236
3.80%, 02/07/08Δ	1,879,000	1,873,484

		11,311,893

Total U.S. Treasury Obligations (Cost $11,305,626)		11,311,893

TOTAL INVESTMENTS — 108.3% (Cost $1,493,086,536)		1,889,432,995
Liabilities in Excess of Other Assets — (8.3)%		(145,117,573)

NET ASSETS — 100.0%		$1,744,315,422

PORTFOLIO SUMMARY (based on net assets)
%
Technology	20.1
Healthcare	19.1
Consumer Discretionary	16.3
Money Market Funds	13.4
Financial Services	10.0
Other Energy	9.4
Futures Contracts	5.3
Materials & Processing	4.4
Utilities	3.2
Consumer Staples	3.1
Auto & Transportation	2.6
Other	2.2
Producer Durables	2.1
Foreign Common Stock	1.0
Integrated Oils	0.8
U.S. Treasury Obligations	0.6

113.6

See Notes to Financial Statements.

Small Cap Equity Fund

The Small Cap Equity Fund is comprised of domestic, small-cap stocks with both value and growth style orientations. With a higher degree of economic sensitivity, small cap stocks faced a difficult market environment in 2007 due to decelerating economic growth. The GS4 Class of the Fund managed a positive return and outperformed its benchmark, the Russell 2000® Index, in 2007 (+0.87% versus -1.57%). Though still trailing, the Fund has regained some footing to the benchmark on an annualized three-year, five-year and since-inception basis.

Please see page 151 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Small Cap Equity Fund

Average Annual Total Returns as of 12/31/07

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	1.05%	0.87%	0.50%	(1.57)%
Five Year	15.08%	14.94%	14.56%	16.25%
Since Inception	7.56%	7.40%	7.09%	8.95%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 2000® Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 2000® Index is a small-cap equity index comprised of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Small Cap Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
COMMON STOCKS — 87.6%
Auto & Transportation — 2.6%
AAR CorporationΔ*	19,750	$751,092
Accuride CorporationΔ*	28,400	223,224
Arkansas Best CorporationΔ	6,290	138,003
Autoliv, Inc.	25,000	1,317,750
Celadon Group, Inc.Δ*	42,900	392,964
DryShips, Inc.Δ	3,420	264,708
Excel Maritime Carriers, Ltd.Δ	15,900	639,021
Freightcar America, Inc.Δ	30,800	1,078,000
HUB Group, Inc.Δ*	38,900	1,033,962
JB Hunt Transport Services, Inc.Δ	46,200	1,272,810
Lear CorporationΔ*	19,900	550,434
Navios Maritime Holdings, Inc.Δ	88,150	1,079,838
Polaris Industries, Inc.Δ	25,300	1,208,581
Republic Airways Holdings, Inc.*	5,500	107,745
Saia, Inc.Δ*	25,500	339,150
Seaspan CorporationΔ	28,400	695,516
Skywest, Inc.	23,000	617,550
Thor Industries, Inc.Δ	14,300	543,543
TRW Automotive Holdings Corporation*	42,100	879,890
UTI Worldwide, Inc.	51,600	1,011,360
Vitran Corporation, Inc.*	20,100	286,023

		14,431,164

Consumer Discretionary — 13.1%
Advisory Board Co. (The)Δ*	36,300	2,330,097
Aeropostale, Inc.Δ*	29,100	771,150
American Greetings Corporation Class AΔ	54,300	1,102,290
American Public Education IncΔ*	20,900	873,202
AMN Healthcare Services, Inc.*	87,100	1,495,507
AnnTaylor Stores CorporationΔ*	40,900	1,045,404
Arbitron, Inc.Δ	14,000	581,980
Bon-Ton Stores, Inc. (The)Δ	8,100	76,869
Bowne & Co., Inc.Δ	69,100	1,216,160
Brinker International, Inc.	23,700	463,572
Build-A-Bear Workshop, Inc.Δ*	19,020	265,329
Capella Education Co.*	20,300	1,328,838
Carter’s, Inc.Δ*	17,800	344,430
Central Garden and Pet Co. Class AΔ*	43,200	231,552
Citi Trends, Inc.Δ*	26,500	409,160
Computer Learning Centers*	24,439	2
Conn’s, Inc.Δ*	8,400	143,724
Corinthian Colleges, Inc.*	50,700	780,780
Corporate Executive Board Co.Δ	22,400	1,346,240
CoStar Group, Inc.Δ*	22,000	1,039,500
CROCS, Inc.Δ*	18,160	668,470
Ctrip.com International, Ltd. ADR	21,600	1,241,352
Dice Holdings, Inc.Δ*	54,400	434,656
Dolan Media Co.Δ*	36,500	1,064,705
Dollar Tree Stores, Inc.*	34,900	904,608
Elizabeth Arden, Inc.Δ*	27,400	557,590
Entravision Communications Corporation Class AΔ*	192,658	1,508,512
EZCORP, Inc. Class AΔ*	82,200	928,038
FirstService CorporationΔ*	19,000	580,070
Gaiam, Inc.Δ*	47,200	1,400,896
Group 1 Automotive, Inc.Δ	6,100	144,875
GSI Commerce, Inc.Δ*	22,000	429,000
Gymboree Corporation*	16,300	496,498
Hasbro, Inc.	69,800	1,785,484
Helen of Troy, Ltd.Δ*	14,600	250,244
Hewitt Associates, Inc. Class A*	16,700	639,443
Hibbett Sports, Inc.Δ*	33,200	663,336
Home Inns & Hotels Management, Inc. ADRΔ*	30,600	1,090,584
Home Solutions of America, Inc.Δ*	89,800	89,800
Iconix Brand Group, Inc.Δ*	101,494	1,995,372
ICT Group, Inc.Δ*	51,000	609,450
inVentiv Health, Inc.Δ*	21,300	659,448
Jack in the Box, Inc.*	36,400	938,028
Jakks Pacific, Inc.Δ*	20,600	486,366
JOS. A. Bank Clothiers, Inc.*	10,500	298,725
Kenexa CorporationΔ*	32,600	633,092
Kforce, Inc.*	111,000	1,082,250
Knot, Inc.Δ*	33,800	538,772
Korn/Ferry InternationalΔ*	24,700	464,854
Life Time Fitness, Inc.Δ*	27,600	1,371,168
LoopNet, Inc.Δ*	20,000	281,000
Maidenform Brands, Inc.Δ*	15,700	212,421
Marvel Entertainment, Inc.Δ*	22,100	590,291
Monro Muffler Brake, Inc.	31,500	613,935
Movado Group, Inc.Δ	18,600	470,394
MWI Veterinary Supply, Inc.Δ*	28,100	1,124,000
Navigant Consulting, Inc.Δ*	27,600	377,292
Netflix, Inc.Δ*	47,500	1,264,450
On Assignment, Inc.Δ*	118,800	832,788
Orient-Express Hotels, Ltd. Class AΔ	19,700	1,133,144
Pantry, Inc.*	2,900	75,777
Parlux Fragrance, Inc.*	29,000	118,900
Perficient, Inc.Δ*	17,200	270,728
PetMed Express, Inc.Δ*	38,200	462,220
Pool CorporationΔ	44,925	890,863
PriceSmart, Inc.Δ	27,300	820,638
RC2 Corporation*	21,500	603,505
Resources Connection, Inc.Δ	61,400	1,115,024
Robert Half International, Inc.	19,700	532,688
Rocky Brands, Inc.Δ*	17,700	108,501
Rush Enterprises, Inc. Class AΔ*	67,022	1,218,451
Ruth’s Chris Steak HouseΔ*	29,200	261,048
Scholastic CorporationΔ*	24,500	854,805
School Specialty, Inc.Δ*	29,500	1,019,225
Select Comfort CorporationΔ*	195,665	1,371,612
Sohu.com, Inc.Δ*	9,700	528,844
Sonic CorporationΔ*	19,100	418,290
Source Interlink Cos., Inc.Δ*	18,800	54,144
Steiner Leisure, Ltd.Δ*	13,400	591,744
Steven Madden, Ltd.*	13,000	260,000
Strayer Education, Inc.	5,500	938,190
Tech Data Corporation*	31,600	1,191,952
TeleTech Holdings, Inc.*	82,300	1,750,521

See Notes to Financial Statements.

	Shares	Value
Tempur-Pedic International, Inc.Δ	3,830	$99,465
THQ, Inc.*	38,500	1,085,315
True Religion Apparel, Inc.Δ*	36,170	772,229
TrueBlue, Inc.Δ*	59,300	858,664
United Natural Foods, Inc.Δ*	40,100	1,271,972
United Online, Inc.Δ	48,900	577,998
Universal Electronics, Inc.Δ*	49,082	1,641,302
USANA Health Sciences, Inc.Δ*	41,700	1,546,236
ValueClick, Inc.*	15,720	344,268
VistaPrint, Ltd.Δ*	20,400	874,140
Volcom, Inc.Δ*	27,777	611,927
WESCO International, Inc.Δ*	25,700	1,018,748
Westwood One, Inc.Δ*	89,400	177,906
Zumiez, Inc.Δ*	11,500	280,140

		73,319,167

Consumer Staples — 1.8%
Casey’s General Stores, Inc.	32,700	968,247
Chiquita Brands International, Inc.Δ*	19,990	367,616
Fresh Del Monte Produce, Inc.Δ*	40,300	1,353,274
Herbalife, Ltd.Δ	49,300	1,985,804
J & J Snack Foods CorporationΔ	59,252	1,853,403
Nash Finch Co.Δ	26,200	924,336
Sanderson Farms, Inc.Δ	40,000	1,351,200
Smart Balance, Inc.Δ*	103,742	1,133,900

		9,937,780

Financial Services — 18.3%
Advance America Cash Advance Centers, Inc.Δ	60,400	613,664
American Equity Investment Life Holding Co.Δ	42,100	349,009
American Financial Group, Inc.	22,200	641,136
American Physicians Capital, Inc.Δ	11,700	485,082
Amerisafe, Inc.Δ*	13,280	205,973
Anchor BanCorp Wisconsin, Inc.Δ	27,800	653,856
Argo Group International Holdings, Ltd.*	28,152	1,186,044
Assured Guaranty, Ltd.	47,700	1,265,958
Asta Funding, Inc.Δ	19,550	516,902
AXIS Capital Holdings, Ltd.	51,800	2,018,646
Banco Latinoamericano de Exportaciones SAΔ	53,400	870,954
BancorpSouth, Inc.Δ	38,500	908,985
Bank of Florida CorporationΔ*	39,300	451,950
BankUnited Financial Corporation Class AΔ	103,100	711,390
Cash America International, Inc.	11,150	360,145
CastlePoint Holdings, Ltd.	27,780	333,360
Center Financial CorporationΔ	20,900	257,488
Central Pacific Financial CorporationΔ	24,600	454,116
Chemical Financial CorpΔ	27,600	656,604
City National Corporation	12,600	750,330
Cohen & Steers, Inc.Δ	15,500	464,535
Colonial BancGroup, Inc.Δ	75,900	1,027,686
CompuCredit CorporationΔ*	25,000	249,500
Corus Bankshares, Inc.Δ	146,380	1,561,875
Credicorp, Ltd.	18,600	1,419,180
CVB Financial CorporationΔ	25,100	259,534
Cybersource CorporationΔ*	99,862	1,774,552
Dollar Financial Corporation*	8,200	251,658
Downey Financial CorporationΔ	3,420	106,396
Duff & Phelps CorporationΔ*	28,800	566,784
Dupont Fabros Technology IncΔ	43,000	842,800
East West Bancorp, Inc.Δ	33,400	809,282
Ehealth IncΔ*	10,700	343,577
Endurance Specialty Holdings, Ltd.	43,300	1,806,909
Evercore Partners, Inc. Class AΔ	29,000	624,950
Everest Re Group, Ltd.	13,500	1,355,400
ExlService Holdings, Inc.Δ*	47,600	1,098,608
Fair Isaac & Co., Inc.Δ	33,300	1,070,595
Fairfax Financial Holdings, Ltd.Δ	1,900	543,647
Federated Investors, Inc. Class BΔ	30,700	1,263,612
FelCor Lodging Trust, Inc. REIT	16,500	257,235
First Cash Financial Services, Inc.Δ*	50,100	735,468
First Niagara Financial Group, Inc.Δ	102,400	1,232,896
First Potomac Realty Trust REITΔ	50,500	873,145
First Regional BancorpΔ*	17,300	326,797
FirstFed Financial CorporationΔ*	41,000	1,468,620
FPIC Insurance Group, Inc.Δ*	25,900	1,113,182
Franklin Bank CorporationΔ*	80,400	346,524
Fremont General CorporationΔ*	31,390	109,865
GATX Corp	36,000	1,320,480
GFI Group, Inc.Δ*	14,800	1,416,656
Global Payments, Inc.	108,400	5,042,768
Greenhill & Co., Inc.Δ	17,000	1,130,160
H&E Equipment Services, Inc.Δ*	11,900	224,672
Hanmi Financial CorporationΔ	14,900	128,438
Hanover Insurance Group, Inc.	35,500	1,625,900
HCC Insurance Holdings, Inc.	130,335	3,738,008
Hilb, Rogal & Hobbs Co.	66,872	2,712,997
Huron Consulting Group, Inc.Δ*	31,616	2,549,198
IPC Holdings, Ltd.Δ	24,100	695,767
Jack Henry & Associates, Inc.	71,400	1,737,876
Janus Capital Group, Inc.	40,000	1,314,000
Jefferies Group, Inc.	42,000	968,100
Jones Lang LaSalle, Inc.	12,600	896,616
KBW, Inc.Δ*	24,400	624,396
See Notes to Financial Statements.

Small Cap Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Kingsway Financial Services, Inc.Δ	14,700	$176,694
LandAmerica Financial Group, Inc.Δ	37,700	1,261,065
Markel Corporation*	2,135	1,048,498
Max Re Capital, Ltd.	16,900	473,031
Mercantile Bank CorporationΔ	14,500	224,750
Montpelier Re Holdings, Ltd.Δ	83,800	1,425,438
National Financial Partners CorporationΔ	10,600	483,466
Ocwen Financial CorporationΔ*	53,200	294,728
optionsXpress Holdings, Inc.Δ	158,500	5,360,470
PartnerRe, Ltd.Δ	18,700	1,543,311
Platinum Underwriters Holdings, Ltd.Δ	40,300	1,433,068
Portfolio Recovery Associates, Inc.Δ	44,960	1,783,563
Primus Guaranty, Ltd.Δ*	71,100	498,411
PrivateBancorp, Inc.Δ	52,961	1,729,177
Reinsurance Group of America, Inc.Δ	27,800	1,458,944
RenaissanceRe Holdings, Ltd.	27,300	1,644,552
RLI CorporationΔ	21,300	1,209,627
Ryder System, Inc.	28,200	1,325,682
Safeco Corporation	25,400	1,414,272
Safety Insurance Group, Inc.Δ	22,500	823,950
Selective Insurance Group	37,300	857,527
Smithtown Bancorp, Inc.Δ	14,700	325,752
Stancorp Financial Group, Inc.Δ	18,200	916,916
SVB Financial GroupΔ*	28,200	1,421,280
TNS, Inc.*	40,000	710,000
Tower Group, Inc.Δ	87,500	2,922,500
TradeStation Group, Inc.Δ*	35,400	503,034
W.R. Berkley Corporation	22,000	655,820
Waddell & Reed Financial, Inc. Class A	24,900	898,641
Webster Financial Corporation	37,700	1,205,269
Willis Group Holdings, Ltd.	17,200	653,084
Wright Express Corporation*	55,100	1,955,499
Zenith National Insurance CorporationΔ	13,500	603,855

		102,964,310

Healthcare — 12.6%
Akorn, Inc.Δ*	51,970	381,460
Alkermes, Inc.Δ*	19,600	305,564
Alpharma, Inc. Class AΔ*	12,700	255,905
Amedisys, Inc.Δ*	55,633	2,699,329
American Dental Partners, Inc.Δ*	32,200	322,966
American Oriental Bioengineering IncΔ*	52,370	580,260
Analogic Corporation	5,000	338,600
Arqule, Inc.Δ*	35,520	206,016
Arthrocare CorporationΔ*	12,600	605,430
Aspreva Pharmaceuticals CorporationΔ*	29,200	759,200
AtriCure, Inc.Δ*	53,700	704,007
BioMarin Pharmaceuticals, Inc.Δ*	50,300	1,780,620
Bio-Rad Laboratories, Inc. Class A*	18,100	1,875,522
Biovail CorporationΔ	32,100	432,066
Cardiome Pharma CorporationΔ*	31,900	284,548
Centene Corporation*	22,690	622,614
Cepheid IncΔ*	13,200	347,820
Chattem, Inc.Δ*	26,500	2,001,810
CONMED CorporationΔ*	20,800	480,688
Cooper Cos., Inc.Δ	34,000	1,292,000
Cubist Pharmaceuticals IncΔ*	27,900	572,229
Endo Pharmaceuticals Holdings, Inc.*	41,500	1,106,805
ev3 Inc.Δ*	76,860	976,891
Five Star Quality Care, Inc.+	2,086	—
Haemonetics CorporationΔ*	33,200	2,092,264
Health Net, Inc.Δ*	22,600	1,091,580
HealthExtras, Inc.*	96,200	2,508,896
Healthways, Inc.Δ*	17,290	1,010,428
HMS Holdings CorporationΔ*	37,200	1,235,412
Icon PLC ADR*	44,010	2,722,458
Immucor, Inc.*	45,600	1,549,944
Indevus Pharmaceuticals, Inc.Δ*	27,800	193,210
Invacare CorporationΔ	45,100	1,136,520
Invitrogen CorporationΔ*	19,400	1,812,154
IRIS International, Inc.*	11,600	227,592
King Pharmaceuticals, Inc.*	98,600	1,009,664
LCA-Vision, Inc.Δ	98,810	1,973,236
LHC Group, Inc.Δ*	33,000	824,340
Lifecell Corporation*	18,450	795,379
Lincare Holdings, Inc.Δ*	35,100	1,234,116
Magellan Health Services, Inc.*	54,900	2,559,987
Martek Biosciences CorporationΔ*	66,300	1,961,154
Matria Healthcare, Inc.Δ*	8,200	194,914
Medarex, Inc.Δ*	52,730	549,447
Medicines Co.Δ*	22,400	429,184
Mentor CorporationΔ	36,300	1,419,330
Meridian Bioscience, Inc.Δ	32,250	970,080
Natus Medical, Inc.Δ*	15,600	301,860
Nighthawk Radiology Holdings, Inc.Δ*	26,900	566,245
ObagMedical Products, Inc.Δ*	50,700	927,303
Omnicell, Inc.*	33,550	903,501
Omrix Biopharmaceuticals, Inc.Δ*	8,100	281,394
PDL BioPharma, Inc.*	16,000	280,320
Pediatrix Medical Group, Inc.*	18,400	1,253,960
Pharmion CorporationΔ*	29,100	1,829,226
Phase Forward, Inc.Δ*	27,600	600,300
Progenics Pharmaceuticals, Inc.*	13,780	249,005
Psychiatric Solutions, Inc.Δ*	60,500	1,966,250
Qiagen NVΔ*	47,302	995,707
Respironics, Inc.*	41,000	2,684,680
Salix Pharmaceuticals, Ltd.Δ*	29,420	231,829
Sciele Pharma, Inc.Δ*	15,310	313,089

See Notes to Financial Statements.

	Shares	Value
Stereotaxis, Inc.Δ*	34,800	$425,256
Stericycle, Inc.*	17,500	1,039,500
SuperGen, Inc.Δ*	66,000	240,900
Symmetry Medical, Inc.*	84,400	1,471,092
Syneron Medical, Ltd.Δ*	17,200	229,964
Techne Corporation*	20,400	1,347,420
TomoTherapy, Inc.Δ*	22,500	440,100
VCA Antech, Inc.*	46,400	2,052,272
Virtual Radiologic Corporation*	10,600	214,968
Vital Images, Inc.Δ*	42,200	762,554
Volcano CorporationΔ*	51,000	638,010

		70,680,344

Integrated Oils — 0.0%
Petrocorp, Inc. Escrow Shares+	500	—

Materials & Processing — 10.0%
Acuity Brands, Inc.	5,300	238,500
Albemarle Corporation	24,600	1,014,750
Am Castle & CO	8,600	233,834
Andersons Inc TheΔ	15,900	712,320
Ball Corporation	27,000	1,215,000
Barnes Group, Inc.Δ	30,775	1,027,577
Beacon Roofing Supply, Inc.Δ*	145,367	1,223,990
Brush Engineered Materials, Inc.*	18,200	673,764
Cal Dive International, Inc.Δ*	56,100	742,764
Carpenter Technology Corporation	39,100	2,939,147
Century Aluminum Co.Δ*	33,300	1,796,202
CF Industries Holdings, Inc.	17,200	1,893,032
Chemtura Corporation	66,000	514,800
Clarcor, Inc.Δ	62,600	2,376,922
Claymont Steel, Inc.Δ*	38,100	889,635
Cleveland-Cliffs, Inc.Δ	15,400	1,552,320
Commercial Metals Co.	33,972	1,000,475
Dynamic Materials Corporation	11,050	650,845
Encore Wire CorporationΔ	40,400	643,168
Foster Wheeler, Ltd.*	7,900	1,224,658
Granite Construction, Inc.	17,700	640,386
Haynes International, Inc.Δ*	32,500	2,258,750
Hercules, Inc.	37,900	733,365
Hexcel CorporationΔ*	34,672	841,836
Horsehead Holding CorporationΔ*	39,500	670,315
Innerworkings, Inc.Δ*	39,400	680,044
Insteel Industries, Inc.Δ	34,000	398,820
Interface, Inc.	41,300	674,016
Interline Brands, Inc.Δ*	14,200	311,122
Lennox International, Inc.Δ	38,300	1,586,386
Lubrizol Corporation	10,000	541,600
Lundin Mining CorporationΔ*	38,640	370,558
Methanex CorporationΔ	49,300	1,360,680
Mobile Mini, Inc.Δ*	101,900	1,889,226
Mueller Industries, Inc.	37,600	1,090,024
NewMarket CorporationΔ	23,800	1,325,422
Nova Chemicals CorporationΔ	43,000	1,393,200
NuCO2, Inc.Δ*	26,500	659,850
OM Group, Inc.*	11,200	644,448
Quintana Maritime, Ltd.	12,570	288,859
RBC Bearings, Inc.Δ*	39,000	1,694,940
Reliance Steel & Aluminum Co.	31,800	1,723,560
RTI International Metals, Inc.*	13,700	944,341
Schnitzer Steel Industries, Inc. Class A	32,800	2,267,464
Schulman A, Inc.	62,200	1,340,410
Steel Dynamics, Inc.	4,120	245,429
Superior Essex, Inc.Δ*	27,400	657,600
Timken Co.	44,000	1,445,400
Universal Stainless & AlloyΔ*	15,300	544,221
US Concrete, Inc.Δ*	47,800	159,174
USEC, Inc.Δ*	17,800	160,200
Watsco, Inc.Δ	60,600	2,227,656
Westlake Chemical CorporationΔ	29,400	558,306
Worthington Industries, Inc.Δ	62,200	1,112,136

		56,003,447

Other — 0.7%
GenCorp, Inc.Δ*	58,100	677,446
Information Services Group, Inc.Δ*	84,000	575,400
Lancaster Colony Corporation	27,100	1,075,870
Ritchie Bros. Auctioneers, Inc.Δ	22,200	1,835,940

		4,164,656

Other Energy — 6.3%
Alon USA Energy, Inc.Δ	13,800	375,084
Approach Resources IncΔ*	38,100	489,966
Arena Resources, Inc.Δ*	64,700	2,698,637
Berry Petroleum Co.Δ	32,400	1,440,180
Bill Barrett CorporationΔ*	11,800	494,066
Bolt Technology CorpΔ*	18,000	683,640
CARBO Ceramics, Inc.Δ	29,200	1,086,240
Carrizo Oil & Gas, Inc.Δ*	6,100	333,975
Cimarex Energy CO	41,900	1,782,007
Comstock Resources, Inc.*	39,400	1,339,600
Concho Resources Inc*	65,700	1,354,077
Core Laboratories NVΔ*	6,700	835,624
CVr Energy IncΔ*	38,700	965,178
EnerNOC, Inc.Δ*	22,700	1,114,570
EXCO Resources, Inc.Δ*	144,600	2,238,408
Exterran Holdings, Inc.Δ*	21,200	1,734,160
Frontier Oil Corporation	37,600	1,525,808
Gulfport Energy CorporationΔ*	13,800	251,988
Helmerich & Payne, Inc.	21,300	853,491
Hercules Offshore, Inc.Δ*	38,289	910,512
Holly Corporation	19,600	997,444
Mariner Energy, Inc.*	9,200	210,496
Massey Energy Co.	8,500	303,875
Matrix Service Co.Δ*	19,500	425,490
NATCO Group, Inc. Class AΔ*	33,300	1,803,195
Parallel Petroleum CorporationΔ*	94,000	1,657,220
Patterson-UTI Energy, Inc.	73,000	1,424,960
PetroHawk Energy Corporation*	15,100	261,381
Petroquest Energy, Inc.Δ*	14,800	211,640
Quicksilver Resources, Inc.*	24,000	1,430,160

See Notes to Financial Statements.

Small Cap Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
SEACOR Holdings, Inc.Δ*	15,100	$1,400,374
T-3 Energy Services, Inc.Δ*	26,800	1,259,868
Unit Corporation*	21,100	975,875
W-H Energy Services, Inc.*	12,200	685,762

		35,554,951

Producer Durables — 5.8%
Actuant Corporation Class AΔ	70,668	2,403,419
Altra Holdings, Inc.*	33,700	560,431
Arris Group, Inc.Δ*	34,400	343,312
Bucyrus International, Inc. Class A	20,500	2,037,495
China Fire & Security Group, Inc.Δ*	21,300	274,344
Cognex Corporation	48,200	971,230
Columbus McKinnon Corporation*	10,630	346,751
Curtiss-Wright Corporation	28,100	1,410,620
Cymer, Inc.Δ*	16,600	646,238
Dionex CorporationΔ*	11,100	919,746
EnPro Industries, Inc.Δ*	61,200	1,875,780
Esterline Technologies Corporation*	8,200	424,350
Faro Technologies, Inc.Δ*	43,300	1,176,894
Flow International CorporationΔ*	70,700	658,924
Gardner Denver, Inc.*	80,900	2,669,700
Graco, Inc.	55,400	2,064,204
Headwaters, Inc.Δ*	114,200	1,340,708
Heico CorporationΔ	16,300	888,024
Heico Corporation Class A	9,600	408,960
InterDigital, Inc.Δ*	34,100	795,553
KHD Humboldt Wedag International, Ltd.Δ*	26,900	806,462
Littelfuse, Inc.*	33,900	1,117,344
Mattson Technology, Inc.Δ*	92,600	792,656
Measurement Specialties, Inc.Δ*	73,200	1,617,720
MedAssets, Inc.*	10,100	241,794
MKS Instruments, Inc.*	10,100	193,314
Orbital Sciences Corporation*	48,000	1,176,960
OYO Geospace CorporationΔ*	2,390	180,110
Plantronics, Inc.	30,900	803,400
Regal-Beloit CorporationΔ	9,200	413,540
Rofin-Sinar Technologies, Inc.Δ*	7,300	351,203
Ryland Group, Inc.	9,500	261,725
Smith & Wesson Holding CorporationΔ*	40,700	248,270
Team, Inc.*	11,900	435,302
Tennant Co.	20,700	916,803
Varian Semiconductor Equipment Associates, Inc.*	5,025	185,925
X-Rite, Inc.Δ*	59,355	689,705

		32,648,916

Technology — 12.6%
Advanced Analogic Technologies, Inc.*	81,300	917,064
Alvarion, Ltd.Δ*	87,600	832,200
American Reprographics Co.Δ*	127,200	2,096,256
ANADIGICS, Inc.Δ*	76,600	886,262
Ansys, Inc.Δ*	11,700	485,082
Applied Micro Circuits CorpΔ*	44,300	387,182
Aspen Technology, Inc.Δ*	24,600	399,012
Atheros Communications, Inc.Δ*	39,070	1,193,198
Authentec IncΔ*	22,400	325,472
Avid Technology, Inc.Δ*	25,400	719,836
Blue Coat Systems, Inc.Δ*	5,600	184,072
Bottomline Technologies, Inc.Δ*	23,000	322,000
Cbeyond, Inc.Δ*	18,600	725,214
CDC Corporation Class AΔ*	38,390	186,959
Check Point Software Technologies, Ltd.*	66,500	1,460,340
Cogent Communications Group, Inc.Δ*	44,000	1,043,240
Cognos, Inc.*	32,700	1,882,539
Coherent, Inc.*	10,800	270,756
CommVault Systems, Inc.Δ*	26,400	559,152
Compuware Corporation*	170,000	1,509,600
Comtech Group, Inc.Δ*	42,400	683,064
Comtech TelecommunicationsΔ*	6,250	337,563
CPI International, Inc.Δ*	54,200	926,820
Cree, Inc.Δ*	11,300	310,411
CSG Systems International, Inc.*	34,100	501,952
DealerTrack Holdings, Inc.Δ*	66,600	2,229,102
DRS Technologies, Inc.	3,380	183,433
Epicor Software CorporationΔ*	128,400	1,512,552
Equinix, Inc.Δ*	21,550	2,178,058
Finisar CorporationΔ*	55,300	80,185
FormFactor, Inc.Δ*	16,100	532,910
Foundry Networks, Inc.*	55,600	974,112
Harmonic, Inc.*	22,900	239,992
Hurco Cos., Inc.Δ*	7,900	344,835
Imergent, Inc.Δ	48,200	510,438
Informatica CorporationΔ*	75,000	1,351,500
Ingram Micro, Inc. Class A*	68,000	1,226,720
j2 Global Communications, Inc.*	37,700	798,109
Macrovision Corporation*	12,100	221,793
Mellanox Technologies, Ltd.Δ*	26,200	477,364
Micros Systems, Inc.*	12,200	855,952
MicroStrategy, Inc. Class AΔ*	6,600	627,660
Monotype Imaging Holdings, Inc.*	3,700	56,129
NETGEAR, Inc.*	9,800	349,566
Netlogic Microsystems, Inc.Δ*	29,200	940,240
Novatel Wireless, Inc.Δ*	22,700	367,740
Nuance Communications, Inc.Δ*	62,170	1,161,336
Omniture, Inc.Δ*	34,070	1,134,190
Parametric Technology Corporation*	17,600	314,160
PerkinElmer, Inc.	95,200	2,477,104
Power Intergrations, Inc.Δ*	71,700	2,468,631
PROS Holdings, Inc.Δ*	53,000	1,039,860
QLogic Corporation*	19,900	282,580
Radisys CorporationΔ*	62,277	834,512
RADVision, Ltd.*	43,900	485,095

See Notes to Financial Statements.

	Shares	Value
RF Micro Devices, Inc.Δ*	53,400	$304,914
Scansource, Inc.Δ*	74,600	2,413,310
Secure Computing CorporationΔ*	39,500	379,200
Semtech Corporation*	24,400	378,688
Shanda Interactive Entertainment, Ltd. ADRΔ*	24,700	823,498
SI International, Inc.Δ*	36,000	988,920
Sierra Wireless, Inc.Δ*	10,700	158,895
Sigma Designs, Inc.Δ*	5,830	321,816
Silicon Motion Technology Corporation ADRΔ*	41,300	734,314
Sirf Technology Holdings, Inc.Δ*	11,800	296,534
SkillSoft PLC ADRΔ*	87,600	837,456
Solera Holdings, Inc.Δ*	161,000	3,989,580
SRA International, Inc. Class AΔ*	25,200	742,140
Stratasys, Inc.Δ*	46,192	1,193,601
Switch & Data Facilities Co., Inc.Δ*	38,400	615,168
SYKES Enterprises, Inc.*	62,300	1,121,400
Synaptics, Inc.Δ*	26,000	1,070,160
Ultimate Software Group, Inc.Δ*	69,201	2,177,755
Vasco Data Security InternationalΔ*	10,810	301,815
VeriFone Holdings, Inc.Δ*	40,700	946,275
Viasat, Inc.Δ*	37,800	1,301,454
Vishay Intertechnology, Inc.Δ*	54,200	618,422
Vocus, Inc.*	20,500	707,865
Voltaire, Ltd.Δ*	69,500	426,730
Websense, Inc.Δ*	88,202	1,497,670
Zebra Technologies Corporation*	18,700	648,890
Zoran Corporation*	10,300	231,853

		70,629,427

Utilities — 3.8%
Alliant Energy Corporation	49,800	2,026,362
CenturyTel, Inc.	14,800	613,608
El Paso Electric Co.Δ*	44,000	1,125,080
Energen Corporation	28,800	1,849,824
General Communication, Inc. Class AΔ*	75,200	658,000
Laclede Group, Inc.Δ	20,800	712,192
MDU Resources Group, Inc.	31,650	873,856
NeuStar, Inc. Class AΔ*	10,900	312,612
NiSource, Inc.Δ	51,200	967,168
NTELOS Holdings Corporation	42,200	1,252,918
Oneok, Inc.	24,700	1,105,819
Orbcomm, Inc.Δ*	56,700	356,643
PAETEC Holding Corporation*	64,200	625,950
Pepco Holdings, Inc.	39,600	1,161,468
Pinnacle West Capital Corporation	14,600	619,186
Premiere Global Services, Inc.Δ*	92,900	1,379,565
SCANA Corporation	21,900	923,085
Sierra Pacific Resources	92,400	1,568,952
USA Mobility, Inc.Δ*	39,900	570,570
Westar Energy, Inc.Δ	30,500	791,170
Wisconsin Energy Corporation	41,400	2,016,594

		21,510,622

Total Common Stocks (Cost $470,414,941)		491,844,784

FOREIGN COMMON STOCKS — 0.4%
Austria — 0.0%
SWA REIT, Ltd.+	21,000	—

Canada — 0.1%
Celestica IncΔ*	91,400	530,120

Israel — 0.1%
RRSat Global Communications Network, Ltd.Δ*	29,600	582,824

Marshall Islands — 0.2%
Aegean Marine Petroleum Network, Inc.	18,350	704,456
Paragon Shipping, Inc.Δ	14,000	254,940

		959,396

Virgin Islands (British) — 0.0%
FGX International Holdings, Ltd.Δ*	33,400	395,790

Total Foreign Common Stocks (Cost $2,922,157)		2,468,130

EXCHANGE TRADED FUND — 0.1%
iShares Russell 2000Δ
(Cost $170,971)	2,450	186,004

PREFERRED STOCKS — 0.1%
Fannie Mae	4,200	112,219
Freddie Mac	6,000	156,900

Total Preferred Stocks (Cost $260,640)		269,119

MONEY MARKET FUNDS — 44.7%
GuideStone Money Market Fund (GS4 Class)¥	23,808,439	23,808,439
Northern Institutional Liquid Assets Portfolio§	227,002,100	227,002,100

Total Money Market Funds (Cost $250,810,539)		250,810,539

	Par
AGENCY OBLIGATIONS — 0.3%
Federal National Mortgage Association
4.15%, 03/17/08‡‡	$500,000	495,745
4.16%, 03/17/08‡‡	355,000	351,979
4.53%, 03/17/08‡‡	245,000	242,915
4.71%, 03/17/08‡‡	105,000	104,107
5.00%, 03/17/08‡‡	105,000	104,106
4.44%, 03/19/08‡‡	40,000	39,651
4.50%, 03/19/08‡‡	30,000	29,738
4.48%, 04/07/08‡‡	40,000	39,565

Total Agency Obligations (Cost $1,406,581)		1,407,806

ASSET-BACKED SECURITIES — 0.6%
Bear Stearns Asset-Backed Securities Trust
5.24%, 10/27/32†	38,587	38,212
5.24%, 12/25/33†	378,917	348,097

See Notes to Financial Statements.

Small Cap Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Drive Auto Receivables Trust 5.33%,
04/15/14 STEP 144A	$400,000	$402,358
EMC Mortgage Loan Trust 5.44%,
02/25/41 STEP 144A†	105,671	97,085
Lehman XS Trust
5.09%, 11/25/35†	352,211	334,198
5.09%, 12/25/35†	176,121	170,271
4.99%, 06/25/37†	352,482	351,231
5.05%, 02/25/46†	345,909	328,177
4.86%, 08/25/46†	301,084	295,429
MASTR Specialized Loan Trust
5.14%, 05/25/37 144A†	358,122	350,913
Option One Mortgage Loan Trust
5.59%, 11/25/32†	36,833	36,248
Renaissance Home Equity Loan Trust
5.22%, 06/25/33†	22,811	22,293
Securitized Asset-Backed Receivables LLC Trust
5.02%, 02/25/37†	370,112	325,525
Wachovia Asset Securitization, Inc.
5.16%, 09/27/32†	109,626	106,883
5.22%, 12/25/32†	57,063	56,317
5.08%, 03/25/33†	65,295	64,049
Washington Mutual Master Note Trust
5.12%, 09/15/13 144A†	200,000	197,721

Total Asset-Backed Securities (Cost $3,667,865)		3,525,007

CORPORATE BONDS — 1.1%
AES Corporation
7.75%, 10/15/15 144AΔ	30,000	30,600
8.00%, 10/15/17 144A	140,000	143,850
American International Group, Inc.
5.85%, 01/16/18	10,000	10,084
Anadarko Petroleum Corporation
6.45%, 09/15/36	230,000	234,988
Apache Corporation
5.63%, 01/15/17Δ	110,000	112,260
BAC Capital Trust XIV
5.63%, 12/31/49†	10,000	8,882
Bank of America Corporation
5.38%, 08/15/11	20,000	20,413
Cardinal Health, Inc.
5.85%, 12/15/17	60,000	60,200
Comcast Corporation
6.50%, 01/15/17	360,000	375,996
Community Health Systems, Inc.
8.88%, 07/15/15Δ	30,000	30,712
ConocoPhillips Holding Co.
6.95%, 04/15/29	180,000	206,180
CVS Caremark Corporation
6.94%, 01/10/30 144A	90,000	90,522
Devon Financing Corporation
6.88%, 09/30/11	150,000	160,766
Dominion Resources, Inc.
5.70%, 09/17/12	120,000	123,350
Duke Energy Corporation
5.63%, 11/30/12Δ	130,000	135,069
Dynegy Holdings, Inc.
7.75%, 06/01/19	20,000	18,550
Embarq Corporation
6.74%, 06/01/13	150,000	155,331
FirstEnergy Corporation
7.38%, 11/15/31	10,000	11,005
Ford Motor Credit Co.
7.38%, 10/28/09	550,000	517,898
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	5,000	5,375
General Electric Capital Corporation
6.38%, 11/15/47†	10,000	10,344
GMAC LLC
6.63%, 05/15/12	550,000	457,635
Goldman Sachs Capital II
5.79%, 12/29/49†	10,000	8,912
Goldman Sachs Group LP
4.50%, 06/15/10	100,000	99,728
HCA, Inc.
9.63%, 11/15/16 PIKΔ	50,000	53,000
Hertz Corporation
8.88%, 01/01/14	10,000	10,187
10.50%, 01/01/16Δ	5,000	5,200
HSBC Finance Corporation
4.63%, 09/15/10Δ	290,000	288,635
Idearc, Inc.
8.00%, 11/15/16Δ	30,000	27,675
Indymac INDA Mortgage Loan Trust
6.29%, 11/01/37†	219,502	220,925
JPMorgan Chase & Co.
6.13%, 06/27/17	250,000	255,312
Kinder Morgan Energy Partners LP
6.00%, 02/01/17Δ	70,000	70,117
6.95%, 01/15/38Δ	30,000	31,587
Lehman Brothers Holdings Capital Trust VII
5.86%, 11/29/49†	10,000	8,921
Lehman Brothers Holdings, Inc.
6.50%, 07/19/17	120,000	121,637
6.75%, 12/28/17	120,000	123,908
MetLife, Inc.
6.40%, 12/15/36	120,000	110,322
Morgan Stanley
5.63%, 01/09/12	160,000	162,904
NRG Energy, Inc.
7.25%, 02/01/14	10,000	9,775
7.38%, 02/01/16	30,000	29,325
Pacific Gas & Electric Co.
5.63%, 11/30/17	30,000	30,148
6.05%, 03/01/34	80,000	80,128
Pemex Project Funding Master Trust
6.63%, 06/15/35	90,000	95,313
Residential Capital LLC
6.46%, 04/17/09†	10,000	7,150
6.46%, 05/22/09†	20,000	14,300
6.00%, 02/22/11	260,000	163,150
RH Donnelley Corporation
8.88%, 10/15/17 144AΔ	10,000	9,300

See Notes to Financial Statements.

	Par	Value
Sprint Capital Corporation
6.90%, 05/01/19	$100,000	$99,530
Steel Dynamics, Inc.
7.38%, 11/01/12 144A	25,000	25,250
SunTrust Capital VIII
6.10%, 12/15/36†	100,000	83,475
Terex Corporation
8.00%, 11/15/17Δ	10,000	10,175
Time Warner, Inc.
5.88%, 11/15/16	100,000	99,555
6.50%, 11/15/36	100,000	97,612
Travelers Cos., Inc. (The)
6.25%, 03/15/37†	100,000	93,939
TXU Corporation
6.50%, 11/15/24Δ	20,000	14,688
6.55%, 11/15/34	10,000	7,287
TXU Electric Delivery Co.
6.38%, 01/15/15	50,000	51,266
Verizon Global Funding Corporation
7.38%, 09/01/12	100,000	110,520
Wachovia Corporation
5.63%, 10/15/16Δ	270,000	266,667
WellPoint, Inc.
5.88%, 06/15/17	10,000	10,086
Weyerhaeuser Co.
6.75%, 03/15/12	80,000	84,088
Williams Cos., Inc.
7.88%, 09/01/21	50,000	55,688
7.50%, 01/15/31	30,000	32,400
7.75%, 06/15/31	50,000	55,000
8.75%, 03/15/32	10,000	12,275
Windstream Corporation
8.63%, 08/01/16	20,000	21,100
Wyeth
5.95%, 04/01/37	60,000	60,367
XTO Energy, Inc.
7.50%, 04/15/12	110,000	120,357

Total Corporate Bonds (Cost $6,478,037)		6,368,894

FOREIGN BONDS — 0.3%
Brazil — 0.0%
Petrobras International Finance Co.
6.13%, 10/06/16	80,000	82,000

Canada — 0.0%
OPTI Canada, Inc.
7.88%, 12/15/14 144A	30,000	29,475
8.25%, 12/15/14 144A	10,000	9,950

		39,425

Cayman Islands — 0.1%
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 07/30/49 144A†	60,000	59,619
Shinsei Finance Cayman, Ltd.
6.42%, 07/20/49 144A†	100,000	85,031
Vale Overseas, Ltd.
6.88%, 11/21/36	130,000	132,159

		276,809

India — 0.0%
ICICI Bank, Ltd.
6.38%, 04/30/22 144A†	110,000	99,743

Italy — 0.0%
Telecom Italia Capital SA
5.25%, 10/01/15	60,000	58,547

Japan — 0.0%
Aiful Corporation
6.00%, 12/12/11 144A	100,000	95,862

Luxembourg — 0.1%
FMC Finance III SA
6.88%, 07/15/17 144A	40,000	40,200
Gaz Capital for Gazprom
6.21%, 11/22/16 144A	110,000	105,809
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%, 05/15/17 144A	110,000	104,500
TNK-BP Finance SA
6.63%, 03/20/17 144A	100,000	91,500
7.88%, 03/13/18 144A	100,000	99,250

		441,259

Mexico — 0.0%
America Movil Sab de CV
5.63%, 11/15/17	40,000	39,284
United Mexican States
6.75%, 09/27/34	100,000	110,700

		149,984

Netherlands — 0.1%
Deutsche Telekom International Finance BV
5.75%, 03/23/16	75,000	75,192
Intergas Finance BV
6.38%, 05/14/17 144A	110,000	99,000
Royal KPN NV
8.00%, 10/01/10	110,000	118,044
TuranAlem Finance BV
8.25%, 01/22/37 144AΔ	210,000	180,075

		472,311

Russia — 0.0%
Russian Federation
7.50%, 03/31/30 STEP	99,000	113,581

Total Foreign Bonds (Cost $1,872,256)		1,829,521

MORTGAGE-BACKED SECURITIES — 5.9%
American Home Mortgage Investment Trust
5.14%, 04/25/44 STEP	45,070	45,078
5.08%, 11/25/45†	302,833	287,827
Bear Stearns Adjustable Rate Mortgage Trust
4.81%, 02/25/35†	200,651	198,219
5.08%, 08/25/35†	371,647	371,597
Bear Stearns Mortgage Funding Trust
5.00%, 12/25/36†	287,493	263,392
Bear Stearns Structured Products, Inc.
6.02%, 09/27/37 144A†	790,383	774,481
Countrywide Alternative Loan Trust
5.03%, 07/25/35†	263,527	260,565
5.05%, 07/25/35†	362,581	343,387
5.12%, 06/25/37†	394,294	371,314
4.98%, 09/25/46†	366,023	335,803

See Notes to Financial Statements.

Small Cap Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Credit Suisse Mortgage Capital Certificates
5.47%, 09/15/39	$390,000	$393,047
Federal Home Loan Bank
5.50%, 12/17/37	400,000	399,225
5.50%, 12/17/37	800,000	798,348
Federal Home Loan Mortgage Corporation
5.50%, 11/01/35	160,612	160,343
5.50%, 12/01/36	1,476,005	1,473,144
5.74%, 03/01/37†	419,072	425,971
5.90%, 04/01/37†	432,278	439,722
5.89%, 05/01/37†	399,868	406,817
6.00%, 09/01/37	742,572	753,662
6.00%, 10/01/37	89,708	91,047
6.00%, 12/19/37	300,000	304,480
6.00%, 12/19/37	900,000	913,440
Federal National Mortgage Association
5.00%, 01/01/23 TBA	1,200,000	1,201,126
5.50%, 01/01/23 TBA	1,400,000	1,417,937
5.00%, 01/01/28 TBA	7,700,000	7,512,313
6.50%, 01/01/28 TBA	1,700,000	1,747,280
5.00%, 02/01/36	572,074	558,500
5.00%, 02/01/36	133,548	130,379
5.50%, 11/01/36	298,771	298,449
5.50%, 01/01/37	375,712	375,306
6.00%, 11/01/37	7	7
6.00%, 12/01/37	600,000	609,335
5.50%, 01/01/38 TBA	300,000	299,625
First Horizon Alternative Mortgage Securities
5.94%, 02/25/36†	202,765	206,302
GMAC Commercial Mortgage Securities, Inc.
5.24%, 11/10/45†	100,000	99,324
Government National Mortgage Association
6.00%, 01/01/38 TBA	1,000,000	1,023,750
Government National Mortgage Association II
5.50%, 01/01/38 TBA	400,000	401,438
6.50%, 01/01/38 TBA	1,100,000	1,135,750
Greenpoint Mortgage Funding Trust
5.05%, 10/25/45†	109,718	102,360
Harborview Mortgage Loan Trust
5.26%, 06/19/35†	335,087	319,999
Impac CMB Trust
5.59%, 03/25/33†	37,394	36,764
MASTR Adjustable Rate Mortgages Trust
3.79%, 11/21/34†	200,000	197,720
5.73%, 12/25/46†	335,198	314,838
Merrill Lynch Mortgage Investors, Inc.
5.03%, 05/25/34†	64,749	63,185
4.49%, 02/25/35†	352,676	349,457
Morgan Stanley Capital I
5.69%, 04/15/49†	270,000	275,206
Residential Accredit Loans, Inc.
5.55%, 12/26/34†	357,707	355,716
5.19%, 10/25/45†	210,972	199,994
Structured Adjustable Rate Mortgage Loan Trust
7.41%, 11/25/34†	126,065	128,965
Structured Asset Mortgage Investments, Inc.
5.00%, 08/25/36†	318,903	306,645
5.05%, 09/25/37†	383,954	371,519
Terwin Mortgage Trust
4.87%, 10/25/37†	334,712	329,505
Thornburg Mortgage Securities Trust
5.10%, 12/25/35†	348,939	348,102
5.04%, 07/25/45†	245,218	245,145
Washington Mutual
5.41%, 01/01/38Ω	400,000	402,448
Washington Mutual Mortgage Pass-Through Certificates
5.77%, 05/25/47†	367,768	350,542
5.77%, 05/25/47†	367,768	338,549
Washington Mutual, Inc.
5.65%, 11/25/36†	313,973	313,214
Wells Fargo Mortgage-Backed Securities Trust
5.27%, 05/25/33†	364,436	360,679
3.54%, 09/25/34†	400,000	395,011
5.24%, 04/25/36†	347,912	347,127

Total Mortgage-Backed Securities (Cost $33,387,861)		33,280,420

U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Bills
2.63%, 01/17/08‡‡	40,000	39,953
2.69%, 01/17/08‡‡	80,000	79,905
3.27%, 01/17/08‡‡	70,000	69,905
4.65%, 01/17/08‡‡	1,230,000	1,228,333

		1,418,096

U.S. Treasury Bond
4.75%, 02/15/37Δ	730,000	764,220

U.S. Treasury Inflationary Index Bonds
2.50%, 07/15/16Δ	90,000	99,318
2.38%, 01/15/17Δ	180,000	196,836
2.63%, 07/15/17Δ	550,000	598,380
2.38%, 01/15/27Δ	295,000	323,286

		1,217,820

U.S. Treasury Notes
4.63%, 07/31/12Δ	2,800,000	2,940,876
4.13%, 08/31/12Δ	1,740,000	1,792,064
4.75%, 08/15/17Δ	30,000	31,695

		4,764,635

Total U.S. Treasury Obligations (Cost $7,784,871)		8,164,771

TOTAL INVESTMENTS — 142.6% (Cost $779,176,719)		800,154,995

See Notes to Financial Statements.

	Number of Contracts	Value
WRITTEN OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $112.00, Expires 02/22/08	(2)	$(4,281)
10-Year U.S. Treasury Note Futures, Strike Price $117.00, Expires 02/22/08	(17)	(6,641)
Put Options — 0.0%
10-Year U.S. Treasury Note Futures, Strike Price $107.00, Expires 02/22/08	(5)	(234)
10-Year U.S. Treasury Note Futures, Strike Price $112.00, Expires 02/22/08	(9)	(6,750)

Total Written Options (Premiums received $(25,110))		(17,906)

Liabilities in Excess of Other Assets — (42.6)%		(238,977,326)

NET ASSETS — 100.0%		$561,159,763

PORTFOLIO SUMMARY (based on net assets)
			%
Money Market Funds			44.7
Financial Services			18.3
Consumer Discretionary			13.1
Healthcare			12.6
Technology			12.6
Futures Contracts			12.2
Materials & Processing			10.0
Other Energy			6.3
Mortgage-Backed Securities			5.9
Producer Durables			5.8
Utilities			3.8
Auto & Transportation			2.6
Consumer Staples			1.8
U.S. Treasury Obligation			1.5
Corporate Bond			1.1
Other			0.7
Asset-Backed Securities			0.6
Foreign Common Stocks			0.4
Agency Obligations			0.3
Foreign Bonds			0.3
Exchange Traded Fund			0.1
Preferred Stocks			0.1
Integrated Oils			0.0	**
Written Options			0.0	**
Forward Foreign Currency Contracts			(0.1)

			154.7

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

International Equity Fund

The International Equity Fund is primarily comprised of international stocks located in developed countries, and to a lesser extent, in international stocks located in emerging markets. The Fund generated the second-highest absolute return among all GuideStone Funds during 2007, a testament to the overall surge in global stocks. For the fifth consecutive year, the GS4 Class of the Fund experienced double-digit returns; gaining 12.96%. For the five-year period ending December 31, 2007, the Fund returned 21.46% for the GS4 Class, annualized. Strong economic growth abroad, particularly in emerging market countries, has provided a solid backdrop for international investing. Despite this lofty figure, the Fund trailed its benchmark, the MSCI ACWI® Ex-U.S., in 2007 due primarily to overweight positions in Japan and underweight positions in China. The Fund lagged its benchmark on an annualized three-year and five-year basis and trailed slightly on a since-inception basis.

Please see page 161 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Foreign securities may involve additional risks, social and political instability, reduced market liquidity and currency volatility.

International Equity Fund

Average Annual Total Returns as of 12/31/07

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**
One Year	13.21%	12.96%	12.68%	16.65%
Five Year	21.68%	21.46%	21.15%	24.02%
Since Inception	13.58%	13.39%	12.96%	14.43%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI ACWI® Ex-U.S.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

International Equity Fund
SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value
FOREIGN COMMON STOCKS — 95.5%
Argentina — 0.0%
Banco Macro SA ADRΔ	16,400	$405,736

Australia — 4.8%
Amcor, Ltd.	832,186	5,022,375
Ansell, Ltd.	86,877	914,760
Asciano GroupΔ	35,602	217,004
Brambles, Ltd.	144,152	1,447,432
Coca-Cola Amatil, Ltd.	659,905	5,456,792
Commonwealth Bank of Australia	65,944	3,399,992
CSL, Ltd.	136,710	4,330,955
Insurance Australia Group, Ltd.Δ	56,897	204,781
Lend Lease Corporation, Ltd.	414,209	6,254,522
Macquarie Group, Ltd.Δ	48,441	3,241,054
Mineral Deposits, Ltd.*	138,300	162,699
National Australia Bank, Ltd.	252,743	8,325,231
Newcrest Mining, Ltd.	11,880	342,560
Quantas Airways, Ltd.	670,707	3,186,756
Rio Tinto, Ltd.Δ	49,557	5,765,126
Stockland	250,182	1,836,296
Suncorp-Metway, Ltd.	154,991	2,287,668
Telstra Corporation, Ltd.	2,268,379	9,296,087
Toll Holdings, Ltd.Δ	40,909	408,440
Wesfarmers, Ltd.Δ	88,726	3,136,017
Westpac Banking Corporation	124,011	3,015,571
Woodside Petroleum, Ltd.	295,330	12,944,831

		81,196,949

Austria — 0.1%
Raiffeisen International Bank Holding AGΔ	6,500	983,267
Telekom Austria AG	31,957	888,251
Wienerberger AG	6,600	366,007

		2,237,525

Bahrain — 0.0%
Investcorp Bank BSC GDR	15,063	421,463

Belgium — 1.3%
Colruyt SA	40,100	9,489,553
Dexia SA	59,228	1,496,698
Fortis	322,844	8,528,127
Mobistar SA	16,000	1,469,002
UCB SA	13,294	607,447

		21,590,827

Brazil — 1.7%
All America Latina Logistica SA	13,800	178,625
Amil Participacoes SA*	83,751	766,933
Banco do Brasil SA	153,300	2,618,157
Banco Itau Holding Financeira SA ADR	40,670	1,051,726
Bolsa de Mercadorias e Futuros*	18,700	262,641
BR Malls Participacoes SA*	23,800	320,899
Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA*	32,000	123,865
Brasil Telecom Participacoes SA ADR*	1,100	82,038
Centrais Eletricas Brasileiras SA	27,070	363,924
Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADRΔ	29,900	1,105,104
Companhia de Concessoes Rodoviarias	6,500	100,421
Companhia Energetica de Minas Gerais ADRΔ	30,100	555,646
Companhia Vale do Rio Doce ADR	192,062	5,373,895
CPFL Energia SA ADRΔ	2,200	124,652
Gafisa SA ADRΔ*	16,100	602,945
Global Village Telecom Holding SA*	2,500	50,211
Localiza Rent A Car SA	26,000	275,921
Lojas Renner SA	34,600	699,775
Marfrig Frigorificos e Comercio de Alimentos SA*	91,795	786,446
NET Servicos de Comunicacao SA ADR*	2,000	23,960
Petroleo Brasileiro SA ADRΔ*	82,400	8,461,088
Positivo Informatica SA	4,500	109,947
Redecard SA*	8,700	140,764
Tegma Gestao Logistica SA	18,700	236,376
Tele Norte Leste Participacoes SA ADRΔ	153,400	2,957,552
Terna Participacoes SA	35,600	620,000
Tim Participacoes SA ADRΔ	8,300	290,085
Totvs SA	6,200	205,506
Triunfo Participacoes e Investimentos SA*	50,300	194,983
Usinas Siderurgicas de Minas Gerais SA	13,200	615,506
Votorantim Celulose e Papel SA ADR	11,000	327,910

		29,627,501

Canada — 2.6%
Bank of Montreal	9,800	559,333
Bank of Nova Scotia	11,300	575,677
Barrick Gold Corporation	176,000	7,400,800
Cameco Corporation	88,900	3,564,287
Canadian National Railway Co.Δ	11,100	524,662
Canadian Natural Resources, Ltd.	35,700	2,625,367
EnCana CorporationΔ	19,100	1,306,297
Fairfax Financial Holdings, Ltd.	2,000	581,590
Falcon Oil & Gas, Ltd.*	335,000	117,103
First Quantum Minerals, Ltd.	24,300	2,094,535
Inmet Mining Corporation	7,100	579,467
Methanex Corporation	13,400	374,187
Potash Corporation of Saskatchewan	58,900	8,563,312
Power Financial CorporationΔ	12,000	495,709
Research In Motion, Ltd.*	4,300	490,408
Shaw Communications, Inc. Class B	38,200	914,989
Shoppers Drug Mart Corporation	15,000	809,463
Sun Life Financial, Inc.Δ	11,500	649,136
Suncor Energy, Inc.	93,300	10,201,128
Talisman Energy, Inc.Δ	112,100	2,088,777
Toronto-Dominion BankΔ	6,800	478,849

		44,995,076

Chile — 0.2%
Banco de Credito e Inversiones	23,100	693,533

See Notes to Financial Statements.

	Shares	Value
Banco Santander Chile SA ADR	7,900	$402,821
Centros Comerciales Sudamericanos SA	86,938	349,882
Embotelladora Andina SA ADR Class A@	20,000	335,000
Embotelladora Andina SA ADR Class B	37,400	703,120
Empresas CMPC SA	4,600	173,672
Enersis SA ADRΔ*	21,700	347,851
Multiexport Foods SA*	130,516	58,450

		3,064,329

China — 1.4%
AAC Acoustic Technology Holdings, Inc.Δ*	512,000	681,760
Bosideng International Holdings, Ltd.*	782,000	250,724
BYD Electronic International Co., Ltd.*	773,000	1,496,948
China Communications Construction Co., Ltd. Class HΔ*	747,000	1,931,203
China Construction Bank Class HΔ	1,168,000	978,124
China Life Insurance Co., Ltd. Class H	236,000	1,206,306
China Medical Technologies, Inc. ADRΔ	10,700	474,973
China Petroleum & Chemical Corporation Class H	2,251,000	3,336,993
China Shenhua Energy Co., Ltd. Class HΔ	126,500	745,183
China Yurun Food Group, Ltd.Δ	1,483,000	2,442,297
Focus Media Holding, Ltd. ADRΔ*	6,400	363,584
Golden Eagle Retail Group, Ltd.Δ	550,976	570,650
Great Wall Motor Co., Ltd.	554,500	783,211
Harbin Power Equipment	142,000	446,215
Industrial & Commercial Bank of China Class HΔ	7,125,000	5,058,029
New World Department Store China, Ltd.*	282,113	395,300
Parkson Retail Group, Ltd.Δ	24,545	292,912
PetroChina Co., Ltd. Class H	610,000	1,074,419
Simcere Pharmaceutical Group ADRΔ*	43,800	606,630
Sino-Ocean Land Holdings, Ltd.*	752,500	932,253
Synear Food Holdings, Ltd.	206,000	238,164
Xinao Gas Holdings, Ltd.	43,496	86,001

		24,391,879

Colombia — 0.1%
BanColombia SA	76,200	638,384
BanColombia SA ADRΔ	12,900	438,858

		1,077,242

Czech Republic — 0.1%
CEZ AS	11,219	833,911

Denmark — 0.3%
Danske Bank A/S	59,700	2,333,527
H Lundbeck A/S	97,000	2,606,538
Novo-Nordisk A/S Class B	12,400	809,489

		5,749,554

Egypt — 0.5%
El Sewedy Cables Holding Co.*	21,230	456,742
National Societe General Bank*	22,280	184,781
Orascom Construction Industries	56,594	5,827,297
Orascom Construction Industries GDR 144AΔ	5,911	1,226,295
Talaat Moustafa Group*	426,246	917,206

		8,612,321

Estonia — 0.1%
Tallink Group, Ltd.*	746,660	1,151,273

Finland — 0.8%
Nokia OYJ	224,050	8,663,267
Rautaruukki OYJ	39,487	1,698,677
UPM-Kymmene OYJ	202,273	4,119,473

		14,481,417

France — 8.9%
Accor SAΔ	24,225	1,949,133
Air France-KLM	16,400	576,876
Air Liquide SA	6,980	1,045,184
AXA SA	182,745	7,333,137
BNP Paribas SAΔ	76,011	8,300,721
Bouygues SA	109,440	9,152,727
Business Objects SAΔ*	24,980	1,535,598
Cap Gemini SA	35,795	2,263,621
Carrefour SA	76,430	5,987,374
Casino Guichard Perrachon SA	35,248	3,859,264
Compagnie de Saint-GobainΔ	93,286	8,848,167
Compagnie Generale d’Optique Essilor International SA	102,000	6,548,583
Dassault Systemes SA	18,400	1,096,126
Electricite de FranceΔ	5,600	671,358
Eutelsat Communications	22,563	674,369
France Telecom SA	169,293	6,112,079
Groupe Danone	27,200	2,453,587
Lafarge SA	29,900	5,464,707
L’Oreal SA	84,800	12,221,957
PagesJaunes Groupe SA	17,972	362,074
Peugeot SA	13,300	1,014,348
PPR SA	15,030	2,429,927
Renault SA	60,206	8,593,985
Rhodia SA*	14,800	575,022
Safran SAΔ	25,800	532,439
Sanofi-Aventis	79,500	7,324,690
Schneider Electric SAΔ	13,167	1,794,964
Societe BIC SA	18,200	1,311,968
Societe Generale Class A	58,224	8,475,539
Societe Television Francaise 1	115,000	3,086,015
Total SAΔ	249,429	20,786,861
UBISOFT Entertainment*	33,278	3,400,239
Valeo SA	57,100	2,363,163
Veolia Environnement SA	25,515	2,339,211
Vivendi SA	38,051	1,758,376

		152,243,389

Germany — 5.5%
Allianz AG	34,600	7,502,588
BASF AG	68,288	10,192,301
Bayer AG	13,800	1,270,209
Bayerische Motoren Werke AG	34,800	2,173,168
Commerzbank AG	69,307	2,654,016
Continental AG	39,200	5,162,647
Daimler AG	53,009	5,170,975
Deutsche Bank AGΔ	35,398	4,650,483

See Notes to Financial Statements.

International Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Deutsche Lufthansa AG	49,864	$1,337,825
Deutsche Telekom AG	286,931	6,356,168
E.ON AG	32,143	6,877,727
Hannover Rueckversicherung AGΔ	62,800	2,928,297
Heidelberger Druckmaschinen AGΔ	49,800	1,673,928
Hypo Real Estate Holding AG	17,499	930,358
Infineon Technologies AG*	57,800	685,773
MAN AG	19,902	3,324,857
Metro AG	6,100	516,849
RWE AGΔ	115,389	16,283,739
Salzgitter AG	12,133	1,825,109
SAP AG	8,700	450,724
Siemens AGΔ	19,450	3,112,668
ThyssenKrupp AGΔ	47,731	2,703,978
Volkswagen AG	26,370	6,100,942

		93,885,329

Greece — 0.3%
Coca Cola Hellenic Bottling Co. SA	11,543	501,391
Public Power Corporation	74,900	3,955,236

		4,456,627

Hong Kong — 4.7%
Bank of East Asia, Ltd.	201,400	1,364,652
China Mengniu Dairy Co., Ltd.	20,000	72,561
China Mobile, Ltd.	527,000	9,177,443
CLP Holdings, Ltd.	1,150,000	7,813,123
CNOOC, Ltd.	7,806,000	13,109,179
Esprit Holdings, Ltd.	100,100	1,473,999
Hang Seng Bank, Ltd.Δ	168,500	3,449,144
Hong Kong & China Gas Co.Δ	4,052,400	12,344,127
Hong Kong Electric Holdings, Ltd.	699,000	4,000,256
Hutchison Whampoa, Ltd.	862,000	9,710,685
Jardine Matheson Holdings, Ltd.	124,000	3,423,647
Kingboard Chemical Holdings, Ltd.	225,000	1,329,238
New World Development, Ltd.Δ	274,000	959,277
Orient Overseas International, Ltd.	125,500	919,447
Shui On Land, Ltd.Δ	1,312,909	1,515,818
Sino Land Co.	210,000	735,377
Sun Hung Kai Properties, Ltd.	109,000	2,289,387
Swire Pacific, Ltd. Class A	108,500	1,486,788
Techtronic Industries Co.Δ	577,000	570,090
United Laboratories, Ltd. (The)*	370,000	218,867
Wharf Holdings, Ltd.Δ	682,000	3,528,000

		79,491,105

Hungary — 0.2%
MOL Hungarian Oil and Gas PLC	11,168	1,573,962
MOL Hungarian Oil and Gas PLC ADRΔ	14,666	1,044,953

		2,618,915

India — 1.5%
Ambuja Cements, Ltd.	511,704	1,897,306
Andhra Bank, Ltd.	728,084	1,930,899
Asian Paints, Ltd.	45,651	1,262,353
Bharat Heavy Electricals, Ltd.	19,807	1,289,047
Bharti Airtel, Ltd.*	46,941	1,174,115
Cairn India, Ltd.*	159,017	1,028,260
Container Corporation of India, Ltd.	25,722	1,247,087
GAIL India, Ltd.	156,546	2,131,707
Hero Honda Motors, Ltd.	55,781	975,688
Hindustan Unilever, Ltd.	155,253	836,163
Housing Development Finance Corporation	37,819	2,731,095
Indraprastha Gas, Ltd.	93,800	405,747
Infosys Technologies, Ltd. ADR	79,510	3,546,397
Phoenix Mills, Ltd.	12,724	754,325
Ranbaxy Laboratories, Ltd.	68,349	731,673
Steel Authority of India	240,467	1,717,048
Sun Pharma Advanced Research Co., Ltd.*	52,600	211,669
Sun Pharmaceuticals Industries, Ltd.	52,600	1,594,101

		25,464,680

Indonesia — 0.8%
Bank Rakyat Indonesia	5,189,209	4,033,912
PT Bank Central Asia TBK	1,250,500	958,246
PT Bank Mandiri Persero TBK	457,500	167,677
PT Panin Life TBK	26,999,000	553,252
PT Ramayana Lestari Sentosa TBK	6,099,500	545,501
PT Telekomunikasi Indonesia TBK	7,126,196	7,544,078

		13,802,666

Ireland — 0.7%
Allied Irish Banks PLC	177,400	4,083,690
Bank of Ireland	154,000	2,300,093
CRH PLC	144,862	5,045,018

		11,428,801

Israel — 0.5%
Check Point Software Technologies, Ltd.*	95,689	2,101,330
Syneron Medical, Ltd.Δ*	13,200	176,484
Teva Pharmaceutical Industries, Ltd. ADRΔ	132,100	6,140,008

		8,417,822

Italy — 1.8%
Enel SpAΔ	336,125	4,022,829
ENI SpA	231,640	8,508,887
Intesa Sanpaolo SpA	1,254,139	9,933,589
Mediaset SpA	286,700	2,906,945
Prysmian SpA*	21,900	545,451
UniCredito Italiano SpA	630,704	5,221,465

		31,139,166

Japan — 19.6%
Advantest CorporationΔ	120,200	3,398,724
Aeon Co., Ltd.Δ	213,600	3,115,797
Alfresa Holdings CorporationΔ	19,700	1,187,755
Amada Co., Ltd.	224,000	1,942,880
Aozora Bank, Ltd.	677,000	1,965,909
Astellas Pharma, Inc.	228,600	9,914,523
Bank of Yokohama, Ltd.	155,000	1,079,947
Canon, Inc.Δ	360,016	16,476,703
Central Japan Railway Co.	206	1,751,007
Chubu Electric Power Co., Inc.Δ	96,400	2,505,911
Citizen Holdings Co., Ltd.Δ	86,000	835,174

See Notes to Financial Statements.

	Shares	Value
Credit Saison Co., Ltd.Δ	5,000	$136,205
Daikin Industries, Ltd.	131,000	7,306,667
Daito Trust Construction Co., Ltd.Δ	188,100	10,319,547
Daiwa House Industry Co., Ltd.Δ	41,000	523,823
Denso Corporation	107,200	4,362,423
East Japan Railway Co.	81	666,268
Eisai Co., Ltd.	143,000	5,596,709
Elpida Memory, Inc.Δ*	32,000	1,094,076
Fanuc, Ltd.	96,300	9,336,104
FUJIFILM Holdings Corporation	24,000	1,004,533
Fujitsu, Ltd.	635,000	4,247,816
Hirose Electric Co., Ltd.Δ	39,700	4,555,977
Honda Motor Co., Ltd.	291,400	9,626,354
Hoya Corporation	382,500	12,101,980
Idemitsu Kosan Co., Ltd.Δ	7,300	768,872
Inpex Holdings, Inc.	125	1,356,571
Itochu Corporation	255,000	2,460,658
JGC Corporation	32,000	548,678
Kansai Electric Power Co., Inc. (The)	25,000	582,323
Kao Corporation	223,000	6,704,037
KDDI Corporation	532	3,936,308
Keyence CorporationΔ	36,300	8,914,176
Kuraray Co., Ltd.	151,000	1,821,712
Makita Corporation	40,600	1,697,365
Millea Holdings, Inc.	305,100	10,242,958
Mitsubishi Corporation	337,600	9,137,038
Mitsubishi Electric Corporaiton	163,000	1,688,219
Mitsubishi Estate Co., Ltd.	238,100	5,672,720
Mitsubishi Gas Chemical Co., Inc.	173,000	1,682,973
Mitsubishi UFJ Financial Group, Inc.	641,000	6,044,583
Mitsui & Co., Ltd.	28,000	584,714
Mitsui Mining & Smelting Co., Ltd.	339,000	1,349,321
Mitsui OSK Lines, Ltd.	275,000	3,476,632
Mizuho Financial Group, Inc.	1,274	6,068,631
Murata Manufacturing Co., Ltd.	88,200	5,064,851
Nintendo Co., Ltd.	5,600	3,288,051
Nippon Electric Glass Co., Ltd.	53,000	862,153
Nippon Telegraph & Telephone Corporation	1,504	7,476,280
Nissan Motor Co., Ltd.	137,500	1,500,743
Nitto Denko Corporation	194,100	10,201,291
Nomura Holdings, Inc.Δ	64,000	1,072,311
NTT Data CorporationΔ	745	3,299,718
NTT DoCoMo, Inc.	881	1,450,399
Odakyu Electric Railway Co., Ltd.Δ	18,000	114,512
Omron Corporation	92,000	2,165,994
Onward Holdings Co., Ltd.Δ	114,000	1,166,244
ORIX Corporation	26,000	4,372,868
Ricoh Co., Ltd.	139,000	2,537,631
Rohm Co., Ltd.	41,600	3,609,074
Secom Co., Ltd.	128,000	6,988,009
Sekisui House, Ltd.	137,000	1,464,306
Seven & Holdings Co., Ltd.	57,900	1,682,136
Shimachu Co., Ltd.	50,600	1,425,616
Shimamura Co., Ltd.Δ	36,000	3,043,979
Shin-Etsu Chemical Co., Ltd.	161,700	10,056,318
SMC CorporationΔ	31,700	3,771,147
Softbank CorporationΔ	333,900	6,848,209
Sony Corporation	38,800	2,113,936
Sony Financial Holdings, Inc.	136	519,823
Sumitomo Chemical Co., Ltd.	285,700	2,530,053
Sumitomo CorporationΔ	106,000	1,483,086
Sumitomo Metal Industries, Ltd.	220,000	1,006,049
Sumitomo Mitsui Financial Group, Inc.Δ	620	4,588,172
Suzuki Motor CorporationΔ	89,700	2,689,224
Takeda Pharmaceutical Co., Ltd.	268,000	15,656,787
Tokyo Electron, Ltd.	56,900	3,457,902
Tokyo Gas Co., Ltd.Δ	97,000	453,119
Tokyu CorporationΔ	99,000	646,340
Toshiba CorporationΔ	277,000	2,044,250
Toyo Suisan Kaisha, Ltd.	62,000	1,115,167
Toyota Motor Corporation	208,340	11,095,920
Trend Micro, Inc.Δ*	32,500	1,155,982
Uni-Charm Corporation	10,300	650,017
UNY Co., Ltd.	96,000	810,888
West Japan Railway Co.	597	2,961,586
Yahoo! Japan CorporationΔ	4,326	1,929,172
Yakult Honsha Co., Ltd.Δ	89,200	2,049,901
Yamada Denki Co., Ltd.	17,420	1,965,067
Yamato Holdings Co., Ltd.	88,500	1,272,126

		335,447,708

Kazakhstan — 0.0%
KazakhGold Group, Ltd. GDR*	1,400	36,050

Luxembourg — 0.4%
Arcelor	57,723	4,511,451
SES	37,700	1,000,777
Tenaris SA ADRΔ	19,500	872,235

		6,384,463

Malaysia — 0.3%
AirAsia BHD*	1,471,200	707,358
Astro All Asia Networks PLC	109,981	116,111
Bumiputra-Commerce Holdings BHD	1,226,700	4,038,787
Transmile Group BHD*	160,200	129,391

		4,991,647

Mexico — 0.7%
America Movil SA de CV ADR Series L*	76,893	4,720,461
Cemex SA de CV*	1,277,072	3,310,186
Corporacion Moctezuma SA de CV	177,000	434,136
Empresas ICA SAB de CV*	51,800	341,670
Empresas ICA SAB de CV ADR*	6,500	171,600
Grupo Financiero Inbursa SA	281,053	772,527
Grupo Televisa SA ADRΔ	32,100	763,017
Megacable Holdings SAB de CV*	75,772	257,287
Urbi Desarrollos Urbanos SAΔ*	133,400	460,788
Wal-Mart de Mexico SAB de CV Series V	357,348	1,245,805

		12,477,477

Netherlands — 3.7%
Aegon NV	348,090	6,179,577
Akzo Nobel NV	45,700	3,702,823
ASM International NV	30,508	752,783
ING Groep NV	406,565	15,944,783

See Notes to Financial Statements.

International Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Koninklijke Ahold NV*	36,880	$514,060
Reed Elsevier NVΔ	442,554	8,839,645
Royal Dutch Shell PLC Class A	351,677	14,921,696
Royal Dutch Shell PLC Class B	441	18,384
Royal KPN NV	387,376	7,103,256
TNT NV	64,000	2,672,581
Unilever NVΔ	51,400	1,900,732
Vimetco NV GDR*	45,745	436,865

		62,987,185

New Zealand — 0.1%
Telecom Corporation of New Zealand, Ltd.Δ	749,503	2,503,744

Nigeria — 0.1%
First City Monument Bank PLC	3,820,880	611,859
Guaranty Trust Bank GDRΔ	80,400	932,640
United Bank for Africa PLC*	2,085,150	875,445

		2,419,944

Norway — 0.8%
DnB NOR ASA	48,400	736,260
Norsk Hydro ASA	75,200	1,070,765
StatoilHydro ASA	147,387	4,547,003
Telenor ASA	279,500	6,632,246

		12,986,274

Peru — 0.1%
Credicorp, Ltd.	25,100	1,915,130

Philippines — 0.1%
Ayala Land, Inc.	2,601,700	883,957
International Container Terminal Services, Inc.	1,246,288	1,367,479

		2,251,436

Poland — 0.0%
Bank Pekao SA	4,951	456,397

Russia — 1.6%
Evraz Group SA GDR	6,958	540,946
Golden Telecom, Inc.Δ*	7,500	757,125
Integra Group Holdings GDR*	18,125	307,499
Kalina ADR	7,200	291,600
LUKOIL ADRΔ	55,324	4,746,799
Magnit OAO@*	23,700	1,193,218
Mining and Metallurgical Co. Norilsk Nickel ADRΔ	2,368	636,992
Mobile Telesystems ADRΔ	31,502	3,206,589
Novorossiysk Commercial Sea Port GDRΔ*	31,602	632,040
OAO Gazprom ADRΔ	104,131	5,831,336
Seventh Continent@	22,600	583,606
Severstal GDR 144AΔ	28,215	640,481
Vimpel-Communications ADR	28,100	1,168,960
VTB Bank OJSC GDRΔ*	471,593	4,809,178
VTB Bank OJSC GDR 144A*	19,000	193,800
Wimm-Bill-Dann Foods OJSC ADRΔ	5,583	731,596
X 5 Retail Group NV GDR*	50,322	1,825,882

		28,097,647

Singapore — 0.8%
CapitaLand, Ltd.Δ	120,000	516,288
DBS Group Holdings, Ltd.	443,000	6,287,491
Oversea-Chinese Banking Corporation	465,800	2,654,828
Singapore Exchange, Ltd.	319,000	2,922,212
Singapore Telecommunications, Ltd.	254,492	700,176
United Overseas Bank, Ltd.	30,000	410,860

		13,491,855

South Africa — 1.2%
ABSA Group, Ltd.	26,540	431,376
Bidvest Group, Ltd.	116,959	2,058,541
FirstRand, Ltd.	321,833	928,309
Impala Platinum Holdings, Ltd.	29,081	1,010,487
MTN Group, Ltd.Δ	91,054	1,705,412
Murray & Roberts Holdings, Ltd.Δ	53,490	793,773
Naspers, Ltd.	42,614	1,008,610
Pick’n Pay Stores, Ltd.	72,990	399,964
Sasol, Ltd.Δ	127,744	6,330,161
Standard Bank Group, Ltd.	346,866	5,082,449

		19,749,082

South Korea — 2.0%
Amorepacific Corporation*	1,288	971,400
Daelim Industrial Co., Ltd.	2,618	495,023
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	19,880	1,084,407
GS Engineering & Construction Corporation	7,477	1,229,516
Hanjin Heavy Industries & Construction Co., Ltd.*	3,539	260,496
Kookmin Bank	52,613	3,878,315
Korea Electric Power Corporation	91,710	3,856,309
KTBNetwork*	22,929	284,233
LG.Philips LCD Co., Ltd.*	30,570	1,616,596
Lotte Shopping Co., Ltd.	3,186	1,396,042
POSCO	831	502,074
S1 Corporation	2,832	169,718
Samsung Electronics Co., Ltd.	10,783	6,345,772
Samsung Electronics Co., Ltd. (Non-Voting Shares) GDR 144A	9,909	2,265,399
Samsung Electronics Co., Ltd. GDR 144AΔ	700	203,744
Samsung Fire & Marine Insurance Co., Ltd.	5,500	1,480,289
Samsung Securities Co., Ltd.Δ	11,830	1,128,066
Shinhan Financial Group Co., Ltd.	48,251	2,737,028
SK Energy Co., Ltd.*	8,961	1,709,371
SK Telecom Co., Ltd.	6,900	1,819,564
Taeyoung Engineering & Construction	12,135	146,011

		33,579,373

Spain — 3.0%
Banco Bilbao Vizcaya Argentaria SA	337,716	8,274,771
Banco Santander SA	917,864	19,952,672
Iberdrola SA	392,836	5,989,893
Inditex SAΔ	60,083	3,659,217
Repsol YPF SAΔ	35,400	1,271,027
Telefonica SA	368,730	12,030,445

		51,178,025

See Notes to Financial Statements.

	Shares	Value
Sri Lanka — 0.0%
Dialog Telekom, Ltd.@	1,410,010	$259,551

Sweden — 1.4%
Assa Abloy AB Class B	109,700	2,199,892
Atlas Copco AB Class A	28,800	428,064
Electrolux AB	87,863	1,457,326
Hennes & Mauritz AB Class B	70,825	4,278,227
Nordea Bank AB	375,511	6,277,495
Telefonaktiebolaget LM Ericsson Class B	2,623,000	6,139,337
TeliaSonera AB	142,300	1,329,449
Volvo AB	135,557	2,268,163

		24,377,953

Switzerland — 4.5%
ABB, Ltd.	115,676	3,335,147
Baloise Holding AG	22,477	2,208,837
Compagnie Financiere Richemont AG Class A	72,006	4,919,517
Credit Suisse Group	13,345	803,310
Holcim, Ltd.	22,847	2,435,503
Nestle SA	43,337	19,899,930
Nobel Biocare Holding AG	4,177	1,112,419
Novartis AG	367,086	20,074,955
Roche Holding AG	38,168	6,597,941
Swatch Group AG	3,188	958,395
Swiss Reinsurance	64,215	4,542,849
Swisscom AG	4,159	1,623,490
Synthes, Inc.	4,000	497,335
UBS AG	11,500	529,969
Xstrata PLC	11,066	776,512
Zurich Financial Services AG	20,348	5,971,864

		76,287,973

Taiwan — 1.2%
Advantech Co., Ltd.	156,956	356,013
Cathay Financial Holding Co., Ltd.	849,273	1,754,804
Compal Electronics, Inc.	528,000	574,930
Delta Electronics, Inc.	126,200	427,331
High Tech Computer Corporation	114,160	2,090,549
HON HAI Precision Industry Co., Ltd.	216,000	1,331,312
InnoLux Display Corporation GDR 144A*	198,283	1,118,316
MediaTek, Inc.	212,050	2,718,025
Novatek Microelectronics Corp., Ltd.	301,919	1,144,932
Taiwan Fertilizer Co., Ltd.	483,000	1,173,231
Taiwan Semiconductor Manufacturing Co., Ltd.	2,609,117	4,946,854
Taiwan Semiconductor
Manufacturing Co., Ltd. ADRΔ	192,747	1,919,760
Vanguard International Semiconductor Corporation	490,382	364,608
Wistron Corporation	78,000	143,261
Yuanta Financial Holding Co., Ltd.*	800,000	516,141

		20,580,067

Thailand — 0.2%
Airports of Thailand Public Co., Ltd.Δ	561,071	957,743
Bank of Ayudhya PCL	1,106,900	857,592
Central Pattana PCL	555,200	409,178
Siam Commercial Bank Public Co., Ltd.	472,400	1,213,080

		3,437,593

Turkey — 0.5%
Coca-Cola Icecek Uretim AS	81,653	940,269
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS*	258,676	303,661
Migros Turk TAS	94,813	1,848,454
Sinpas Gayrimenkul Yatirim Ortakligi AS*	25,462	178,108
Turkcell Iletisim Hizmet AS	77,696	853,390
Turkcell Iletisim Hizmet AS ADR	6,300	173,691
Türkiye Garanti Bankasi AS	—	2
Türkiye Is Bankasi	211,604	1,321,789
Yapi ve Kredi Bankasi*	591,482	2,075,189

		7,694,553

United Arab Emirates — 0.0%
DP World, Ltd.Δ	128,139	152,485

United Kingdom — 14.3%
Alliance & Leicester PLCΔ	39,500	494,141
Anglo American PLC	63,823	3,872,786
Antofagasta PLC	210,990	2,991,232
ARM Holdings PLCΔ	110,000	271,287
AstraZeneca PLC*	142,598	6,137,711
Aviva PLC	369,198	4,920,472
BAE Systems PLC	642,600	6,377,103
Barclays PLC	538,405	5,437,524
BG Group PLC	978,948	22,460,552
BHP Billiton PLCΔ	156,653	4,772,101
BP PLC	1,372,443	16,771,600
British Land Co. PLC REIT	72,500	1,359,564
BT Group PLC	436,302	2,356,930
Cairn Energy PLC*	6,700	409,548
Cattles PLC	237,000	1,378,935
Centrica PLC	1,181,346	8,414,868
Compass Group PLC	381,004	2,324,873
Daily Mail and General Trust PLC	57,200	565,330
Emap PLC	130,000	2,373,146
GKN PLC	427,284	2,388,147
GlaxoSmithKline PLC	836,802	21,251,907
HBOS PLC	531,741	7,732,071
HSBC Holdings PLCΔ	246,556	4,147,468
Johnston Press PLC	306,500	1,654,243
Kingfisher PLC	940,000	2,695,507
Lloyds TSB Group PLC	701,262	6,603,577
Marks & Spencer Group PLC	44,600	493,699
Michael Page International PLC	322,241	1,834,583
National Grid PLC	110,600	1,834,269
Next PLC	64,826	2,088,112
Persimmon PLC	111,100	1,769,909
Premier Foods PLC	118,500	484,127
Prudential PLC	287,000	4,041,194
Reckitt Benckiser Group PLC	81,720	4,748,755
Reed Elsevier PLC	38,300	514,393
Reuters Group PLC	103,300	1,306,085
Rexam PLC	241,400	2,009,956
Rio Tinto PLC	87,600	9,219,239
Royal & Sun Alliance Insurance Group	622,923	1,819,614
Royal Bank of Scotland Group PLC	1,430,936	12,634,413

See Notes to Financial Statements.

International Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Scottish & Southern Energy PLC	58,500	$1,907,542
Shire PLC	148,669	3,418,595
Signet Group PLC	931,500	1,295,691
Standard Chartered PLC	64,300	2,346,737
Taylor Wimpey PLC	306,000	1,232,413
Tesco PLC	932,400	8,869,495
Travis Perkins PLC	56,100	1,339,492
Tullow Oil PLC	186,834	2,426,679
Unilever PLC	488,989	18,339,459
Vedanta Resources PLC	31,366	1,272,551
Vodafone Group PLC	2,466,859	9,260,395
Wm Morrison Supermarkets PLC	1,095,000	6,996,142
Yell Group PLC	133,400	1,063,119

		244,729,281

Total Foreign Common Stocks (Cost $ 1,221,309,427)		1,631,258,396

FOREIGN PREFERRED STOCKS — 0.6%
Belgium — 0.0%
Fortis*	106,120	1,562

Brazil — 0.3%
Centrais Eletricas Brasileiras
SA Class B	86,363	1,113,500
Companhia de Tecidos do Norte de Minas—Coteminas	45,114	261,053
Companhia Energetica de Minas Gerais	20,880	381,236
Investimentos Itau SA@	562,558	3,713,515
NET Servicos de Comunicacao SA*	19,400	236,506
Usinas Siderurgicas de Minas Gerais SA	900	41,208

		5,747,018

Chile — 0.0%
Embotelladora Andina SA	66,700	185,256

Germany — 0.1%
Porsche AG	325	660,578

Russia — 0.1%
URSA Bank@	860,100	1,634,190

South Korea — 0.1%
Samsung Electronics Co., Ltd.	4,643	2,106,528

Total Foreign Preferred Stocks (Cost $7,478,197)		10,335,132

RIGHTS — 0.0%
Wharf Holdings, Ltd., expires 01/08/08*	85,250	116,984
Wing Tai Holdings, Ltd., expires 11/23/07*	24,600	11,963

Total Rights (Cost $0)		128,947

MONEY MARKET FUNDS — 16.1%
GuideStone Money Market Fund (GS4 Class)¥	60,117,404	60,117,404
Northern Institutional Liquid Assets Portfolio§	214,236,191	214,236,191

Total Money Market Funds (Cost $274,353,595)		274,353,595

TOTAL INVESTMENTS — 112.2% (Cost $1,503,141,219)		$1,916,076,070
Liabilities in Excess of Other Assets — (12.2)%		(208,078,398)

NET ASSETS — 100.0%		$1,707,997,672

See Notes to Financial Statements.

PORTFOLIO SUMMARY (based on net assets)

	%
Foreign Common Stocks
Japan	19.6
United Kingdom	14.3
France	8.9
Germany	5.5
Australia	4.8
Hong Kong	4.7
Switzerland	4.5
Netherlands	3.7
Spain	3.0
Canada	2.6
South Korea	2.0
Italy	1.8
Brazil	1.7
Russia	1.6
India	1.5
China	1.4
Sweden	1.4
Belgium	1.3
South Africa	1.2
Taiwan	1.2
Finland	0.8
Indonesia	0.8
Norway	0.8
Singapore	0.8
Ireland	0.7
Mexico	0.7
Egypt	0.5
Israel	0.5
Turkey	0.5
Luxembourg	0.4
Denmark	0.3
Greece	0.3
Malaysia	0.3
Chile	0.2
Hungary	0.2
Thailand	0.2
Austria	0.1
Colombia	0.1
Czech Republic	0.1
Estonia	0.1
New Zealand	0.1
Nigeria	0.1
Peru	0.1
Philippines	0.1
Argentina	—	**
Bahrain	—	**
Kazakhstan	—	**
Poland	—	**
Sri Lanka	—	**
United Arab Emirates	—	**

Total Foreign Common Stocks	95.5

Total Money Market Funds	16.1

Total Futures Contracts	3.1

Foreign Preferred Stocks
Brazil	0.3
Germany	0.1
Russia	0.1
South Korea	0.1
Belgium	—	**
Chile	—	**

Total Foreign Preferred Stocks	0.6

Total Forward Foreign Currency Contracts	(1.1)

Total Investments	114.2

**	Rounds to less than 0.005%.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS – ABBREVIATIONS AND FOOTNOTES

INVESTMENT ABBREVIATIONS:

ADR	—	American Depository Receipt
CONV	—	Convertible
GDR	—	Global Depository Receipt
IO	—	Interest Only (Principal amount shown is notional)
PIK	—	Payment-in-Kind Bonds
PO	—	Principal Only
REIT	—	Real Estate Investment Trust
STEP	—	Stepped Coupon Bonds (1)
STRIP	—	Stripped Security
TBA	—	To be announced.
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2007, the total market values and percentages of net assets for 144A securities by fund were as follows:

	Value of	Percentage of
Fund	144A Securities	144A Securities
Money Market	$91,089,700	8.61%
Low-Duration Bond	27,781,245	3.45
Medium-Duration Bond	86,861,278	6.98
Extended-Duration Bond	77,730,291	13.10
Global Bond	16,430,957	13.11
Small Cap Equity	3,222,094	0.57
International Equity	5,648,035	0.33

INVESTMENT FOOTNOTES:

‡‡	—	All or a portion of the security was held as collateral for open futures, options and/or swap contracts.
@	—	Illiquid.
*	—	Non-income producing security.
#	—	Security in default.
+	—	Security is valued at fair value (2).
§	—	Security purchased with the cash proceeds from securities loaned.
†	—	Variable rate security (1).
Ω	—	Interest rates shown reflect the effective yields as of December 31, 2007.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.

(1)	Interest rates shown reflect the rates currently in effect. Maturity date for money market instruments is the date of the next interest rate reset.
(2)	Fair valued securities were held in the Value Equity Fund, Growth Equity Fund and Small Cap Equity Fund at an aggregate market value of $1,209, $0 and $0, respectively, which amounted to 0.00% of each of those funds.

FOREIGN BOND FOOTNOTES:

(A)	—	Par is denominated in Australian Dollars.
(B)	—	Par is denominated in Brazilian Real.
(C)	—	Par is denominated in Canadian Dollars.
(E)	—	Par is denominated in Euro.
(F)	—	Par is denominated in Israel Shekels.
(G)	—	Par is denominated in Singapore Dollars.
(H)	—	Par is denominated in Hungarian Fornit.
(I)	—	Par is denominated in Iceland Kronur.
(J)	—	Par is denominated in Japanese Yen.
(L)	—	Par is denominated in Turkish Lira.
(M)	—	Par is denominated in Mexican Pesos.
(P)	—	Par is denominated in Argentinian Pesos.
(R)	—	Par is denominated in Russian Rubles.
(T)	—	Par is denominated in Thailand Baht.
(U)	—	Par is denominated in British Pounds.
(W)	—	Par is denominated in South Korean Won.
(Y)	—	Par is denominated in Egyptian Pounds.
(Z)	—	Par is denominated in New Zealand Dollars.

SWAP AGREEMENT FOOTNOTES:

(a)	—	Counterparty to contract is Bank of America.
(b)	—	Counterparty to contract is Barclays Capital.
(c)	—	Counterparty to contract is BNP Paribas.
(d)	—	Counterparty to contract is Citibank NA London.
(e)	—	Counterparty to contract is Credit HSBC Bank USA, N.A.
(f)	—	Counterparty to contract is Deutsche Bank AG.
(g)	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
(h)	—	Counterparty to contract is JPMorgan Chase Bank.
(i)	—	Counterparty to contract is Lehman Brothers Special Financing, Inc.
(j)	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
(k)	—	Counterparty to contract is Morgan Stanley Capital Services.
(l)	—	Counterparty to contract is Northern Trust.
(m)	—	Counterparty to contract is Royal Bank of Scotland.
(n)	—	Counterparty to contract is UBS AG.

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STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	Money Market Fund	Low-Duration Bond Fund	Medium-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,063,214,161	$873,396,138	$1,542,893,256
Investments in securities of affiliated issuers, at value	—	12,292,355	79,432,077

Total investments (1)(2)	1,063,214,161	885,688,493	1,622,325,333
Cash	17	91,628,574	41,109,617
Cash collateral for futures and swaps	—	—	1,250,000
Foreign currency (3)	—	1,388,522	2,913,401
Receivables:
Dividends and reclaims	85	89,841	358,903
Interest	3,265,036	4,015,880	8,376,715
Interest on swaps	—	50,088	134,217
Securities lending	57	58,084	60,780
Investment securities sold	116,788	17,435,851	61,092,427
Maturities	—	578,313	124,331
Fund shares sold	1,006,030	15,708	352,467
Variation margin	—	443,221	291,878
Unrealized appreciation on foreign currency exchange contracts	—	290,824	527,779
Unrealized appreciation on swap agreements	—	2,957,877	1,867,009
Prepaid expenses and other assets	33,885	27,089	32,434

Total Assets	1,067,636,059	1,004,668,365	1,740,817,291

Liabilities
Cash overdraft	—	—	—
Securities sold short, at value (5)	—	13,882,625	20,335,438
Options written at value (4)	—	8,101,789	9,156,823
Unrealized depreciation on foreign currency exchange contracts	—	130,942	148,305
Unrealized depreciation on swap agreements	—	1,744,663	4,601,256
Collateral held for securities on loan at value	—	79,396,847	123,286,670
Payables:
Investment securities purchased	—	95,763,387	336,675,337
Fund shares redeemed	7,529,874	148,343	29,364
Interest on swaps	—	206,655	192,412
Variation margin	—	736,524	510,589
Distributions	1,576,295	—	—
Securities lending	11	11,617	12,156
Deferred foreign capital gains taxes	—	—	—
Accrued expenses
Advisory fees	139,655	167,709	353,242
Distribution (12b-1) fees	1,121	956	2,464
Shareholder servicing fees	154,294	108,636	177,566
Other expenses	78,942	75,944	181,711

Total Liabilities	9,480,192	200,476,637	495,663,333

Net Assets	$1,058,155,867	$804,191,728	$1,245,153,958

Net Assets Consist of:
Paid-in-capital	$1,058,158,488	$814,366,549	$1,232,741,529
Undistributed (distributions in excess of) net investment income	—	1,439,714	681,069
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency transactions and derivative transactions	(2,621)	(19,358,240)	5,574,497
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	—	7,743,705	6,156,863

Net Assets	$1,058,155,867	$804,191,728	$1,245,153,958

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$112,581,005	$133,374,352	$151,465,959

GS2 shares outstanding	112,581,288	14,979,851	17,995,891

Net asset value, offering and redemption price per GS2 share	$1.00	$8.90	$8.42

Net assets applicable to the GS4 Class	$939,596,206	$665,291,763	$1,079,034,317

GS4 shares outstanding	939,561,816	51,633,577	79,094,541

Net asset value, offering and redemption price per GS4 share	$1.00	$12.88	$13.64

Net assets applicable to the GS6 class	$5,978,656	$5,525,613	$14,653,682

GS6 shares outstanding	5,980,878	617,711	1,726,342

Net asset value, offering and redemption price per GS6 share	$1.00	$8.95	$8.49

(1) Investments in securities of unaffiliated issuers, at cost	$1,063,214,161	$867,312,219	$1,532,382,981
Investments in securities of affiliated issuers, at cost	—	12,292,355	79,432,077

Total investments at cost	$1,063,214,161	$879,604,574	$1,611,815,058

(2) Includes securities loaned of:	$—	$77,933,774	$121,477,689

(3) Foreign currency at cost	$—	$1,398,222	$2,924,131

(4) Premiums received on options written	$—	$(4,422,364)	$(5,592,094)

(5) Securities Sold Short at cost	$—	$(13,949,954)	$(20,175,194)

(6) Net of ($200,999) accrued foreign capital gains taxes on appreciated securities
See Notes to Financial Statements.

Extended-Duration Bond Fund	Global Bond Fund	Equity Index Fund	Real Estate Securities Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund
$632,865,535	$151,974,886	$529,653,288	$126,235,386	$1,762,561,871	$1,809,628,832	$776,346,556	$1,855,958,666
16,163,684	7,716,856	11,620,260	7,559,511	47,803,616	79,804,163	23,808,439	60,117,404

649,029,219	159,691,742	541,273,548	133,794,897	1,810,365,487	1,889,432,995	800,154,995	1,916,076,070
—	18,876	—	—	—	12,279	843,643	155,662
—	—	—	—	—	—	1,504,058	3,925,000
221,875	2,796,780	—	—	—	—	(2,185)	1,147,826

52,642	38,146	725,768	808,866	2,150,801	1,408,279	308,405	2,153,383
7,353,409	2,160,863	—	—	—	1,161	308,058	589
—	—	—	—	—	—	—	—
32,596	11,342	12,510	12,420	61,026	69,865	209,612	124,646
—	5,145	263,377	649,112	6,536,917	8,836,228	2,576,662	639,738
—	—	—	—	—	—	9,910	—
246,163	—	37,611	11	126,546	815,822	39,316	569,268
—	33,344	—	9,336	—	—	19,438	404,276
47	577,741	—	—	—	—	—	1,278,084
—	—	—	—	—	—	—	—
22,777	19,801	21,976	21,055	40,181	34,269	23,112	38,950

656,958,728	165,353,780	542,334,790	135,295,697	1,819,280,958	1,900,610,898	805,995,024	1,926,513,492

—	—	24,495	17	1,560,210	—	—	—
—	—	134,508	—	—	—	—	—
—	—	—	—	—	—	17,906	—
—	607,888	—	—	—	—	12,247	653,878
—	—	—	—	—	—	—	—
60,792,086	23,025,505	30,414,276	37,049,213	147,288,704	154,230,003	227,002,100	214,236,191
2,531,963	16,259,449	272,185	1,111,623	12,350,436	—	16,883,270	918,585
—	—	62,443	226,232	603,665	135,249	178,466	138,010
—	—	—	—	—	—	—	—
—	—	58,100	—	229,229	446,886	99,976	478,038
—	—	—	—	—	—	—	—
6,520	2,268	2,503	2,485	12,207	13,973	41,916	24,930
—	—	—	—	—	—	—	200,999

227,768	41,564	22,319	72,519	872,377	1,131,239	404,035	1,086,034
2,857	—	635	—	3,078	2,321	3,017	4,686
83,749	20,029	69,769	15,570	232,885	244,925	80,024	231,160
63,254	64,414	113,993	42,835	105,147	90,880	112,304	543,309

63,708,197	40,021,117	31,175,226	38,520,494	163,257,938	156,295,476	244,835,261	218,515,820

$593,250,531	$125,332,663	$511,159,564	$96,775,203	$1,656,023,020	$1,744,315,422	$561,159,763	$1,707,997,672

$563,866,655	$124,597,429	$375,607,119	$119,068,389	$1,498,997,292	$1,413,157,383	$543,916,056	$1,278,442,309
416,968	1,642	7,144	59,925	—	15,956	95,372	(3,124,565)
4,133,200	631,008	(540,364)	(2,636,950)	(10,112,253)	(65,142,063)	(3,977,784)	18,852,078
24,833,708	102,584	136,085,665	(19,716,161)	167,137,981	396,284,146	21,126,119	413,827,850	(6)

$593,250,531	$125,332,663	$511,159,564	$96,775,203	$1,656,023,020	$1,744,315,422	$561,159,763	$1,707,997,672

$75,841,219	N/A	$81,104,133	N/A	$230,436,450	$242,556,606	$76,791,549	$279,652,409

9,536,147	N/A	7,674,639	N/A	25,318,146	19,006,087	8,001,901	19,145,089

$7.95	N/A	$10.57	N/A	$9.10	$12.76	$9.60	$14.61

$500,252,488	$125,332,663	$429,422,808	$96,775,203	$1,407,533,988	$1,488,091,141	$466,522,186	$1,400,547,705

32,915,621	12,366,136	22,513,265	10,704,574	82,645,840	73,608,575	32,608,253	76,442,154

$15.20	$10.14	$19.07	$9.04	$17.03	$20.22	$14.31	$18.32

$17,156,824	N/A	$632,623	N/A	$18,052,582	$13,667,675	$17,846,028	$27,797,558

2,158,712	N/A	58,908	N/A	2,000,044	1,096,829	1,928,486	1,937,504

$7.95	N/A	$10.74	N/A	$9.03	$12.46	$9.25	$14.35

$608,038,063	$152,174,817	$393,554,430	$145,973,130	$1,595,408,118	$1,413,282,373	$755,368,280	$1,443,023,815
16,163,684	7,716,856	11,620,260	7,559,511	47,803,616	79,804,163	23,808,439	60,117,404

$624,201,747	$159,891,673	$405,174,690	$153,532,641	$1,643,211,734	$1,493,086,536	$779,176,719	$1,503,141,219

$60,129,299	$22,417,225	$29,604,063	$33,821,844	$142,872,420	$149,524,869	$219,381,308	$204,282,118

$222,120	$2,788,032	$—	$—	$—	$—	$(2,144)	$1,124,286

$—	$—	$—	$—	$—	$—	$(25,110)	$—

$—	$—	$(134,508)	$—	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2007

	Money Market Fund	Low-Duration Bond Fund	Medium-Duration Bond Fund
Investment Income
Dividends	$—	$—	$100,885
Income dividends received from affiliated funds	1,421	1,788,845	6,593,454
Interest	58,180,904	38,109,848	59,860,596
Securities Lending	46	142,293	325,531
Less foreign taxes withheld	—	—	417

Total Investment Income	58,182,371	40,040,986	66,880,883

Expenses
Investment advisory fees	2,049,145	3,095,652	5,174,291
Transfer agent fees:
GS2 shares	4,091	3,890	3,912
GS4 shares	43,449	23,832	26,105
GS6 shares	7,262	7,342	7,369
GS8 shares(1)	2,992	2,888	2,885
Custodian fees	24,542	101,925	185,249
Distribution (12b-1) fees:
GS6 shares	5,314	5,242	14,040
GS8 shares(1)	7,012	6,311	6,760
Shareholder servicing fees:
GS4 shares	1,848,347	1,264,700	2,043,554
GS6 shares	15,928	15,940	42,094
GS8 shares(1)	9,346	8,417	9,006
Accounting and administration fees	300,159	299,236	478,714
Professional fees	48,201	51,955	51,693
Blue sky fees:
GS2 shares	1,418	1,519	1,519
GS4 shares	46,053	21,411	25,659
GS6 shares	8,454	31,397	8,713
GS8 shares(1)	1,097	5,181	1,117
Shareholder reporting fees:
GS2 shares	(31)	618	534
GS4 shares	24,152	8,209	12,418
GS6 shares	150	215	298
GS8 shares(1)	42	27	25
Trustee fees	12,970	10,528	15,164
Line of credit facility fees	3,873	3,415	5,043
Other expenses	40,831	47,509	58,468

Total expenses	4,504,797	5,017,359	8,174,630
Expenses waived/reimbursed net of amount recaptured (2)	(3,984)	(536,503)	(817,856)
Fees paid indirectly	(3,568)	(441,847)	(388,195)

Net expenses	4,497,245	4,039,009	6,968,579

Net Investment Income	53,685,126	36,001,977	59,912,304

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities (net of capital gains taxes of $91,264 for International Equity)	6,543	756,061	3,301,344
Futures transactions	—	(2,330,293)	497,223
Swap agreements	—	1,359,230	5,144,073
Option contracts written	—	479,294	(520,370)
Option contracts purchased	—	(504,835)	1,595,816
Foreign currency transactions	—	601,938	2,964,663

Net realized gain	6,543	361,395	12,982,749

Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated deferred capital gains taxes of ($114,381) for International Equity)	—	2,577,098	109,884
Futures	—	2,544,336	1,400,561
Swap agreements	—	2,876,574	(1,007,532)
Option contracts written	—	(3,536,581)	(3,371,950)
Option contracts purchased	—	6,346,770	7,367,078
Foreign currency translations	—	334,425	697,752

Net change in unrealized appreciation (depreciation)	—	11,142,622	5,195,793

Net Realized and Unrealized Gain (Loss)	6,543	11,504,017	18,178,542

Net Increase (Decrease) in Net Assets Resulting from Operations	$53,691,669	$47,505,994	$78,090,846

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Extended-Duration Bond Fund	Global Bond Fund	Equity Index Fund	Real Estate Securities Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund
$7,181	$—	$10,044,261	$2,220,722	$36,810,921	$14,561,344	$4,912,248	$40,477,005
463,034	508,457	646,731	378,083	2,973,991	3,292,654	1,624,169	2,763,667
31,254,334	7,432,450	45,839	26,364	200,132	447,323	964,634	55,458
525,049	56,595	65,974	53,269	285,208	337,852	1,489,429	833,594
—	—	—	—	(53,259)	(100,915)	(7,961)	(3,174,651)

32,249,598	7,997,502	10,802,805	2,678,438	40,216,993	18,538,258	8,982,519	40,955,073

2,656,598	477,395	844,951	1,107,024	11,069,845	14,010,092	5,840,191	15,351,222

3,893	—	3,913	—	3,960	3,873	3,938	4,056
26,273	4,641	29,945	22,236	36,629	29,108	34,106	41,485
7,346	—	7,379	—	7,392	7,362	7,341	7,372
2,869	—	2,861	—	2,891	2,883	2,864	2,880
33,852	60,861	38,442	31,413	67,322	65,423	135,357	1,312,791
16,152	—	11,989	—	18,768	12,706	18,340	26,172
6,999	—	7,917	—	8,926	7,490	8,288	10,156

901,904	221,717	845,809	238,144	2,740,859	2,677,672	935,204	2,538,753
48,414	—	36,183	—	56,221	38,087	54,947	78,382
9,321	—	10,547	—	11,857	9,982	11,022	13,498
173,116	71,655	173,571	40,272	478,404	460,860	197,221	619,683
46,224	54,770	57,849	60,215	57,848	44,963	44,831	46,847

1,519	—	1,519	—	1,519	1,519	1,519	1,519
19,055	15,757	26,327	16,517	39,333	19,354	21,029	47,817
7,457	—	9,419	—	9,102	10,271	9,925	10,311
1,282	—	862	—	1,226	1,340	1,603	1,401

283	—	152	—	234	176	(64)	358
12,991	3,535	21,508	15,769	38,684	19,739	31,838	54,723
161	—	221	—	367	343	55	287
18	—	16	—	39	24	11	22
6,928	1,151	6,722	1,405	20,740	20,378	7,651	19,509
2,385	458	2,197	558	6,933	6,949	2,590	6,598
24,462	26,625	58,350	9,991	42,343	44,893	33,090	126,063

4,009,502	938,565	2,198,649	1,543,544	14,721,442	17,495,487	7,402,897	20,321,905
(49,312)	(14,053)	(179,770)	(34,834)	(178,659)	(1,130,538)	(403,383)	(2,214,007)
(10,430)	(14,288)	(3,443)	(4,516)	(76,704)	(118,476)	(48,105)	(56,790)

3,949,760	910,224	2,015,436	1,504,194	14,466,079	16,246,473	6,951,409	18,051,108

28,299,838	7,087,278	8,787,369	1,174,244	25,750,914	2,291,785	2,031,110	22,903,965

5,790,900	352,125	25,940,748	10,488,702	109,329,034	100,825,518	60,925,494	256,490,043
—	476,123	(479,552)	(542,369)	180,530	423,926	(7,577,023)	(4,136,506)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	10,168	—
—	(646,408)	—	—	—	—	—	—
927,144	1,181,589	—	—	—	(23,519)	(4,316)	(911,464)

6,718,044	1,363,429	25,461,196	9,946,333	109,509,564	101,225,925	53,354,323	251,442,073

10,329,629	(1,105,664)	(7,281,937)	(33,440,588)	(156,315,812)	109,789,830	(50,635,459)	(81,912,073)
—	296,297	(36,025)	10,512	(226,948)	(243,290)	319,376	394,972
—	—	—	—	—	—	—	—
—	—	—	—	—	—	7,203	—
—	423,873	—	—	—	—	—	—
(1,836)	(56,101)	—	—	—	—	(12,325)	1,260,727

10,327,793	(441,595)	(7,317,962)	(33,430,076)	(156,542,760)	109,546,540	(50,321,205)	(80,256,374)

17,045,837	921,834	18,143,234	(23,483,743)	(47,033,196)	210,772,465	3,033,118	171,185,699

$45,345,675	$8,009,112	$26,930,603	$(22,309,499)	$(21,282,282)	$213,064,250	$5,064,228	$194,089,664

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund
	For the Year Ended
	12/31/07	12/31/06
Operations:
Net investment income	$53,685,126	$42,093,683
Net realized gain (loss) on investment securities, foreign currency transactions and futures transactions	6,543	(790)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations, and futures contracts	—	—

Net increase in net assets resulting from operations	53,691,669	42,092,893

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(5,538,291)	(4,561,908)
GS4 shares	(47,809,133)	(37,128,467)
GS6 shares	(238,657)	(196,811)
GS8 shares(2)	(99,045)	(206,497)
Distributions from net realized capital gains
GS2 shares	—	—
GS4 shares	—	—
GS6 shares	—	—
GS8 shares(2)	—	—
Return of Capital
GS4 shares	—	—

Total dividends and distributions	(53,685,126)	(42,093,683)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	178,932,360	79,181,546
GS4 shares	3,334,006,987	2,625,551,003
GS6 shares	2,164,993	3
GS8 shares(2)	214,065	183,052
Proceeds from exchange of GS8 shares for GS6 shares(2)
GS6 shares	301,818	—
GS8 shares	(301,818)	—
Reinvestment of dividends and distributions
GS2 shares	4,895,984	4,122,997
GS4 shares	24,364,936	20,032,228
GS6 shares	238,657	196,806
GS8 shares(2)	96,906	206,490

Total proceeds from shares sold and reinvested	3,544,914,888	2,729,474,125

Value of shares redeemed
GS2 shares	(171,806,826)	(75,848,387)
GS4 shares	(3,349,363,902)	(2,481,322,504)
GS6 shares	(1,510,697)	—
GS8 shares(2)	(5,466,591)	(77,413)

Total value of shares redeemed	(3,528,148,016)	(2,557,248,304)

Net increase (decrease) from capital share transactions(3)	16,766,872	172,225,821

Total increase (decrease) in net assets	16,773,415	172,225,031

Net Assets:
Beginning of Period	1,041,382,452	869,157,421

End of Period*	$1,058,155,867	$1,041,382,452

* Including undistributed (distributions in excess of) net investment income	$—	$—

(1)	Commencement of operations.
(2)	See Note 1 in Notes to Financial Statements.
(3)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund		Extended-Duration Bond Fund		Global Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended	For the Period
12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/29/06(1) - 12/31/06
$36,001,977	$37,880,031	$59,912,304	$51,166,682	$28,299,838	$22,113,194	$7,087,278	$37,118
361,395	(7,653,828)	12,982,749	(123,182)	6,718,044	7,000,360	1,363,429	(14,639)
11,142,622	5,566,014	5,195,793	(2,260,372)	10,327,793	(10,267,607)	(441,595)	26,622

47,505,994	35,792,217	78,090,846	48,783,128	45,345,675	18,845,947	8,009,112	49,101

(7,672,524)	(6,176,871)	(10,666,648)	(7,048,220)	(6,092,828)	(4,592,657)	—	—
(26,263,698)	(31,326,942)	(49,428,227)	(42,144,853)	(21,342,760)	(16,960,882)	(7,440,952)	(37,349)
(283,996)	(537,130)	(987,213)	(799,560)	(1,340,200)	(1,130,524)	—	—
(97,187)	(248,064)	(131,335)	(295,361)	(148,346)	(377,081)	—	—
—	—	(57,748)	—	(1,089,726)	(218,937)	—	—
—	—	(261,757)	—	(4,016,550)	(916,112)	(362,235)	—
—	—	(5,694)	—	(250,814)	(57,846)	—	—
—	—	—	—	(88,500)	(20,424)	—	—

—	—	—	—	—	—	—	(5,039)

(34,317,405)	(38,289,007)	(61,538,622)	(50,287,994)	(34,369,724)	(24,274,463)	(7,803,187)	(42,388)

31,333,771	11,679,234	39,644,411	14,336,480	21,710,537	7,532,886	—	—
66,354,406	95,576,676	101,252,003	167,068,043	59,533,256	124,460,706	20,015,199	10
62,248	10,173,105	1,034,684	8,912	154,752	—	—	—
3,014	10,036,153	22,979	49,857	4,960	16,629	—	—

32,919	—	62,954	—	14,692	—	—	—
(32,919)	—	(62,954)	—	(14,692)	—	—	—

7,645,639	6,065,107	10,671,347	6,832,970	7,157,871	4,709,175	—	—
26,261,575	31,324,774	49,687,483	42,143,289	25,352,570	17,893,535	7,803,187	42,388
283,996	537,130	992,907	799,560	1,591,014	1,189,044	—	—
97,187	248,064	131,335	295,361	236,846	397,744	—	—

132,041,836	165,640,243	203,437,149	231,534,472	115,741,806	156,199,719	27,818,386	42,398

(11,842,391)	(14,483,247)	(10,331,020)	(6,603,831)	(11,480,654)	(7,599,575)	—	—
(137,993,498)	(217,968,892)	(199,257,167)	(83,398,997)	(65,500,790)	(65,754,001)	(7,326,950)	—
(25,141)	(16,799,428)	(996,214)	(5,173)	(559)	—	—	—
(5,027,787)	(10,218,770)	(5,325,871)	(8,533)	(5,555,877)	(7,795)	—	—

(154,888,817)	(259,470,337)	(215,910,272)	(90,016,534)	(82,537,880)	(73,361,371)	(7,326,950)	—

(22,846,981)	(93,830,094)	(12,473,123)	141,517,938	33,203,926	82,838,348	20,491,436	42,398

(9,658,392)	(96,326,884)	4,079,101	140,013,072	44,179,877	77,409,832	20,697,361	49,111

813,850,120	910,177,004	1,241,074,857	1,101,061,785	549,070,654	471,660,822	104,635,302	104,586,191

$804,191,728	$813,850,120	$1,245,153,958	$1,241,074,857	$593,250,531	$549,070,654	$125,332,663	$104,635,302

$1,439,714	$(383,132)	$681,069	$(723,086)	$416,968	$169,393	$1,642	$(14,870)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund		Real Estate Securities Fund
	For the Year Ended		For the Year Ended	For the Period
	12/31/07	12/31/06	12/31/07	12/29/06(1) — 12/31/06
Operations:
Net investment income (loss)	$8,787,369	$8,129,782	$1,174,244	$(10,185)
Net realized gain (loss) on investment securities, foreign currency transactions and futures transactions	25,461,196	2,746,207	9,946,333	(32,730)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations, and futures contracts	(7,317,962)	62,669,376	(33,430,076)	447,558

Net increase (decrease) in net assets resulting from operations	26,930,603	73,545,365	(22,309,499)	404,643

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(2,396,727)	(1,811,027)	—	—
GS4 shares	(6,279,342)	(5,917,983)	(1,114,099)	—
GS6 shares	(143,849)	(294,832)	—	—
GS8 shares(2)	—	(113,746)	—	—
Distributions from net realized capital gains
GS2 shares	(5,483,594)	(754,969)	—	—
GS4 shares	(16,735,167)	(2,752,967)	(12,550,773)	—
GS6 shares	(42,505)	(143,616)	—	—
GS8 shares(2)	—	(63,092)	—	—

Total dividends and distributions	(31,081,184)	(11,852,232)	(13,664,872)	—

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	17,318,452	7,932,747	—	—
GS4 shares	42,486,377	44,732,850	111,957,141	175,910
GS6 shares	310,469	520,858	—	—
GS8 shares(2)	80,168	52,202	—	—
Proceeds from exchange of GS8 shares for GS6 shares(2)
GS6 shares	129,566	—	—	—
GS8 shares	(129,566)	—	—	—
Reinvestment of dividends and distributions
GS2 shares	7,880,321	2,548,084	—	—
GS4 shares	23,014,028	8,670,638	13,663,336	—
GS6 shares	186,354	438,448	—	—
GS8 shares(2)	—	176,838	—	—

Total proceeds from shares sold and reinvested	91,276,169	65,072,665	125,620,477	175,910

Value of shares redeemed
GS2 shares	(15,312,753)	(5,326,752)	—	—
GS4 shares	(100,650,924)	(42,290,763)	(99,906,353)	(25,189)
GS6 shares	(14,837,734)	(105,112)	—	—
GS8 shares(2)	(6,709,689)	(16,915)	—	—

Total value of shares redeemed	(137,511,100)	(47,739,542)	(99,906,353)	(25,189)

Net increase (decrease) from capital share transactions(3)	(46,234,931)	17,333,123	25,714,124	150,721

Total increase (decrease) in net assets	(50,385,512)	79,026,256	(10,260,247)	555,364

Net Assets:
Beginning of Period	561,545,076	482,518,820	107,035,450	106,480,086

End of Period*	$511,159,564	$561,545,076	$96,775,203	$107,035,450

*Including undistributed (distributions in excess of) net investment income	$7,144	$39,815	$59,925	$—

(1)	Commencement of operations.
(2)	See Note 1 in Notes to Financial Statements.
(3)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund		Growth Equity Fund		Small Cap Equity Fund		International Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06
$25,750,914	$23,255,442	$2,291,785	$(1,702,251)	$2,031,110	$(1,150,662)	$22,903,965	$20,384,136

109,509,564	147,357,722	101,225,925	74,339,186	53,354,323	54,810,682	251,442,073	155,451,985

(156,542,760)	90,837,349	109,546,540	(66,891,553)	(50,321,205)	6,655,443	(80,256,374)	121,230,851

(21,282,282)	261,450,513	213,064,250	5,745,382	5,064,228	60,315,463	194,089,664	297,066,972

(6,198,596)	(4,415,960)	(764,503)	—	(513,194)	—	(4,950,877)	(4,337,809)
(19,213,656)	(18,405,273)	(1,487,807)	—	(1,456,206)	—	(17,856,534)	(20,582,825)
(432,944)	(348,342)	—	—	(43,468)	—	(395,926)	(419,099)
—	(111,201)	—	—	—	—	—	(114,866)

(24,783,302)	(26,469,711)	—	—	(11,936,809)	(7,266,322)	(45,519,702)	(22,414,884)
(88,434,175)	(127,117,029)	—	—	(52,445,036)	(38,915,250)	(192,888,593)	(119,856,372)
(2,026,807)	(2,615,565)	—	—	(2,922,577)	(1,946,822)	(4,700,995)	(2,709,902)
—	(992,929)	—	—	—	(718,391)	—	(889,165)

(141,089,480)	(180,476,010)	(2,252,310)	—	(69,317,290)	(48,846,785)	(266,312,627)	(171,324,922)

69,148,249	11,350,209	54,095,628	18,448,736	17,551,589	8,276,686	76,072,933	16,785,257
181,185,102	55,916,491	135,306,396	73,453,988	56,487,534	60,055,857	194,576,950	100,447,788
2,030,826	79,937	2,907,748	375,355	1,233,647	213,366	1,761,039	330,919
176,742	269,845	80,594	97,250	66,601	127,287	179,320	159,389

445,015	—	181,274	—	174,140	—	333,450	—
(445,015)	—	(181,274)	—	(174,140)	—	(333,450)	—

30,977,959	30,795,143	764,503	—	12,450,002	7,266,323	50,460,024	26,683,375
107,637,522	145,514,189	1,487,784	—	53,895,325	38,912,441	210,719,957	140,427,878
2,459,750	2,963,907	—	—	2,966,045	1,946,822	5,096,921	3,129,000
—	1,104,130	—	—	—	718,391	—	1,004,032

393,616,150	247,993,851	194,642,653	92,375,329	144,650,743	117,517,173	538,867,144	288,967,638

(18,557,205)	(14,490,017)	(20,464,151)	(11,648,012)	(8,315,547)	(10,679,211)	(27,617,520)	(33,456,390)
(188,885,419)	(129,899,750)	(172,307,927)	(97,743,433)	(79,779,484)	(87,995,931)	(207,849,507)	(217,111,405)
(1,867,609)	(15,502)	(2,710,726)	(68,887)	(1,121,796)	(197)	(1,211,740)	(20,378)
(7,266,923)	(33,300)	(6,136,980)	(10,826)	(6,946,803)	(30,749)	(8,483,456)	(24,684)

(216,577,156)	(144,438,569)	(201,619,784)	(109,471,158)	(96,163,630)	(98,706,088)	(245,162,223)	(250,612,857)

177,038,994	103,555,282	(6,977,131)	(17,095,829)	48,487,113	18,811,085	293,704,921	38,354,781

14,667,232	184,529,785	203,834,809	(11,350,447)	(15,765,949)	30,279,763	221,481,958	164,096,831

1,641,355,788	1,456,826,003	1,540,480,613	1,551,831,060	576,925,712	546,645,949	1,486,515,714	1,322,418,883

$1,656,023,020	$1,641,355,788	$1,744,315,422	$1,540,480,613	$561,159,763	$576,925,712	$1,707,997,672	$1,486,515,714

$—	$81,956	$15,956	$—	$95,372	$—	$(3,124,565)	$(11,284,687)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate
Money Market Fund

GS2 Class
2007	$1.00	$0.05		$—	†	$(0.05)	$—		$1.00	5.23%	$112,581	0.23%	0.23%	0.23%	5.11%	5.11%	N/A
2006	1.00	0.05		—	†	(0.05)	—		1.00	4.92	100,559	0.26	0.26	0.26	4.82	4.82	N/A
2005	1.00	0.03		—	†	(0.03)	—		1.00	3.07	93,103	0.27	0.27	0.26	3.03	3.04	N/A
2004	1.00	0.01		—	†	(0.01)	—		1.00	1.19	61,374	0.27	0.27	0.27	1.17	1.17	N/A
2003	1.00	0.01		—	†	(0.01)	—	†	1.00	1.04	63,373	0.27	0.27	0.28	0.91	0.90	N/A
GS4 Class
2007	$1.00	$0.05		$—	†	$(0.05)	$—		$1.00	5.03%	$939,596	0.43%	0.43%	0.43%	4.92%	4.92%	N/A
2006	1.00	0.05		—	†	(0.05)	—		1.00	4.72	930,582	0.46	0.46	0.46	4.64	4.64	N/A
2005	1.00	0.03		—	†	(0.03)	—		1.00	2.88	766,322	0.46	0.46	0.46	2.84	2.84	N/A
2004	1.00	0.01		—	†	(0.01)	—		1.00	0.99	838,087	0.46	0.46	0.45	0.98	0.99	N/A
2003	1.00	0.01		—	†	(0.01)	—	†	1.00	0.85	853,062	0.45	0.45	0.45	0.84	0.84	N/A
GS6 Class
2007	$1.00	$0.04		$—	†	$(0.04)	$—		$1.00	4.59%	$5,979	0.85%	0.85%	0.92%	4.49%	4.42%	N/A
2006	1.00	0.04		—	†	(0.04)	—		1.00	4.29	4,784	0.87	0.87	1.09	4.21	3.99	N/A
2005	1.00	0.02		—	†	(0.02)	—		1.00	2.50	4,587	0.83	0.83	1.43	2.47	1.87	N/A
2004	1.00	0.01		—	†	(0.01)	—		1.00	0.73	4,476	0.72	0.72	1.09	0.68	0.31	N/A
2003	1.00	0.01		—	†	(0.01)	—	†	1.00	0.57	8,035	0.73	0.73	0.91	0.61	0.43	N/A

Low-Duration Bond Fund

GS2 Class
2007	$8.89	$0.42	#	$0.12		$(0.53)	$—		$8.90	6.22%	$133,374	0.42%	0.42%	0.45%	4.71%	4.68%	248%
2006	9.06	0.38	#	(0.03)		(0.52)	—		8.89	3.94	105,991	0.45	0.45	0.47	4.22	4.20	168
2005	9.32	0.30	#	(0.15)		(0.41)	—	†	9.06	1.60	104,681	0.45	0.45	0.48	3.30	3.27	196
2004	9.51	0.21	#	(0.07)		(0.28)	(0.05)		9.32	1.47	59,777	0.45	0.45	0.49	2.22	2.18	289
2003	9.76	0.22	#	0.03		(0.37)	(0.13)		9.51	2.61	53,726	0.45	0.45	0.50	2.30	2.25	179
GS4 Class
2007	$12.63	$0.58	#	$0.17		$(0.50)	$—		$12.88	6.11%	$665,292	0.58%	0.58%	0.64%	4.54%	4.48%	248%
2006	12.66	0.58	#	(0.11)		(0.50)	—		12.63	3.75	697,687	0.61	0.61	0.66	4.05	4.00	168
2005	12.87	0.40	#	(0.22)		(0.39)	—	†	12.66	1.39	789,077	0.61	0.61	0.67	3.13	3.07	196
2004	13.00	0.27	#	(0.09)		(0.26)	(0.05)		12.87	1.38	789,866	0.61	0.61	0.67	2.06	2.00	289
2003	13.16	0.32	#	—		(0.35)	(0.13)		13.00	2.45	727,265	0.61	0.61	0.67	2.43	2.37	179
GS6 Class
2007	$8.93	$0.37	#	$0.13		$(0.48)	$—		$8.95	5.72%	$5,526	0.97%	0.97%	1.57%	4.15%	3.55%	248%
2006	9.09	0.60	#	(0.30)		(0.46)	—		8.93	3.43	5,159	1.00	1.00	1.05	3.63	3.58	168
2005	9.36	0.25	#	(0.16)		(0.36)	—	†	9.09	0.96	11,380	0.94	0.94	1.05	2.74	2.63	196
2004	9.54	0.17	#	(0.06)		(0.24)	(0.05)		9.36	1.17	16,087	0.85	0.85	0.90	1.82	1.77	289
2003	9.79	0.21	#	—		(0.33)	(0.13)		9.54	2.20	22,452	0.85	0.84	0.87	2.18	2.15	179

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.

See Notes to Financial Statements.

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital		Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate
Medium-Duration Bond Fund

GS2 Class
2007	$8.52	$0.42	#	$0.12	$(0.64)	$— †	$—		$8.42	6.65%	$151,466	0.48%	0.48%	0.49%	5.02%	5.01%	428%
2006	8.71	0.39	#	(0.01)	(0.57)	—	—		8.52	4.50	113,051	0.50	0.50	0.50	4.60	4.60	440
2005	9.06	0.34	#	(0.10)	(0.53)	(0.06)	—		8.71	2.62	100,800	0.50	0.50	0.53	3.84	3.81	465
2004	9.24	0.28	#	0.21	(0.45)	(0.22)	—		9.06	5.34	52,865	0.50	0.50	0.53	2.97	2.94	372
2003	9.47	0.28	#	0.36	(0.58)	(0.29)	—		9.24	6.80	46,521	0.50	0.50	0.55	2.96	2.91	458
GS4 Class
2007	$13.42	$0.66	#	$0.18	$(0.62)	$— †	$—		$13.64	6.46%	$1,079,034	0.61%	0.61%	0.68%	4.88%	4.81%	428%
2006	13.40	0.60	#	(0.03)	(0.55)	—	—		13.42	4.37	1,108,958	0.62	0.62	0.69	4.48	4.41	440
2005	13.63	0.50	#	(0.16)	(0.51)	(0.06)	—		13.40	2.50	981,935	0.62	0.62	0.71	3.71	3.62	465
2004	13.58	0.39	#	0.31	(0.43)	(0.22)	—		13.63	5.20	853,377	0.62	0.62	0.72	2.85	2.75	372
2003	13.54	0.46	#	0.43	(0.56)	(0.29)	—		13.58	6.62	741,743	0.62	0.62	0.71	3.37	3.28	458
GS6 Class
2007	$8.59	$0.38	#	$0.12	$(0.60)	$— †	$—		$8.49	6.08%	$14,654	0.97%	0.97%	1.00%	4.52%	4.49%	428%
2006	8.78	0.35	#	(0.02)	(0.52)	—	—		8.59	3.89	13,709	1.05	1.05	1.05	4.05	4.05	440
2005	9.12	0.29	#	(0.09)	(0.48)	(0.06)	—		8.78	2.18	13,195	1.00	1.00	1.06	3.29	3.21	465
2004	9.30	0.24	#	0.21	(0.41)	(0.22)	—		9.12	4.88	16,524	0.90	0.90	0.95	2.61	2.56	372
2003	9.53	0.29	#	0.31	(0.54)	(0.29)	—		9.30	6.33	22,640	0.90	0.90	0.96	3.03	2.97	458

Extended-Duration Bond Fund

GS2 Class
2007	$8.13	$0.41	#	$0.23	$(0.69)	$(0.13)	$—		$7.95	8.45%	$75,841	0.53%	0.53%	0.53%	5.21%	5.21%	101%
2006	8.44	0.40	#	(0.03)	(0.65)	(0.03)	—		8.13	4.75	59,916	0.57	0.57	0.57	4.91	4.91	100
2005	8.90	0.44	#	0.04	(0.68)	(0.26)	—		8.44	5.65	57,372	0.56	0.56	0.57	4.90	4.89	38
2004	9.23	0.47	#	0.27	(0.76)	(0.31)	—		8.90	8.49	32,309	0.57	0.57	0.57	5.17	5.17	66
2003	9.64	0.54	#	0.51	(0.79)	(0.67)	—		9.23	11.32	29,004	0.59	0.59	0.60	5.49	5.48	121
GS4 Class
2007	$14.81	$0.74	#	$0.44	$(0.66)	$(0.13)	$—		$15.20	8.29%	$500,252	0.72%	0.72%	0.72%	5.02%	5.02%	101%
2006	14.82	0.69	#	(0.04)	(0.63)	(0.03)	—		14.81	4.56	467,877	0.73	0.73	0.76	4.75	4.72	100
2005	14.93	0.71	#	0.10	(0.66)	(0.26)	—		14.82	5.54	393,851	0.73	0.73	0.76	4.72	4.69	38
2004	14.78	0.75	#	0.45	(0.74)	(0.31)	—		14.93	8.37	399,459	0.73	0.73	0.75	5.01	4.99	66
2003	14.62	0.83	#	0.77	(0.77)	(0.67)	—		14.78	11.19	385,110	0.73	0.73	0.75	5.46	5.44	121
GS6 Class
2007	$8.13	$0.38	#	$0.23	$(0.66)	$(0.13)	$—		$7.95	7.96%	$17,157	0.99%	0.99%	1.01%	4.74%	4.72%	101%
2006	8.44	0.36	#	(0.03)	(0.61)	(0.03)	—		8.13	4.09	15,730	1.08	1.08	1.08	4.39	4.39	100
2005	8.89	0.39	#	0.05	(0.63)	(0.26)	—		8.44	5.19	15,100	1.09	1.09	1.09	4.37	4.37	38
2004	9.22	0.44	#	0.27	(0.73)	(0.31)	—		8.89	8.05	24,043	0.98	0.98	0.96	4.76	4.78	66
2003	9.63	0.52	#	0.50	(0.76)	(0.67)	—		9.22	10.95	27,978	0.93	0.93	0.94	5.25	5.24	121

Global Bond Fund

GS4 Class
2007	$10.12	$0.61		$0.08	$(0.64)	$(0.03)	$—		$10.14	7.00%	$125,333	0.79%	0.79%	0.80%	6.07%	6.06%	255%
2006(1)(2)	10.12	—	†	— †	— †	—	—	†	10.12	0.04	104,635	1.04	1.04	1.42	4.32	3.94	—

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Inception date was December 29, 2006.
(2)	Total return is not annualized. Ratios are annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital		Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate
Equity Index Fund

GS2 Class
2007	$11.08	$0.20	#	$0.39	$(0.32)	$(0.78)	$—		$10.57	5.19%	$81,104	0.22%	0.22%	0.22%	1.77%	1.77%	5%
2006	9.96	0.18	#	1.33	(0.28)	(0.11)	—		11.08	15.37	74,634	0.23	0.23	0.23	1.74	1.74	5
2005	9.78	0.16	#	0.30	(0.24)	(0.04)	—		9.96	4.80	62,214	0.23	0.23	0.24	1.63	1.62	6
2004	9.08	0.16	#	0.81	(0.27)	—	—	†	9.78	10.77	36,148	0.25	0.25	0.23	1.75	1.77	2
2003	7.22	0.12	#	1.91	(0.17)	—	—		9.08	28.19	33,009	0.25	0.25	0.28	1.46	1.43	2
GS4 Class
2007	$19.17	$0.32	#	$0.64	$(0.28)	$(0.78)	$—		$19.07	4.95%	$429,423	0.39%	0.39%	0.42%	1.59%	1.56%	5%
2006	16.97	0.28	#	2.28	(0.25)	(0.11)	—		19.17	15.19	466,429	0.40	0.40	0.43	1.57	1.54	5
2005	16.47	0.24	#	0.51	(0.21)	(0.04)	—		16.97	4.61	402,865	0.40	0.40	0.43	1.46	1.43	6
2004	15.12	0.25	#	1.35	(0.25)	—	—		16.47	10.60	417,962	0.40	0.40	0.41	1.60	1.59	2
2003	11.93	0.18	#	3.16	(0.15)	—	—		15.12	28.03	382,067	0.40	0.40	0.44	1.33	1.29	2
GS6 Class
2007	$11.15	$0.15	#	$0.35	$(0.13)	$(0.78)	$—		$10.74	4.38%	$633	0.60%	0.60%	0.75%	1.33%	1.18%	5%
2006	10.02	0.14	#	1.34	(0.24)	(0.11)	—		11.15	14.97	14,233	0.60	0.60	0.78	1.37	1.19	5
2005	9.83	0.13	#	0.31	(0.21)	(0.04)	—		10.02	4.54	12,019	0.56	0.56	0.82	1.30	1.04	6
2004	9.14	0.13	#	0.81	(0.25)	—	—		9.83	10.37	11,502	0.45	0.45	0.72	1.41	1.14	2
2003	7.26	0.10	#	1.93	(0.15)	—	—		9.14	28.09	17,395	0.45	0.45	0.73	1.28	1.00	2

Real Estate Securities Fund

GS4 Class
2007	$12.55	$0.11	#	$(2.12)	$(0.11)	$(1.39)	$—		$9.04	(16.23)%	$96,775	1.20%	1.20%	1.22%	0.94%	0.92%	119%
2006(1)(2)	12.50	—	†	0.05	—	—	—		12.55	0.40	107,035	1.33	1.33	1.88	(1.16)	(1.71)	—

Value Equity Fund

GS2 Class
2007	$10.62	$0.18	#	$(0.27)	$(0.28)	$(1.15)	$—		$9.10	(1.18)%	$230,436	0.69%	0.69%	0.69%	1.70%	1.70%	45%
2006	10.75	0.18	#	1.78	(0.28)	(1.81)	—		10.62	18.76	181,940	0.72	0.71	0.72	1.70	1.69	76
2005	11.44	0.20	#	0.65	(0.28)	(1.26)	—		10.75	7.40	156,279	0.73	0.72	0.73	1.72	1.71	54
2004	9.94	0.17	#	1.59	(0.26)	— †	—		11.44	17.83	75,123	0.75	0.74	0.74	1.64	1.64	56
2003	7.77	0.14	#	2.26	(0.23)	—	—		9.94	31.09	69,991	0.76	0.75	0.78	1.62	1.59	54
GS4 Class
2007	$18.65	$0.29	#	$(0.52)	$(0.24)	$(1.15)	$—		$17.03	(1.39)%	$1,407,534	0.88%	0.88%	0.88%	1.50%	1.50%	45%
2006	17.50	0.28	#	2.93	(0.25)	(1.81)	—		18.65	18.64	1,434,773	0.90	0.89	0.91	1.52	1.50	76
2005	17.74	0.28	#	0.99	(0.25)	(1.26)	—		17.50	7.13	1,279,940	0.90	0.89	0.93	1.53	1.49	54
2004	15.28	0.24	#	2.45	(0.23)	—	—		17.74	17.71	1,305,669	0.90	0.89	0.92	1.49	1.46	56
2003	11.85	0.21	#	3.43	(0.21)	—	—		15.28	30.84	1,152,116	0.90	0.88	0.94	1.59	1.53	54
GS6 Class
2007	$10.55	$0.13	#	$(0.27)	$(0.23)	$(1.15)	$—		$9.03	(1.61)%	$18,053	1.16%	1.16%	1.18%	1.23%	1.21%	45%
2006	10.69	0.12	#	1.78	(0.23)	(1.81)	—		10.55	18.21	17,798	1.24	1.23	1.24	1.18	1.17	76
2005	11.39	0.14	#	0.64	(0.22)	(1.26)	—		10.69	6.78	15,003	1.25	1.24	1.27	1.17	1.14	54
2004	9.90	0.12	#	1.59	(0.22)	—	—		11.39	17.35	17,968	1.15	1.14	1.22	1.20	1.12	56
2003	7.75	0.11	#	2.23	(0.19)	—	—		9.90	30.46	19,680	1.15	1.13	1.20	1.33	1.26	54

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Inception date was December 29, 2006.
(2)	Total return is not annualized. Ratios are annualized.

See Notes to Financial Statements.

									Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers/ Reimbursements and Expense Reduction	Investment Income/ (Loss), Net	Investment Income/ (Loss), Excluding Waivers/ Reimbursements and Expense Reduction	Portfolio Turnover Rate
Growth Equity Fund

GS2 Class
2007	$11.23	$0.02	$1.55	$(0.04)	$—	$12.76	13.99%	$242,557	0.89%	0.89%	0.88%	0.24%	0.25%	51%
2006	11.18	— †	0.05	—	—	11.23	0.45	179,852	0.89	0.88	0.90	0.00	(0.02)	48
2005	10.29	(0.03)	0.92	—	—	11.18	8.65	172,118	0.87	0.86	0.89	(0.10)	(0.13)	49
2004	9.16	— †	1.13	—	—	10.29	12.34	84,177	0.87	0.86	0.89	0.01	(0.02)	56
2003	7.07	(0.01)	2.10	—	—	9.16	29.56	79,547	0.81	0.79	0.85	(0.03)	(0.09)	77
GS4 Class
2007	$17.77	$0.02	$2.45	$(0.02)	$—	$20.22	13.90%	$1,488,091	1.00%	1.00%	1.07%	0.13%	0.06%	51%
2006	17.71	(0.02)	0.08	—	—	17.77	0.34	1,343,147	1.01	1.00	1.09	(0.12)	(0.21)	48
2005	16.33	(0.04)	1.42	—	—	17.71	8.45	1,362,599	0.99	0.98	1.08	(0.22)	(0.32)	49
2004	14.55	(0.02)	1.80	—	—	16.33	12.23	1,405,754	0.99	0.98	1.08	(0.11)	(0.21)	56
2003	11.23	(0.01)	3.33	—	—	14.55	29.56	1,285,223	0.92	0.90	1.01	(0.07)	(0.18)	77
GS6 Class
2007	$10.99	$(0.02)	$1.49	$—	$—	$12.46	13.38%	$13,668	1.36%	1.36%	1.41%	(0.23)%	(0.28)%	51%
2006	10.99	(0.05)	0.05	—	—	10.99	—	11,706	1.41	1.40	1.48	(0.52)	(0.60)	48
2005	10.17	(0.09)	0.91	—	—	10.99	8.06	11,406	1.34	1.33	1.47	(0.57)	(0.71)	49
2004	9.08	(0.07)	1.16	—	—	10.17	12.00	13,780	1.24	1.23	1.44	(0.42)	(0.63)	56
2003	7.03	(0.02)	2.07	—	—	9.08	29.16	18,099	1.17	1.15	1.33	(0.33)	(0.51)	77

Small Cap Equity Fund

GS2 Class
2007	$11.33	$0.06 #	$0.09	$(0.07)	$(1.81)	$9.60	1.05%	$76,792	1.05%	1.05%	1.05%	0.48%	0.48%	119%
2006	11.40	(0.01)#	1.32	—	(1.38)	11.33	11.40	66,695	1.06	1.05	1.06	(0.05)	(0.06)	86
2005	12.51	(0.01)#	0.84	—	(1.94)	11.40	6.48	62,009	1.10	1.09	1.07	(0.06)	(0.04)	97
2004	11.52	(0.01)	1.74	—	(0.74)	12.51	15.04	28,639	1.18	1.15	1.20	(0.10)	(0.15)	148
2003	7.88	(0.03)	3.67	—	—	11.52	46.19	25,415	1.18	1.12	1.27	(0.26)	(0.41)	131
GS4 Class
2007	$16.00	$0.06 #	$0.11	$(0.05)	$(1.81)	$14.31	0.87%	$466,522	1.18%	1.18%	1.25%	0.34%	0.27%	119%
2006	15.61	(0.03)#	1.80	—	(1.38)	16.00	11.27	486,358	1.21	1.20	1.25	(0.20)	(0.25)	86
2005	16.48	(0.03)#	1.10	—	(1.94)	15.61	6.37	463,367	1.22	1.21	1.27	(0.19)	(0.26)	97
2004	14.99	(0.02)	2.25	—	(0.74)	16.48	14.89	432,763	1.25	1.22	1.37	(0.16)	(0.31)	148
2003	10.25	(0.04)	4.78	—	—	14.99	46.24	357,703	1.25	1.19	1.43	(0.34)	(0.58)	131
GS6 Class
2007	$11.00	$— †#	$0.08	$(0.02)	$(1.81)	$9.25	0.50%	$17,846	1.50%	1.50%	1.54%	0.03%	(0.01)%	119%
2006	11.16	(0.07)#	1.29	—	(1.38)	11.00	10.84	17,483	1.58	1.57	1.57	(0.57)	(0.57)	86
2005	12.34	(0.06)#	0.82	—	(1.94)	11.16	6.00	15,577	1.57	1.56	1.59	(0.53)	(0.56)	97
2004	11.41	(0.08)	1.75	—	(0.74)	12.34	14.66	17,875	1.50	1.47	1.69	(0.43)	(0.65)	148
2003	7.83	(0.04)	3.62	—	—	11.41	45.72	22,520	1.50	1.44	1.70	(0.59)	(0.85)	131

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Ratios to Average Net Assets
											Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income/ (Loss), Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate
International Equity Fund

GS2 Class
2007	$15.80	$0.26	#	$1.79	$(0.27)	$(2.97)	$—	$14.61	13.21%	$279,652	0.96%	0.96%	1.07%	1.55%	1.44%	66%
2006	14.71	0.25		3.23	(0.35)	(2.04)	—	15.80	23.78	199,989	0.97	0.96	1.10	1.60	1.46	26
2005	12.93	0.29		1.99	(0.30)	(0.20)	—	14.71	17.66	176,819	0.97	0.95	1.12	1.59	1.43	30
2004	11.06	0.16		1.93	(0.22)	—	—	12.93	18.93	87,300	0.97	0.95	1.13	1.32	1.14	33
2003	8.26	0.08	#	2.90	(0.18)	—	—	11.06	36.06	50,390	0.97	0.95	1.14	0.86	0.67	33

GS4 Class
2007	$19.09	$0.28	#	$2.16	$(0.24)	$(2.97)	$—	$18.32	12.96%	$1,400,548	1.14%	1.14%	1.27%	1.38%	1.25%	66%
2006	17.37	0.26		3.82	(0.32)	(2.04)	—	19.09	23.58	1,254,839	1.15	1.14	1.29	1.43	1.28	26
2005	15.20	0.23		2.41	(0.27)	(0.20)	—	17.37	17.39	1,120,234	1.15	1.13	1.31	1.42	1.24	30
2004	12.96	0.17		2.26	(0.19)	—	—	15.20	18.80	1,072,556	1.15	1.13	1.31	1.22	1.04	33
2003	9.66	0.15	#	3.31	(0.16)	—	—	12.96	35.81	920,664	1.15	1.13	1.31	1.39	1.21	33

GS6 Class
2007	$15.59	$0.19	#	$1.75	$(0.21)	$(2.97)	$—	$14.35	12.68%	$27,798	1.40%	1.40%	1.54%	1.11%	0.97%	66%
2006	14.56	0.18		3.17	(0.28)	(2.04)	—	15.59	23.14	23,877	1.47	1.46	1.60	1.10	0.96	26
2005	12.80	0.13		2.06	(0.23)	(0.20)	—	14.56	17.15	19,123	1.45	1.43	1.64	1.11	0.91	30
2004	10.95	0.12		1.90	(0.17)	—	—	12.80	18.52	19,551	1.35	1.33	1.58	1.06	0.81	33
2003	8.19	0.10	#	2.80	(0.14)	—	—	10.95	35.47	20,434	1.36	1.34	1.50	1.14	0.98	33

#	Calculated using the average shares outstanding method.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established twenty-four series (each a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MyDestination 2005, MyDestination 2015, MyDestination 2025, MyDestination 2035 and MyDestination 2045 Funds, each referred to as a “Date Target Fund” and together as the “Date Target Funds,” commenced operations on December 29, 2006. The Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I and Global Equity Fund I are each referred to as a “Blended Fund” and together are referred to as the “Blended Funds.” The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Bond Funds.” The Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund are together referred to as the “Equity Funds.” The Money Market Fund is referred to as the “Money Market Fund.”

There are three classes of shares issued by the Funds —the GS2 Class, the GS4 Class and the GS6 Class, except for the Global Bond Fund and the Real Estate Securities Fund, which issued the GS4 Class only, and the Date Target Funds, which issued the GS4 Class and the GS6 Class only. The Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I and Global Equity Fund I issued the GS2 Class only. All classes of shares have identical voting, dividend and liquidation rights. The distribution fee (class specific expense) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to June 1, 2007, GS8 Class shares of the Funds were also available. On June 1, 2007, shares of the GS8 Class of each Fund were exchanged at each Fund’s applicable net asset value for equivalent shares of the GS6 Class of the same Fund and the GS8 Class was terminated.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed income obligations, stocks and other investments. The Blended and Date Target Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Blended and Date Target Funds are commonly referred to as “Fund of Funds”.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a.	Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time when the foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined through procedures established by or under the direction of the Board of Trustees. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price. Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and asked prices available. Asset-backed and mortgage-backed securities are valued at the last bid price. Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price. Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and asked prices; those maturing in 60 days or less are valued at amortized cost. Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded. Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market. Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Certain fixed income securities are valued by the sub-adviser using various methodologies. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Valuation Committee meeting may be called. The Trust uses Interactive Data (“ID”) as a third party fair valuation vendor. ID provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by ID in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ID.

The Money Market Fund uses the amortized cost method, which approximates market value, to determine the value of its portfolio securities.

The Blended and Date Target Funds value their investments in the underlying Select Funds daily at the closing net asset value of each respective Select Fund.

b.	Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

c.	Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, the intended purchase of securities or to gain market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. The Funds bear the market risk arising from any change in index values or interest rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Options and Futures — The International Equity Fund, Small Cap Equity Fund and the Bond Funds may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

TBAs — The Bond Funds and the Small Cap Equity Fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Securities” above.

Dollar Rolls — During the period ended December 31, 2007, the Trust entered into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

Swap Agreements — Each Select Fund may enter into swap agreements. The Equity Funds may enter into equity swap contracts, the Bond Funds and the Small Cap Equity Fund may enter into interest rate and credit default swaps, the International Equity and Bond Funds may enter into currency swaps and each Select Fund may enter into total return swaps.

Swap agreements are the exchange of one security or asset for another. A swap may be entered into in order to, among other things, change the maturity of a fund’s portfolio, to protect a fund’s value from changes in interest rates, to expose a fund to a different security or market, or to help a fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index, or that the counterparty will not fulfill its obligation under the agreement. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

d.	Foreign Currency Translations

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

e.	Dividends and Distributions to Shareholders

Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. Dividends from net investment income for the Bond Funds are declared and paid monthly. Dividends from net investment income, if any, for the Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund are declared and paid semi-annually. Dividends from net investment income, if any, for the Small Cap Equity Fund, International Equity Fund, the Blended Funds and the Date Target Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f.	Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily, including the amortization of market premium and the accretion of market discount. Realized gains and losses from security transactions are on an identified cost basis.

g.	Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds of the Trust are generally allocated to each Fund in proportion to their relative net assets. Each class of shares bears its pro-rata portion of expenses attributable to its class, except that each class separately bears expenses related specifically to that class, such as printing, registration, transfer agent, shareholder servicing and distribution fees.

h.	REITs

The Real Estate Securities Fund invests substantial assets in real estate investment trusts (REITs) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

i.	Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by cash equivalents deposited in an account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Blended Funds, Bond Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. The Low-Duration Bond, Medium-Duration Bond and Small Cap Equity Funds will occasionally enter into a short sale to initiate a dollar roll transaction.

At December 31, 2007, the value of securities sold short in the Low-Duration Bond Fund, the Medium-Duration Bond Fund and the Equity Index Fund amounted to $13,882,626, $20,335,438 and $134,508, respectively.

At December 31, 2007, the Equity Index Fund, which is passively managed to the S&P 500® Index, held a security that announced a spin-off. Resulting from the spin-off, the existing security is no longer a constituent of the S&P 500® Index, but the newly formed security created from the spinoff became a constituent. The sub-adviser, in their efforts to closely track the performance of the S&P 500® Index, sold the existing security prior to the effective date of the corporate action given it was no longer a constituent.

j.	Loan Participations

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Bond Funds and the Small Cap Equity Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

The Bond Funds and the Small Cap Equity Fund invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Investment Advisory Fees

Pursuant to a separate investment advisory agreement, GuideStone Capital Management (“GSCM” or “Investment Advisor”) acts as the Investment Advisor to the Funds. As Investment Advisor it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds and for such services each sub-adviser receives a fee from the Funds.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers, listed at the end of this report, are computed daily based upon the net assets of each Fund. The actual advisory fees accrued during the period September 1, 2007 to December 31, 2007 and the sub-advisory fees accrued during the year ended December 31, 2007, based upon average daily net assets, were as follows:

Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2005	0.10%	—
MyDestination 2015	0.10%	—
MyDestination 2025	0.10%	—
MyDestination 2035	0.10%	—
MyDestination 2045	0.10%	—
Flexible Income	0.10%	—
Growth & Income	0.10%	—
Capital Opportunities	0.10%	—
Global Equity	0.10%	—
Flexible Income I	0.10%	—
Growth & Income I	0.10%	—
Capital Opportunities I	0.10%	—
Global Equity I	0.10%	—
Money Market	0.09%	0.07%
Low-Duration Bond	0.13%	0.21%
Medium-Duration Bond	0.21%	0.20%
Extended-Duration Bond	0.25%	0.21%
Global Bond	0.21%	0.20%
Equity Index	0.14%	0.02%
Real Estate Securities	0.28%	0.59%
Value Equity	0.40%	0.24%
Growth Equity	0.45%	0.38%
Small Cap Equity	0.27%	0.70%
International Equity	0.47%	0.48%

A new advisory agreement was entered into for the Funds listed below effective September 1, 2007. Prior to this, the actual advisory fees accrued during the period January 1, 2007 to August 31, 2007, based upon average daily net assets, were as follows:

Fund	Advisory Fees
Money Market	0.14%
Low-Duration Bond	0.20%
Medium-Duration Bond	0.23%
Extended-Duration Bond	0.27%
Real Estate Securities	0.30%
Value Equity	0.43%
Growth Equity	0.48%
Small Cap Equity	0.30%

The advisory fees for the Date Target, Blended, Global Bond, Equity Index and International Equity Funds did not change during the year.

For the period ended December 31, 2007, advisory fees and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
MyDestination 2005	$34,342	$(108,625)	$(74,283)
MyDestination 2015	95,315	(63,659)	31,656
MyDestination 2025	58,915	(92,209)	(33,294)
MyDestination 2035	20,620	(120,467)	(99,847)
MyDestination 2045	7,878	(125,418)	(117,540)
Flexible Income	317,907	(116,711)	201,196
Growth & Income	1,363,679	(63,875)	1,299,804
Capital Opportunities	1,118,076	(74,312)	1,043,764
Global Equity	1,033,565	(73,200)	960,365
Flexible Income I	66,317	(40,190)	26,127
Growth & Income I	339,394	80,071	419,465
Capital Opportunities I	243,565	35,825	279,390
Global Equity I	195,061	16,897	211,958
Money Market	1,341,176	(3,984)	1,337,192
Low-Duration Bond	1,417,512	(536,503)	881,009
Medium-Duration Bond	2,749,778	(817,856)	1,931,922
Extended-Duration Bond	1,480,252	(49,312)	1,430,940
Global Bond	245,041	(14,053)	230,988
Equity Index	745,404	(179,770)	565,634
Real Estate Securities	369,082	(34,834)	334,248
Value Equity	7,081,338	(178,659)	6,902,679
Growth Equity	7,750,685	(1,130,538)	6,620,147
Small Cap Equity	1,712,073	(403,383)	1,308,690
International Equity	7,621,998	(2,214,007)	5,407,991

b.	Distribution and Shareholder Servicing Fees

The Board of Trustees has adopted Shareholder Service Plans for the GS4 and GS6 Class of each Select Fund and the GS6 Class of each Blended and Date Target Fund (“Service Plans”) and a separate Plan of Distribution for the GS6 Class of each Select Fund, Blended Fund and Date Target Fund pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”).

Under the Service Plans, the GS4 and GS6 Class of each Select Fund and the GS6 Class of each applicable Blended and Date Target Fund are authorized to pay fees to parties that provide services for and maintain shareholder accounts. The GS4 and GS6 Class of each Select Fund are authorized to pay service fees of 0.19% and 0.30% of average daily net assets, respectively. The GS6 Class of each applicable Blended and Date Target Fund is authorized to pay shareholder servicing fees of 0.11% of average daily net assets.

Under the 12b-1 Plan, the assets of each Select Fund, Blended Fund and Date Target Fund may be used to compensate GuideStone Financial Resources, the Distributor or others for certain expenses relating to the distribution of shares of the Funds to investors. Under the 12b-1 Plan, the maximum amount payable as a percentage of average daily net assets on an annual basis is 0.10% by the GS6 Class of each Select Fund, Blended Fund and Date Target Fund.

c.	Expense Limitation

GSCM has agreed, through April 30, 2009, to waive fees and reimburse expenses of the GS2 Class, GS4 Class and GS6 Class of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each class’s average daily net assets. During the period September 1, 2007 through December 31, 2007, the expense caps for the Blended and Select Funds were as follows:

Fund	GS2 Class	GS4 Class	GS6 Class
MyDestination 2005	NA	0.20%	0.50%
MyDestination 2015	NA	0.20%	0.50%
MyDestination 2025	NA	0.20%	0.50%
MyDestination 2035	NA	0.20%	0.50%
MyDestination 2045	NA	0.20%	0.50%
Flexible Income	NA	0.12%	0.45%
Growth & Income	NA	0.12%	0.45%
Capital Opportunities	NA	0.12%	0.45%
Global Equity	NA	0.12%	0.45%
Flexible Income I	0.15%	NA	NA
Growth & Income I	0.15%	NA	NA
Capital Opportunities I	0.15%	NA	NA
Global Equity I	0.15%	NA	NA
Money Market	0.20%	0.39%	0.80%
Low-Duration Bond	0.36%	0.52%	0.91%
Medium-Duration Bond	0.48%	0.58%	0.93%
Extended-Duration Bond	0.63%	0.69%	0.97%
Global Bond	NA	1.02%	NA
Equity Index	0.23%	0.37%	0.60%
Real Estate Securities	NA	1.29%	NA
Value Equity	0.74%	0.85%	1.14%
Growth Equity	0.88%	0.97%	1.29%
Small Cap Equity	1.12%	1.15%	1.43%
International Equity	0.94%	1.12%	1.37%

During the period January 1, 2007 through August 31, 2007 the expense caps for the Blended and Select Funds were as follows:

Fund	GS2 Class	GS4 Class	GS6 Class
Flexible Income	NA	0.13%	0.50%
Growth & Income	NA	0.13%	0.60%
Capital Opportunities	NA	0.13%	0.70%
Global Equity	NA	0.13%	0.57%
Flexible Income I	0.17%	NA	NA
Growth & Income I	0.17%	NA	NA
Capital Opportunities I	0.17%	NA	NA
Global Equity I	0.17%	NA	NA
Money Market	0.27%	0.46%	0.87%
Low-Duration Bond	0.45%	0.61%	1.00%
Medium-Duration Bond	0.50%	0.62%	1.05%
Extended-Duration Bond	0.65%	0.73%	1.20%
Global Bond	NA	1.04%	NA
Equity Index	0.25%	0.40%	0.60%
Real Estate Securities	NA	1.33%	NA
Value Equity	0.76%	0.90%	1.30%
Growth Equity	0.90%	1.02%	1.42%
Small Cap Equity	1.14%	1.21%	1.61%
International Equity	0.97%	1.15%	1.50%

The expense caps for the Date Target Funds did not change during the year.

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At December 31, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	GS2 Class	GS4 Class	GS6 Class
MyDestination 2005	NA	$73,659	$26,554
MyDestination 2015	NA	33,536	23,730
MyDestination 2025	NA	59,950	24,880
MyDestination 2035	NA	83,799	27,794
MyDestination 2045	NA	81,724	32,670
Flexible Income	NA	402,059	14,302
Growth & Income	NA	224,648	2,992
Capital Opportunities	NA	235,036	3,530
Global Equity	NA	257,758	339
Flexible Income I	$182,308	NA	NA
Growth & Income I	12,577	NA	NA
Capital Opportunities I	93,841	NA	NA
Global Equity I	99,549	NA	NA
Money Market	—	—	41,832
Low-Duration Bond	86,998	1,249,097	50,826
Medium-Duration Bond	—	1,949,610	11,172
Extended-Duration Bond	—	242,517	3,062
Global Bond	NA	—	NA
Equity Index	—	347,364	71,501
Real Estate Securities	NA	25,165	NA
Value Equity	—	406,432	4,785
Growth Equity	19,056	3,124,933	29,406
Small Cap Equity	—	721,600	7,776
International Equity	767,489	5,087,978	95,241

During the period ended December 31, 2007, GSCM recaptured the following amounts:

	GS2 Class	GS4 Class
Growth & Income I	$80,071	NA
Capital Opportunities I	35,825	NA
Global Equity I	16,897	NA
Global Bond	NA	$4,959
Medium-Duration Bond	11,522	—
Growth Equity	23,256	—

d.	Brokerage Service and Other Arrangements

The Investment Advisor directs the sub-advisers to place security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Equity Funds.

Fund	Expenses Paid Through Brokerage Service Arrangements
Value Equity	$69,788
Growth Equity	112,900
Small Cap Equity	39,149
International Equity	48,801

In addition, the Funds entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Fund’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the period ended December 31, 2007, expenses reduced were as follows:

Fund	Reduction to Expenses
MyDestination 2005	$1,067
MyDestination 2015	1,139
MyDestination 2025	1,124
MyDestination 2035	1,106
MyDestination 2045	1,090
Flexible Income	1,887
Growth & Income	1,903
Capital Opportunities	2,076
Global Equity	2,306
Flexible Income I	1,526
Growth & Income I	1,732
Capital Opportunities I	1,941
Global Equity I	1,841
Money Market	3,568
Low-Duration Bond	441,847
Medium-Duration Bond	388,195
Extended-Duration Bond	10,430
Global Bond	14,288
Equity Index	3,443
Real Estate Securities	4,516
Value Equity	6,916
Growth Equity	5,576
Small Cap Equity	8,956
International Equity	7,989

Effective June 1, 2007, the Funds entered into a new agreement with its custodian. Under the terms of this new agreement, net interest will not be earned on uninvested cash balances any longer, therefore, it will not be used to reduce a portion of each Fund’s custody expenses.

e.	Administrator, Transfer Agent and Distributor

Certain employees of PFPC, Inc. (“PFPC”), an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), are officers of the Funds. PFPC serves as Administrator and Transfer Agent of the Funds.

For its services as Administrator, PFPC is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between 0.004% and 0.02% of average daily net assets. A new Administration agreement was entered into for the Funds effective June 1, 2007. Prior to this, the fees, excluding out of pocket expenses, ranged between 0.008% and 0.0375% of average daily net assets. For its services as Transfer Agent, PFPC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the period ended, PFPC received $4,905,566 in aggregate fees and expenses for services rendered under the various agreements described above.

PFPC Distributors, Inc. (“PDI”), also an indirect, wholly owned subsidiary of PNC, serves as the Distributor for the Funds. The Funds do not pay any fees to PDI in its capacity as Distributor. The fees are paid by GSCM.

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. Government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust. At December 31, 2007, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Collateral
Low-Duration Bond	$77,933,774	$79,396,847
Medium-Duration Bond	121,477,689	123,286,670
Extended-Duration Bond	60,129,299	60,792,086
Global Bond	22,417,225	23,025,505
Equity Index	29,604,063	30,414,276
Real Estate Securities	33,821,844	37,049,213
Value Equity	142,872,420	147,288,704
Growth Equity	149,524,869	154,230,003
Small Cap Equity	219,381,308	227,002,100
International Equity	204,282,118	214,236,191

5. 10% SHAREHOLDERS

The Date Target and Blended Funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments made by each Date Target and Blended Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At December 31, 2007, the Blended Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying funds as detailed below:

Fund	Flexible Income Fund	Growth & Income Fund	Capital Opportunities Fund	Global Equity Fund	Flexible Income Fund I	Growth & Income Fund I	Capital Opportunities Fund I	Global Equity Fund I
Low-Duration Bond	27.65%	23.27%	9.52%	—	8.21%	8.64%	3.10%	—
Medium-Duration Bond	—	24.86	10.08	—	—	10.34	3.67	—
Extended-Duration Bond	—	20.24	8.03	—	—	9.93	3.45	—
Equity Index	0.90	0.78	9.47	11.71%	0.33	3.61	3.84	4.10%
Value Equity	1.36	10.58	12.98	15.99	0.52	5.08	5.46	5.80
Growth Equity	1.34	10.67	13.24	13.16	0.44	4.34	4.71	5.03
Small Cap Equity	0.96	8.17	9.94	12.37	0.29	3.13	3.33	3.58
International Equity	1.10	10.00	11.77	14.25	0.28	3.22	3.32	3.47

As of December 31, 2007, the Date Target Funds did not own 10% or more of the total outstanding shares of the underlying funds they invested in.

6. INVESTMENT TRANSACTIONS

For the period ended December 31, 2007, the cost of purchases and proceeds from sales and maturities (other than short-term and U.S. Government obligations) for each Fund were as follows:

	Purchases	Sale and Maturity Proceeds
MyDestination 2005	$57,814,498	$1,345,669
MyDestination 2015	164,966,534	439,500
MyDestination 2025	104,759,950	137,400
MyDestination 2035	35,459,600	50,200
MyDestination 2045	13,160,800	734,300
Flexible Income	12,600,000	31,764,000
Growth & Income	37,250,000	177,299,000
Capital Opportunities	29,500,000	145,468,000
Global Equity	21,700,000	125,123,000
Flexible Income I	13,220,000	7,577,000
Growth & Income I	90,003,000	24,320,000
Capital Opportunities I	61,787,000	17,060,000
Global Equity I	55,736,000	13,507,000
Low-Duration Bond	1,407,981,348	1,557,526,572
Medium-Duration Bond	4,626,838,520	4,452,242,765
Extended-Duration Bond	445,950,372	53,375,914
Global Bond	322,956,652	285,477,835
Equity Index	25,000,659	89,659,929
Real Estate Securities	150,846,342	138,633,719
Value Equity	824,909,081	734,044,634
Growth Equity	806,159,382	858,434,708
Small Cap Equity	693,100,758	679,892,586
International Equity	1,066,114,442	1,031,484,192

For the period ended December 31, 2007, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government obligations for each Fund were as follows:

	Purchases	Sale and Maturity Proceeds
MyDestination 2005	$6,797,043	$6,379,316
MyDestination 2015	8,001,295	6,903,220
MyDestination 2025	3,367,292	3,085,659
MyDestination 2035	367,021	329,460
Flexible Income	29,815,038	29,833,715
Growth & Income	62,505,861	67,038,583
Capital Opportunities	29,279,838	30,960,241
Flexible Income I	8,626,491	8,474,709
Growth & Income I	15,622,041	15,351,085
Capital Opportunities I	4,839,380	4,491,150
Low-Duration Bond	400,787,381	371,794,812
Medium-Duration Bond	940,641,051	1,140,586,245
Extended-Duration Bond	958,438	501,361,127
Global Bond	133,025,612	20,920,635
Small Cap Equity	28,455,300	22,284,447

Futures Contracts

Investments as of December 31, 2007, included cash and securities that were valued and pledged as collateral to cover initial margin deposits. The market value of this collateral and open futures contracts is as follows:

	Value of Collateral	Open Long (Short) Contracts	Notional Value on Futures	Net Unrealized Gain (Loss) on Futures
MyDestination 2005
March 2008 S&P 500® E-Mini	$74,898	6	$443,160	$(2,165)

MyDestination 2015
March 2008 S&P 500® E-Mini	$134,817	32	$2,363,520	$(20,236)

MyDestination 2025
March 2008 S&P 500® E-Mini	$104,858	18	$1,329,480	$(11,509)

MyDestination 2035
March 2008 S&P 500® E-Mini	$74,899	10	$738,600	$(5,229)

MyDestination 2045
March 2008 S&P 500® E-Mini	$39,946	5	$369,300	$(4,856)

Flexible Income Fund
March 2008 S&P 500®	$69,906	3	$1,107,900	$(588)

Growth & Income Fund
March 2008 S&P 500®	$599,187	21	$7,755,300	$(30,053)

Capital Opportunities Fund
March 2008 S&P 500®	$729,011	27	$9,971,100	$(29,015)

Global Equity Fund
March 2008 S&P 500®	$758,970	28	$10,340,400	$(33,807)

Flexible Income Fund I
March 2008 S&P 500® E-Mini	$19,973	3	$221,580	$(2,696)

Growth & Income Fund I
March 2008 S&P 500® E-Mini	$209,715	37	$2,732,820	$(31,729)

Capital Opportunities Fund I
March 2008 S&P 500® E-Mini	$189,744	49	$3,619,140	$(39,495)

Global Equity Fund I
March 2008 S&P 500® E-Mini	$174,763	36	$2,658,960	$(30,842)

Low-Duration Bond Fund
June 2008 90-Day Euro	$402,162	769	$185,050,238	$57,675
September 2008 90-Day Euro	737,874	1,211	292,184,025	3,799,576
December 2008 90-Day Euro	79,276	151	36,477,825	361,138
June 2008 90-Day EURIBOR	48,540	31	10,899,222	(4,764)
September 2008 90-Day EURIBOR	40,531	53	18,649,751	19,772
December 2009 90-Day EURIBOR	155,372	99	34,887,317	(42,627)
March 2008 5-Year U.S. Treasury Note	690,350	(299)	(32,974,094)	(464,542)
June 2008 90-Day Sterling	236,154	(461)	(108,663,431)	(275,301)
September 2008 90-Day Sterling	72,852	81	19,141,079	66,665
December 2008 90-Day Sterling	86,148	94	22,252,866	132,524
June 2009 90-Day Sterling	19,567	38	9,003,404	125,756
March 2008 Euro-Bund	41,279	71	11,817,661	(263,687)
March 2008 Euro-BOBL	149,177	287	45,586,527	(660,454)
March 2008 2-Year U.S. Treasury Note	752,966	473	99,448,250	167,655
March 2008 10-Year U.S. Treasury Note	306,873	(856)	(97,062,375)	(249,975)
March 2008 U.S. Long Treasury Bond	115,075	(455)	(52,950,625)	49,625

				$2,819,036

	Value of Collateral	Open Long (Short) Contracts	Notional Value on Futures	Net Unrealized Gain (Loss) on Futures
Medium-Duration Bond Fund
March 2008 90-Day Euro	$—	14	$3,351,775	$6,094
June 2008 90-Day Euro	411,496	595	143,179,313	63,145
September 2008 90-Day Euro	43,289	160	38,604,000	240,500
December 2008 90-Day Euro	570,433	624	150,742,800	1,461,563
June 2009 90-Day Euro	254,345	101	24,368,775	242,650
March 2008 90-Day EURIBOR	57,286	60	21,073,194	(44,620)
June 2008 90-Day EURIBOR	257,400	167	58,715,161	(30,930)
September 2008 90-Day EURIBOR	174,095	182	64,042,542	67,895
December 2008 90-Day EURIBOR	59,350	62	21,832,656	(24,685)
December 2009 90-Day EURIBOR	188,820	135	47,573,614	(58,128)
March 2008 5-Year U.S. Treasury Note	63,905	(277)	(30,547,906)	(49,974)
June 2008 90-Day Sterling	133,279	(208)	(49,028,186)	(129,389)
September 2008 90-Day Sterling	52,034	221	52,224,424	180,788
December 2008 90-Day Sterling	32,821	217	51,370,978	266,019
March 2008 Euro-Bund	57,477	55	9,154,526	(184,169)
March 2008 Euro-BOBL	189,331	358	56,864,030	(798,175)
March 2008 2-Year U.S. Treasury Note	223,475	(305)	(64,126,250)	85,689
March 2008 10-Year U.S. Treasury Note	185,403	539	61,117,547	551,565
March 2008 U.S. Long Treasury Bond	366,032	(925)	(107,646,875)	(615,067)

				$1,230,771

Global Bond Fund
March 2008 90-Day Euro	$85,654	46	$11,012,975	$60,720
June 2008 90-Day Euro	138,496	74	17,807,175	271,580
March 2008 Euro-Bund	23,302	18	2,996,027	(60,289)
March 2008 5-Year U.S. Treasury Note	22,301	26	2,867,313	8,386
March 2008 10-Year U.S. Treasury Note	17,638	20	2,267,813	15,900

				$296,297

Equity Index Fund
March 2008 S&P 500®	$773,950	28	$10,340,400	$(13,194)

Real Estate Securities Fund
March 2008 Russell 2000® IMM-Mini	$549,255	101	$7,799,220	$21,583

Value Equity Fund
March 2008 S&P 500®	$4,191,028	130	$48,009,000	$(18,600)
March 2008 S&P 500® E-Mini	103,163	16	1,181,760	2,828

				$(15,772)

Growth Equity Fund
March 2008 S&P 500®	$4,638,705	250	$92,325,000	$(62,314)

Small Cap Equity Fund
June 2008 90-Day EURIBOR	$136,561	10	$3,515,878	$(8,719)
March 2008 10-Year U.S. Treasury Note	287,355	(65)	(7,370,391)	9,769
March 2008 5-Year U.S. Treasury Note	60,194	(14)	(1,543,938)	(2,883)
March 2008 90-Day Euro	46,671	5	1,197,063	1,913
March 2008 EURO-Bund	135,764	21	3,495,365	(70,641)
March 2008 Russell 200 IMM-Mini	3,420,225	817	63,088,740	265,113
March 2008 U.S. Long Treasury Bond	167,877	37	4,305,875	(44,037)
September 2008 90-Day Euro	75,255	8	1,930,200	2,448

				$152,963

	Value of Collateral	Open Long (Short) Contracts	Notional Value on Futures	Net Unrealized Gain (Loss) on Futures

International Equity Fund
March 2008 DJ Euro Stoxx 50®	$1,795,801	372	$24,121,233	$484,841
March 2008 FTSE 100 Index®	874,030	90	11,739,985	314,077
March 2008 SPI 200®	549,832	53	7,385,350	121,620
March 2008 TOPIX Index®	705,338	72	9,474,108	(525,566)

				$394,972

Forward Foreign Currency Contracts

As of December 31, 2007, the following Funds have forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)

Low-Duration Bond Fund
01/10/08	Chinese Yuan	26,334,560	US Dollars	3,596,144	$(14,116)
01/10/08	Chinese Yuan	31,963,160	US Dollars	4,360,000	(21,897)
01/10/08	US Dollars	346,406	Chinese Yuan	2,556,300	4,043
01/10/08	US Dollars	1,435,300	Chinese Yuan	10,571,700	13,997
01/10/08	US Dollars	6,132,191	Chinese Yuan	45,169,720	60,220
01/17/08	Euro	14,494,000	US Dollars	21,230,956	33,225
01/17/08	US Dollars	3,118,242	Euro	2,171,000	56,883
01/23/08	Euro	942,500	US Dollars	1,335,522	(43,055)
01/23/08	US Dollars	781,829	Euro	527,279	(10,588)
01/23/08	US Dollars	223,048	Euro	155,000	3,668
01/23/08	US Dollars	125,233	Euro	85,000	(905)
01/31/08	US Dollars	147,813	Canadian Dollars	145,000	(837)
01/31/08	British Pounds	756,000	US Dollars	1,526,345	22,832
01/31/08	British Pounds	127,430	US Dollars	254,000	570
01/31/08	British Pounds	888,000	US Dollars	1,785,169	19,138
02/07/08	US Dollars	14,329,300	Japanese Yen	1,590,538,000	(30,873)
03/05/08	US Dollars	3,915,000	Chinese Yuan	28,747,845	66,457
03/06/08	US Dollars	1,532,427	Swiss Francs	1,719,000	(8,172)
10/10/08	US Dollars	3,840,537	Chinese Yuan	26,334,560	(499)
10/10/08	US Dollars	4,360,000	Chinese Yuan	29,961,920	8,970

					$159,061

Medium-Duration Bond Fund
01/10/08	US Dollars	1,519,707	Chinese Yuan	11,193,400	$14,820
01/10/08	US Dollars	366,773	Chinese Yuan	2,706,600	4,280
01/10/08	US Dollars	6,438,224	Chinese Yuan	47,423,960	63,225
01/10/08	Chinese Yuan	9,770,400	US Dollars	1,320,859	(18,585)
01/10/08	Chinese Yuan	20,644,096	US Dollars	2,816,000	(14,142)
01/10/08	Chinese Yuan	17,009,464	US Dollars	2,322,745	(9,118)
01/10/08	Chinese Yuan	11,193,400	US Dollars	1,513,235	(21,291)
01/10/08	Chinese Yuan	2,706,600	US Dollars	365,905	(5,148)
01/11/08	US Dollars	350,000	Russian Rubles	9,062,200	19,294
01/11/08	Russian Rubles	9,062,200	US Dollars	369,735	441
01/17/08	Euro	756,000	US Dollars	1,113,509	7,845
01/17/08	Euro	10,743,000	US Dollars	15,736,454	24,626
01/23/08	Euro	1,411,120	US Dollars	2,065,506	1,486

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)

1/31/2008	British Pounds	22,000	US Dollars	44,417	$664
01/31/08	British Pounds	277,939	US Dollars	554,000	1,243
01/31/08	US Dollars	469,517	British Pounds	236,000	(167)
02/07/08	US Dollars	11,975,009	Japanese Yen	1,329,214,000	(25,800)
02/12/08	Canadian Dollars	667,776	US Dollars	687,013	10,077
02/12/08	Euro	1,448,485	US Dollars	2,065,410	(53,714)
03/05/08	US Dollars	1,750,000	Chinese Yuan	12,850,250	29,706
07/02/08	US Dollars	972,000	Brazilian Real	1,858,950	44,246
07/02/08	US Dollars	973,000	Brazilian Real	1,856,971	42,163
07/02/08	US Dollars	972,000	Brazilian Real	1,860,408	45,043
07/02/08	US Dollars	3,000,000	Chinese Yuan	21,780,000	102,515
07/10/08	US Dollars	2,928,042	Russian Rubles	74,079,460	80,074
07/10/08	US Dollars	512,000	Russian Rubles	12,981,760	15,145
07/10/08	US Dollars	512,000	Russian Rubles	12,980,480	15,093
10/10/08	US Dollars	2,480,599	Chinese Yuan	17,009,464	(322)
10/10/08	US Dollars	2,816,000	Chinese Yuan	19,351,552	5,793
11/19/08	US Dollars	365,338	Russian Rubles	9,062,200	(18)

					$379,474

Global Bond Fund
02/12/08	Australian Dollars	682,179	US Dollars	605,025	$7,535
02/12/08	Australian Dollars	603,028	US Dollars	533,891	5,726
02/12/08	Australian Dollars	250,000	US Dollars	221,238	2,274
02/12/08	Australian Dollars	631,336	US Dollars	560,425	7,466
02/12/08	US Dollars	1,122,725	Australian Dollars	1,269,401	(10,915)
02/12/08	US Dollars	1,200,000	Canadian Dollars	1,130,208	(54,289)
02/12/08	Euro	808,255	US Dollars	1,150,091	(32,381)
02/12/08	Euro	465,137	US Dollars	661,499	(18,993)
02/12/08	Euro	2,267,851	US Dollars	3,233,751	(84,098)
02/12/08	Euro	680,000	US Dollars	998,227	3,392
02/12/08	Euro	1,634,777	US Dollars	2,400,000	8,333
02/12/08	Euro	1,000,000	US Dollars	1,458,810	(4,183)
02/12/08	Euro	871,233	US Dollars	1,261,920	(12,688)
02/12/08	Euro	334,955	US Dollars	495,955	5,918
02/12/08	Euro	279,420	US Dollars	414,408	5,619
02/12/08	Euro	350,000	US Dollars	513,963	1,915
02/12/08	Euro	800,000	US Dollars	1,176,272	5,878
02/12/08	Euro	350,000	US Dollars	518,700	6,653
02/12/08	US Dollars	853,230	Euro	600,000	24,566
02/12/08	US Dollars	3,152,711	Euro	2,220,000	95,133
02/12/08	US Dollars	1,469,185	Euro	1,000,000	(6,192)
02/12/08	British Pounds	200,000	US Dollars	405,214	7,578
02/12/08	British Pounds	200,000	US Dollars	406,600	8,964
02/12/08	British Pounds	1,700,000	US Dollars	3,449,385	69,478
02/12/08	Israeli Shekels	7,247,130	US Dollars	1,800,977	(82,080)
02/12/08	Japanese Yen	71,733,160	US Dollars	635,223	(9,974)
02/12/08	Japanese Yen	70,531,650	US Dollars	630,000	(4,390)
02/12/08	Japanese Yen	53,550,000	US Dollars	487,133	5,483
02/12/08	Japanese Yen	43,123,000	US Dollars	390,168	2,302
02/12/08	Japanese Yen	31,352,470	US Dollars	278,309	(3,688)
02/12/08	US Dollars	8,975,901	Japanese Yen	1,011,467,400	121,637
02/12/08	US Dollars	619,173	Japanese Yen	69,940,400	9,900

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)

02/12/08	Mexican Pesos	30,553,760	US Dollars	2,798,271	$7,119
02/12/08	Turkish Lira	4,769,319	US Dollars	3,783,972	(227,997)
02/12/08	US Dollars	630,000	Turkish Lira	764,316	12,946
02/12/08	US Dollars	1,332,000	Turkish Lira	1,627,037	36,670
02/12/08	US Dollars	141,725	South African Rand	988,065	1,702
02/12/08	Hungarian Forints	219,807,000	US Dollars	1,260,000	(9,373)
02/12/08	US Dollars	1,270,194	Hungarian Forints	219,807,000	(821)
02/19/08	Brazilian Real	3,205,395	US Dollars	1,830,086	43,022
02/19/08	US Dollars	870,000	Brazilian Real	1,539,030	(11,964)
02/19/08	US Dollars	1,200,000	Indian Rupees	47,700,000	7,035
02/19/08	US Dollars	1,300,000	Indonesian Rupiahs	12,148,500,000	(9,620)
02/19/08	US Dollars	774,765	Korean Won	700,000,000	(24,242)
02/19/08	US Dollars	1,282,857	Philippine Pesos	55,676,000	63,497

					$(30,147)

Small Cap Equity Fund
02/12/08	Euro	330,000	US Dollars	470,541	$(12,247)

International Equity Fund
01/30/08	Swiss Francs	1,391,487	Australian Dollars	1,321,325	$(73,364)
01/30/08	Australian Dollars	1,321,325	Swiss Francs	1,391,487	67,276
01/31/08	British Pounds	9,564,500	US Dollars	19,616,885	595,262
03/05/08	Japanese Yen	194,178,960	Australian Dollars	1,776,000	25,421

					$614,595

Options Written

Transactions in options written during the period ended December 31, 2007 were as follows:

Low-Duration Bond Fund	Number of Contracts	Premiums Received

Options written, 12/31/06	4,652	$817,243

Options written	163,288	4,949,978
Options expired	(2,217)	(595,871)
Options closed	(73,963)	(748,986)

Options written, 12/31/07	91,760	$4,422,364

Medium-Duration Bond Fund	Number of Contracts	Premiums Received

Options written, 12/31/06	9,293	$1,044,466

Options written	217,940	6,072,723
Options expired	(4,150)	(574,293)
Options closed	(100,515)	(950,802)

Options written, 12/31/07	122,568	$5,592,094

Small Cap Equity Fund	Number of Contracts	Premiums Received

Options written, 12/31/06	—	$—

Options written	(49)	(36,608)
Options expired	—	—
Options closed	16	11,498

Options written, 12/31/07	(33)	$(25,110)

7. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2007
	GS4	GS6	GS8
MyDestination 2005
Shares sold	6,148,997	136,448	101,780
Shares exchanged	—	1,482	(1,484)
Shares reinvested	152,755	3,735	—
Shares redeemed	(730,702)	(1,458)	(101,296)

Net increase	5,571,050	140,207	(1,000)

MyDestination 2015
Shares sold	16,541,145	135,535	112,014
Shares exchanged	—	12,203	(12,214)
Shares reinvested	436,184	3,694	—
Shares redeemed	(523,997)	(4,107)	(100,800)

Net increase	16,453,332	147,325	(1,000)

MyDestination 2025
Shares sold	10,440,156	169,074	129,123
Shares exchanged	—	27,558	(27,583)
Shares reinvested	281,677	5,220	—
Shares redeemed	(455,987)	(1,348)	(102,540)

Net increase	10,265,846	200,504	(1,000)

MyDestination 2035
Shares sold	3,675,043	123,285	109,187
Shares exchanged	—	9,784	(9,802)
Shares reinvested	91,100	3,341	—
Shares redeemed	(338,148)	(1,651)	(100,385)

Net increase	3,427,995	134,759	(1,000)

MyDestination 2045
Shares sold	1,514,661	114,644	103,251
Shares exchanged	—	3,443	(3,446)
Shares reinvested	36,409	3,379	—
Shares redeemed	(399,712)	(1,018)	(100,805)

Net increase	1,151,358	120,448	(1,000)

	Year Ended December 31, 2007			Year Ended December 31, 2006
	GS4	GS6	GS8	GS4	GS6	GS8
Flexible Income Fund
Shares sold	3,101,631	15,787	8,171	3,656,910	1,952	20,520
Shares exchanged	—	34,331	(34,405)	—	—	—
Shares reinvested	1,689,255	163,129	—	965,157	79,237	33,701
Shares redeemed	(4,161,710)	(2,128)	(610,247)	(2,794,715)	(4)	(2,547)

Net increase (decrease)	629,176	211,119	(636,481)	1,827,352	81,185	51,674

Growth & Income Fund
Shares sold	4,276,596	142,844	49,264	6,656,150	108,276	242,284
Shares exchanged	—	312,574	(313,534)	—	—	—
Shares reinvested	9,292,073	377,694	—	5,184,934	136,009	70,158
Shares redeemed	(13,938,640)	(48,496)	(642,064)	(5,727,250)	(5,934)	(30,147)

Net increase (decrease)	(369,971)	784,616	(906,334)	6,113,834	238,351	282,295

Capital Opportunities Fund
Shares sold	3,127,389	161,689	80,894	3,141,769	92,585	177,712
Shares exchanged	—	247,991	(248,643)	—	—	—
Shares reinvested	7,709,244	244,649	—	4,554,611	80,040	68,198
Shares redeemed	(10,322,926)	(17,198)	(592,647)	(4,562,176)	(13)	(63,800)

Net increase (decrease)	513,707	637,131	(760,396)	3,134,204	172,612	182,110

Global Equity Fund
Shares sold	3,459,912	76,547	60,068	4,436,590	51,247	55,947
Shares exchanged	—	114,564	(114,914)	—	—	—
Shares reinvested	7,170,968	315,184	—	3,930,458	123,874	51,063
Shares redeemed	(9,170,824)	(11,888)	(542,557)	(6,254,366)	(5,418)	(17,766)

Net increase (decrease)	1,460,056	494,407	(597,403)	2,112,682	169,703	89,244

	GS2			GS2
Flexible Income Fund I
Shares sold	1,491,042			614,244
Shares reinvested	539,752			385,613
Shares redeemed	(901,269)			(648,186)

Net increase	1,129,525			351,671

Growth & Income Fund I
Shares sold	8,238,644			1,573,469
Shares reinvested	2,911,117			1,820,120
Shares redeemed	(2,301,545)			(1,411,973)

Net increase	8,848,216			1,981,616

Capital Opportunities Fund I
Shares sold	5,024,682			1,427,771
Shares reinvested	2,000,500			1,106,323
Shares redeemed	(1,414,424)			(722,160)

Net increase	5,610,758			1,811,934

Global Equity Fund I
Shares sold	4,117,743			749,622
Shares reinvested	1,417,048			811,924
Shares redeemed	(1,167,436)			(772,028)

Net increase	4,367,355			789,518

	Year Ended December 31, 2007				Year Ended December 31, 2006
	GS2	GS4	GS6	GS8	GS2	GS4	GS6	GS8
Money Market Fund
Shares sold	178,932,360	3,334,006,987	2,164,993	214,065	79,181,546	2,625,551,003	3	183,052
Shares exchanged	—	—	301,818	(301,818)	—	—	—	—
Shares reinvested	4,895,984	24,364,936	238,657	96,906	4,122,997	20,032,228	196,806	206,490
Shares redeemed	(171,806,826)	(3,349,363,902)	(1,510,697)	(5,466,591)	(75,848,387)	(2,481,322,504)	—	(77,413)

Net increase (decrease)	12,021,518	9,008,021	1,194,771	(5,457,438)	7,456,156	164,260,727	196,809	312,129

Low-Duration Bond Fund
Shares sold	3,526,093	5,216,637	6,980	299	1,297,497	7,540,226	1,126,024	1,110,208
Shares exchanged	—	—	3,724	(3,724)	—	—	—	—
Shares reinvested	863,634	2,066,787	31,928	10,905	677,209	2,479,092	59,684	27,560
Shares redeemed	(1,333,936)	(10,869,252)	(2,816)	(568,754)	(1,607,636)	(17,130,252)	(1,858,956)	(1,130,399)

Net increase (decrease)	3,055,791	(3,585,828)	39,816	(561,274)	367,070	(7,110,934)	(673,248)	7,369

Medium-Duration Bond Fund
Shares sold	4,677,595	7,532,324	121,884	2,619	1,671,942	12,489,105	1,025	5,732
Shares exchanged	—	—	7,495	(7,495)	—	—	—	—
Shares reinvested	1,272,358	3,701,683	117,394	15,364	801,315	3,170,861	93,047	34,362
Shares redeemed	(1,226,651)	(14,782,322)	(117,212)	(634,032)	(770,305)	(6,269,958)	(598)	(989)

Net increase (decrease)	4,723,302	(3,548,315)	129,561	(623,544)	1,702,952	9,390,008	93,474	39,105

Extended-Duration Bond Fund
Shares sold	2,707,881	4,015,105	19,397	636	928,267	8,351,957	—	2,034
Shares exchanged	—	—	1,879	(1,881)	—	—	—	—
Shares reinvested	907,747	1,718,398	201,887	29,671	580,534	1,230,516	146,627	49,077
Shares redeemed	(1,448,373)	(4,410,805)	(71)	(711,380)	(934,248)	(4,562,953)	—	(956)

Net increase (decrease)	2,167,255	1,322,698	223,092	(682,954)	574,553	5,019,520	146,627	50,155

Global Bond Fund (1)
Shares sold		1,970,318				1
Shares reinvested		772,252				4,189
Shares redeemed		(719,165)				—

Net increase		2,023,405				4,190

Equity Index Fund
Shares sold	1,533,810	2,103,745	26,070	7,212	760,927	2,502,116	46,073	4,865
Shares exchanged	—	—	10,673	(10,690)	—	—	—	—
Shares reinvested	720,035	1,178,005	16,160	—	237,789	469,656	40,598	16,350
Shares redeemed	(1,314,474)	(5,101,066)	(1,270,974)	(557,038)	(508,852)	(2,375,932)	(9,295)	(1,563)

Net increase (decrease)	939,371	(1,819,316)	(1,218,071)	(560,516)	489,864	595,840	77,376	19,652

	Year Ended December 31, 2007				Year Ended December 31, 2006
	GS2	GS4	GS6	GS8	GS2	GS4	GS6	GS8
Real Estate Securities Fund(1)
Shares sold		8,779,566				14,017
Shares reinvested		1,474,799				—
Shares redeemed		(8,076,816)				(2,008)

Net increase		2,177,549				12,009

Value Equity Fund
Shares sold	6,634,605	9,488,670	184,049	16,806	1,004,773	2,999,625	6,797	24,170
Shares exchanged	—	—	38,330	(38,463)	—	—	—	—
Shares reinvested	3,241,859	6,099,780	260,082	—	2,869,649	7,841,423	278,467	103,981
Shares redeemed	(1,686,305)	(9,883,557)	(169,598)	(628,190)	(1,286,505)	(7,023,963)	(1,460)	(2,985)

Net increase (decrease)	8,190,159	5,704,893	312,863	(649,847)	2,587,917	3,817,085	283,804	125,166

Growth Equity Fund
Shares sold	4,615,624	7,073,383	232,706	7,396	1,675,252	4,244,023	33,874	8,954
Shares exchanged	—	—	15,272	(15,401)	—	—	—	—
Shares reinvested	58,763	72,223	—	—	—	—	—	—
Shares redeemed	(1,680,960)	(9,107,022)	(216,686)	(521,411)	(1,061,893)	(5,622,252)	(6,212)	(1,013)

Net increase (decrease)	2,993,427	(1,961,416)	31,292	(529,416)	613,359	(1,378,229)	27,662	7,941

Small Cap Equity Fund
Shares sold	1,552,429	3,352,291	104,506	5,878	686,981	3,634,970	17,275	10,645
Shares exchanged	—	—	14,321	(14,475)	—	—	—	—
Shares reinvested	1,268,795	3,698,109	314,823	—	637,396	2,416,922	175,865	65,487
Shares redeemed	(704,104)	(4,839,342)	(94,262)	(577,495)	(880,093)	(5,341,920)	(16)	(2,722)

Net increase (decrease)	2,117,120	2,211,058	339,388	(586,092)	444,284	709,972	193,124	73,410

International Equity Fund
Shares sold	4,671,748	9,531,264	100,030	10,936	1,037,499	5,262,328	19,348	9,817
Shares exchanged	—	—	19,330	(19,398)	—	—	—	—
Shares reinvested	3,434,905	11,491,189	354,520	—	1,675,167	7,326,014	199,772	64,362
Shares redeemed	(1,616,635)	(10,308,303)	(67,938)	(493,635)	(2,075,826)	(11,343,731)	(1,299)	(1,494)

Net increase (decrease)	6,490,018	10,714,150	405,942	(502,097)	636,840	1,244,611	217,821	72,685

(1)	Inception date was December 29, 2006.

8. BANK BORROWINGS

The Trust, on behalf of and for the benefit of the Funds, has a credit agreement with Bank of America, N.A., dated December 3, 2007, whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement permits borrowings up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank prime rate minus two percent or the Wall Street Journal LIBOR One Month Floating Rate plus 0.50%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.12% per annum.

On July 12, 2007, the MyDestination 2045 Fund borrowed $250,000 at a rate of 5.82%. The Fund repaid the loan in the amount of $250,040, which represents principal and one day of accrued interest, on July 13, 2007. No other Funds borrowed for the year ended December 31, 2007 and there were no outstanding loans at December 31, 2007.

9. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to “wash sale” transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales and investments in Passive Foreign Investment Companies (“PFIC’s”).

Distributions during the year ended December 31, 2007 and the period ended December 31, 2006 were characterized as follows for tax purposes:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
MyDestination 2005
2007	$1,613,240	$7,771	$—
MyDestination 2015
2007	4,521,960	28,788	—
MyDestination 2025
2007	2,919,699	25,374	—
MyDestination 2035
2007	963,562	7,617	—
MyDestination 2045
2007	395,513	10,082	—
Flexible Income
2007	10,983,286	12,799,259	—
2006	10,179,210	3,665,564	—
Growth & Income
2007	45,528,937	91,906,501	—
2006	38,147,927	40,748,252	—
Capital Opportunities
2007	30,965,170	92,309,085	—
2006	24,736,064	51,235,371	—
Global Equity
2007	22,723,860	100,285,137	—
2006	17,264,066	53,666,488	—
Flexible Income I
2007	3,488,023	1,922,351	—
2006	2,665,895	1,272,521	—
Growth & Income I
2007	19,049,303	13,917,253	—
2006	11,122,184	10,020,990	—
Capital Opportunities I
2007	11,337,811	14,382,365	—
2006	6,171,476	8,479,337	—
Global Equity I
2007	7,242,215	13,245,038	—
2006	3,516,616	8,553,585	—
Money Market
2007	53,685,126	—	—
2006	42,093,683	—	—
Low-Duration Bond
2007	34,317,405	—	—
2006	38,289,007	—	—
Medium-Duration Bond
2007	61,213,423	325,199	—
2006	50,287,994	—	—
Extended-Duration Bond
2007	29,148,913	5,220,811	—
2006	23,061,143	1,213,320	—
Global Bond
2007	7,590,035	213,152	—
2006	37,349	—	5,039
Equity Index
2007	9,377,214	21,703,970	—
2006	8,794,069	3,058,163	—
Real Estate Securities
2007	6,816,862	6,848,010	—
2006	—	—	—
Value Equity
2007	57,448,170	83,641,310	—
2006	38,680,720	141,795,290	—

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
Growth Equity
2007	$2,252,310	$—	$—
2006	—	—	—
Small Cap Equity
2007	26,496,997	42,820,293	—
2006	16,751,192	32,095,593	—
International Equity
2007	57,208,698	209,103,929	—
2006	41,665,598	129,659,324	—

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/(Capital Loss Carryforward)	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2005	$3,870	$1,504,355	$(1,533,437)
MyDestination 2015	906	5,518,766	(7,462,890)
MyDestination 2025	641	4,629,258	(7,375,807)
MyDestination 2035	—	1,855,760	(2,872,704)
MyDestination 2045	412	699,916	(1,044,102)
Flexible Income	29,256	4,499,098	41,316,205
Growth & Income	—	40,296,437	185,170,890
Capital Opportunities	3,466	45,171,766	181,583,391
Global Equity	10,526	55,788,343	197,040,605
Flexible Income I	6,476	1,163,656	(2,940,295)
Growth & Income I	1,491	13,132,319	(10,866,408)
Capital Opportunities I	565	13,478,283	(1,186,547)
Global Equity I	—	14,453,009	(1,675,046)
Money Market	2,139	—	—
Low-Duration Bond	1,616,716	(14,933,954)	3,288,447
Medium-Duration Bond	11,269,977	769,936	372,516
Extended-Duration Bond	4,068,240	660,309	24,655,327
Global Bond	2,192,644	266,282	(1,723,692)
Equity Index	7,144	2,678,739	132,866,562
Real Estate Securities	59,925	—	(21,298,044)
Value Equity	—	7,704,593	149,321,135
Growth Equity	17,656	(61,825,937)	392,968,020
Small Cap Equity	83,860	1,846	18,325,767
International Equity	8,750	24,334,709	405,347,904

Post-October loss deferrals have been included in undistributed ordinary income and undistributed long-term capital gains, depending upon the character of the loss deferral.

For federal income tax purposes, capital loss carryovers and their expiration dates, were as follows as of December 31, 2007:

	Low-Duration Bond	Growth Equity
Expiring December 31,

2011	$—	$61,825,937
2013	6,476,136	—
2014	8,457,818	—

Total	$14,933,954	$61,825,937

For federal income tax purposes, post-October loss deferrals, which will reverse in 2008, were as follows as of December 31, 2007:

	Capital	FX	Total
Money Market	$4,760	—	$4,760
Low-Duration Bond	146,030	—	146,030
Real Estate Securities	1,055,067	—	1,055,067
Growth Equity	—	$1,700	1,700
Small Cap Equity	1,167,766	—	1,167,766
International Equity	—	136,000	136,000

At December 31, 2007, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

Fund	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2005	$(1,533,437)	$1,337,402	$(2,870,839)
MyDestination 2015	(7,462,890)	3,518,222	(10,981,112)
MyDestination 2025	(7,375,807)	1,653,432	(9,029,239)
MyDestination 2035	(2,872,704)	550,453	(3,423,157)
MyDestination 2045	(1,044,102)	205,326	(1,249,428)
Flexible Income	41,316,205	41,635,189	(318,984)
Growth & Income	185,170,891	187,345,286	(2,174,395)
Capital Opportunities	181,583,391	181,583,543	(152)
Global Equity	197,040,605	197,175,384	(134,779)
Flexible Income I	(2,940,295)	1,072,675	(4,012,970)
Growth & Income I	(10,866,408)	11,885,215	(22,751,623)
Capital Opportunities I	(1,186,547)	13,686,123	(14,872,670)
Global Equity I	(1,675,046)	11,743,782	(13,418,828)
Low-Duration Bond	6,064,048	12,396,799	(6,332,751)
Medium-Duration Bond	9,366,663	28,585,338	(19,218,675)
Extended-Duration Bond	24,649,091	25,528,754	(879,663)
Global Bond	(1,607,639)	1,300,723	(2,908,362)
Equity Index	132,866,561	176,212,700	(43,346,139)
Real Estate Securities	(21,298,044)	375,842	(21,673,886)
Value Equity	149,321,135	282,215,278	(132,894,143)
Growth Equity	392,968,019	433,381,663	(40,413,644)
Small Cap Equity	18,400,845	73,763,368	(55,362,523)
International Equity	405,069,500	461,292,236	(56,222,736)

The differences between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in PFIC’s.

At December 31, 2007, the aggregate cost of investment securities for federal income tax purposes was as follows (excluding foreign currency and derivative related items):

Fund	Federal Tax Cost
MyDestination 2005	$60,591,585
MyDestination 2015	178,977,225
MyDestination 2025	114,526,928
MyDestination 2035	39,320,854
MyDestination 2045	14,074,550
Flexible Income	286,358,943
Growth & Income	1,183,923,146
Capital Opportunities	927,909,385
Global Equity	824,021,418
Flexible Income I	70,178,059
Growth & Income I	364,206,280
Capital Opportunities I	252,811,262
Global Equity I	200,492,834
Money Market	1,063,214,161
Low-Duration Bond	879,624,445
Medium-Duration Bond	1,612,958,670
Extended-Duration Bond	624,380,128
Global Bond	161,299,381
Equity Index	408,406,987
Real Estate Securities	155,092,941
Value Equity	1,661,044,352
Growth Equity	1,496,464,976
Small Cap Equity	781,754,150
International Equity	1,511,006,570

At December 31, 2007, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of paydown gains, net operating losses and foreign currency transactions.

The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
MyDestination 2005	$—	$490,824	$(490,824)
MyDestination 2015	—	1,855,875	(1,855,875)
MyDestination 2025	—	1,503,972	(1,503,972)
MyDestination 2035	—	594,367	(594,367)
MyDestination 2045	—	238,184	(238,184)
Flexible Income	—	1,013,959	(1,013,959)
Growth & Income	—	8,575,266	(8,575,266)
Capital Opportunities	—	10,323,703	(10,323,703)
Global Equity	—	12,670,522	(12,670,522)
Flexible Income I	—	306,771	(306,771)
Growth & Income I	—	3,210,821	(3,210,821)
Capital Opportunities I	—	3,390,883	(3,390,883)
Global Equity I	—	3,594,562	(3,594,562)
Low-Duration Bond	—	138,274	(138,274)
Medium-Duration Bond	—	2,705,274	(2,705,274)
Extended-Duration Bond	—	871,871	(871,871)
Global Bond	—	370,186	(370,186)
Equity Index	—	(122)	122
Real Estate Securities	—	(220)	220
Value Equity	—	12,326	(12,326)
Growth Equity	—	(23,519)	23,519
Small Cap Equity	—	77,130	(77,130)
International Equity	—	8,459,494	(8,459,494)

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes, an interpretation of FAS Statement No. 109”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “morelikely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 – 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Funds’ financial statements. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amount of any unrecognized tax benefits significantly increasing or decreasing for any of the Funds.

In September 2006, the Financial Accounting Standards Board issued FASB Statement No. 157, Fair Value Measurements, (“Statement 157”). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of GuideStone Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I, Global Equity Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund (constituting GuideStone Funds, hereafter referred to as the “Trust”) at December 31, 2007, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 22, 2008

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-98-GUIDE.

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
DISINTERESTED TRUSTEES

Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 - present.	24	None

William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Regional loan administrator, SunTrust Bank, 1995 - present.	24	None

Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - Present,	24	None

Julie P. Fry (1956) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2007	Chief Financial Officer, Salmon, Sims, Thomas & Associates, PLLC (formerly Salmon, Beach, & Associates, PLLC), 1996 - Present	24	National Charity League, DFW Metroport Chapter — President

Franklin Raymond Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 - May 2003.	24	None

James Ray Taylor (1933) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Retired since 1994.	24	None

INTERESTED TRUSTEES[2]

Barry Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Certified Public Accountant,1976 - Present; Vice President of Business and Finance, Greensboro College, January 1998 - June 30, 2005.	24	None

Gerald B. Jones (1932) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2000	President, Flying Investments, November 2006 - present. Owner Jones Motorcars, Inc. 1957 - October 2006.	24	Bank of Arkansas — Director

OFFICERS WHO ARE NOT TRUSTEES

Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Executive Officer and Treasurer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

FUND MANAGEMENT (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Executive Officer and Chief Investment Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1998 - present.	N/A	N/A

John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Rodney R. Miller (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President, Secretary and Chief Legal Officer	Since 2000	General Counsel, Legal and Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Curtis D. Sharp (1947) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer	Since 2006	Executive Officer, Denominational and Public Relations Services, GuideStone Financial Resources of the Southern Baptist Convention, 1985 - present.	N/A	N/A

Patricia A. Weiland (1959) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President — Fund Operations and Sales	Since 2000	Executive Officer, Financial Solutions and Services, GuideStone Financial Resources of the Southern Baptist Convention, 2006 - present; Director, Mutual Funds, GuideStone Financial Resources of the Southern Baptist Convention, 2000 - 2006.	N/A	N/A

[1]	Each Trustee and officer serves for an indefinite term, until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
[2]

Messrs. Gerald Jones and Hartis serve as trustees and are to be “interested persons” of the Trust as the term is defined in the Investment Company Act of 1940, as amended, due to their positions on the Board of Trustees of GuideStone Financial Resources of the Southern Baptist Convention.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-98-GUIDE, by visiting our website at www.GuideStoneFunds.org or by visiting the SEC’s website at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders, however the schedule is posted to our website, www.GuideStoneFunds.org. You may also obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD REVIEW OF ADVISORY AGREEMENTS (UNAUDITED)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management (the “Adviser” or “GSCM”) and the Trust on behalf of the Blended and Select Funds of the Trust, except with respect to the Global Bond Fund and Real Estate Securities Fund (the “Advisory Agreement”); and (ii) the sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund (the “Sub-Advisory Agreements”). It was noted that new Sub-Advisory Agreements with respect to the Global Bond, Real Estate Securities, International Equity and Small Cap Equity Funds were not presented for renewal because they had been approved recently for an initial two-year term. The Advisory Agreement and each Sub-Advisory Agreement presented for renewal (the “Agreements”) were approved for an additional one-year term at a meeting of the Board held on September 13-14, 2007. The Board’s decision to approve the Agreements reflects the exercise of its business judgment to continue each existing arrangement. In approving the Agreements, the Board considered information provided by the Adviser, each sub-adviser and a consulting firm engaged by the Adviser with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the resources of the Adviser or sub-adviser; (ii) the experience and expertise of the Adviser or sub-adviser; (iii) the financial capability of the Adviser or sub-adviser; (iv) the compliance procedures and history of the Adviser or sub-adviser; (v) the performance of the fund in comparison to relevant benchmarks, similarly managed funds and the Adviser’s or sub-adviser’s other clients; (vi) the amount of the contractual advisory fee in comparison to similarly managed funds and the Adviser’s or sub-adviser’s other clients and the effect of any fee waiver and expense reimbursement arrangement; (vii) the total expenses of the fund in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser or sub-adviser with respect to the fund and its overall business; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits realized by the Adviser or sub-adviser; and (xi) the existence of any collateral benefits realized by the Fund. In its decision to renew each Agreement, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature and quality of the services provided by the Adviser and each sub-adviser. The Board conducted its analysis on a fund-by-fund basis with respect to the Adviser and each sub-adviser. Management provided the Board with substantial detailed information in the form of reports about each Select Fund, Blended Fund, sub-advisory firm and the Adviser prior to and during the meeting, which addressed most, if not all, of the factors listed above. Management also provided additional information about the Adviser and each sub-adviser in presentations made during the meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In considering the renewal of the existing Advisory Agreement with GSCM, the Trustees took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with their independent legal counsel. More specifically, Trustees examined the nature, extent and quality of the services to be provided by the Adviser to the Funds. The Trustees evaluated the Adviser’s experience in serving as an investment adviser, including overseeing and managing the allocation of Fund assets among the sub-advisers. The Trustees noted the experience of key personnel at the Adviser in providing investment management and administrative services and the systems used by such persons and the ability of the Adviser to attract and retain capable personnel. The Trustees noted the reputation, compliance history, compliance program, and financial condition of the Adviser. The Trustees also noted the terms of the Advisory Agreement and the responsibilities that the Adviser has as investment adviser to the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives, oversight of general Fund compliance, including compliance with social restrictions, and the implementation of Board of Trustees directives as they relate to the Funds. The Trustees concluded that each Fund is likely to benefit from the extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

The Trustees also reviewed a memorandum prepared by a consulting firm engaged by the Adviser for, among other things, supplying research on expense comparisons and investment performance of other similar funds. The memorandum compared each Select Fund with other funds having the same investment style or objective, based primarily on Morningstar’s style-based investment categories, and compared the share class of each Fund with other funds in the same distribution channel. The Board analyzed the comparative expense and performance information in the memorandum, including comparative expense information for each Fund based on a sampling of funds similar in asset size. The Trustees considered the comparative performance, fee and expense information that had been provided in their evaluation of the management fees charged to each Select Fund. The Board evaluated the annualized performance results comparing the Funds against their peers, noting that most of the Funds provided above average returns with below average net expenses.

The Trustees examined fee and expense information for the Select Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 class, as of June 30, 2007. The Trustees determined that the management fees (combined advisory and sub-advisory fees) for each Select Fund were lower than the median management fees for other mutual funds in each respective Fund’s asset-stratified peer group, except for the Value Equity, Growth Equity, Small Cap Equity, International Equity and the Real Estate Securities Funds. The Trustees noted that the management fees of each Fund net of any fee waiver or expense reimbursement were below the median fees for other similar funds at the same asset levels, except for the Value Equity Fund, the Growth Equity Fund, Small Cap Equity Fund and Real Estate Securities Fund. The Trustees then noted that the management fees net of any fee waiver or expense reimbursement for the Value Equity Fund, the Small Cap Equity Fund and the Real Estate Securities Fund ranked in the third quartile among other similar funds at the same asset levels. The Trustees also evaluated the expense ratios for other funds in the Funds’ asset-stratified peer groups and determined that each Fund’s expense ratio was significantly lower than the median expense ratio for such other funds, except for the Equity Index and Real Estate Securities Funds. The Trustees noted that the Real Estate Securities Fund’s expense ratio was slightly below the median expense ratio for other funds in the Fund’s asset-stratified peer group while the expense ratio for the Equity Index Fund was slightly above the median expense ratio for other funds in the Fund’s asset-stratified peer group. The Trustees then noted that, after taking into account the proposed reductions in investment advisory fees and the proposed fee waivers which became effective in September 2007, each Fund’s expense ratio would be significantly lower than the median expense ratio for other funds in the Fund’s asset-stratified peer group, except for the Equity Index Fund. The Trustees noted that the Equity Index Fund’s expense ratio, after taking into account the proposed reductions in investment advisory fees and the proposed fee waivers, fell slightly below the median expense ratio for other funds in the Fund’s asset-stratified peer group. The Trustees concluded that the level of each Fund’s management fees was reasonable and compared fairly to that of comparable mutual funds.

The Trustees examined the performance information for the GS4 class of the Select Funds compared to Morningstar peers for the one- and three-year periods ended June 30, 2007. The Trustees noted that the average annual total returns for the Money Market Fund, Extended- Duration Bond Fund, Value Equity Fund and International Equity Fund ranked in the first and second quartiles among the Morningstar peers for one- three- and five-year periods, and the average annual total return for the Medium-Duration Bond Fund ranked in the second quartile among the Morningstar peers for the three-year period ended June 30, 2007. The Trustees noted that the average annual total returns for the Low-Duration Bond Fund, Growth Equity Fund and Small Cap Equity Fund ranked in the third and fourth quartiles among the Morningstar peers for the one-and three-year periods ended June 30, 2007. They also noted

that the average annual total returns for the Flexible Income Fund and the Growth and Income Fund for the three-year period ended June 30, 2007 were in the first and second quartiles, respectively. The Trustees noted that 16 out of 24 sub-advisers to the Funds with three-year performance history outperformed their respective benchmarks for the three-year period ended June 30, 2007 and that the Adviser added economic value to the Funds through the selection of sub-advisers.

The Trustees considered the costs to GSCM of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipments necessary to manage the Funds in accordance with the existing Investment Advisory Agreement. The Trustees considered the anticipated revenues that GSCM expected to receive for serving as the Adviser to the Funds, the fact that any profit realized by the Adviser is forwarded to GuideStone Financial Resources which historically has operated at a deficit with respect to the Trust and that recently the investment advisory fee for certain Select Funds had been reduced. The Trustees also considered the profitability estimates for the Adviser, one without taking into account sub-advisory fee expenses borne by the Fund and one taking into account sub-advisory fee expenses. The Trustees then considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Trustees concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

The Trustees considered the extent to which the advisory fee to be paid to the Adviser reflected economics of scale. The Trustees again noted that the management fees for each Fund net of any fee waiver and expense reimbursement were below the median fee for other similar funds at the same asset levels, except for the Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and Real Estate Securities Fund.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by each Fund was reasonable, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund.

APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS

In considering the existing sub-advisory agreements with each sub-adviser, the Trustees took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with their independent legal counsel. More specifically, the Trustees examined the nature, extent and quality of the services being provided by each of the sub-advisers to the Select Funds. The Trustees evaluated each sub-adviser’s experience in serving as a sub-adviser to a Select Fund and noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Trustees noted the experience of key personnel at each sub-adviser in providing investment management services and the systems used by such persons, and the ability of each sub-adviser to attract and retain capable personnel. The Trustees noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Trustees also noted the terms of the existing sub-advisory agreements and the responsibilities that each sub-adviser has towards a Select Fund, including the responsibility of the day-to-day management of the investment portfolio of each Fund, compliance with each Fund’s policies and objectives, and the implementation of Board of Trustees directives as they relate to the Funds. The Trustees concluded that each Fund is likely to benefit from the extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources.

The Trustees examined performance information for each segment of a Select Fund managed by a sub-adviser. The Trustees noted that, for the majority of sub-advisers, the performance record of the segment of the Select Fund managed by the sub-adviser compared favorably to the relevant Fund benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and the peer universe of similarly managed funds for the period of time the sub-adviser performed advisory services on behalf of the Select Fund.

The Trustees noted that four sub-advisers had outperformed the relevant Fund benchmark over the three-year period ended March 31, 2007 and that two sub-advisers had underperformed the relevant Fund benchmark for the two-year period ended March 31, 2007. The Trustees then noted that, in certain cases, market trends, changes in personnel and a short history of managing Fund assets may have contributed to the underperformance of certain sub-advisers. The Trustees also noted each such sub-adviser had or was in the process of taking action to address any such underperformance and that each sub-adviser fulfilled a particular investment mandate for the Select Fund it advised. The Trustees concluded that, although past performance is no guarantee of future performance, the performance of each Select Fund was satisfactory and the Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Fund.

The Trustees examined the fee schedule for each sub-adviser, noting how the fee levels charged to the Trust compared with available information about fees charged by the sub-advisers to their other similarly situated clients, as well as how the sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.

The Trustees also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the meeting. The Trustees noted that the profitability estimates provided by each sub-adviser who completed a profitability questionnaire fell within industry norms, except for one sub-adviser. It was noted that the sub-adviser had consistently outperformed the relevant benchmark for the Fund and the median for the peer universe of similarly managed funds. In light of these considerations, the Trustees concluded that profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For those sub-advisers that did not provide profitability information, the Trustees relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees, and the sub-adviser’s performance history. The Trustees noted that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any concerns regarding the financial capability of those sub-advisers. The Trustees also considered the Adviser’s representations in the materials prepared for this meeting that no sub-adviser experienced any material change in its financial condition since the date of its most recent audited financial statements.

The Trustees considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale.

The Trustees noted that each sub-adviser fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints, or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Trustees noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Trustees also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Trustees considered whether any direct or indirect collateral benefits inured to the Trust as a result of its affiliation with each sub-adviser.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement.

BOARD REVIEW AND APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR GROWTH EQUITY FUND

In conjunction with the Board’s consideration of the renewal of the Sub-Advisory Agreements, the Board, including all of the Independent Trustees, as required by the 1940 Act, also considered the approval of the Sub-Advisory Agreement among GSCM, Marsico Capital Management, LLC (“Marsico”) and the Trust on behalf of the Growth Equity Fund (the “Marsico Sub-Advisory Agreement”).

Marsico, which is responsible for managing a portion of the assets of the Growth Equity Fund, underwent a corporate reacquisition from Bank of America that resulted in a change of control. Following the reacquisition, Marsico operates as an independent investment management firm and is 100% owned by its employees.

At the September 13-14, 2007 meeting, and prior to the Marsico corporate reacquisition, the Board, including a majority of the Independent Trustees, considered the appointment of Marsico as sub-adviser to the Growth Equity Fund, as proposed by the Adviser. The Board reviewed information provided by Marsico in connection with its consideration of the appointment, as well as the proposed new sub-advisory agreement. The Board reviewed the services proposed and analyzed the factors they deemed relevant, noting that the nature, quality and scope of the services to be provided to the Growth Equity Fund would not change as a result of the corporate reacquisition. The Board also considered the proposed compensation for services provided by Marsico as a sub-adviser to the Growth Equity Fund, which did not result in an increase in management fees.

The Board noted that the Marsico Sub-Advisory Agreement is substantially identical to the Growth Equity Fund’s former sub-advisory agreement with Marsico. The fees payable to Marsico under the new sub-advisory agreement are identical to the fees under the former sub-advisory agreement. The Board also noted that there are no changes to the investment personnel or to the services provided to the Growth Equity Fund as a result of the corporate reacquisition. The Board also considered the favorable past performance history of the investment management team at Marsico, in managing its assigned segment of the Growth Equity Fund.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the Marsico Sub-Advisory Agreement, which took effect upon the completion of the corporate acquisition from Bank of America.

BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENT FOR INTERNATIONAL EQUITY FUND

As required by the 1940 Act, the Board, including all of the Independent Trustees recently considered the approval of a new sub-advisory agreement among GSCM, SSgA Funds Management, Inc. (“SSgA FM”) and the Trust on behalf of the International Equity Fund (the “SSgA FM Sub-Advisory Agreement”). The SSgA FM Sub-Advisory Agreement was approved for an initial two-year term at the meeting of the Board held on July 26-27, 2007. The Board’s decision to approve the SSgA FM Sub-Advisory Agreement reflects the exercise of its business judgment to enter into a new sub-advisory arrangement. In approving the SSgA FM Sub-Advisory Agreement, the Board considered information provided by the Adviser and SSgA FM with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the SSgA FM Sub-Advisory Agreement. The factors considered by the Board included, but were not limited to: (i) the resources of SSgA FM; (ii) the experience and expertise of SSgA FM; (iii) the financial capability of SSgA FM; (iv) the compliance procedures and history of SSgA FM; (v) the performance of similarly managed funds and accounts in comparison to relevant benchmarks for the funds; (vi) the amount of the contractual sub-advisory fee in comparison to similarly managed funds and SSgA FM’s other clients and the effect of any fee waiver and expense reimbursement arrangement; (vii) the total expenses of the fund in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the anticipated profitability of SSgA FM with respect to the fund and its overall business; (ix) the extent of any anticipated economies of scale and whether the fee structure reflects such economies of scale; (x) the existence of any collateral benefits to be realized by SSgA FM; and (xi) the existence of any collateral benefits to be realized by the fund. No one factor was determinative in the Board’s consideration of the SSgA FM Sub-Advisory Agreement.

The Board undertook a review of the terms of the SSgA FM Sub-Advisory Agreement and the nature and quality of the services to be provided by SSgA FM. Management provided the Board with substantial detailed information in the form of reports about SSgA FM prior to the meetings which addressed most, if not all, of the factors listed previously. Management also provided additional information about SSgA FM in a presentation made during the meeting, discussed the comprehensive screening process used to recommend SSgA FM and responded to questions from the Board. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the approval of the SSgA FM Sub-Advisory Agreement as well as the Board’s responsibilities and duties in approving each agreement.

APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR INTERNATIONAL EQUITY FUND

In considering the approval of the SSgA FM Sub-Advisory Agreement, the Board took into account the materials provided prior to and during the meetings, and the extensive discussions during the meetings, including the discussions the Independent Trustees had during their executive session with their independent legal counsel. More specifically, the Trustees examined the nature, extent and quality of the services to be provided by SSgA FM. The Trustees evaluated the sub-adviser’s experience and noted that the sub-adviser currently provides investment advice to various clients. The Trustees noted the experience of key personnel at SSgA FM in providing investment management services and the systems used by such persons, and the ability of the sub-adviser to attract and retain capable personnel. The Trustees noted the reputation, compliance history, compliance program and financial condition of SSgA FM. The Trustees also noted the terms of the sub-advisory agreement and the responsibilities that SSgA FM would have as a sub-adviser to the Fund, including the responsibility of the day-to-day management of the investment portfolio of the Fund, compliance with the Fund’s policies and objectives, and the implementation of Board of Trustees directives as they relate to the Fund. The Trustees concluded that the Fund is likely to benefit from the extent and quality of these services as a result of the sub-adviser’s experience, personnel, operations and resources.

The Trustees considered that SSgA FM’s composite outperformed its benchmark each of the last seven years ended March 31, 2007. The Board also noted that SSgA FM achieved this performance while maintaining a lower risk level than the benchmark.

The Trustees examined the fee schedule for SSgA FM, comparing how the fee levels charged to the Fund with available information about fees charged by the sub-adviser to its other similarly situated clients. The Trustees noted that the aggregate management fee for the International Equity Fund would remain the same after the hiring of SSgA FM, given the Adviser’s proposed allocation of Fund assets among the sub-advisers to the International Equity Fund based on both current Fund assets and projected asset growth in the near term.

The Trustees noted that the materials provided prior to the meeting indicated that the sub-adviser does not have any affiliated brokers and that the firm does not currently use soft dollars; however, it may aggregate trades with an affiliate and benefit from any soft dollar products or services received by its affiliate. The Trustees also noted that the Adviser, after reviewing the financial statements provided by SSgA FM, is comfortable that the sub-adviser is sound financially. The Trustees also reviewed information in the materials regarding the compliance history and compliance program of the firm, noting that SSgA FM had no significant compliance or regulatory issues based on available information provided. The Trustees considered whether any direct or indirect collateral benefits inured to the Trust and to SSgA FM. The Trustees considered the extent to which SSgA FM’s fees reflected economies of scale. The Trustees noted that the sub-adviser’s fee schedule included breakpoints at various asset levels.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable judgment determined to approve the SSgA FM Sub-Advisory Agreement.

INVESTMENT SUB-ADVISERS (Assets under management as of 12/31/07) (Unaudited)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in their investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Institutional Management Corporation	1988	$1.4Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$1.4Tr
	Payden & Rygel	1983	$57.0B
	PIMCO (Pacific Investment Management Company LLC)	1971	$746B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$763B
	PIMCO (Pacific Investment Management Company LLC)	1971	$746B
	Western Asset Management Company	1971	$634B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$130B
	STW Fixed Income Management Ltd.	1977	$11.1B
Global Bond	Western Asset Management Company	1971	$634B
Equity Index	Northern Trust Investments, N.A.	1889	$757B
Real Estate Securities	RREEF America L.L.C.	1975	$97.8B
Value Equity	Aronson+Johnson+Ortiz, LP	1984	$27.4B
	Barrow, Hanley, Mewhinney & Straus, Inc.	1979	$68.0B
	Equinox Capital Management, LLC	1989	$936M
	Northern Trust Investments, N.A.	1889	$757B
	TCW Investment Management Company	1971	$147B
Growth Equity	Marsico Capital Management, LLC	1997	$106B
	RCM Capital Management LLC	1970	$168B
	Sands Capital Management, LLC	1992	$20.6B
	TCW Investment Management Company	1971	$147B
Small Cap Equity	Aronson+Johnson+Ortiz, L.P.	1984	$27.4B
	Lord, Abbett & Company LLC	1929	$110B
	Lotsoff Capital Management	1981	$4.4B
	Provident Investment Council, Inc.	1951	$3.0B
	TimesSquare Capital Management, LLC	2000	$11.1B
	Western Asset Management Company	1971	$634B
International Equity	AllianceBernstein L.P.	1962	$799B
	Capital Guardian Trust Company	1968	$128B
	Genesis Asset Managers, LLP	1989	$24.1B
	Mondrian Investment Partners Ltd.	1990	$64.3B
	Philadelphia International Advisors, L.P.	1956	$10.7B
	SSgA Funds Management, Inc.	2001	$144B
	Walter Scott & Partners Limited	1983	$34.2B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$4.1Tr
Cash Overlay for GuideStone Date Target, Blended, Bond and Equity Funds	Northern Trust Investments, N.A.	1889	$757B

You should consider the investment objectives, risks, charges and expenses of each investment fund carefully before investing. To obtain a prospectus with this and other information about GuideStone Funds call 1-888-98-GUIDE, visit www.GuideStoneFunds.org or write to GuideStone Funds, 2401 Cedar Springs, Dallas, TX 75201-1498. Read it carefully before you invest. Shares of GuideStone Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

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GuideStone® Funds

2401 Cedar Springs Road, Dallas, TX 75201-1498
1-888-98-GUIDE • www.GuideStoneFunds.org

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Item 2.	Code of Ethics.

There have been no amendments or waivers, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Julie P. Fry is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $306,800 and $418,320 for 2006 and 2007, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $37,000 and $33,400 for 2006 and 2007, respectively. In 2006, these fees are for Rule 17F-2 security counts and a non-recurring N-1A filing. In 2007, these fees are for Rule 17F-2 security counts.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $65,900 and $86,900 for 2006 and 2007, respectively. Tax fees are for excise calculation review and review of US Income Tax Return.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and 2007, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)	the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)	such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $93,900 and $0 for 2006 and 2007, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940

Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)
Date 2/28/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)
Date 2/28/08

By (Signature and Title)*	/s/ Jeffrey P. Billinger
Jeffrey P. Billinger, Vice President and Treasurer
(principal financial officer)
Date 2/28/08

*	Print the name and title of each signing officer under his or her signature.